EXECUTION VERSION

EXHIBIT 10.2
SYNDICATED FACILITY AGREEMENT
by and among
BANK OF AMERICA, N.A.,
as Administrative Agent and Australian Security Trustee,
THE LENDERS THAT ARE PARTIES HERETO,
as the Lenders,
CLIFFS NATURAL RESOURCES INC.,
as Parent and a Borrower, and
THE SUBSIDIARIES OF PARENT PARTY HERETO,
as Borrowers
______________________________________________________________________
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
PNC CAPITAL MARKETS LLC,
DEUTSCHE BANK SECURITIES INC.,
CITIZENS BANK, N.A.
and
REGIONS BUSINESS CAPITAL,
A DIVISION OF REGIONS BANK
as Joint Lead Arrangers
and
Joint Book Runners
Dated as of March 30, 2015

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EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate
Exhibit B-2	Form of Commitment Allocation Notice/Discretionary Commitment Allocation Notice
Exhibit B-3	Form of Bank Product Provider Agreement
Exhibit C-1	Form of Compliance Certificate
Exhibit L-1	Form of LIBOR Notice
Exhibit P-1	Form of U.S. Perfection Certificate
Exhibit P-2	Form of Australian Perfection Certificate
Schedule 1.1	Definitions
Schedule A-1	Agent’s Account
Schedule A-2	Authorized Persons
Schedule A-3	Competitors
Schedule C-1	Revolver Commitments
Schedule D-1	U.S. Designated Account
Schedule D-2	Australian Designated Account
Schedule E-1	Existing Hedge Obligations
Schedule E-2	Existing Letters of Credit
Schedule E-3	Excluded Subsidiary Indebtedness
Schedule I-1	Immaterial Subsidiaries
Schedule P-1	Permitted Investments
Schedule P-2	Permitted Liens
Schedule P-3	Permitted Dispositions
Schedule P-4	Permitted Indebtedness
Schedule 3.1	Conditions Precedent
Schedule 3.6	Conditions Subsequent
Schedule 4.1(b)	Capitalization of Borrowers
Schedule 4.1(c)	Capitalization of Borrowers’ Subsidiaries
Schedule 4.1(d)	Subscriptions, Options, Warrants, Calls
Schedule 4.11	Environmental Matters
Schedule 4.24	Locations of Inventory and Equipment
Schedule 5.1	Financial Statements, Reports, Certificates
Schedule 5.16(a)	ADI Accounts
Schedule 5.16(b)	Deposit Accounts
Schedule 5.2	Collateral Reporting

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SYNDICATED FACILITY AGREEMENT
THIS SYNDICATED FACILITY AGREEMENT (this “Agreement”), is entered into as of March 30, 2015, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), BANK OF AMERICA, N.A., as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A., as Australian security trustee (in such capacity, together with its successors and assigns in such capacity, “Australian Security Trustee”), CLIFFS NATURAL RESOURCES INC., an Ohio corporation (“Parent”), and the Subsidiaries of Parent identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively as the “Borrowers”).
The parties agree as follows:
1DEFINITIONS AND CONSTRUCTION.
1.1    Definitions. Capitalized terms used in this Agreement shall have the meanings specified therefor on Schedule 1.1.
1.2    Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Parent notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon and agreed to by the Required Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Parent” is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. For purposes of calculating the U.S. Borrowing Base with respect to the U.S. Iron Ore Business, such calculation shall be on a “first-in, first-out” basis. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, and (b) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit (other than a “going concern” or like qualification or exception resulting solely from (i) maturity of any Indebtedness (including the Revolver Commitments) occurring within one year from the time such opinion is delivered, and/or (ii) the projected or potential breach of any of the financial covenants set forth in this Agreement or any agreement governing any Indebtedness during the one-year period following the date such opinion is delivered) and (c) GAAP will be deemed to treat leases that would have been classified as operating leases in accordance with generally accepted accounting principles in the United States of America as in effect on the date hereof in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on the date hereof, notwithstanding any modifications or interpretive changes thereto that may occur thereafter. For purposes of determining satisfaction of the Payment Conditions set forth in this Agreement or the financial covenant set forth in Section 7 of this Agreement, such determination shall be calculated on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to any Permitted Acquisition, Permitted Disposition or Permitted Investment that are factually supportable, and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC or in such other manner acceptable to Agent).
1.3    Code; Australian PPSA. Any terms used in this Agreement or the other Loan Documents (except as otherwise specifically provided herein or therein) that are defined in (a) the Code shall be construed and defined as set forth in the Code; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern, and (b) the Australian PPSA shall be construed and defined as set forth in the Australian PPSA. Notwithstanding the foregoing, and where the context so requires, (i) any term defined in this Agreement or the Loan Documents by reference to the “Code”, “UCC” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in applicable Australian PPS Law, in all cases for the extension, preservation or betterment of the security and rights of the Collateral, (ii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Australian PPS Law, (iii) all references to the United States of America, or to any subdivision, department, agency or instrumentality thereof shall be deemed to refer also to Australia, or to any subdivision, department, agency or instrumentality thereof, and (iv) all references to federal or state securities laws of the United States shall be deemed to refer also to analogous federal and state securities laws in Australia.
1.4    Construction.
(a)    Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.
(b)    Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all Lender Group Expenses that have accrued and are unpaid for which an invoice has been provided to Parent, and (C) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fees and the Unused Line Fee) and are unpaid, (ii) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (iii) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (iv) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (v) the payment or repayment in full in immediately available funds of all other outstanding Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (A) unasserted contingent indemnification Obligations, (B) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (vi) the termination of all of the Revolver Commitments of the Lenders.
(c)    Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the U.S. Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued and unpaid with respect to, all outstanding U.S. Revolving Loans, together with the payment of any premium applicable to the repayment of the U.S. Revolving Loans, (B) all Lender Group Expenses of Agent, the U.S. Issuing Banks, and the U.S. Revolving Lenders that have accrued and are unpaid and for which an invoice has been provided to Parent in respect of the U.S. Obligations, and (C) all fees or charges that have accrued hereunder or under any other Loan Document with respect to the U.S. Obligations (including the U.S. Letter of Credit Fee and the Unused Line Fee) and are unpaid, (ii) in the case of contingent reimbursement obligations with respect to U.S. Letters of Credit, providing Letter of Credit Collateralization, (iii) in the case of obligations with respect to U.S. Bank Products (other than U.S. Hedge Obligations), providing Bank Product Collateralization, (iv) the receipt by Agent of cash collateral in order to secure any other contingent U.S. Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a U.S. Revolving Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent U.S. Obligations, (v) the payment or repayment in full in immediately available funds of all other outstanding U.S. Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other U.S. Obligations) under Hedge Agreements provided by U.S. Hedge Providers) other than (A) unasserted contingent indemnification U.S. Obligations, (B) any U.S. Bank Product Obligations (other than U.S. Hedge Obligations) that, at such time, are allowed by the applicable U.S. Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any U.S. Hedge Obligations that, at such time, are allowed by the applicable U.S. Hedge Provider to remain outstanding without being required to be repaid, and (vi) the termination of all of the U.S. Revolver Commitments of the U.S. Revolving Lenders.
(d)    Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Australian Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Australian Revolving Loans, together with the payment of any premium applicable to the repayment of the Australian Revolving Loans, (B) all Lender Group Expenses of Agent, the Australian Security Trustee, the Australian Issuing Banks, and the Australian Revolving Lenders that have accrued and are unpaid and for which an invoice has been provided to Parent in respect of the Australian Obligations, and (C) all fees or charges that have accrued hereunder or under any other Loan Document with respect to the Australian Obligations (including the Australian Letter of Credit Fee) and are unpaid, (ii) in the case of contingent reimbursement obligations with respect to Australian Letters of Credit, providing Letter of Credit Collateralization, (iii) in the case of obligations with respect to Australian Bank Products (other than Australian Hedge Obligations), providing Bank Product Collateralization, (iv) the receipt by Agent of cash collateral in order to secure any other contingent Australian Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or an Australian Revolving Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys' fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Australian Obligations, (v) the payment or repayment in full in immediately available funds of all other outstanding Australian Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Australian Obligations) under Hedge Agreements provided by Australian Hedge Providers) other than (A) unasserted contingent indemnification Australian Obligations, (B) any Australian Bank Product Obligations (other than Australian Hedge Obligations) that, at such time, are allowed by the applicable Australian Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Australian Hedge Obligations that, at such time, are allowed by the applicable Australian Hedge Provider to remain outstanding without being required to be repaid, and (vi) the termination of all of the Australian Revolver Commitments of the Australian Revolving Lenders.
(e)    Any reference herein or in any other Loan Document to any law, statute, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.
(f)    Any reference in this Agreement to Liens stated to be in favor of Agent shall be construed so as to include a reference to Liens granted in favor of Australian Security Trustee.
1.5    Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to (i) Chicago time for U.S. Revolving Loans and (ii) Sydney time for Australian Revolving Loans. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided that, with respect to a computation of fees or interest payable to Agent or any Lender, such period shall include the first day, but not the last day so long as payment thereof is received prior to the time specified in Section 2.6 hereof, but in any event shall consist of at least one full day.
1.6    Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
1.7    Dollar Equivalent.
(a)    Agent shall determine the Dollar Equivalent of any Letter of Credit not denominated in Dollars (i) on the date of issuance thereof and the date of any amendment thereto that increases the face amount thereof, in each case using the Spot Rate for the Agreed Currency other than Dollars in relation to Dollars in effect on date immediately prior to the applicable issuance or amendment date, and (ii) at such other times as may be determined by either Agent or an Issuing Bank in its Permitted Discretion, in each case using the Spot Rate for the Agreed Currency other than Dollars in relation to Dollars in effect on the date of determination. Each amount determined pursuant to this Section 1.7(a) shall be the Dollar Equivalent of the applicable Letter of Credit until the next calculation thereof pursuant to the preceding sentences of this Section 1.7(a), absent manifest error. Upon the request of the Borrowers, Agent shall notify Borrowers and the applicable Lenders of each calculation of the Dollar Equivalent of each Letter of Credit denominated in an Agreed Currency other than Dollars.
(b)    Wherever in this Agreement in connection any Letter of Credit, an amount, such as a required minimum, sublimit, maximum, or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Agreed Currency other than Dollars, such amount shall be the Agreed Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Agreed Currency that is equivalent to one Dollar, with 0.5 of a unit being rounded upward).
(c)    Principal, interest, reimbursement obligations, cash collateral for reimbursement obligations, fees, and all other amounts payable to Agent or Lenders under this Agreement and the other Loan Documents shall be payable (except as otherwise specifically provided herein) in Dollars.
(d)    If at any time following one or more fluctuations in the exchange rate of any Agreed Currency other than Dollars against the Dollar, all or any part of the Obligations exceeds more than 102% of any other limit set forth herein for such Obligations, the Borrowers of such Obligations shall within 1

Business Day of written notice of same from Agent immediately make the necessary payments or repayments to reduce such Obligations, or Cash Collateralize such Obligations, to an amount necessary to eliminate such excess over 100% of such limit.
1.8    LIBOR Rate. Agent does not warrant, nor accept responsibility, nor shall Agent have any liability with respect to the administration, submission, or any other matter related to the rates in the definition of LIBOR Rate or with respect to any comparable or successor rate thereto.
1.9    Borrowers. Except as otherwise set forth herein, any reference herein to the “applicable Borrowers” or “Borrowers” making payment or receiving extensions of credit in respect of Obligations shall be deemed to refer to the U.S. Borrowers making payment of, or receiving extensions of credit that constitute, U.S. Obligations and the Australian Borrowers making payment of, or receiving extensions of credit that shall constitute, Australian Obligations.
1.10    Australian Terms. Without prejudice to the generality of any provision of this Agreement, in this Agreement where it relates to an Australian Loan Party or any of its Subsidiaries incorporated under the laws of Australia or any state or territory thereof, a reference in this Agreement to:
(a)    “Affiliate” has the meaning given to it in section 50AA of the Corporations Act;
(b)    “Authorized Person” means the company secretary or any director of that Australian Loan Party or Subsidiary;
(c)    “Controller” has the meaning given to it in Section 9 of the Corporations Act;
(d)    “Fair Labor Standards Act” or “Worker Adjustment and Retraining Notification Act” means the Fair Work Act 2009 (Cth) of Australia;
(e)    “Lien” also includes any ‘security interest’ as defined in sections 12(1) and 12(2) of the Australian PPSA;
(f)    “Solvent” means that it is not ‘insolvent’ within the meaning of section 95A(2) of the Corporations Act; and
(g)    a “Subsidiary” means a subsidiary within the meaning given in Part 1.2 Division 6 of the Corporations Act.
2    REVOLVING LOANS AND TERMS OF PAYMENT.
2.1    Revolving Loans.
(a)    Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each U.S. Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“U.S. Revolving Loans”) in Dollars to U.S. Borrowers in a principal amount not to exceed the lesser of:
(i)    such Lender’s U.S. Revolver Commitment at such time, or

(ii)    such Lender’s Pro Rata Share of an amount equal to (x) the U.S. Line Cap at such time less (y) the sum of (A) the U.S. Letter of Credit Usage at such time, (B) the principal amount of U.S. Swing Loans outstanding at such time and (C) the principal amount of U.S. Revolving Loans outstanding at such time.
Anything to the contrary in this Section 2.1(a) notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease U.S. Receivable Reserves, U.S. Inventory/Equipment Reserves, U.S. Bank Product Reserves, U.S. Dilution Reserves and other Reserves against the U.S. Borrowing Base or the U.S. Maximum Revolver Amount, including based on review of the Borrowers’ employment and labor contracts; provided that Agent shall not impose any reserves prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date with respect to locations in which the Borrowers have failed to deliver a Collateral Access Agreement; provided further that no reserve shall be established, increased or decreased except upon not less than three Business Days’ prior written notice from the Agent to the Parent, during which period employees, agents or other representatives of the Agent shall use commercially reasonable efforts to be available during regular business hours to discuss any such proposed establishment or modification of such reserve with the Parent and, without limiting the right of the Agent to establish or modify reserves in its Permitted Discretion, the Parent may take such action as may be required so that the circumstances, conditions, events or contingencies that are the basis for such reserve or modification thereof no longer exist, in a manner and to the extent reasonably satisfactory to the Agent in its Permitted Discretion; provided that no such prior written notice shall be required for any modifications to any reserves during any Cash Dominion Trigger Period, during a Financial Covenant Period, during any period of weekly collateral reporting as provided in Section 5.2, or after the occurrence and during the continuance of any Event of Default, in each case resulting by virtue of mathematical calculations of the amount of the reserves in accordance with the methodology of calculation previously utilized. The amount of any U.S. Receivable Reserve, U.S. Inventory/Equipment Reserve, U.S. Bank Product Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve and shall not be duplicative of any other reserve established and currently maintained. Upon establishment or increase in reserves, Agent agrees to make itself available to discuss the reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of Agent to establish or change such U.S. Receivable Reserve, U.S. Inventory/Equipment Reserve, U.S. Bank Product Reserve, or other Reserves, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such U.S. Receivable Reserve, U.S. Inventory/Equipment Reserve, U.S. Bank Product Reserve, or other Reserves or such change no longer exists or has otherwise been adequately addressed by Borrowers.
(b)    Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Australian Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“Australian Revolving Loans” and together with the U.S. Revolving Loans, “Revolving Loans”) in Dollars to Australian Borrowers in a principal amount not to exceed the lesser of:
(i)    such Lender’s Australian Revolver Commitment at such time, or
(ii)    such Lender’s Pro Rata Share of an amount equal to (x) the Australian Line Cap at such time less (y) the sum of (A) the Australian Letter of Credit Usage at such time, (B) the principal amount of Australian Swing Loans outstanding at such time and (C) the principal amount of Australian Revolving Loans outstanding at such time.
Anything to the contrary in this Section 2.1(b) notwithstanding, Agent shall have the right (but not the obligation), in the exercise of its Permitted Discretion, to establish and increase or decrease Australian Receivable Reserves, Australian Inventory/Equipment Reserves, Australian Bank Product Reserves, Australian Priority Payables Reserves, Australian Dilution Reserves and other Reserves against the

Australian Borrowing Base or the Australian Maximum Revolver Amount, including based on review of the Australian Borrowers’ employment and labor contracts; provided that Agent shall not impose any reserves prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date with respect to locations in which the Borrowers have failed to deliver a Collateral Access Agreement; provided further that no reserve shall be established, increased or decreased except upon not less than three Business Days’ prior written notice from the Agent to the Parent, during which period employees, agents or other representatives of the Agent shall use commercially reasonable efforts to be available during regular business hours to discuss any such proposed establishment or modification of such reserve with the Parent and, without limiting the right of the Agent to establish or modify reserves in its Permitted Discretion, the Parent may take such action as may be required so that the circumstances, conditions, events or contingencies that are the basis for such reserve or modification thereof no longer exist, in a manner and to the extent reasonably satisfactory to the Agent in its Permitted Discretion; provided that no such prior written notice shall be required for any modifications to any reserves during a Financial Covenant Period, during any period of weekly collateral reporting as provided in Section 5.2, or after the occurrence and during the continuance of any Event of Default, in each case resulting by virtue of mathematical calculations of the amount of the reserves in accordance with the methodology of calculation previously utilized. The amount of any Australian Receivable Reserve, Australian Inventory/Equipment Reserve, Australian Bank Product Reserve, Australian Priority Payables Reserves, Australian Dilution Reserve, or other Reserve established by Agent shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve as determined by Agent in its Permitted Discretion and shall not be duplicative of any other reserve established and currently maintained. Upon establishment or increase in reserves, Agent agrees to make itself available to discuss the reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of Agent to establish or change such Australian Receivable Reserve, Australian Inventory/Equipment Reserve, Australian Bank Product Reserve, Australian Priority Payables Reserves, Australian Dilution Reserve or other Reserves, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such Receivable Reserve, Inventory Reserve, Bank Product Reserve, or other Reserves or such change no longer exists or has otherwise been adequately addressed by Borrowers.
(c)    The outstanding principal amount of the U.S. Revolving Loans, together with interest accrued and unpaid thereon, shall constitute U.S. Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.
(d)    The outstanding principal amount of the Australian Revolving Loans, together with interest accrued and unpaid thereon, shall constitute Australian Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.
(e)    Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.
2.2    Allocation of the U.S. Revolver Commitments and the Australian Revolver Commitments. For so long as any of any Revolver Commitments are in effect and/or any Obligations are outstanding, a portion of the U.S. Revolver Commitments may be allocated to support the availability of Australian Revolving Loan Exposure and a portion of the Australian Revolver Commitments may be allocated to support the availability of U.S. Revolving Loan Exposure, in each case in accordance with this Section 2.2.
(a)    So long as no Default or Event of Default shall have occurred and be continuing, from time to time but in no event more than (A) two (2) times per twelve-month period, upon at least five (5) Business Days (or such shorter period as Agent may agree) prior written notice to the Agent, the Borrowers may request an amount of the U.S. Revolver Commitments be allocated to support the availability of Australian Revolving Loan Exposure or an amount of the Australian Revolver Commitments be allocated to support the availability of U.S. Revolving Loan Exposure by providing a written notice to the Agent requesting such allocation (each such notice herein a “Commitment Allocation Notice”); provided that at no time shall (i) the aggregate Australian Revolver Commitments exceed the aggregate U.S. Revolver Commitments, (ii) the Revolver Commitment of any Lender be decreased by virtue of any allocation under this Section 2.2(a) or (iii) any Lender be required to agree to allocate its U.S. Revolver Commitment to support the availability of Australian Credit Exposure or its Australian Revolver Commitment to support the availability of U.S. Credit Exposure.
(b)    So long as no Default or Event of Default shall have occurred and be continuing, upon at least five (5) Business Days (or such shorter period as Agent may agree) prior written notice to the Agent (the “Discretionary Commitment Allocation Notice”), the Borrowers may reallocate U.S. Excess Availability to the Australian Borrowing Base (a “Discretionary Commitment Reallocation”). Promptly upon any such Discretionary Commitment Reallocation in accordance with the procedures set forth in this clause (b), the Agent shall provide a written notice thereof to the Lenders. Any Discretionary Commitment Reallocation shall be effective five (5) Business Days (or such shorter period as Agent may agree) following the date the Agent receives the Discretionary Commitment Allocation Notice or the date indicated for such effectiveness in the Discretionary Commitment Allocation Notice, whichever is later.
(c)    In connection with each Commitment Allocation Notice, the Agent shall calculate and provide notice to each Lender of its Pro Rata Share of the U.S. Revolver Commitments and the Australian Revolver Commitments. On each date on which a reallocation of the Revolver Commitments pursuant to a Commitment Allocation Notice which results in a change in the any Lender’s Pro Rata Share of the U.S. Revolver Commitments and Australian Revolver Commitments becomes effective, if any Loans or Letters of Credit are outstanding as of such date, then the outstanding principal balance of the Loans (and participations in Letters of Credit and Swing Loans) shall be reallocated in accordance with such new Pro Rata Share of the U.S. Revolver Commitments and Australian Revolver Commitments and each Lender whose Pro Rata Share has increased shall, by wire transfer of immediately available funds, purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit and Swing Loans) of each Lender whose Pro Rata Share of the U.S. Revolver Commitments or Australian Revolver Commitments, as applicable, has decreased (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender shall hold its new Pro Rata Share of the outstanding Loans (and participation interests) after giving effect to such purchases and sales.
(d)    Each Commitment Allocation Notice or Discretionary Commitment Allocation Notice delivered by any Borrower to the Agent shall be substantially in the form of Exhibit B-2 or such other form as the Agent may agree.
2.3    Borrowing Procedures and Settlements.
(a)    Procedure for Borrowings. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent and received by Agent no later than (i) 12:00  noon on the Business Day that is the requested Funding Date in the case of a request for a Swing Loan or a U.S. Revolving Loan that is a Base Rate Loan, (ii) 11:00 a.m. on the Business Day that is one Business Day prior to the requested Funding Date in the case of a request for an Australian Base Rate Loan, and (iii) 12:00 noon on the Business Day that is 3 Business Days prior to the requested Funding Date in the case of all other LIBOR Rate Loans, specifying (A) the amount of such Borrowing, (B) whether such Borrowing will be a U.S. Revolving Loan or an Australian Revolving Loan, (C) the requested Funding Date (which shall be a Business Day), (D) whether such Borrowing is to be a Borrowing of Base Rate Loans, a Borrowing of LIBOR Rate Loans or a Borrowing of Australian Base Rate Loans, and (E) in the case of a Borrowing of LIBOR Rate Loans, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; provided that Agent may, in its sole discretion, elect to accept as timely requests that are received later than the times specified above on the applicable Business Day; provided, further that (i)

the U.S. Borrowers shall only be permitted to borrow Base Rate Loans and LIBOR Rate Loans and (ii) the Australian Borrowers shall only be permitted to borrow Australian Base Rate Loans and LIBOR Rate Loans. In lieu of delivering the above-described written request, any Authorized Person may give Agent electronic notice of such request by the required time. In such circumstances, Borrowers agree that any such electronic notice will be confirmed in writing within 24 hours of the giving of such electronic notice, but the failure to provide such written confirmation shall not affect the validity of the request.
(b)    Reserved.
(c)    Making of U.S. Swing Loans. In the case of a request for a U.S. Revolving Loan and so long as either (i) the aggregate amount of U.S. Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to U.S. Swing Loans since the last Settlement Date, plus the amount of the requested U.S. Swing Loan does not exceed $100,000,000, or (ii) U.S. Swing Lender, in its sole discretion, agrees to make a U.S. Swing Loan notwithstanding the foregoing limitation, U.S. Swing Lender shall make a U.S. Revolving Loan (any such U.S. Revolving Loan made by U.S. Swing Lender pursuant to this Section 2.3(c) being referred to as a “U.S. Swing Loan” and all such U.S. Revolving Loans being referred to as “U.S. Swing Loans”) available to U.S. Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such requested Borrowing to the U.S. Designated Account. Each U.S. Swing Loan shall be deemed to be a U.S. Revolving Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other U.S. Revolving Loans, except that all payments (including interest) on any U.S. Swing Loan shall be payable to U.S. Swing Lender solely for its own account. Subject to the provisions of Section 2.3(f)(iii), U.S. Swing Lender shall not make and shall not be obligated to make any U.S. Swing Loan if U.S. Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the U.S. Excess Availability on such Funding Date. U.S. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any U.S. Swing Loan. The U.S. Swing Loans shall be secured by Liens granted under the Loan Documents (other than the Australian Security Documents), constitute U.S. Revolving Loans and U.S. Obligations, and bear interest at the rate applicable from time to time to U.S. Revolving Loans that are Base Rate Loans.
(d)    Making of Australian Swing Loans. In the case of a request for an Australian Revolving Loan and so long as either (i) the aggregate amount of Australian Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to Australian Swing Loans since the last Settlement Date, plus the amount of the requested Australian Swing Loan does not exceed $20,000,000, or (ii) Australian Swing Lender, in its sole discretion, agrees to make an Australian Swing Loan notwithstanding the foregoing limitation, Australian Swing Lender shall make an Australian Revolving Loan (any such Australian Revolving Loan made by Australian Swing Lender pursuant to this Section 2.3(d) being referred to as an “Australian Swing Loan” and all such Australian Revolving Loans being referred to as “Australian Swing Loans”; and U.S. Swing Loans and Australian Swing Loan may also each be referred to herein as “Swing Loans”) available to Australian Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such requested Borrowing to the Australian Designated Account. Each Australian Swing Loan shall be deemed to be an Australian Revolving Loan hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Australian Revolving Loans, except that all payments (including interest) on any Australian Swing Loan shall be payable to Australian Swing Lender solely for its own account. Subject to the provisions of Section 2.3(f)(iv), Australian Swing Lender shall not make and shall not be obligated to make any Australian Swing Loan if Australian Swing Lender has actual knowledge that (A) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Australian Excess Availability on such Funding Date. Australian Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Australian Swing Loan. The Australian Swing Loans shall be secured by Liens granted under the Loan Documents, constitute Australian

Revolving Loans and Australian Obligations, and bear interest at the rate applicable from time to time to Australian Revolving Loans that are Base Rate Loans.
(e)    Making of Revolving Loans.
(i)    In the event that a Swing Lender refuses to or is not obligated to make a Swing Loan, then after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the applicable Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day that is one Business Day prior to the requested Funding Date (or, in the case of a request for a Loan delivered on the requested Funding Date, no later than 1:00 p.m. on the requested Funding Date). If Agent has notified the Lenders of a requested Borrowing on the Business Day that is one Business Day prior to the Funding Date (or, in the case of a request for a Loan delivered on the requested Funding Date), then each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to the Agent’s Account, not later than 3:00 p.m., in the case of any Loan requested to be funded on the Funding Date, or 10:00 a.m., in the case of any other request, in each case, on the Business Day that is the requested Funding Date. After Agent’s receipt of the proceeds of such Revolving Loans from the Lenders, Agent shall make the proceeds thereof available to applicable Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the U.S. Designated Account (with respect to U.S. Revolving Loans) and the Australian Designated Account (with respect to Australian Revolving Loans); provided, that, subject to the provisions of Sections 2.3(f)(iii) and 2.3(f)(iv), no Lender shall have an obligation to make any Revolving Loan, if (1) one (1) or more of the applicable conditions precedent set forth in Section 3 are not satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the U.S. Excess Availability or the Australian Excess Availability on such Funding Date.
(ii)    Unless Agent receives notice from a Lender prior to 9:30 a.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Agent has notified the Lenders of a requested Borrowing that such Lender will not make available as and when required hereunder to Agent for the account of the applicable Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrowers a corresponding amount. If, on the requested Funding Date, any Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to the applicable Borrowers such amount on the requested Funding Date, then such Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to the Agent’s Account, no later than 10:00 a.m. on the Business Day that is the first Business Day after the requested Funding Date (in which case, the interest accrued on such Lender’s portion of such Borrowing for the Funding Date shall be for Agent’s separate account). If any Lender shall not remit the full amount that it is required to make available to Agent in immediately available funds as and when required hereby and if Agent has made available to Borrowers such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(e)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender’s Revolving Loan for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrowers of such failure to fund and, within one Business Day after receipt of such notice, the applicable Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans composing such Borrowing.

(f)    Protective Advances and Optional Overadvances.
(i)    Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(f)(vii), at any time after the occurrence and during the continuance of a Default or an Event of Default, or that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in Agent’s Permitted Discretion, to make U.S. Revolving Loans that are Base Rate Loans to, or for the benefit of, U.S. Borrowers, on behalf of the U.S. Revolving Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the collectability or likelihood of repayment of the U.S. Obligations, so long as such U.S. Revolving Loans do not cause U.S. Revolver Usage to exceed the U.S. Maximum Revolver Amount (the U.S. Revolving Loans described in this Section 2.3(f)(i) shall be referred to as “U.S. Protective Advances”). U.S. Revolving Lenders shall participate on a pro rata basis in U.S. Protective Advances outstanding from time to time. Required Lenders may at any time revoke Agent’s authority to make further Protective Advances by written notice to Agent. Agent shall use reasonable efforts to notify Parent of the existence of any U.S. Protective Advance on or about the date when made (it being understood that the failure to provide such notification to Parent shall have no effect on such U.S. Protective Advance).
(ii)    Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(f)(vii), if there is a U.S. Overadvance at any time, the excess amount shall be payable by U.S. Borrowers within one Business Day after receipt of demand from Agent, but all such U.S. Revolving Loans shall nevertheless constitute U.S. Obligations of the U.S. Borrowers secured by the applicable Collateral of the U.S. Loan Parties and entitled to all benefits of the Loan Documents (other than Australian Collateral Documents). Agent may require U.S. Revolving Lenders to honor requests for U.S. Overadvance Loans and to forbear from requiring U.S. Borrowers to cure a U.S. Overadvance, (a) when no other Event of Default is known to the Agent, as long as (i) the U.S. Overadvance does not continue for more than 30 consecutive days (and no U.S. Overadvance may exist for at least five (5) consecutive days thereafter before further U.S. Overadvance Loans are required), and (ii) the U.S. Overadvance is not known by Agent to exceed 5.0% of the U.S. Maximum Revolver Amount and (b) regardless of whether an Event of Default exists, if Agent discovers a U.S. Overadvance not previously known by it to exist, as long as from the date of such discovery the U.S. Overadvance is not increased and does not continue for more than 30 consecutive days. In no event shall U.S. Overadvance Loans be required that would cause (x) U.S. Revolver Usage (including for this purpose, the aggregate principal amount of U.S. Overadvance Loans) to exceed the aggregate U.S. Revolver Commitments or (y) any U.S. Revolving Lenders’ Pro Rata Share of U.S. Revolver Usage (including, for this purpose, the aggregate principal amount of U.S. Overadvance Loans) to exceed its U.S. Revolver Commitment. Any funding of a U.S. Overadvance Loan or sufferance of a U.S. Overadvance shall not constitute a waiver by Agent or Lenders of the Event of Default caused thereby. Agent shall use reasonable efforts to notify Parent of the existence of any U.S. Overadvance on or about the date when made (it being understood that the failure to provide such notification to Parent shall have no effect on such U.S. Overadvance).
(iii)    Each U.S. Protective Advance and each U.S. Overadvance (each, a “U.S. Extraordinary Advance”) shall be deemed to be a U.S. Revolving Loan hereunder, except that no U.S. Extraordinary Advance shall be eligible to be a LIBOR Rate Loan and, prior to Settlement therefor, all payments on the U.S. Extraordinary Advances shall be payable to Agent solely for its own account. The U.S. Extraordinary Advances shall be repayable within one Business Day of demand thereof, secured by the Liens granted under the Loan Documents (other than the Australian Security Documents), constitute U.S. Obligations hereunder, and bear interest at the rate applicable from time to time to U.S. Revolving Loans that are Base Rate Loans.
(iv)    Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(f)(vii), at any time after the occurrence and during the continuance of a Default or an Event of Default, or that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in

Agent’s Permitted Discretion, to make Australian Revolving Loans that are Base Rate Loans to, or for the benefit of, Australian Borrowers, on behalf of the Australian Revolving Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the collectability or the likelihood of repayment of the Australian Obligations, so long as such Australian Revolving Loans do not cause Australian Revolver Usage to exceed the Australian Maximum Revolver Amount (the Australian Revolving Loans described in this Section 2.3(f)(iv) shall be referred to as “Australian Protective Advances”; and U.S. Protective Advances and Australian Protective Advances may also each be referred to herein as “Protective Advances”). Australian Revolving Lenders shall participate on a pro rata basis in Australian Protective Advances outstanding from time to time. Required Lenders may at any time revoke Agent’s authority to make further Protective Advances by written notice to Agent. Agent shall use reasonable efforts to notify Parent of the existence of any Australian Protective Advance on or about the date when made (it being understood that the failure to provide such notification to Parent shall not invalidate such Australian Protective Advance).
(v)    Any contrary provision of this Agreement or any other Loan Document notwithstanding, but subject to Section 2.3(f)(vii), if there is an Australian Overadvance at any time, the excess amount shall be payable by Australian Borrowers within one Business Day after receipt of demand from Agent, but all such Australian Revolving Loans shall nevertheless constitute Australian Obligations secured by the applicable Collateral and entitled to all benefits of the Loan Documents. Agent may require Australian Revolving Lenders to honor requests for Australian Overadvance Loans and to forbear from requiring Australian Borrowers to cure an. Australian Overadvance, (a) when no other Event of Default is known to the Agent, as long as (i) the Australian Overadvance does not continue for more than 30 consecutive days (and no Australian Overadvance may exist for at least five (5) consecutive days thereafter before further Australian Overadvance Loans are required), and (ii) the Australian Overadvance is not known by Agent to exceed 5.0% of the Australian Maximum Revolver Amount and (b) regardless of whether an Event of Default exists, if Agent discovers an Australian Overadvance not previously known by it to exist, as long as from the date of such discovery the Australian Overadvance is not increased and does not continue for more than 30 consecutive days. In no event shall Australian Overadvance Loans be required that would cause (x) Australian Revolver Usage (including, for this purpose, the aggregate principal amount of Australian Overadvance Loans) to exceed the aggregate Australian Revolver Commitments or (y) any Australian Revolving Lenders’ Pro Rata Share of Australian Revolver Usage (including, for this purpose, the aggregate principal amount of Australian Overadvance Loans) to exceed its Australian Revolver Commitment. Any funding of an Australian Overadvance Loan or sufferance of an. Australian Overadvance shall not constitute a waiver by Agent or Lenders of the Event of Default caused thereby. Agent shall use reasonable efforts to notify Parent of the existence of any Australian Overadvance on or about the date when made (it being understood that the failure to provide such notification to Parent shall have no effect on such Australian Overadvance)
(vi)    Each Australian Protective Advance and each Australian Overadvance (each, an “Australian Extraordinary Advance”; and U.S. Extraordinary Advances and Australian Extraordinary Advances may also each be referred to herein as “Extraordinary Advances”) shall be deemed to be an Australian Revolving Loan hereunder, except that no Australian Extraordinary Advance shall be eligible to be a LIBOR Rate Loan and, prior to Settlement therefor, all payments on the Australian Extraordinary Advances shall be payable to Agent solely for its own account. The Australian Extraordinary Advances shall be repayable within one Business Day of demand thereof, secured by the Liens granted under the Loan Documents, constitute Australian Obligations hereunder, and bear interest at the rate applicable from time to time to Australian Revolving Loans that are Base Rate Loans.
(vii)    Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary: (A) no U.S. Extraordinary Advance may be made by Agent if such U.S. Extraordinary Advance would cause the aggregate principal amount of U.S. Extraordinary Advances outstanding to exceed an amount equal to 10% of the U.S. Maximum Revolver Amount and (B) no Australian Extraordinary Advance may be made by Agent if such Australian Extraordinary Advance would cause the aggregate principal amount of Australian Extraordinary Advances outstanding to exceed an amount equal to 10% of the Australian Maximum Revolver Amount.
(viii)    The provisions of this Section 2.3(f) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way.
(g)    Settlement.
(i)    U.S. Obligations. It is agreed that each U.S. Revolving Lender’s funded portion of the U.S. Revolving Loans is intended by the U.S. Revolving Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding U.S. Revolving Loans. Such agreement notwithstanding, Agent, U.S. Swing Lender, and the other U.S. Revolving Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, Settlement among the U.S. Revolving Lenders as to the U.S. Revolving Loans, the U.S. Swing Loans, and the U.S. Extraordinary Advances shall take place on a periodic basis in accordance with the following provisions:
(A)    Agent shall request settlement (“Settlement”) with the U.S. Revolving Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (1) on behalf of U.S. Swing Lender, with respect to the outstanding U.S. Swing Loans, (2) for itself, with respect to the outstanding U.S. Extraordinary Advances, and (3) with respect to U.S. Borrowers’ or any of their Subsidiaries’ payments or other amounts received, as to each by notifying the U.S. Revolving Lenders by telecopy, telephone, email or other electronic form of transmission, of such requested Settlement, no later than 2:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding U.S. Revolving Loans, U.S. Swing Loans, and U.S. Extraordinary Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(i)): (y) if the amount of the U.S. Revolving Loans (including U.S. Swing Loans, and U.S. Extraordinary Advances) made by a U.S. Revolving Lender that is not a Defaulting Lender exceeds such U.S. Revolving Lender’s Pro Rata Share of the U.S. Revolving Loans (including U.S. Swing Loans, and U.S. Extraordinary Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such U.S. Revolving Lender (as such U.S. Revolving Lender may designate), an amount such that each such U.S. Revolving Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the U.S. Revolving Loans (including U.S. Swing Loans, and U.S. Extraordinary Advances), and (z) if the amount of the U.S. Revolving Loans (including U.S. Swing Loans, and U.S. Extraordinary Advances) made by a U.S. Revolving Lender is less than such Lender’s Pro Rata Share of the U.S. Revolving Loans (including U.S. Swing Loans, and U.S. Extraordinary Advances) as of a Settlement Date, such U.S. Revolving Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such U.S. Revolving Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the U.S. Revolving Loans (including U.S. Swing Loans and U.S. Extraordinary Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable U.S. Swing Loans or U.S. Extraordinary Advances and, together with the portion of such U.S. Swing Loans or U.S. Extraordinary Advances representing U.S. Swing Lender’s Pro Rata Share thereof, shall constitute U.S. Revolving Loans of such Lenders. If any such amount is not made available to Agent by any U.S. Revolving Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such U.S. Revolving Lender together with interest thereon at the Defaulting Lender Rate.
(B)    In determining whether a U.S. Revolving Lender’s balance of the U.S. Revolving Loans, U.S. Swing Loans, and U.S. Extraordinary Advances is less than, equal to, or greater than such U.S. Revolving Lender’s Pro Rata Share of the U.S. Revolving Loans, U.S. Swing Loans, and

U.S. Extraordinary Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by U.S. Borrowers and allocable to the U.S. Revolving Lenders hereunder, and proceeds of Collateral securing the U.S. Obligations.
(C)    Between Settlement Dates, Agent, to the extent U.S. Extraordinary Advances or U.S. Swing Loans are outstanding, may pay over to Agent or U.S. Swing Lender, as applicable, any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the U.S. Revolving Loans, for application to the U.S. Extraordinary Advances or U.S. Swing Loans. Between Settlement Dates, Agent, to the extent no U.S. Extraordinary Advances or U.S. Swing Loans are outstanding, may pay over to U.S. Swing Lender any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the U.S. Revolving Loans, for application to U.S. Swing Lender’s Pro Rata Share of the U.S. Revolving Loans. If, as of any Settlement Date, payments or other amounts of Parent and its Subsidiaries received since the then immediately preceding Settlement Date have been applied to U.S. Swing Lender’s Pro Rata Share of the U.S. Revolving Loans other than to U.S. Swing Loans, as provided for in the previous sentence, U.S. Swing Lender shall pay to Agent for the accounts of the U.S. Revolving Lenders, and Agent shall pay to the U.S. Revolving Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(i)), to be applied to the outstanding U.S. Revolving Loans of such U.S. Revolving Lenders, an amount such that each such U.S. Revolving Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the U.S. Revolving Loans. During the period between Settlement Dates, U.S. Swing Lender with respect to U.S. Swing Loans, Agent with respect to U.S. Extraordinary Advances, and each U.S. Revolving Lender with respect to the U.S. Revolving Loans other than U.S. Swing Loans and U.S. Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by U.S. Swing Lender, Agent, or the U.S. Revolving Lenders, as applicable.
(ii)    Australian Obligations. It is agreed that each Australian Revolving Lender’s funded portion of the Australian Revolving Loans is intended by the U.S. Revolving Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Australian Revolving Loans. Such agreement notwithstanding, Agent, Australian Swing Lender, and the other Australian Revolving Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, Settlement among the Lenders as to the Australian Revolving Loans, the Australian Swing Loans, and the Australian Extraordinary Advances shall take place on a periodic basis in accordance with the following provisions:
(A)    Agent shall request Settlement with the Australian Revolving Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (1) on behalf of Australian Swing Lender, with respect to the outstanding Australian Swing Loans, (2) for itself, with respect to the outstanding Australian Extraordinary Advances, and (3) with respect to Australian Borrowers or any of their respective Subsidiaries’ payments or other amounts received, as to each by notifying the Australian Revolving Lenders by telecopy, telephone, email or other electronic form of transmission, of such requested Settlement, no later than 2:00 p.m. on the Business Day immediately prior to the Settlement Date. Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Australian Revolving Loans, Australian Swing Loans, and Australian Extraordinary Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(i)): (y) if the amount of the Australian Revolving Loans (including Australian Swing Loans, and Australian Extraordinary Advances) made by an Australian Revolving Lender that is not a Defaulting Lender exceeds such Australian Revolving Lender’s Pro Rata Share of the Australian Revolving Loans (including Australian Swing Loans, and Australian Extraordinary Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Australian Revolving Lender (as such Australian Revolving Lender may designate), an amount such that each such Australian Revolving Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Australian Revolving Loans (including Australian Swing Loans, and Australian

Extraordinary Advances), and (z) if the amount of the Australian Revolving Loans (including Australian Swing Loans, and Australian Extraordinary Advances) made by an Australian Lender is less than such Lender’s Pro Rata Share of the Australian Revolving Loans (including Australian Swing Loans, and Australian Extraordinary Advances) as of a Settlement Date, such Australian Revolving Lender shall no later than 12:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Australian Revolving Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Australian Revolving Loans (including Australian Swing Loans and Australian Extraordinary Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Australian Swing Loans or Australian Extraordinary Advances and, together with the portion of such Australian Swing Loans or Australian Extraordinary Advances representing Australian Swing Lender’s Pro Rata Share thereof, shall constitute Australian Revolving Loans of such Lenders. If any such amount is not made available to Agent by any Australian Revolving Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Australian Revolving Lender together with interest thereon at the Defaulting Lender Rate.
(B)    In determining whether an Australian Revolving Lender’s balance of the Australian Revolving Loans, Australian Swing Loans, and Australian Extraordinary Advances is less than, equal to, or greater than such Australian Revolving Lender’s Pro Rata Share of the Australian Revolving Loans, Australian Swing Loans, and Australian Extraordinary Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Australian Borrowers and allocable to the Australian Revolving Lenders hereunder, and proceeds of Collateral securing the Australian Obligations.
(C)    Between Settlement Dates, Agent, to the extent Australian Extraordinary Advances or Australian Swing Loans are outstanding, may pay over to Agent or Australian Swing Lender, as applicable, any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Australian Revolving Loans, for application to the Australian Extraordinary Advances or Australian Swing Loans. Between Settlement Dates, Agent, to the extent no Australian Extraordinary Advances or Australian Swing Loans are outstanding, may pay over to Australian Swing Lender any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Australian Revolving Loans, for application to Australian Swing Lender’s Pro Rata Share of the Australian Revolving Loans. If, as of any Settlement Date, payments or other amounts of Parent and its Subsidiaries received since the then immediately preceding Settlement Date have been applied to Australian Swing Lender’s Pro Rata Share of the Australian Revolving Loans other than to Australian Swing Loans, as provided for in the previous sentence, Australian Swing Lender shall pay to Agent for the accounts of the Australian Revolving Lenders, and Agent shall pay to the Australian Revolving Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(i)), to be applied to the outstanding Australian Revolving Loans of such Australian Revolving Lenders, an amount such that each such Australian Revolving Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Australian Revolving Loans. During the period between Settlement Dates, Australian Swing Lender with respect to Australian Swing Loans, Agent with respect to Australian Extraordinary Advances, and each Australian Revolving Lender with respect to the Australian Revolving Loans other than Australian Swing Loans and Australian Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Australian Swing Lender, Agent, or the Australian Revolving Lenders, as applicable.
(iii)    Anything in this Section 2.3(g) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(i).
(h)    Notation. Agent, as a non-fiduciary agent for Borrowers, shall maintain a register (including the Register required pursuant to Section 13.1(h)) showing the principal amount of the Revolving

Loans owing to each Lender, including the Swing Loans owing to each Swing Lender, and Extraordinary Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.
(i)    Defaulting Lenders.
(i)    Generally. Notwithstanding the provisions of Section 2.4(b)(iv) and Section 2.4(b)(v), Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers (or any of them) to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Swing Lenders to the extent of any Swing Loans that were made by any Swing Lender and that were required to be, but were not, paid by the Defaulting Lender, (B) second, to Issuing Banks, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (C) third, to each Non-Defaulting Lender ratably in accordance with their applicable Revolver Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (D) to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of the applicable Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2) as if such Defaulting Lender had made its portion of applicable Revolving Loans (or other funding obligations) hereunder, and (E) from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (Y) of Section 2.4(b)(iv) or tier (M) of Section 2.4(b)(v) (as applicable). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to the applicable Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Revolver Commitments shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iv). The provisions of this Section 2.3(i) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, Agent, Issuing Banks, and Borrowers shall have waived, in writing, the application of this Section 2.3(i) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(i)(ii) or 2.3(i)(iii) shall be released to the applicable Borrowers). The operation of this Section 2.3(i) shall not be construed to increase or otherwise affect the Revolver Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent, Issuing Banks, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Revolver Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the applicable Letters of Credit); provided, that any such assumption of the Revolver Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Group’s or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(i) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(i) shall control and govern.
(ii)    U.S. Revolving Lenders as Defaulting Lenders. If any U.S. Swing Loan or U.S. Letter of Credit is outstanding at the time that a U.S. Revolving Lender becomes a Defaulting Lender then:
(A)    such Defaulting Lender’s U.S. Swing Loan Exposure and U.S. Letter of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders’ U.S. Revolving Loan Exposures plus such Defaulting Lender’s U.S. Swing Loan Exposure and U.S. Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ U.S. Revolver Commitments, (y) no Non-Defaulting Lenders’ Pro Rata Share of U.S. Revolver Usage exceeds its U.S. Revolver Commitment, and (z) the conditions set forth in Section 3.2 are satisfied at such time;
(B)    if the reallocation described in clause (A) above cannot, or can only partially, be effected, U.S. Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Defaulting Lender’s U.S. Swing Loan Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) and (y) second, cash collateralize such Defaulting Lender’s U.S. Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such U.S. Letter of Credit Exposure is outstanding; provided, that U.S. Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s U.S. Letter of Credit Exposure if such Defaulting Lender is also a U.S. Issuing Bank;
(C)    if U.S. Borrowers cash collateralize any portion of such Defaulting Lender’s U.S. Letter of Credit Exposure pursuant to this Section 2.3(i)(ii), U.S. Borrowers shall not be required to pay any U.S. Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s U.S. Letter of Credit Exposure during the period such U.S. Letter of Credit Exposure is cash collateralized;
(D)    to the extent the U.S. Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.3(i)(ii), then the U.S. Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ U.S. Letter of Credit Exposure;
(E)    to the extent any Defaulting Lender’s U.S. Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(i)(ii), then, without prejudice to any rights or remedies of any U.S. Issuing Bank or any U.S. Revolving Lender hereunder, all U.S. Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such U.S. Letter of Credit Exposure shall instead be payable to the applicable U.S. Issuing Bank until such portion of such Defaulting Lender’s U.S. Letter of Credit Exposure is cash collateralized or reallocated;
(F)    so long as any U.S. Revolving Lender is a Defaulting Lender, the U.S. Swing Lender shall not be required to make any U.S. Swing Loan and no U.S. Issuing Bank shall be required to issue, amend, or increase any U.S. Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Pro Rata Share of such U.S. Swing Loans or U.S. Letter of Credit cannot be reallocated pursuant to this Section 2.3(i)(ii) or (y) the U.S. Swing Lender or U.S. Issuing Banks, as applicable, have not otherwise entered into arrangements reasonably satisfactory to the U.S. Swing Lender or U.S. Issuing Banks, as

applicable, and Borrowers to eliminate the U.S. Swing Lender’s or U.S. Issuing Banks’ risk with respect to the Defaulting Lender’s participation in U.S. Swing Loans or U.S. Letters of Credit; and
(G)    Agent may release any cash collateral provided by U.S. Borrowers pursuant to this Section 2.3(i)(ii) to any U.S. Issuing Bank and such U.S. Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by U.S. Borrowers pursuant to Section 2.11(d).
(iii)    Australian Revolving Lenders as Defaulting Lenders. If any Australian Swing Loan or Australian Letter of Credit is outstanding at the time that an Australian Revolving Lender becomes a Defaulting Lender then:
(A)    such Defaulting Lender’s Australian Swing Loan Exposure and Australian Letter of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders’ Australian Revolving Loan Exposures plus such Defaulting Lender’s Australian Swing Loan Exposure and Australian Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ Australian Revolver Commitments, (y) no Non-Defaulting Lenders’ Pro Rata Share of Australian Revolver Usage exceeds its Australian Revolver Commitment, and (z) the conditions set forth in Section 3.2 are satisfied at such time;
(B)    if the reallocation described in clause (A) above cannot, or can only partially, be effected, Australian Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Defaulting Lender’s Australian Swing Loan Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) and (y) second, cash collateralize such Defaulting Lender’s Australian Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such Australian Letter of Credit Exposure is outstanding; provided, that Australian Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s Australian Letter of Credit Exposure if such Defaulting Lender is also an Australian Issuing Bank;
(C)    if Australian Borrowers cash collateralize any portion of such Defaulting Lender’s Australian Letter of Credit Exposure pursuant to this Section 2.3(i)(iii), Australian Borrowers shall not be required to pay any Australian Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s Australian Letter of Credit Exposure during the period such Australian Letter of Credit Exposure is cash collateralized;
(D)    to the extent the Australian Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.3(i)(iii), then the Australian Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ U.S. Letter of Credit Exposure;
(E)    to the extent any Defaulting Lender’s Australian Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(i)(iii), then, without prejudice to any rights or remedies of any Australian Issuing Bank or any Australian Revolving Lender hereunder, all Australian Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Australian Letter of Credit Exposure shall instead be payable to the applicable Australian Issuing Bank until such portion of such Defaulting Lender’s Australian Letter of Credit Exposure is cash collateralized or reallocated;
(F)    so long as any Australian Revolving Lender is a Defaulting Lender, the Australian Swing Lender shall not be required to make any Australian Swing Loan and no Australian Issuing Bank shall be required to issue, amend, or increase any Australian Letter of Credit, in each case, to the extent (x) the Defaulting Lender’s Pro Rata Share of such Australian Swing Loans or Australian Letter of Credit cannot be reallocated pursuant to this Section 2.3(i)(iii) or (y) the Australian Swing Lender or Australian Issuing Banks, as applicable, have not otherwise entered into arrangements reasonably satisfactory to the Australian Swing Lender or Australian Issuing Banks, as applicable, and Australian Borrowers to eliminate the Australian Swing Lender’s or Australian Issuing Banks’ risk with respect to the Defaulting Lender’s participation in Australian Swing Loans or Australian Letters of Credit; and
(G)    Agent may release any cash collateral provided by Australian Borrowers pursuant to this Section 2.3(i)(iii) to any Australian Issuing Bank and such Australian Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Australian Borrowers pursuant to Section 2.12(d).
(j)    Independent Obligations. All Revolving Loans (other than Swing Loans and Extraordinary Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. The obligations of the Lenders under this Agreement to make Loans and to fund participations in Letters of Credit, Swing Loans and Extraordinary Advances are several (and not joint and several). It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loan (or other extension of credit) hereunder, nor shall any Revolver Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.
2.4    Payments; Reductions of Commitments; Prepayments.
(a)    Payments by Borrowers.
(i)    Except as otherwise expressly provided herein, all payments by Borrowers (or any of them) shall be made to the Agent’s Account designated for the currency of the applicable payment and shall be made in immediately available funds, no later than 1:30 p.m. on the date specified herein. Any payment received by Agent later than 1:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.
(ii)    Unless Agent receives notice from Borrowers (or any of them) prior to the date on which any payment is due to the Lenders (or any of them) that such Borrowers will not make such payment in full as and when required, Agent may assume that such Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers (or any of them) do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.
(b)    Apportionment and Application.
(i)    So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the portion of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Revolver Commitment or portion of the Obligation to which a particular fee or expense relates.

(ii)    Subject to Section 2.4(b)(vii) and Section 2.4(e), all payments to be made hereunder by U.S. Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral securing the U.S. Obligations received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, subject to the Intercreditor Agreement, to reduce the balance of the U.S. Revolving Loans outstanding and, thereafter, to U.S. Borrowers (to be wired to the U.S. Designated Account) or such other Person entitled thereto under applicable law.
(iii)    Subject to Section 2.4(b)(vii) and Section 2.4(e), all payments to be made hereunder by Australian Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral securing the Australian Obligations received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, subject to the Intercreditor Agreement, to reduce the balance of the Australian Revolving Loans outstanding and, thereafter, to Australian Borrowers (to be wired to the Australian Designated Account) or such other Person entitled thereto under applicable law.
(iv)    At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, subject to the Intercreditor Agreement, all payments remitted to Agent by U.S. Borrowers and all proceeds of Collateral securing the U.S. Obligations received by Agent shall be applied as follows (it being understood that for purposes of this clause (iv) “U.S. Obligations” excludes the U.S. Loan Parties’ obligations under their guarantee of the Australian Obligations):
(A)    first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents in respect of the U.S. Obligations, until paid in full,
(B)    second, to pay any fees then due to Agent under the Loan Documents in respect of the U.S. Obligations until paid in full,
(C)    third, ratably to pay interest due in respect of all U.S. Protective Advances until paid in full,
(D)    fourth, ratably to pay the principal of all U.S. Protective Advances until paid in full,
(E)    fifth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the U.S. Revolving Lenders or U.S. Issuing Banks under the Loan Documents, until paid in full,
(F)    sixth, ratably to pay any fees then due to any of the U.S. Revolving Lenders or U.S. Issuing Banks under the Loan Documents until paid in full,
(G)    seventh, ratably to pay interest accrued in respect of the U.S. Swing Loans until paid in full,
(H)    eighth, ratably to pay the principal of all U.S. Swing Loans until paid in full,
(I)    ninth, to Agent, to be held by Agent, for the benefit of U.S. Issuing Banks (and for the ratable benefit of each of the U.S. Revolving Lenders that have an obligation to pay to Agent, for the account of U.S. Issuing Banks, a share of each Letter of Credit Disbursement in connection with each U.S. Letter of Credit), as cash collateral in an amount up to the sum of 103% of the U.S. Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a U.S. Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such U.S. Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
(J)    tenth, ratably to pay interest accrued in respect of the U.S. Revolving Loans (other than U.S. Protective Advances) until paid in full,
(K)    eleventh,
i.    ratably to pay the principal of all U.S. Revolving Loans until paid in full,
ii.    ratably up to the amount (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event) of the most recently established U.S. Hedge Reserves (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event), to (I) the U.S. Hedge Providers based upon amounts then certified by the applicable U.S. Hedge Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such U.S. Hedge Providers on account of U.S. Hedge Obligations, and (II) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the U.S. Hedge Providers, as cash collateral (which cash collateral may be released by Agent to the applicable U.S. Hedge Provider and applied by such U.S. Hedge Provider to the payment or reimbursement of any amounts due and payable with respect to U.S. Hedge Obligations owed to the applicable U.S. Hedge Provider as and when such amounts first become due and payable and, if and at such time as all such U.S. Hedge Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such U.S. Hedge Obligations shall be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
THEN, unless otherwise agreed by the Supermajority Lenders, only after the earlier of (i) payment in full in cash of all Australian Obligations contemplated by clauses (A) through (K) of Section 2.4(b)(v) and (ii) the exercise of remedies against all Collateral securing the Australian Obligations and the application of the proceeds thereof in accordance with Section 2.4(b)(v):
(L)    twelfth, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent or Australian Security Trustee under the Loan Documents in respect of the Australian Obligations, until paid in full,
(M)    thirteenth, to pay any fees then due to Agent or Australian Security Trustee under the Loan Documents in respect of the Australian Obligations until paid in full,
(N)    fourteenth, ratably to pay interest due in respect of all Australian Protective Advances until paid in full,
(O)    fifteenth, ratably to pay the principal of all Australian Protective Advances until paid in full,
(P)    sixteenth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Australian Revolving Lenders or Australian Issuing Banks under the Loan Documents, until paid in full,
(Q)    seventeenth, ratably to pay any fees then due to any of the Australian Revolving Lenders or Australian Issuing Banks under the Loan Documents until paid in full,

(R)    eitheenth, ratably to pay interest accrued in respect of the Australian Swing Loans until paid in full,
(S)    nineteenth, ratably to pay the principal of all Australian Swing Loans until paid in full,
(T)    twentieth, to Agent, to be held by Agent, for the benefit of Australian Issuing Banks (and for the ratable benefit of each of the Australian Revolving Lenders that have an obligation to pay to Agent, for the account of Australian Issuing Banks, a share of each Letter of Credit Disbursement in connection with each Australian Letter of Credit), as cash collateral in an amount up to the sum of 103% of the Australian Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Australian Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Australian Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
(U)    twenty-first, ratably to pay interest accrued in respect of the Australian Revolving Loans (other than Australian Protective Advances) until paid in full,
(V)    twenty-second,
i.    ratably to pay the principal of all Australian Revolving Loans until paid in full,
ii.    ratably up to the amount (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event) of the most recently established Australian Hedge Reserves (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event), to (I) the Australian Hedge Providers based upon amounts then certified by the applicable Australian Hedge Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Australian Hedge Providers on account of Australian Hedge Obligations, and (II) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Australian Hedge Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Australian Hedge Provider and applied by such Australian Hedge Provider to the payment or reimbursement of any amounts due and payable with respect to Australian Hedge Obligations owed to the applicable Australian Hedge Provider as and when such amounts first become due and payable and, if and at such time as all such Australian Hedge Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Australian Hedge Obligations shall be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
(W)    twenty-third, to pay any other U.S. Obligations other than U.S. Obligations owed to Defaulting Lenders (including being paid, ratably to the U.S. Bank Product Providers on account of all amounts then due and payable in respect of U.S. Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the U.S. Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable U.S. Bank Product Provider and applied by such U.S. Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to U.S. Bank Product Obligations owed to the applicable U.S. Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such U.S. Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such U.S. Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
(X)    twenty-fourth, to pay any other Australian Obligations other than Australian Obligations owed to Defaulting Lenders (including being paid, ratably to the Australian Bank Product Providers on account of all amounts then due and payable in respect of Australian Bank Product

Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Australian Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Australian Bank Product Provider and applied by such Australian Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Australian Bank Product Obligations owed to the applicable Australian Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Australian Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Australian Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iv), beginning with tier (A) hereof),
(Y)    twenty-fifth, ratably to pay any Obligations owed to Defaulting Lenders; and
(Z)    twenty-sixth, to U.S. Borrowers (to be wired to the U.S. Designated Account) or such other Person entitled thereto under applicable law.
(v)    At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, subject to the Intercreditor Agreement, all payments remitted to Agent by Australian Borrowers and all proceeds of Collateral securing the Australian Obligations received by Agent or the Australian Security Trustee shall be applied as follows to the extent not applied or eligible to be applied pursuant to clause (iv) above:
(A)    first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent or the Australian Security Trustee under the Loan Documents in respect of the Australian Obligations, until paid in full,
(B)    second, to pay any fees then due to Agent (to the extent related to the Australian Obligations) or the Australian Security Trustee under the Loan Documents in respect of the Australian Obligations until paid in full,
(C)    third, ratably to pay interest due in respect of all Australian Protective Advances until paid in full,
(D)    fourth, ratably to pay the principal of all Australian Protective Advances until paid in full,
(E)    fifth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Australian Revolving Lenders or Australian Issuing Banks under the Loan Documents, until paid in full,
(F)    sixth, ratably to pay any fees then due to any of the Australian Revolving Lenders or Australian Issuing Banks under the Loan Documents until paid in full,
(G)    seventh, to pay interest accrued in respect of the Australian Swing Loans until paid in full,
(H)    eighth, to pay the principal of all Australian Swing Loans until paid in full,
(I)    ninth, to Agent, to be held by Agent, for the benefit of Australian Issuing Banks (and for the ratable benefit of each of the Australian Revolving Lenders that have an obligation to pay to Agent, for the account of Australian Issuing Banks, a share of each Australian Letter of Credit Disbursement), as cash collateral in an amount up to 103% of the Australian Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Australian Letter of Credit Disbursement as and when such disbursement occurs and, if an Australian Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Australian Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(v), beginning with tier (A) hereof),
(J)    tenth, ratably, to pay interest accrued in respect of the Australian Revolving Loans (other than Australian Protective Advances) until paid in full,
(K)    eleventh,
i.    ratably to pay the principal of all Australian Revolving Loans and until paid in full,
ii.    ratably up to the amount (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event) of the most recently established Australian Hedge Reserves (after taking into account any amounts previously paid pursuant to this clause (ii) during the continuation of the applicable Application Event), to (%8) the Australian Hedge Providers based upon amounts then certified by the applicable Australian Hedge Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Australian Hedge Providers on account of Australian Hedge Obligations, and (%8) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Australian Hedge Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Australian Hedge Provider and applied by such Australian Hedge Provider to the payment or reimbursement of any amounts due and payable with respect to Australian Hedge Obligations owed to the applicable Australian Hedge Provider as and when such amounts first become due and payable and, if and at such time as all such Australian Hedge Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Australian Hedge Obligations shall be reapplied pursuant to this Section 2.4(b)(v), beginning with tier (A) hereof),
(L)    twelfth, to pay any other Australian Obligations other than Australian Obligations owed to Defaulting Lenders (including being paid, ratably, to the Australian Bank Product Providers on account of all amounts then due and payable in respect of Australian Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Australian Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Australian Bank Product Provider and applied by such Australian Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Australian Bank Product Obligations owed to the applicable Australian Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Australian Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Australian Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(v), beginning with tier (A) hereof),
(M)    thirteenth, ratably to pay any Australian Obligations owed to Defaulting Lenders; and
(N)    fourteenth, to Australian Borrowers (to be wired to the Australian Designated Account) or such other Person entitled thereto under applicable law.
(vi)    Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(g).
(vii)    In each instance, so long as no Application Event has occurred and is continuing, Sections 2.4(b)(iv) and 2.4(b)(v) shall not apply to any payment made by Borrowers (or any of them) to Agent and specified by such Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(viii)    For purposes of Sections 2.4(b)(iv) and 2.4(b)(v), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.
(ix)    In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(i) and this Section 2.4, then the provisions of Section 2.3(i) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern.
(c)    Reduction of Commitments.
(i)    U.S. Revolver Commitments. The U.S. Revolver Commitments shall terminate on the Maturity Date. Borrowers may reduce the U.S. Revolver Commitments, without premium or penalty, to an amount not less than the sum of (A) the U.S. Revolver Usage as of such date, plus (B) the principal amount of all U.S. Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.3(a), plus (C) the amount of all U.S. Letters of Credit not yet issued as to which a request has been given by Borrowers pursuant to Section 2.11(a); provided that if after any such reduction of the U.S. Revolver Commitments, the Australian Revolver Commitments will exceed the U.S. Revolver Commitments, such reduction shall be accompanied by a reduction of the Australian Revolver Commitments pursuant to Section 2.4(c)(ii) in the amount of such excess. Each such reduction shall be in an amount which is not less than $5,000,000 (unless the U.S. Revolver Commitments are being reduced to zero and the amount of the U.S. Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 5 Business Days prior written notice to Agent, and shall be irrevocable; provided that such notice of termination may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of one or more securities offerings or other transactions, in which case such notice may be revoked by Borrowers (by notice to Agent from Parent on or prior to the specified effective date) if such condition is not satisfied. Once reduced, the U.S. Revolver Commitments may not be increased. Each such reduction of the U.S. Revolver Commitments shall reduce the U.S. Revolver Commitments of each U.S. Revolving Lender proportionately in accordance with its ratable share thereof.
(ii)    Australian Revolver Commitments. The Australian Revolver Commitments shall terminate on the Maturity Date. Borrowers may reduce the Australian Revolver Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the Australian Revolver Usage as of such date, plus (B) the principal amount of all Australian Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.3(a), plus (C) the amount of all Australian Letters of Credit not yet issued as to which a request has been given by Borrowers pursuant to Section 2.12(a). Each such reduction shall be in an amount which is not less than $5,000,000 (unless the Australian Revolver Commitments are being reduced to zero and the amount of the Australian Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 5 Business Days prior written notice to Agent, and shall be irrevocable; provided that such notice of termination may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of one or more securities offerings or other transactions, in which case such notice may be revoked by Borrowers (by notice to Agent from Parent on or prior to the specified effective date) if such condition is not satisfied. Once reduced, the Australian Revolver Commitments may not be increased. Each such reduction of the Australian Revolver Commitments shall reduce the Australian Revolver Commitments of each Australian Revolving Lender proportionately in accordance with its ratable share thereof.

(d)    Optional Prepayments.
(i)    U.S. Borrowers may prepay the principal of any U.S. Revolving Loan at any time in whole or in part, without premium or penalty, upon not less than (x) 3 Business Days prior written notice to Agent, in the case of LIBOR Rate U.S. Revolving Loan and (y) same day written notice to Agent, in the case of Base Rate U.S. Revolving Loans (each such notice to be irrevocable), provided that such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or the closing of one or more securities offerings or other transactions, in which case such notice may be revoked by Borrowers (by notice to Agent from Parent on or prior to the specified effective date) if such condition is not satisfied; provided, further that no such notice shall be required during a Cash Dominion Trigger Period.
(ii)    Australian Borrowers may prepay the principal of any Australian Revolving Loan at any time in whole or in part, without premium or penalty.
(e)    Mandatory Prepayments.
(i)    U.S. Borrowing Base. If, at any time and subject to Section 1.7(d), (A) the U.S. Revolver Usage on such date exceeds (B) the U.S. Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrowers to Agent or the U.S. Maximum Revolver Amount, then U.S. Borrowers shall, within one Business Day, prepay the U.S. Obligations in accordance with Section 2.4(f)(i) in an aggregate amount equal to the amount of such excess.
(ii)    Australian Borrowing Base. If, at any time and subject to Section 1.7(d), (A) the Australian Revolver Usage on such date exceeds (B) the Australian Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrowers to Agent or the Australian Maximum Revolver Amount, then Australian Borrowers shall, within one Business Day, prepay the Australian Obligations in accordance with Section 2.4(f)(ii) in an aggregate amount equal to the amount of such excess.
(f)    Application of Payments.
(i)    Each prepayment pursuant to Section 2.4(e)(i) shall, (A) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the U.S. Revolving Loans until paid in full, and second, to cash collateralize the U.S. Letters of Credit in an amount equal to the sum of (x) 103% of the U.S. Letter of Credit Usage that is denominated in Dollars, and (y) 103% of the U.S. Letter of Credit Usage that is denominated in an Agreed Currency other than Dollars, and (B) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iv).
(ii)    Each prepayment pursuant to Section 2.4(e)(ii) shall, (A) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Australian Revolving Loans until paid in full, and second, to cash collateralize the Australian Letters of Credit in an amount equal to the sum of (x) 103% of the Australian Letter of Credit Usage that is denominated in Dollars, and (y) 103% of the Australian Letter of Credit Usage that is denominated in an Agreed Currency other than Dollars, and (B) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(v).
(g)    Generally. Any mandatory prepayments required under Section 2.4(e) shall not result in a permanent reduction of the Revolver Commitments. All prepayments made pursuant to Section 2.4(d) or Section 2.4(e) shall be accompanied by accrued and unpaid interest on the amount so prepaid.
2.5    Promise to Pay; Promissory Notes.
(a)    U.S. Borrowers agree to pay the Lender Group Expenses of Agent, the U.S. Issuing Banks, and the U.S. Revolving Lenders on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred and invoiced or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the applicable Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). U.S. Borrowers promise to pay all of the U.S. Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses of Agent, the U.S. Issuing Banks, and the U.S. Revolving Lenders)) in full on the Maturity Date or, if earlier, on the date on which the U.S. Obligations (other than the U.S. Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. U.S. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other U.S. Obligations.
(b)    Australian Borrowers agree to pay the Lender Group Expenses, in respect of the Australian Obligations, of Agent, the Australian Issuing Banks, and the Australian Revolving Lenders on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred and invoiced or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the applicable Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (ii)). Australian Borrowers promise to pay all of the Australian Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses of Agent, the Australian Issuing Banks, and the Australian Revolving Lenders)) in full on the Maturity Date or, if earlier, on the date on which the Australian Obligations (other than the Australian Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Australian Borrowers agree that its obligations contained in the first sentence of this Section 2.5(b) shall survive payment or satisfaction in full of all other Australian Obligations.
(c)    Any Lender may request that any portion of its Revolver Commitments or the Revolving Loans made by it be evidenced by one or more promissory notes. In such event, the applicable Borrowers shall execute and deliver to such Lender or its registered assigns the requested promissory notes payable to such Lender in a form furnished by Agent and reasonably satisfactory to such Borrowers. Thereafter, the portion of the Revolver Commitments and Revolving Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the payee named therein or its registered assigns.
2.6    Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.
(a)    Interest Rates. Except as provided in Section 2.6(c), all Obligations (except for undrawn Letters of Credit) that have been charged to the applicable Loan Account pursuant to the terms hereof shall bear interest as follows:
(i)    if the relevant Obligation is a Revolving Loan that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin,
(ii)     if the relevant Obligation is a Revolving Loan that is an Australian Base Rate Loan, at a per annum rate equal to the Australian Base Rate plus the Australian Base Rate Margin, and
(iii)    otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.
Interest at the Default Rate shall be payable upon demand.

(b)    Letter of Credit Fees.
(i)    U.S. Borrowers shall pay Agent (for the ratable benefit of the U.S. Revolving Lenders), a U.S. Letter of Credit fee (the “U.S. Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(l)) that shall accrue at a per annum rate equal to the LIBOR Rate Margin times the undrawn amount of all outstanding U.S. Letters of Credit.
(ii)    Australian Borrowers shall pay Agent (for the ratable benefit of the Australian Revolving Lenders), an Australian Letter of Credit fee (the “Australian Letter of Credit Fee”; and the U.S. Letter of Credit Fee and the Australian Letter of Credit Fee may also each be referred to herein as a “Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.12(l)) that shall accrue at a per annum rate equal to the LIBOR Rate Margin times the undrawn amount of all outstanding Australian Letters of Credit.
(c)    Default Rate. Upon the occurrence and during the continuation of an Event of Default,
(i)    the overdue Obligations shall bear interest at a per annum rate equal to two (2) percentage points above the per annum rate otherwise applicable thereunder, and
(ii)    the overdue Letter of Credit Fees shall be increased to two (2) percentage points above the per annum rate otherwise applicable hereunder.
(d)    Payment.
(i)    Except to the extent provided to the contrary in Section 2.4(g), Section 2.10, Section 2.11(l), Section 2.12(l), and Section 2.13(a), (A) all interest, all U.S. Letter of Credit Fees, all U.S. Unused Line Fees and all other fees payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each quarter and on the Maturity Date, (B) all Australian Letter of Credit Fees and Australian Unused Line Fees shall be due and payable, in arrears, on the first day of each month and on the Maturity Date, and (C) all costs and expenses payable hereunder or under any of the other Loan Documents, and all Lender Group Expenses shall be due and payable on the earlier of (x) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred and invoiced or (y) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the applicable Loan Account pursuant to the provisions of the following clauses (ii) and (iii) shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (y)).
(ii)    U.S. Borrowers hereby authorize Agent, from time to time during any Cash Dominion Trigger Period, with prior notice to U.S. Borrowers that the Agent is exercising its rights under this Section 2.6(d)(ii) (provided that after delivery of such notice, no additional notice shall be required during such Cash Dominion Trigger Period), to charge to the U.S. Loan Account (A) on the first day of each quarter, all interest accrued during the prior quarter on the U.S. Revolving Loans hereunder, (B) on the first day of each quarter, all U.S. Letter of Credit Fees accrued or chargeable hereunder during the prior quarter, (C) as and when due and payable, all fees and costs provided for in Section 2.10(a) or (c), (D) on the first day of each quarter, the Unused Line Fee accrued during the prior quarter pursuant to Section 2.10(b), (E) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (%5) as and when due and payable, the fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(l), (G) as and when due and payable, all other Lender Group Expenses of Agent, the U.S. Issuing Banks, and the U.S. Revolving Lenders, and (H) as and when due and payable all other payment obligations payable under any Loan Document or any U.S. Bank Product Agreement (including any amounts due and payable to the U.S. Bank Product Providers in respect of U.S. Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any U.S. Bank Product Agreement) charged to the U.S. Loan Account shall thereupon constitute U.S. Revolving Loans hereunder, shall constitute U.S. Obligations hereunder, and shall initially accrue interest at the rate then applicable to U.S. Revolving Loans that are Base Rate Loans (unless and until converted into LIBOR Rate Loans in accordance with the terms of this Agreement).
(iii)    Australian Borrowers hereby authorize Agent, from time to time during the continuance of any Specified Event of Default, with prior notice to Australian Borrowers that the Agent is exercising its rights under this Section 2.6(d)(iii) (provided that after delivery of such notice, no additional notice shall be required during such Specified Event of Default), to charge to the Australian Loan Account (A) on the first day of each quarter, all interest accrued during the prior quarter on the Australian Revolving Loans hereunder, (B) on the first day of each month, all Australian Letter of Credit Fees and Australian Unused Line Fees accrued or chargeable hereunder during the prior month, (C) as and when due and payable, the fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.12(l), (D) as and when due and payable, all other Lender Group Expenses of Agent, the Australian Issuing Banks, and the Australian Revolving Lenders, in each case, solely for amounts owed by the Australian Loan Parties, and (E) as and when due and payable all other payment obligations of Australian Borrowers payable under any Loan Document or any Australian Bank Product Agreement (including any amounts due and payable to the Australian Bank Product Providers in respect of Australian Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any Australian Bank Product Agreement) charged to the Australian Loan Account shall thereupon constitute Australian Revolving Loans hereunder, shall constitute Australian Obligations hereunder, and shall initially accrue interest at the rate then applicable to Australian Revolving Loans that are Base Rate Loans (unless and until converted into LIBOR Rate Loans in accordance with the terms of this Agreement).
(e)    Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360-day year or, in the case of Base Rate Loans (or any fees or expenses based on the Base Rate), on the basis of a 365-day year or 366-day year, as applicable, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.
(f)    Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that, anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, the applicable Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from any Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.
2.7    Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent’s Account on a Business Day on or before 1:30 p.m. If any payment item is received into the Agent’s Account on a non-Business Day or after 1:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.
2.8    Designated Accounts. Agent is authorized to make the Revolving Loans, and Issuing Bank is authorized to issue the Letters of Credit, under this Agreement based upon electronic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d)(ii) and (iii).
(a)    U.S. Borrowers agree to establish and maintain the U.S. Designated Account with the U.S. Designated Account Bank for the purpose of receiving the proceeds of the U.S. Revolving Loans requested by U.S. Borrowers and made by Agent or the U.S. Revolving Lenders hereunder. Unless otherwise agreed by Agent and U.S. Borrowers, any U.S. Revolving Loan or U.S. Swing Loan requested by U.S. Borrowers and made by Agent or the U.S. Revolving Lenders hereunder shall be made to the U.S. Designated Account.
(b)    Australian Borrowers agree to establish and maintain the Australian Designated Account with the Australian Designated Account Bank for the purpose of receiving the proceeds of the Australian Revolving Loans requested by Australian Borrowers and made by Agent or the Australian Revolving Lenders hereunder. Unless otherwise agreed by Agent and Australian Borrowers, any Australian Revolving Loan or Australian Swing Loan requested by Australian Borrowers and made by Agent or the Australian Revolving Lenders hereunder shall be made to the Australian Designated Account.
2.9    Maintenance of Loan Accounts; Statements of Obligations.
(a)    Agent shall maintain an account on its books in the name of U.S. Borrowers (the “U.S. Loan Account”) on which U.S. Borrowers will be charged with all U.S. Revolving Loans (including U.S. Extraordinary Advances and U.S. Swing Loans) made by Agent, U.S. Swing Lender, or the U.S. Revolving Lenders to U.S. Borrowers or for U.S. Borrowers’ account, the U.S. Letters of Credit issued or arranged by any U.S. Issuing Bank for U.S. Borrowers’ account, and with all other payment U.S. Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the U.S. Loan Account will be credited with all payments received by Agent from U.S. Borrowers or for U.S. Borrowers’ account. Agent shall make available to U.S. Borrowers monthly statements regarding the U.S. Loan Account, including the principal amount of the U.S. Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between U.S. Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to U.S. Borrowers, U.S. Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement.
(b)    Agent shall maintain an account on its books in the name of Australian Borrowers (the “Australian Loan Account”) on which Australian Borrowers will be charged with all Australian Revolving Loans (including Australian Extraordinary Advances and Australian Swing Loans) made by Agent, Australian Swing Lender, or the Australian Revolving Lenders to Australian Borrowers or for Australian Borrowers’ account, the Australian Letters of Credit issued or arranged by any Australian Issuing Bank for Australian Borrowers’ account, and with all other payment Australian Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Australian Loan Account will be credited with all payments received by Agent from Australian Borrowers or for Australian Borrowers’ account. Agent shall make available to Australian Borrowers monthly statements regarding the Australian Loan Account, including the principal amount of the Australian Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Australian Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Australian Borrowers, Australian Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement.
2.10    Fees.
(a)    Agent Fees. U.S. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.
(b)    Unused Line Fees.
(i)    U.S. Borrowers shall pay to Agent, for the ratable account of the U.S. Revolving Lenders, an unused line fee (the “U.S. Unused Line Fee”) in an amount equal to the Applicable U.S. Unused Line Fee Percentage per annum times the result of (a) the aggregate amount of the U.S. Revolver Commitments, less (b) the average amount of the U.S. Revolver Usage during the immediately preceding quarter (or portion thereof), which U.S. Unused Line Fee shall be due and payable, in arrears, on the first day of each quarter from and after the Closing Date up to the first day of the quarter prior to the date on which the U.S. Obligations are paid in full and on the date on which the U.S. Obligations are paid in full. For purposes of calculating the U.S. Unused Line Fee, no portion of the U.S. Revolver Commitments shall be deemed used as a result of outstanding U.S. Swing Loans.
(ii)    Australian Borrowers shall pay to Agent, for the ratable account of the Australian Revolving Lenders, an unused line fee (the “Australian Unused Line Fee”) in an amount equal to the Applicable Australian Unused Line Fee Percentage per annum times the result of (a) the aggregate amount of the Australian Revolver Commitments, less (b) the average amount of the Australian Revolver Usage during the immediately preceding quarter (or portion thereof), which Australian Unused Line Fee shall be due and payable, in arrears, on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Australian Obligations are paid in full and on the date on which the Australian Obligations are paid in full. For purposes of calculating the Australian Unused Line Fee, no portion of the Australian Revolver Commitments shall be deemed used as a result of outstanding Australian Swing Loans.
(c)    Field Examination and Other Fees. U.S. Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, the fees or charges paid or incurred by Agent (including allocated costs of employees of Agent) to perform field examinations of Parent or its Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Parent’s or its Subsidiaries’ business valuation; provided, that so long as no Event of Default and no Field Examination/Appraisal Triggering Event shall have occurred and be continuing, U.S. Borrowers shall not be obligated to reimburse Agent for more than one (1) field examination, one (1) appraisal of the Collateral consisting of inventory, one (1) appraisal of the Collateral consisting of equipment, and one (1) business valuation during any calendar year; provided, further that (%4) if a Field Examination/Appraisal Triggering Event occurs in any calendar year, the limits in the immediately preceding proviso shall each be increased to two (2) and (%4) during the existence and continuance of an Event of Default, the limits in the immediately preceding proviso shall each be increased to four (4).
2.11    U.S. Letters of Credit.
(a)    Subject to the terms and conditions of this Agreement, upon the request of U.S. Borrowers made in accordance herewith, during the period from the Closing Date until the Letter of Credit Expiration Date, each U.S. Issuing Bank agrees to issue a requested U.S. Letter of Credit for the account of U.S. Borrowers or any of their respective Subsidiaries (it being understood that the U.S. Borrowers shall be primarily liable in respect of U.S. Letters of Credit Issued for the account of their Subsidiaries). By submitting a request to a U.S. Issuing Bank for the issuance of a U.S. Letter of Credit, U.S. Borrowers shall be deemed to have requested that such U.S. Issuing Bank issue the requested U.S. Letter of Credit. Each request for the issuance of a U.S. Letter of Credit, or the amendment, renewal, or extension of any outstanding U.S. Letter of Credit, shall be irrevocable and shall be made in writing by an Authorized Person and delivered to the applicable U.S. Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to such U.S. Issuing Bank and at least three (3) Business Days (or such shorter period as agreed by the applicable U.S. Issuing Bank) in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to such U.S. Issuing Bank and (i) shall specify (A) the amount and applicable Agreed Currency of such U.S. Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such U.S. Letter of Credit, (C) the proposed expiration date of such U.S. Letter of Credit, (D) the name and address of the beneficiary of the U.S. Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the U.S. Letter of Credit to be so amended, renewed, or extended) as shall be reasonably necessary to prepare, amend, renew, or extend such U.S. Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or such U.S. Issuing Bank may reasonably request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that such U.S. Issuing Bank generally requests for U.S. Letters of Credit in similar circumstances. The applicable U.S. Issuing Bank’s records of the content of any such request will be conclusive, absent manifest error.
(b)    No U.S. Issuing Bank shall issue a U.S. Letter of Credit if any of the following would result after giving effect to the requested issuance:
(i)    the U.S. Letter of Credit Usage would exceed the U.S. Letter of Credit Sublimit, or
(ii)    the U.S. Letter of Credit Usage would exceed the U.S. Maximum Revolver Amount less the sum of the outstanding principal amount of U.S. Revolving Loans (including U.S. Swing Loans) at such time,
(iii)    the U.S. Letter of Credit Usage would exceed the U.S. Borrowing Base at such time less the sum of the outstanding principal amount of U.S. Revolving Loans (including U.S. Swing Loans) at such time, or
(iv)    the expiration date of such requested U.S. Letter of Credit would occur after the Letter of Credit Expiration Date, unless such U.S. Issuing Bank and the Agent have approved such expiration date (it being understood that the obligation of U.S. Revolving Lenders to fund participations in U.S. Letters of Credit shall expire immediately following the Maturity Date (for this purpose, pursuant to clause (a) of the definition thereof)).
In addition, no U.S. Issuing Bank shall issue or be obligated to issue any U.S. Letter of Credit if it has actual knowledge that one or more of the applicable conditions precedent set forth in Section 3 is not satisfied on the requested Funding Date. On the Maturity Date, the US Borrowers shall provide Letter of Credit Collateralization to Agent to be held as security for U.S. Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding U.S. Letters of Credit.

(c)    In the event there is a Defaulting Lender as of the date of any request for the issuance of a U.S. Letter of Credit, no U.S. Issuing Bank shall be required to issue or arrange for such U.S. Letter of Credit to the extent (i) the Defaulting Lender’s U.S. Letter of Credit Exposure with respect to such U.S. Letter of Credit may not be reallocated pursuant to Section 2.3(i)(ii), or (ii) such U.S. Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and U.S. Borrowers to eliminate such U.S. Issuing Bank’s risk with respect to the participation in such U.S. Letter of Credit of the Defaulting Lender, which arrangements may include U.S. Borrowers cash collateralizing such Defaulting Lender’s U.S. Letter of Credit

Exposure in accordance with Section 2.3(i)(ii). Additionally, no U.S. Issuing Bank shall have any obligation to issue a U.S. Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain such U.S. Issuing Bank from issuing such U.S. Letter of Credit, or any law applicable to such U.S. Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such U.S. Issuing Bank shall prohibit or request that such U.S. Issuing Bank refrain from the issuance of letters of credit generally or such U.S. Letter of Credit in particular, (B) the issuance of such U.S. Letter of Credit would violate one or more policies of such U.S. Issuing Bank applicable to letters of credit generally, or (C) if amounts demanded to be paid under any U.S. Letter of Credit will or may not be in an Agreed Currency.
(d)    Any U.S. Issuing Bank (other than Bank of America or any of its Affiliates) shall notify Agent in writing no later than the Business Day immediately following the Business Day on which such U.S. Issuing Bank receives a request for issuance of any U.S. Letter of Credit. The applicable U.S. Issuing Bank will not issue any requested U.S. Letter of Credit if it receives written notice from the Agent (with a copy to Parent) that the proposed U.S. Letter of Credit would cause a U.S. Overadvance to occur. Each U.S. Letter of Credit shall be in form and substance reasonably acceptable to the applicable U.S. Issuing Bank, including the requirement that the amounts payable thereunder must be payable in an Agreed Currency. If a U.S. Issuing Bank makes a payment under a U.S. Letter of Credit, U.S. Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement in the same currency as such U.S. Letter of Credit (i) within one Business Day after such Letter of Credit Disbursement in the case of U.S. Letters of Credit denominated in U.S. Dollars and (ii) within two Business Days after such Letter of Credit Disbursement in the case of U.S. Letters of Credit denominated in an Agreed Currency other than U.S. Dollars is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a U.S. Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to U.S. Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be a U.S. Revolving Loan hereunder, U.S. Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the applicable U.S. Issuing Bank shall be automatically converted into an obligation to pay the resulting U.S. Revolving Loan. Promptly following receipt by Agent of any payment from U.S. Borrowers pursuant to this paragraph, Agent shall distribute such payment to the applicable U.S. Issuing Bank or, to the extent that U.S. Revolving Lenders have made payments pursuant to Section 2.11(e) to reimburse the applicable U.S. Issuing Bank, then to such U.S. Revolving Lenders and such U.S. Issuing Bank as their interests may appear.
(e)    Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d), each U.S. Revolving Lender agrees to fund its Pro Rata Share of any U.S. Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if U.S. Borrowers had requested the amount thereof as a U.S. Revolving Loan and Agent shall promptly pay to the applicable U.S. Issuing Bank the amounts so received by it from the U.S. Revolving Lenders. By the issuance of a U.S. Letter of Credit (or an amendment, renewal, or extension of a U.S. Letter of Credit) and without any further action on the part of any U.S. Issuing Bank or the U.S. Revolving Lenders, the applicable U.S. Issuing Bank shall be deemed to have granted to each U.S. Revolving Lender, and each U.S. Revolving Lender shall be deemed to have purchased, a participation in each U.S. Letter of Credit issued by such U.S. Issuing Bank, in an amount equal to its Pro Rata Share of such U.S. Letter of Credit, and each such U.S. Revolving Lender agrees to pay to Agent, for the account of such U.S. Issuing Bank, such U.S. Revolving Lender’s Pro Rata Share of any Letter of Credit Disbursement made by U.S. Issuing Bank under the applicable U.S. Letter of Credit. In consideration and in furtherance of the foregoing, each U.S. Revolving Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of the applicable U.S. Issuing Bank, such Revolving Lender’s Pro Rata Share of each Letter of Credit Disbursement made by such U.S. Issuing Bank and not reimbursed by U.S. Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that Agent or the applicable U.S. Issuing Bank elects, based upon the advice of counsel, to refund) to U.S. Borrowers for any reason. Each U.S. Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of the applicable U.S. Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3.
(f)    Each U.S. Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including each U.S. Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including each U.S. Issuing Bank, a “U.S. Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of one counsel in each relevant jurisdiction (and, solely in the case of an actual or perceived conflict of interest, one additional counsel to each group of affected persons similarly situated) and all other reasonable and documented costs and out-of-pocket expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any U.S. Letter of Credit Related Person (other than any Taxes that are governed by Section 17) (the “U.S. Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of this Agreement, any U.S. Letter of Credit, any Issuer Document, or any Drawing Document referred to in or related to any U.S. Letter of Credit, or any action or proceeding arising out of any of the foregoing (whether administrative, judicial or in connection with arbitration); in each case, including that resulting from the U.S. Letter of Credit Related Person’s own negligence (other than resulting from such Person’s bad faith or willful misconduct or constituting gross negligence); provided, however, that such indemnity shall not be available to any U.S. Letter of Credit Related Person claiming indemnification to the extent that such U.S. Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. This indemnification provision shall survive termination of this Agreement and all U.S. Letters of Credit.
(g)    The liability of each U.S. Issuing Bank (or any other U.S. Letter of Credit Related Person) under, in connection with or arising out of any U.S. Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by U.S. Borrowers that result from such U.S. Issuing Bank’s bad faith, gross negligence or willful misconduct in (i) honoring a presentation under a U.S. Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such U.S. Letter of Credit, (ii) failing to honor a presentation under a U.S. Letter of Credit that strictly complies with the terms and conditions of such U.S. Letter of Credit or (iii) retaining Drawing Documents presented under a U.S. Letter of Credit. Each U.S. Issuing Bank shall be deemed to have acted with due diligence and reasonable care if such U.S. Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. U.S. Borrowers’ aggregate remedies against each U.S. Issuing Bank and any U.S. Letter of Credit Related Person for wrongfully honoring a presentation under any U.S. Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by U.S. Borrowers to the applicable U.S. Issuing Bank in respect of the honored presentation in connection with such U.S. Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to Base Rate Loans hereunder.
(h)    U.S. Borrowers are responsible for preparing or approving the final text of the U.S. Letter of Credit as issued by any U.S. Issuing Bank, irrespective of any assistance such U.S. Issuing Bank may provide such as drafting or recommending text or by such U.S. Issuing Bank’s use or refusal to use text submitted by U.S. Borrowers. U.S. Borrowers are solely responsible for the suitability of the U.S. Letter of Credit for U.S. Borrowers’ purposes. With respect to any U.S. Letter of Credit containing an “automatic amendment” to extend the expiration date of such U.S. Letter of Credit for additional consecutive periods of twelve (12) months (but in no event shall the expiration date extend beyond the Letter of Credit Expiration Date unless such U.S. Issuing Bank and the Agent have approved such expiration date (it being understood that the obligation of U.S. Revolving Lenders to fund participations in U.S. Letters of Credit shall expire immediately following the Maturity Date (for this purpose, pursuant to clause (a) of the definition thereof)), any U.S. Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such U.S. Letter of Credit and, if U.S. Borrowers do not at any time want such U.S. Letter of Credit to be renewed, U.S.

Borrowers will so notify Agent and the applicable U.S. Issuing Bank at least 7 Business Days (or such later date as agreed to by the applicable U.S. Issuing Bank) before such U.S. Issuing Bank is required to notify the beneficiary of such U.S. Letter of Credit or any advising bank of such nonrenewal pursuant to the terms of such U.S. Letter of Credit.
(i)    U.S. Borrowers’ reimbursement and payment obligations under this Section are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, provided, however, that subject to Section 2.11(g) above, the foregoing shall not release any U.S. Issuing Bank from such liability to U.S. Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against such U.S. Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of U.S. Borrowers to such U.S. Issuing Bank arising under, or in connection with, this Section 2.11 or any U.S. Letter of Credit.
(j)    Without limiting any other provision of this Agreement, each U.S. Issuing Bank and each other U.S. Letter of Credit Related Person (if applicable) shall not be responsible to U.S. Borrowers for, and no U.S. Issuing Bank’s rights and remedies against U.S. Borrowers and the obligation of U.S. Borrowers to reimburse each U.S. Issuing Bank for each drawing under each U.S. Letter of Credit shall be impaired by:
(i)    honor of a presentation under any U.S. Letter of Credit that on its face substantially complies with the terms and conditions of such U.S. Letter of Credit, even if the U.S. Letter of Credit requires strict compliance by the beneficiary;
(ii)    honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;
(iii)    acceptance as a draft of any written or electronic demand or request for payment under a U.S. Letter of Credit, even if non-negotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to a U.S. Letter of Credit;
(iv)    the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than the applicable U.S. Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of a U.S. Letter of Credit);
(v)    acting upon any instruction or request relative to a U.S. Letter of Credit or requested a U.S. Letter of Credit that a U.S. Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request;
(vi)    any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to U.S. Borrowers;
(vii)    any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any U.S. Borrower or any of the parties to the underlying transaction to which the U.S. Letter of Credit relates;
(viii)    assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;

(ix)    payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
(x)    acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;
(xi)    honor of a presentation after the expiration date of any U.S. Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the applicable U.S. Issuing Bank if subsequently U.S. Issuing Bank or any court or other finder of fact determines such presentation should have been honored;
(xii)    dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or
(xiii)    honor of a presentation that is subsequently determined by the applicable U.S. Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.
(k)    [Reserved.]
(l)    U.S. Borrowers shall pay immediately upon demand to Agent for the account of the applicable U.S. Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the U.S. Loan Account pursuant to the provisions of Section 2.6(d)(ii) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(l)): (i) a fronting fee which shall be imposed by the applicable U.S. Issuing Bank upon the issuance of each Letter of Credit of 0.125% per annum of the face amount thereof, which fee shall be payable quarterly in arrears, on the first day of each quarter, and on maturity, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all reasonable and documented out-of-pocket expenses incurred by, the applicable U.S. Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to U.S. Letters of Credit, which charges shall be paid as and when incurred.
(m)    If by reason of (x) any Change in Law, or (y) compliance by any U.S. Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto):
(i)    any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any U.S. Letter of Credit issued or caused to be issued hereunder or hereby, or
(ii)    there shall be imposed on any U.S. Issuing Bank or any other member of the Lender Group any other condition regarding any U.S. Letter of Credit, or
(iii)    there shall be imposed on any member of the Lender Group or Agent any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result of the foregoing is to increase, directly or indirectly, the cost to any U.S. Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any U.S. Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within 180 days after the additional cost is incurred or the amount received is reduced, notify U.S. Borrowers, and U.S. Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate the applicable U.S. Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) U.S. Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(m) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.11(m), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.
(n)    Unless otherwise expressly agreed by the applicable U.S. Issuing Bank and U.S. Borrowers when a U.S. Letter of Credit is issued, (i) the rules of the ISP and the UCP shall apply to each standby U.S. Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial U.S. Letter of Credit.
(o)    In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern.
2.12    Australian Letters of Credit.
(a)    Subject to the terms and conditions of this Agreement, upon the request of Australian Borrowers made in accordance herewith, during the period from the Closing Date until the Letter of Credit Expiration Date, each Australian Issuing Bank agrees to issue a requested Australian Letter of Credit for the account of Australian Borrowers and their respective Subsidiaries (it being understood that the Australian Borrowers shall be primarily liable in respect of Australian Letters of Credit Issued for the account of their Subsidiaries). By submitting a request to an Australian Issuing Bank for the issuance of an Australian Letter of Credit, Australian Borrowers shall be deemed to have requested that such Australian Issuing Bank issue the requested Australian Letter of Credit. Each request for the issuance of an Australian Letter of Credit, or the amendment, renewal, or extension of any outstanding Australian Letter of Credit, shall be irrevocable and shall be made in writing by an Authorized Person and delivered to the applicable Australian Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to such Australian Issuing Bank and at least three (3) Business Days (or such shorter period as agreed to by the applicable Australian Issuing Bank) in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to such Australian Issuing Bank and (i) shall specify (A) the amount and applicable Agreed Currency of such Australian Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Australian Letter of Credit, (C) the proposed expiration date of such Australian Letter of Credit, (D) the name and address of the beneficiary of the Australian Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Australian Letter of Credit to be so amended, renewed, or extended) as shall be reasonably necessary to prepare, amend, renew, or extend such Australian Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or such Australian Issuing Bank may reasonably request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that such Australian Issuing Bank generally requests for Australian Letters of Credit in similar circumstances. The applicable Australian Issuing Bank’s records of the content of any such request will be conclusive, absent manifest error.
(b)    No Australian Issuing Bank shall issue an Australian Letter of Credit if any of the following would result after giving effect to the requested issuance:

(vi)    the Australian Letter of Credit Usage would exceed the Australian Letter of Credit Sublimit, or
(vii)    the Australian Letter of Credit Usage would exceed the Australian Maximum Revolver Amount less the outstanding principal amount of Australian Revolving Loans (including Australian Swing Loans) at such time,
(viii)    the Australian Letter of Credit Usage would exceed the Australian Borrowing Base at such time less the outstanding principal amount of Australian Revolving Loans (including Australian Swing Loans) at such time, or
(ix)    the expiration date of such requested Australian Letter of Credit would occur after the Letter of Credit Expiration Date, unless such Australian Issuing Bank and the Agent have approved such expiration date (it being understood that the obligation of Australian Revolving Lenders to fund participations in Australian Letters of Credit shall expire immediately following the Maturity Date (for this purpose, pursuant to clause (a) of the definition thereof)).
In addition, no Australian Issuing Bank shall issue or be obligated to issue any Australian Letter of Credit if it has actual knowledge that one or more of the applicable conditions precedent set forth in Section 3 is not satisfied on the requested Funding Date. On the Maturity Date, the Australian Borrowers shall provide Letter of Credit Collateralization to Agent to be held as security for Australian Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Australian Letters of Credit.

(c)    In the event there is a Defaulting Lender as of the date of any request for the issuance of an Australian Letter of Credit, no Australian Issuing Bank shall be required to issue or arrange for such Australian Letter of Credit to the extent (i) the Defaulting Lender’s Australian Letter of Credit Exposure with respect to such Australian Letter of Credit may not be reallocated pursuant to Section 2.3(i)(iii), or (ii) such Australian Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and Australian Borrowers to eliminate such Australian Issuing Bank’s risk with respect to the participation in such Australian Letter of Credit of the Defaulting Lender, which arrangements may include Australian Borrowers cash collateralizing such Defaulting Lender’s Australian Letter of Credit Exposure in accordance with Section 2.3(i)(iii). Additionally, no Australian Issuing Bank shall have any obligation to issue an Australian Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain such Australian Issuing Bank from issuing such Australian Letter of Credit, or any law applicable to such Australian Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Australian Issuing Bank shall prohibit or request that such Australian Issuing Bank refrain from the issuance of letters of credit generally or such Australian Letter of Credit in particular, (B) the issuance of such Australian Letter of Credit would violate one or more policies of such Australian Issuing Bank applicable to letters of credit generally, or (C) if amounts demanded to be paid under any Australian Letter of Credit will or may not be in an Agreed Currency.
(d)    Any Australian Issuing Bank (other than Bank of America or any of its Affiliates) shall notify Agent in writing no later than the Business Day immediately following the Business Day on which such Australian Issuing Bank receives a request for issuance of any Letter of Credit. The applicable Australian Issuing Bank will not issue any requested Australian Letter of Credit if it receives written notice from the Agent (with a copy to Parent) that the proposed Australian Letter of Credit would cause an Australian Overadvance to occur. Each Australian Letter of Credit shall be in form and substance reasonably acceptable to the applicable Australian Issuing Bank, including the requirement that the amounts payable thereunder must be payable in an Agreed Currency. If an Australian Issuing Bank makes a payment under an Australian Letter of Credit, Australian Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement in the same currency as such Australian Letter of Credit (i) within one Business Day after such Letter of Credit Disbursement in the case of Australian Letters of Credit denominated in U.S. Dollars and (ii)

within two Business Days after such Letter of Credit Disbursement in the case of Australian Letters of Credit denominated in an Agreed Currency other than U.S. Dollars is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be an Australian Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to Australian Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be an Australian Revolving Loan hereunder, Australian Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the applicable Australian Issuing Bank shall be automatically converted into an obligation to pay the resulting Australian Revolving Loan. Promptly following receipt by Agent of any payment from Australian Borrowers pursuant to this paragraph, Agent shall distribute such payment to the applicable Australian Issuing Bank or, to the extent that Australian Revolving Lenders have made payments pursuant to Section 2.12(e) to reimburse the applicable Australian Issuing Bank, then to such Australian Revolving Lenders and such Australian Issuing Bank as their interests may appear.
(e)    Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.12(d), each Australian Revolving Lender agrees to fund its Pro Rata Share of any Australian Revolving Loan deemed made pursuant to Section 2.12(d) on the same terms and conditions as if Australian Borrowers had requested the amount thereof as an Australian Revolving Loan and Agent shall promptly pay to the applicable Australian Issuing Bank the amounts so received by it from the Australian Revolving Lenders. By the issuance of an Australian Letter of Credit (or an amendment, renewal, or extension of an Australian Letter of Credit) and without any further action on the part of any Australian Issuing Bank or the Australian Revolving Lenders, the applicable Australian Issuing Bank shall be deemed to have granted to each Australian Revolving Lender, and each Australian Revolving Lender shall be deemed to have purchased, a participation in each Australian Letter of Credit issued by such Australian Issuing Bank, in an amount equal to its Pro Rata Share of such Australian Letter of Credit, and each such Australian Revolving Lender agrees to pay to Agent, for the account of such Australian Issuing Bank, such Australian Revolving Lender’s Pro Rata Share of any Letter of Credit Disbursement made by Australian Issuing Bank under the applicable Australian Letter of Credit. In consideration and in furtherance of the foregoing, each Australian Revolving Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of the applicable Australian Issuing Bank, such Revolving Lender’s Pro Rata Share of each Letter of Credit Disbursement made by such Australian Issuing Bank and not reimbursed by Australian Borrowers on the date due as provided in Section 2.12(d), or of any reimbursement payment that is required to be refunded (or that Agent or the applicable Australian Issuing Bank elects, based upon the advice of counsel, to refund) to Australian Borrowers for any reason. Each Australian Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of the applicable Australian Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.12(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3.
(f)    Each Australian Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including each Australian Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including each Australian Issuing Bank, an “Australian Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of counsel (limited to one primary counsel and one local counsel in each relevant jurisdiction (including Australia) for all Australian Letter of Credit Related Persons taken as a whole, and, solely in the case of an actual or perceived conflict of interest, one additional counsel to each group of Australian Letter of Credit Related Persons taken as a whole) and all other reasonable and documented costs and out-of-pocket expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any Australian Letter of Credit Related Person (other than any Taxes that are governed by Section 17) (the “Australian Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of this Agreement, any Australian Letter of Credit, any Issuer Document, or any Drawing Document

referred to in or related to any Australian Letter of Credit, or any action or proceeding arising out of any of the foregoing (whether administrative, judicial or in connection with arbitration); provided, however, that such indemnity shall not be available to any Australian Letter of Credit Related Person claiming indemnification to the extent that such Australian Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. This indemnification provision shall survive termination of this Agreement and all Australian Letters of Credit.
(g)    The liability of each Australian Issuing Bank (or any other Australian Letter of Credit Related Person) under, in connection with or arising out of any Australian Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Australian Borrowers that result from such Australian Issuing Bank’s bad faith, gross negligence or willful misconduct in (i) honoring a presentation under an Australian Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Australian Letter of Credit, (ii) failing to honor a presentation under an Australian Letter of Credit that strictly complies with the terms and conditions of such Australian Letter of Credit or (iii) retaining Drawing Documents presented under an Australian Letter of Credit. Each Australian Issuing Bank shall be deemed to have acted with due diligence and reasonable care if such Australian Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. Australian Borrowers’ aggregate remedies against each Australian Issuing Bank and any Australian Letter of Credit Related Person for wrongfully honoring a presentation under any Australian Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Australian Borrowers to the applicable Australian Issuing Bank in respect of the honored presentation in connection with such Australian Letter of Credit under Section 2.12(d), plus interest at the rate then applicable to Base Rate Loans hereunder.
(h)    Australian Borrowers are responsible for preparing or approving the final text of the Australian Letter of Credit as issued by any Australian Issuing Bank, irrespective of any assistance such Australian Issuing Bank may provide such as drafting or recommending text or by such Australian Issuing Bank’s use or refusal to use text submitted by the Australian Borrowers. Australian Borrowers are solely responsible for the suitability of the Australian Letter of Credit for Australian Borrowers’ purposes. With respect to any Australian Letter of Credit containing an “automatic amendment” to extend the expiration date of such Australian Letter of Credit for additional consecutive periods of twelve (12) months (but in no event shall the expiration date extend beyond the Letter of Credit Expiration Date unless such Australian Issuing Bank and the Agent have approved such expiration date (it being understood that the obligation of Australian Revolving Lenders to fund participations in Australian Letters of Credit shall expire immediately following the Maturity Date (for this purpose, pursuant to clause (a) of the definition thereof)), any Australian Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Australian Letter of Credit and, if Australian Borrowers do not at any time want such Australian Letter of Credit to be renewed, Australian Borrowers will so notify Agent and the applicable Australian Issuing Bank at least 7 Business Days (or such later date as agreed to by the applicable Australian Issuing Bank) before such Australian Issuing Bank is required to notify the beneficiary of such Australian Letter of Credit or any advising bank of such nonrenewal pursuant to the terms of such Australian Letter of Credit.
(i)    Australian Borrowers’ reimbursement and payment obligations under this Section 2.12 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, provided, however, that subject to Section 2.12(g) above, the foregoing shall not release any Australian Issuing Bank from such liability to Australian Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against such Australian Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Australian Borrowers to such Australian Issuing Bank arising under, or in connection with, this Section or any Australian Letter of Credit.
(j)    Without limiting any other provision of this Agreement, each Australian Issuing Bank and each other Australian Letter of Credit Related Person (if applicable) shall not be responsible to Australian

Borrowers for, and no Australian Issuing Bank’s rights and remedies against Australian Borrowers and the obligation of Australian Borrowers to reimburse each Australian Issuing Bank for each drawing under each Australian Letter of Credit shall be impaired by:
(i)    honor of a presentation under any Australian Letter of Credit that on its face substantially complies with the terms and conditions of such Australian Letter of Credit, even if the Australian Letter of Credit requires strict compliance by the beneficiary;
(ii)    honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary;
(iii)    acceptance as a draft of any written or electronic demand or request for payment under an Australian Letter of Credit, even if non-negotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to an Australian Letter of Credit;
(iv)    the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than the applicable Australian Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of an Australian Letter of Credit);
(v)    acting upon any instruction or request relative to an Australian Letter of Credit or requested Australian Letter of Credit that an Australian Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request;
(vi)    any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to Australian Borrowers;
(vii)    any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Australian Borrower or any of the parties to the underlying transaction to which the Australian Letter of Credit relates;
(viii)    assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;
(ix)    payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
(x)    acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;
(xi)    honor of a presentation after the expiration date of any Australian Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the applicable Australian Issuing Bank if subsequently Australian Issuing Bank or any court or other finder of fact determines such presentation should have been honored;

(xii)    dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or
(xiii)    honor of a presentation that is subsequently determined by the applicable Australian Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.
(k)    [Reserved.]
(l)    Australian Borrowers shall pay immediately upon demand to Agent for the account of the applicable Australian Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Australian Loan Account pursuant to the provisions of Section 2.6(d)(iii) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.12(l)): (i) a fronting fee which shall be imposed by the applicable Australian Issuing Bank upon the issuance of each Letter of Credit of 0.125% per annum of the face amount thereof, which fee shall be payable monthly in arrears, on the first day of each month, and on maturity, plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all reasonable and documented out-of-pocket expenses incurred by, the applicable Australian Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Australian Letters of Credit, which charges shall be paid as and when incurred.
(m)    If by reason of (x) any Change in Law, or (y) compliance by any Australian Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto):
(i)    any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Australian Letter of Credit issued or caused to be issued hereunder or hereby,
(ii)    there shall be imposed on any Australian Issuing Bank or any other member of the Lender Group any other condition regarding any Australian Letter of Credit, or
(iii)    there shall be imposed on any member of the Lender Group or Agent any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result of the foregoing is to increase, directly or indirectly, the cost to any Australian Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Australian Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Australian Borrowers, and Australian Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be reasonably necessary to compensate the applicable Australian Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) Australian Borrowers shall not be required to provide any compensation pursuant to this Section 2.12(m) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.12(m), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

(n)    Unless otherwise expressly agreed by the applicable Australian Issuing Bank and Australian Borrowers when an Australian Letter of Credit is issued, (i) the rules of the ISP and the UCP shall apply to each standby Australian Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Australian Letter of Credit.
(o)    In the event of a direct conflict between the provisions of this Section 2.12 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.12 shall control and govern.
2.13    LIBOR Option.
(a)    Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, the applicable Borrowers shall have the option, subject to Section 2.13(b) below (the “LIBOR Option”) to have interest on all or a portion of the Revolving Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan or an Australian Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (%4) the last day of the Interest Period applicable thereto; provided, that, subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (%4) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers have properly exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, at the written election of the Required Lenders, no Borrower shall have the option to request that any Revolving Loans bear interest at a rate based upon the LIBOR Rate.
(b)    LIBOR Election.
(i)    Borrowers may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, and the Required Lenders have elected pursuant to Section 2.13(a) not to permit LIBOR Rate Loans, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. at least three (3) Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”). Notice of Borrowers’ election of the LIBOR Option for a permitted portion of the Revolving Loans and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by electronic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the affected Lenders. Each LIBOR Notice shall be irrevocable and binding on the applicable Borrowers.
(ii)    In connection with each LIBOR Rate Loan, each U.S. Borrower and each Australian Borrower, as applicable, of such U.S. Revolving Loan or Australian Revolving Loan, as applicable, shall indemnify, defend, and hold Agent and the Lenders harmless against any actual loss, cost, or expense incurred by Agent or any Lender as a result of (A) the payment of any principal of any applicable LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”). A certificate of Agent or a Lender delivered to the applicable Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.13 shall be conclusive absent manifest error. Such Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate. If a payment of any LIBOR Rate Loan on a day other than the last day of the applicable Interest Period would result in a Funding Loss, Agent may, in its sole discretion at the request of the applicable Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest Period and apply such amounts to the payment of the applicable LIBOR Rate Loan on such last day, it being agreed that Agent has no obligation to so defer the application of payments to any LIBOR Rate Loan and that, in the event that Agent does not defer such application, the applicable Borrowers shall be obligated to pay any resulting Funding Losses.
(iii)    Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than seven (7) LIBOR Rate Loans in effect at any given time. Borrowers may only exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000 (and integral multiples of $500,000 in excess thereof).
(c)    Conversion. The applicable Borrowers may convert LIBOR Rate Loans to Base Rate Loans at any time; provided, that in the event that LIBOR Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower of such Revolving Loans shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.13(b)(ii).
(d)    Special Provisions Applicable to LIBOR Rate.
(i)    The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including any Changes in Law (including any Changes in Laws relating to Taxes, other than Excluded Taxes and Indemnified Taxes, which shall be governed by Section 17) and changes in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (B) repay the LIBOR Rate Loans of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.13(b)(ii)).
(ii)    If any Lender determines that any applicable law has made it unlawful for any Lender to make, maintain or fund LIBOR Rate Loans, or to determine or charge interest rates based upon the LIBOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S. Dollars in the applicable interbank market, then, on notice thereof by such Lender to Parent through Agent, any obligation of such Lender to make or continue LIBOR Rate Loans or to convert Base Rate Loans to LIBOR Rate Loans, shall be suspended until such Lender notifies Agent and Parent that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to Agent), prepay or convert all such LIBOR Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans. Upon any such prepayment or conversion, each Borrower shall also pay accrued interest on the amount of Loans so prepaid or converted.

(iii)    If the Required Lenders determine that for any reason in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof that (a) deposits are not being offered to banks in the applicable offshore interbank market for the applicable amount and Interest Period of such LIBOR Rate Loan, (b) adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or (c) the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such LIBOR Rate Loan, Agent will promptly so notify Parent and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended until Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, Parent (on behalf of the Borrowers) may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
(e)    No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.
2.14    Capital Requirements.
(a)    If, after the date hereof, any Issuing Bank or any Lender determines that (i) any Change in Law regarding capital or reserve requirements for banks or bank holding companies, or (ii) compliance by such Issuing Bank or such Lender, or their respective parent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Issuing Bank’s, such Lender’s, or such holding companies’ capital as a consequence of such Issuing Bank’s or such Lender’s commitments hereunder to a level below that which such Issuing Bank, such Lender, or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration such Issuing Bank’s, such Lender’s, or such holding companies’ then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Issuing Bank or such Lender to be material, then such Issuing Bank or such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, the applicable Borrowers agree to pay such Issuing Bank or such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Issuing Bank or such Lender of a statement in the amount and setting forth in reasonable detail such Issuing Bank’s or such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Issuing Bank or such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of such Issuing Bank or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Issuing Bank’s or such Lender’s right to demand such compensation; provided that no Borrower shall be required to compensate an Issuing Bank or a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that such Issuing Bank or such Lender notifies Borrowers of such Change in Law giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further that if such claim arises by reason of the Change in Law that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(b)    If Issuing Bank or any Lender requests additional or increased costs referred to in Section 2.11(m), Section 2.12(m), or Section 2.13(d)(i) or amounts under Section 2.14(a) or sends a notice under Section 2.13(d)(ii) relative to changed circumstances (such Issuing Bank or Lender, an “Affected Lender”), then such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.11(m), Section 2.12(m), Section 2.13(d)(i) or Section 2.14(a), as applicable, or would eliminate the illegality or impracticality of funding or maintaining LIBOR Rate Loans and

(ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers’ obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(m), Section 2.12(m), Section 2.13(d)(i) or Section 2.14(a), as applicable, or to enable the applicable Borrowers to obtain LIBOR Rate Loans, then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.11(m), Section 2.12(m), Section 2.13(d)(i) or Section 2.14(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.11(m), Section 2.12(m), Section 2.13(d)(i) or Section 2.14(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain LIBOR Rate Loans, may designate a different Issuing Bank or substitute a Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement and such Affected Lender shall cease to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement.
(c)    Notwithstanding anything herein to the contrary, the protection of Sections 2.11(m), 2.12(m), 2.13(d), and 2.14 shall be available to each Issuing Bank and each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for issuing banks or lenders affected thereby to comply therewith. Notwithstanding any other provision herein, neither any Issuing Bank nor any Lender shall demand compensation pursuant to this Section 2.14 if it shall not at the time be the general policy or practice of such Issuing Bank or such Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any.
2.15    Joint and Several Liability.
(a)    Each U.S. Borrower is accepting joint and several liability for the U.S. Obligations hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each U.S. Borrower and, with respect to Letters of Credit, their Subsidiaries, and in consideration of the undertakings of the other U.S. Borrowers to accept joint and several liability for the U.S. Obligations.
(b)    Each U.S. Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other U.S. Borrowers, with respect to the payment and performance of all of the U.S. Obligations (including any U.S. Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the U.S. Obligations shall be the joint and several obligations of each U.S. Borrower without preferences or distinction among them.
(c)    If and to the extent that any U.S. Borrower shall fail to make any payment with respect to any of the U.S. Obligations as and when due or to perform any of the U.S. Obligations in accordance with the terms thereof, then in each such event the other U.S. Borrowers will make such payment with respect to, or perform, such U.S. Obligation until such time as all of the U.S. Obligations are paid in full.
(d)    The U.S. Obligations of each U.S. Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse U.S. Obligations of each U.S. Borrower enforceable against each U.S. Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(d)) or any other circumstances whatsoever.
(e)    Each Borrower is accepting joint and several liability for the Australian Obligations hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and, with respect to Letters of Credit, their Subsidiaries, and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Australian Obligations.
(f)    Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Australian Obligations (including any Australian Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Australian Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.
(g)    If and to the extent that any Borrower shall fail to make any payment with respect to any of the Australian Obligations as and when due or to perform any of the Australian Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Australian Obligation until such time as all of the Australian Obligations are paid in full.
(h)    The Australian Obligations of each Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Australian Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(h)) or any other circumstances whatsoever.
(i)    Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability with respect to a U.S. Borrower, the other Borrowers, and with respect to an Australian Borrower, the other Australian Borrowers, notice of any Revolving Loans or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender.
(j)    Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of U.S. Borrowers’ financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the U.S. Obligations.
(k)    The provisions of this Section 2.15 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers (to the extent provided in this Section 2.15) as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section will forthwith be reinstated in effect, as though such payment had not been made.
(l)    Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any of the Bank Product Agreements are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.
(m)    Each U.S. Borrower hereby agrees that after the occurrence and during the continuance of any Event of Default, upon notice from the Agent, such U.S. Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such U.S. Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such U.S. Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such U.S. Borrower as trustee for Agent, and such U.S. Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with Section 2.4(b).
(n)    Each Australian Borrower hereby agrees that after the occurrence and during the continuance of any Event of Default, upon notice from the Agent such Australian Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Australian Borrower owing to such Australian Borrower until the Australian Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Australian Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Australian Borrower as trustee for Agent, and such Australian Borrower shall deliver any such amounts to Agent for application to the Australian Obligations in accordance with Section 2.4(b)

(o)    Separate and Distinct Australian Obligations. For the avoidance of doubt, the parties hereto acknowledge and agree that, notwithstanding anything to the contrary in this Agreement or any of the other Loan Documents, and notwithstanding that the U.S. Loan Parties each are jointly and severally liable with the Australian Loan Parties for the Australian Obligations, the Obligations of the Australian Loan Parties under this Agreement or any of the other Loan Documents shall be separate and distinct from the Obligations of any U.S. Loan Party including, without limitation, the Parent, and shall be expressly limited to the Australian Obligations. In furtherance of the foregoing, each of the parties hereto acknowledges and agrees that the liability of any Australian Loan Party for the payment and performance of its covenants, representations and warranties set forth in this Agreement and the other Loan Documents shall be several from but not joint with the Obligations of the Parent and any other U.S. Loan Party; the Australian Loan Parties shall not guarantee the U.S. Obligations; and the Collateral of the Australian Loan Parties shall not secure or be applied in satisfaction, by way of payment, prepayment, or otherwise, of all or any portion of the U.S. Obligations of the Parent or any other U.S. Loan Party.
2.16    Incremental Borrowings.
(a)    The Borrowers may at any time or from time to time after the Closing Date, by notice from the Parent to the Agent (whereupon the Agent shall promptly deliver a copy to each of the Lenders), request one or more incremental Revolver Commitments (each an “Incremental Commitment” and all of them, collectively, the “Incremental Commitments” and any such loans thereunder, the “Incremental Loans”). Each tranche of Incremental Commitments shall be in an aggregate principal amount that is not less than $10,000,000; provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence; provided, further that the allocation of any portion of such increase to the Australian Revolver Commitments shall be determined by the Agent in consultation with the Borrowers, with the approval of each Lender and Additional Lender (if any) agreeing to such increase; provided, further that no allocation of any Incremental Commitment to the Australian Revolver Commitments shall be permitted to the extent the Australian Revolver Commitments would exceed the U.S. Revolver Commitments after giving effect to such Incremental Commitment. Any such increase in Revolver Commitments may increase the U.S. Letter of Credit Sublimit or the Australian Letter of Credit Sublimit subject to the consent of the Agent and the applicable Issuing Bank; provided that any such increase in the U.S. Letter of Credit Sublimit or the Australian Letter of Credit Sublimit shall be provided by an Issuing Bank reasonably acceptable to the Agent and the Parent and the Issuing Bank at the time shall have no obligation to provide such increase. Notwithstanding anything to the contrary herein, the aggregate principal amount of the Incremental Commitments shall not exceed $100,000,000. The Incremental Loans (i) shall, in the case of an Incremental Loan to the U.S. Borrowers, rank pari passu in right of payment and of security with the U.S. Loans and, in the case of an Incremental Loan to Australian Borrowers, rank pari passu in right of payment and of security with the Australian Loans and (ii) shall be implemented by way of increase of the Revolver Commitments and, except as to arrangement, underwriting or similar fees, shall be on terms identical, including the Applicable Margin and any other pricing matter related to the Revolver Commitments; provided that the OID or up-front fees (if any) applicable to any Incremental Loans will be determined by the Borrowers and the Lenders and/or Additional Lenders providing such Incremental Commitments and Incremental Loans. As a condition precedent to such an increase, (i) no Default or Event of Default shall exist on the date of the effectiveness of any Incremental Amendment, (ii) the representations and warranties contained in the Loan Documents shall be accurate in all material respects before and after the effectiveness of any Incremental Amendment referred to below; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (iii) all fees and expenses owing in respect of any such Incremental Amendment to the Agent and the Lenders and/or Additional Lenders providing the Incremental Commitments thereunder shall have been paid and (iv) the Borrowers shall have delivered all customary agreements, certificates, opinions and other customary documents reasonably requested by the Agent.

(b)    Each notice from the Parent pursuant to this Section 2.16 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments and Incremental Loans. Incremental Commitments and Incremental Loans may be made by any existing Lender (it being understood that no existing Lender will have an obligation to make a portion of any Incremental Commitment or Incremental Loan) or by any Additional Lender that is an Eligible Transferee reasonably acceptable to the Agent and each Issuing Bank (each such consent not to be unreasonably withheld, delayed or conditioned). Incremental Commitments shall become Revolver Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender agreeing to provide such Incremental Commitment, if any, each Additional Lender, if any, the Agent and, if applicable, the Issuing Bank. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agent and the Parent, to effect the provisions of this Section 2.16. The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Loan, the Borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 3.2. The Borrowers shall use the proceeds of the Incremental Loans for any purpose not prohibited by this Agreement.
(c)    Adjustment of Revolving Loans. Each Revolving Lender that is acquiring an Incremental Commitment on the effective date of any Incremental Amendment shall (i) make a Revolving Loan, the proceeds of which will be used to prepay the Revolving Loans of the other Revolving Lenders immediately prior to such effective date and (ii) automatically and without further act be deemed to have assumed a portion of the other Revolving Lenders’ participations hereunder in outstanding Letters of Credit and Swing Loan reimbursement obligations, so that, after giving effect thereto, the Revolving Loans and Letter of Credit and Swing Loan reimbursement obligations outstanding are held by the Revolving Lenders pro rata based on their Revolver Commitments after giving effect to such Incremental Amendment. If there is a new borrowing of Revolving Loans on the effective date of any Incremental Amendment, the Revolving Lenders after giving effect to such Incremental Amendment shall make such Revolving Loans in accordance with Section 2.1.
This Section 2.16 shall supersede any provisions in Section 14.1 to the contrary.
3    CONDITIONS; TERM OF AGREEMENT.
3.1    Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction (or waiver) of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 (the making of such initial extensions of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent).
3.2    Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Revolving Loans hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:
(q)    the representations and warranties of Parent and its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(r)    no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either immediately result from the making thereof; and
(s)    after giving effect to any extension of credit, (i) the U.S. Revolver Usage shall not exceed the U.S. Line Cap and (ii) the Australian Revolver Usage shall not exceed the Australian Line Cap.
Each request for an extension of credit submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable credit extension.
3.3    Maturity. This Agreement shall continue in full force and effect for a term ending on the Maturity Date.
3.4    Effect of Maturity.
(a)    On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations immediately shall become due and payable without notice or demand and (i) U.S. Borrowers shall be required to repay all of the U.S. Obligations in full, and (ii) Australian Borrowers shall be required to repay all of the Australian Obligations in full.
(b)    No termination of the obligations of any member of the Lender Group (other than payment in full of the U.S. Obligations and termination of the U.S. Revolver Commitments) shall relieve or discharge any U.S. Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document. Except as otherwise set forth herein or in the other Loan Documents, Agent’s Liens in the Collateral securing the U.S. Obligations shall continue to secure the U.S. Obligations and shall remain in effect until all U.S. Obligations have been paid in full and the U.S. Revolver Commitments have been terminated, at which time Agent will, at Borrowers’ sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s or such Lender’s, as applicable, Liens in the Collateral securing the U.S. Obligations.
(c)    No termination of the obligations of any member of the Lender Group (other than payment in full of the Australian Obligations and termination of the Australian Revolver Commitments) shall relieve or discharge any Australian Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document. Except as otherwise set forth herein or in the other Loan Documents, Agent’s or the Australian Security Trustee’s Liens in the Collateral securing the Australian Obligations shall continue to secure the Australian Obligations and shall remain in effect until all Australian Obligations have been paid in full and the Australian Revolver Commitments have been terminated, at which time Agent will, at Borrowers’ sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s or the Australian Security Trustee’s Liens in the Collateral securing the Australian Obligations.
3.5    Early Termination by Borrowers. Borrowers have the option, at any time upon five (5) Business Days prior written notice to Agent, to terminate this Agreement and terminate the Revolver Commitments hereunder by repaying to Agent all of the Obligations in full. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness or other transactions if the closing for such issuance or incurrence or other transaction does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed).

3.6    Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto (unless such date is extended, in writing (including via electronic transmission), by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), of the conditions subsequent set forth on Schedule 3.6 (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof, shall constitute an Event of Default).
4    REPRESENTATIONS AND WARRANTIES.
In order to induce the Lender Group to enter into this Agreement and to make credit extensions from time to time, each Borrower makes the following representations and warranties to the Lender Group and such representations and warranties shall survive the execution and delivery of this Agreement:
4.1    Due Organization and Qualification; Subsidiaries.
(a)    Each Loan Party (i) is duly organized or incorporated and existing and in good standing (where applicable) under the laws of the jurisdiction of its organization or incorporation, (ii) is qualified to do business in any state where the failure to be so qualified would reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite corporate or other organizational power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
(b)    Set forth on Schedule 4.1(b) is a complete and accurate description, as of the Closing Date, of the authorized Equity Interests of each Borrower (other than Parent), by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. No Borrower (other than Parent) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests.
(c)    Set forth on Schedule 4.1(c), is, as of the Closing Date, a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) in the case of direct subsidiaries, the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the percentage of the outstanding shares of each such class owned directly or indirectly by Parent. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable (to the extent such concept is applicable).
(w)    Except as set forth on Schedule 4.1(d), there are no subscriptions, options, warrants, or calls relating to any shares of any Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument.
4.2    Due Authorization; No Conflict.
(a)    As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary corporate or organizational action on the part of such Loan Party.
(b)    As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its

Subsidiaries where any such conflict, breach or default would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract of any Loan Party, other than (x) consents or approvals that have been obtained and that are still in force and effect or (y) except, in the case of a Material Contract, for consents or approvals, the failure to obtain would not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.
4.3    Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, except for (i) registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect, and (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation.
4.4    Binding Obligations; Perfected Liens.
(a)    Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, receivership, administration, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(b)    Subject to Section 3.6 and Section 5.16, Agent’s and Australian Security Trustee’s Liens in the Collateral (other than, for the avoidance of doubt, Excluded Property) are validly created and perfected, upon the filing of financing statements, the filing of PPSA filings, the filing of as-extracted filings, the recordation of the Copyright Security Agreement, the execution of Control Agreements and the recordation of the Mortgages, in each case, in the appropriate filing offices (and any necessary stamping of the Australian Security Documents for New South Wales stamp duty purposes), and, in the case of ABL Collateral, first priority Liens, subject only to Permitted Liens.
4.5    Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.
4.6    Litigation. Except for the Arbitration Award, there are no actions, suits, or proceedings pending or, to the knowledge of any Borrower, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect.
4.7    Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any Governmental Authority, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

4.8    No Material Adverse Effect. The audited financial statements relating to the Loan Parties and their Subsidiaries as of December 31, 2012, December 31, 2013 and December 31, 2014 that have been delivered by Borrowers to Agent have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since December 31, 2014, no event, circumstance, or change has occurred that has or would reasonably be expected to result in a Material Adverse Effect with respect to the Loan Parties and their Subsidiaries.
4.9    Solvency.
(a)    Each Borrower, individually, is Solvent and the Parent and its Subsidiaries, taken as a whole, are Solvent.
(b)    No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.
4.10    Employee Benefits.
(a)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each Loan Party, each of its Subsidiaries and each of their ERISA Affiliates has complied with ERISA, the IRC and all applicable laws regarding each Employee Benefit Plan; (ii) each Employee Benefit Plan is, and has been, maintained in substantial compliance with ERISA, the IRC, all applicable laws and the terms of each such Employee Benefit Plan; (iii) no liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or its Subsidiaries or the ERISA Affiliates has been incurred or is reasonably expected by any Loan Party or its Subsidiaries or the ERISA Affiliates to be incurred with respect to any Pension Plan; (iv) no Notification Event exists or has occurred in the past six (6) years; and (v) there exists no Unfunded Pension Liability with respect to any Pension Plans.
(b)    With respect to any scheme or arrangement mandated by a government other than the United States and with respect to each employee benefit plan maintained or contributed to by any Loan Party that is not subject to United States laws (such schemes, arrangements and employee benefit plans, collectively, “Foreign Plans”), none of the following events or conditions exists and is continuing that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect: (i) non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, (ii) failure to be maintained, where required, in good standing with applicable regulatory authorities, (iii) non-compliance with any obligation of any Loan Party or its Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any such Foreign Plan, (iv) any Lien on the property of any Loan Party or its Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding such a Foreign Plan, (v) for each such Foreign Plan which is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities) or (vi) any pending or threatened disputes that, to the knowledge of the Loan Party or any of its Subsidiaries, would reasonably be expected to result in liability to any Loan Party or any Subsidiaries.
4.11    Environmental Condition. Except as set forth on Schedule 4.11 or for any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (a) to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation of any applicable Environmental Law, (b) to each Borrower’s knowledge, no Loan Party’s nor any of its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any Environmental Law as a Hazardous Materials disposal site and (c) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any Environmental Liability or to any outstanding written order, consent decree, negotiated agreements or settlement agreement with any Person relating to any violation of Environmental Law or Environmental Liability.
4.12    Complete Disclosure. All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections delivered to Agent on February 19, 2015 represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable by the Parent at the time made and at the time so furnished (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Borrowers’ good faith estimate, projections or forecasts based on methods and assumptions which Borrowers believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results).
4.13    Sanctions, PATRIOT Act, and FCPA. To the extent applicable, each Loan Party and each Subsidiary of a Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001) (the “Patriot Act”), and (c) anti-corruption laws applicable to such Loan Party or such Subsidiary, including the United States Foreign Corrupt Practices Act of 1977, as amended (“FCPA”).
4.14    [Reserved.]
4.15    Payment of Taxes. Except as otherwise permitted under Section 5.5, all material tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all material taxes due and payable and all material assessments, fees and other governmental charges upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable, except to the extent such taxes or assessments are being contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings, and provided adequate provisions in accordance with GAAP has been made therefor. No Loan Party knows of any proposed material tax assessment against a Loan Party or any of its Subsidiaries.
4.16    Margin Stock. No Loan Party or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors.
4.17    Governmental Regulation. No Loan Party or any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party or any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.
4.18    OFAC. No Loan Party or any of its Subsidiaries is in violation in any material respect of any of the country or list based economic and trade sanctions administered and enforced by OFAC. No Loan Party nor any of its Subsidiaries, nor to the knowledge of any Loan Party, any director, officer, employee, agent, or affiliate of any Loan Party or their Subsidiaries, (a) is, or is owned or controlled by Persons that are, Sanctioned Persons or Sanctioned Entities, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.
4.19    Employee and Labor Matters. There is (a) no unfair labor practice complaint pending or, to the knowledge of any Loan Party or Subsidiary, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or any of its Subsidiaries which arises out of or under any collective bargaining agreement, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries or (c) to the knowledge of any Loan Party or its Subsidiaries no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of Parent or its Subsidiaries, in each case in clause (a) through (c) above, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied and which would reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of any Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Parent, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
4.20    [Reserved.]
4.21    [Reserved.]
4.22    Eligible Accounts. As to each Account that is identified by Borrowers as an Eligible Account in the most recent Borrowing Base Certificate submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts.
4.23    Eligible Inventory and Eligible Equipment. As to each item of Inventory that is identified by Borrowers as Eligible Inventory in the most recent Borrowing Base Certificate submitted to Agent and as to each item of Equipment that is identified by Borrowers as Eligible Equipment in the most recent Borrowing Base Certificate submitted to Agent, such Inventory or Equipment (as the case may be) is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory or Eligible Equipment (as the case may be).

4.24    Location of Inventory and Equipment. As to each item of Inventory that is identified by Borrowers as Eligible Inventory in the most recent Borrowing Base Certificate submitted to Agent and as to each item of Equipment that is identified by Borrowers as Eligible Equipment in the most recent Borrowing Base Certificate submitted to Agent, such Inventory or Equipment (as the case may be) (a) is not located on real property leased by a Loan Party from a third party or stored with a bailee, warehouseman, customer or other third party or with one of the Joint Ventures unless (i) Agent has received a Collateral Access Agreement executed by the lessor bailee, warehouseman, customer, Joint Venture or other third party (as applicable) with respect to the applicable location, (ii) to the extent located on leased real property, with a bailee or in a contract warehouse, Landlord Reserves have been imposed with respect to the applicable location, provided, however, that no Landlord Reserves shall be imposed prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date, or (iii) it is located at either an Eligible Contract Inventory Location or an Australian Mine Site, and (b) is located only at, or in-transit between, the locations in the continental United States or Australia that are identified on Schedule 4.24 (as such Schedule may be updated pursuant to a written notice from Parent to Agent) (such locations, the “Identified Locations”).
4.25    Inventory and Equipment Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality and quantity of its Inventory and Equipment and the book value thereof, in each case, consistent with past practice, except with respect to Inventory of the U.S. Iron Ore Business, which shall be determined on a “first-in, first-out” basis.
4.26    Tax Consolidation. Each Australian Loan Party is a member of a Tax Consolidated Group for which the Head Company (as defined in the Income Tax Assessment Act 1997 (Cth) of Australia) is Cliffs Natural Resources Holdings Pty Ltd.
4.27    Commercial Benefit. In relation to each Australian Loan Party, the entry into each Loan Document to which it is a party is for such Australian Loan Party’s commercial benefit.
4.28    No Immunity. No Australian Loan Party has any right of immunity from set-off, legal action, suit or proceeding, attachment or execution or the jurisdiction of any court with respect to the Collateral owned by an Australian Loan Party or its obligations under the Loan Documents.
4.29    [Reserved.]
4.30    Material Contracts. Except for matters which, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to each Borrower’s knowledge, each other Person that is a party thereto in accordance with its terms, and (b) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary (other than any covenant, indenture or agreement related to the Canadian Existing Indebtedness).
5    AFFIRMATIVE COVENANTS.
Each Borrower covenants and agrees that, until termination of all of the Revolver Commitments and payment in full of the Obligations:
5.1    Financial Statements, Reports, Certificates. Borrowers (i) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the financial statements, reports, and other items set forth on Schedule 5.1 no later than the times specified therein, (ii) agree that any such financial statements covering periods on or after March 31, 2015 shall have been prepared as though the Canadian Entities are not Subsidiaries, (iii) agree to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP in all material respects, and (iv) agree that they will, and will cause each other Loan Party to, (A) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales, and (B) maintain their billing systems and practices substantially as in effect as of the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent. The requirements of this Section 5.1 may be satisfied by notice to the Agent that such documents required to be delivered pursuant to this Section 5.1 (to the extent included on Form 10-K or Form 10-Q) have been filed with the SEC.
5.2    Reporting. Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 at the times specified therein (including weekly reporting of the Borrowing Base during an Increased Borrowing Base Reporting Period, as more fully set forth in Schedule 5.2), and (b) agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on Schedule 5.2. All calculations of Availability in any Borrowing Base Certificate shall be made by the Parent and certified by a financial officer of the Parent; provided that the Agent may from time to time review and adjust any such calculation in consultation with the Parent to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Reserves.
5.3    Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s (a) valid existence and good standing (where applicable) in its jurisdiction of organization or incorporation except with respect to any Subsidiary that is not a Loan Party, as would not reasonably be expected to result in a Material Adverse Effect and, (b) except as would not reasonably be expected to result in a Material Adverse Effect, good standing (where applicable) with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses.
5.4    Maintenance of Properties. Except as otherwise permitted under Section 6.3 or Section 6.4 or the shutdown, winding down or other similar transaction related to a mine, each Borrower will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted.
5.5    Taxes. Each Loan Party will, and will cause each of its Subsidiaries to, pay in full before delinquency or before the expiration of any extension period all material governmental assessments and taxes imposed, levied, or assessed against it, or any of its assets or in respect of any of its income, businesses, or franchises, except (i) to the extent that the validity of such governmental assessment or tax is the subject of a Permitted Protest and (ii) to the extent such failure to pay would not reasonably be expected to result in a Material Adverse Effect.
5.6    Insurance. Each Borrower will, and will cause each of its Subsidiaries to, at Borrowers’ expense, (a) maintain insurance respecting each Borrower and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily insured against by other Persons engaged in same or similar businesses and similarly situated and located. Without limiting the generality of the foregoing, the applicable Borrower will maintain or cause to be maintained flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with the Flood Insurance Laws. All such policies of insurance shall be with financially sound and reputable insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located. All property insurance policies covering the Collateral are subject to the Intercreditor Agreement, to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the loss payable (but only in respect of Collateral) or additional insured, as applicable, endorsements (it being understood that Agent shall not be named an additional insured with respect to liability insurance) in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation or such other terms reasonably acceptable to the Agent in its Permitted Discretion. If any Borrower or its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrowers’ expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrowers shall give Agent prompt notice of any loss of ABL Priority Collateral exceeding $10,000,000 covered by their or their Subsidiaries’ casualty or business interruption insurance; provided that during the continuance of an Event of Default or a Cash Dominion Trigger Period, the threshold included in this sentence shall be $2,500,000. Upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, Agent shall have the right to elect to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
5.7    Inspection.
(a)    Each Borrower will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with its Responsible Officers, at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours, provided that the Loan Parties shall only be obligated to reimburse Agent for one inspection and visit in any Fiscal Year so long as no Event of Default has occurred and is continuing.
(b)    Each Borrower will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct field examinations, appraisals and valuations, with expenses for such field examinations, appraisals and valuations being subject to Section 2.10(c), at such reasonable times and intervals as Agent may designate in its Permitted Discretion. So long as no Event of Default has occurred and is continuing, Agent agrees to provide Borrowers with a copy of the report for any inventory or equipment appraisal upon request by Borrowers so long as (i) such report exists, (ii) the third person employed by Agent to perform such valuation consents to such disclosure, and (iii) Borrowers execute and deliver to Agent a non-reliance letter reasonably satisfactory to Agent.
5.8    Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
5.9    Environmental. Except as would not reasonably be expected to result in a Material Adverse Effect, each Borrower will, and will cause each of its Subsidiaries to:
(a)    comply with Environmental Laws; and
(b)    take any Remedial Action required to abate any release of which any Borrower has knowledge of a Hazardous Material in violation of any Environmental Law from or onto property owned or operated by any Borrower or its Subsidiaries or resulting from the business of any Borrower or any of its Subsidiaries, to the extent required by applicable Environmental Law.
5.10     [Reserved.]

5.11    Formation of Subsidiaries. Each Borrower will, at the time that any Loan Party forms any direct or indirect Subsidiary (other than any such Subsidiary that is an Excluded Subsidiary) or acquires any direct or indirect Subsidiary after the Closing Date (other than any such Subsidiary that is an Excluded Subsidiary), within 30 days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) (a) cause such new Subsidiary to provide to Agent a joinder to the Guaranty and Security Agreement and an accession deed to the Australian Security Trust Deed (where applicable), together with such other security agreements (including mortgages with respect to any Real Property (to the extent such Real Property does not constitute Excluded Property) and any applicable U.S. Additional Documents (as defined below)), as well as appropriate financing statements (and with respect to all property subject to a mortgage, fixture filings), all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent or Australian Security Trustee (as the case may be) a Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary (excluding any Excluded Property and provided further that no Subsidiary which is incorporated in Australia shall be required to grant any real property mortgage or mining mortgage)), (b) provide, or cause the applicable Loan Party to provide, to Agent or the Australian Security Trustee a pledge agreement (or an addendum to the Guaranty and Security Agreement or an Australian Security Document) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary to the extent not constituting Excluded Property in form and substance reasonably satisfactory to Agent, provided, that, for the avoidance of doubt, not more than 65% of the total outstanding voting Equity Interest of any first tier Subsidiary of a Loan Party that is a CFC or a FSHCO (but none of the Equity Interest of any Subsidiary of such CFC or FSHCO) shall be required to be pledged, (c) if such new Subsidiary is to be a Borrower, cause such new Subsidiary to provide a joinder to this Agreement in form and substance reasonably satisfactory to Agent, and (d) provide to Agent all other documentation, including one or more opinions of counsel reasonably satisfactory to Agent, which, in its Permitted Discretion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including documentation with respect to all Real Property owned in fee and subject to a Mortgage, but not, for the avoidance of doubt, policies of title insurance). Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document. Notwithstanding the foregoing, Section 5.12 below or anything contained herein or in any other Loan Document to the contrary, it is understood and agreed that to the extent that the Fixed Asset Priority Collateral Agent is satisfied with or agrees to any deliveries in respect of any asset or property (other than ABL Collateral), Agent shall be deemed to be satisfied with such deliveries to the extent substantially the same as those delivered to the Fixed Asset Priority Collateral Agent and the Loan Parties shall not be required to deliver any Australian Additional Documents or U.S. Additional Documents with respect thereto. So long as the Intercreditor Agreement is in effect, a Loan Party may satisfy its obligations hereunder and under the other Loan Documents to deliver Collateral that constitutes Fixed Asset Priority Collateral to Agent by delivering such Collateral that constitutes Fixed Asset Priority Collateral to the Fixed Asset Priority Collateral Agent or its agent, designee or bailee.
5.12    Further Assurances.
(p)    U.S. Further Assurances. Each U.S. Borrower will, and will cause each of the other U.S. Loan Parties to, at any time upon the reasonable request of Agent, subject to the terms of the Intercreditor Agreement and Section 5.11 and Section 18, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel and all other documents (the “U.S. Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected Agent’s Liens in all Collateral of each U.S. Loan Party (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal in each case, to the extent not constituting Excluded Property), to create and perfect Liens in favor of Agent in any Real Property acquired by any U.S. Borrower or any other U.S. Loan Party to the extent not constituting Excluded Property. In the event that any U.S. Loan Party acquires any Real Property constituting Real Property Collateral on or after the Closing Date, the U.S. Borrowers shall cause such U.S. Loan Party to satisfy the Real Property Collateral Requirement within 270 days of the date of acquisition of such Real Property Collateral (subject to extensions as the Agent may agree, such agreement not to be unreasonably withheld, delayed or conditioned).

(a)    Australian Further Assurances. Each Australian Borrower will, and will cause each of the other Australian Loan Parties to, at the reasonable request of the Australian Security Trustee, do anything:
(i)    to ensure any Loan Document (or any security interest (as defined in the Australian PPSA) or other Lien under any Loan Document) is fully effective, enforceable and perfected with the contemplated priority;
(ii)    for more satisfactorily assuring or securing to the Lender Group the property the subject of any such security interest or other Lien in a manner consistent with the Loan Documents; or
(iii)    for aiding the exercise of any power in any Loan Document, the Australian Loan Party shall do it promptly at its own cost.

This may include signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest or Security.

5.13    Lender Meetings. Parent will, within 90 days after the close of each fiscal year of Parent, at the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Parent and its Subsidiaries and the projections presented for the current fiscal year of Parent.
5.14    Location of Inventory and Equipment. As to each item of Inventory that is identified by Borrowers as Eligible Inventory in the most recently delivered Borrowing Base Certificate submitted to Agent and as to each item of Equipment that is identified by Borrowers as Eligible Equipment in the most recently delivered Borrowing Base Certificate submitted to Agent, so long as such Inventory or Equipment is included in the Borrowing Base Certificate, each Borrower shall keep such Inventory and Equipment only at the Identified Locations or in-transit between such Identified Locations. Notwithstanding the foregoing, Borrowers may amend Schedule 4.24 so long as such amendment occurs by written notice to Agent not less than 5 Business Days prior to the date on which the Inventory or Equipment is moved to such new location or such chief executive office is relocated and so long as such new location is within the continental United States (with respect to the U.S. Borrowers) or Australia (with respect to Australian Borrower).
5.15    Compliance with ERISA and the IRC. Each Borrower will, and will cause each of its Subsidiaries to, comply with the provisions of ERISA and the IRC applicable to employee benefit plans as defined in Section 3(3) of ERISA and the laws applicable to any Foreign Plan, except to the extent any failure to comply, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
5.16    Cash Management.
(a)    U.S. Accounts.
(i)    Within 90 days after the Closing Date (or such longer period that Agent may agree in its sole discretion, but in any event not to exceed 120 days after the Closing Date), each U.S. Loan Party shall obtain a U.S. Control Agreement from each lockbox servicer and U.S. Blocked Account bank (in each case, other than with respect to Excluded Accounts), establishing Agent’s control over and Lien in the lockbox or U.S. Blocked Account, which may only be exercised by Agent during any Cash Dominion Trigger Period, requiring immediate deposit of all remittances received in the lockbox or U.S. Blocked Account to a U.S. Dominion Account designated by Agent, and waiving offset rights of such servicer or bank, except for customary administrative charges; provided that if such arrangements with respect to all such U.S. Blocked

Accounts are not obtained within 90 days after the Closing Date (or such longer period that the Agent may agree in its sole discretion, but in any event not to exceed 120 days after the Closing Date), each U.S. Loan Party shall immediately transfer all funds in such accounts to a U.S. Blocked Account maintained with Bank of America N.A. or another financial institution reasonably satisfactory to the Agent that has executed a U.S. Control Agreement. If a U.S. Blocked Account is not maintained with Bank of America, Agent may, during any Cash Dominion Trigger Period, require immediate and daily transfer of all funds in such account to a U.S. Blocked Account maintained with Bank of America or to a U.S. Dominion Account.
(b)    Australian Accounts.
(i)    Each Australian Loan Party shall maintain its ADI Accounts pursuant to lockbox or other arrangements reasonably acceptable to the Agent, it being agreed that, subject to the other obligations following the Closing Date under this Section 5.16(b), the arrangements as of the Closing Date are acceptable, including:
(A)    for the period from the Closing Date through the date that is 120 days after the Closing Date, maintenance of the Existing NAB Accounts; and
(B)    maintenance of the China Accounts.
(ii)    On and from the Closing Date, each Australian Loan Party shall maintain an Australian Concentration Account; provided that prior to the date that is 90 days after the Closing Date (or such longer period that Agent may agree in its sole discretion, but in any event not to exceed 120 days after the Closing Date), the Australian Concentration Accounts may be with Commonwealth Bank of Australia and Westpac Banking Corporation so long as they are subject to Australian Control Agreements pursuant to which the Australian Security Trustee has sole dominion and exclusive control for withdrawal purposes.
(iii)    Funds standing to the credit of an Australian Concentration Account may be applied by the relevant Australian Loan Party towards the Australian Obligations then outstanding or otherwise towards funding any other ADI Account of an Australian Loan Party, in each case with the prior written consent of the Australian Security Trustee.
(iv)    On and from the Closing Date, each Australian Loan Party will maintain disbursement accounts (other than the Existing NAB Accounts and the China Accounts) with Bank of America, N.A. (Australia Branch); provided that prior to the date that is 90 days after the Closing Date (or such longer period that Agent may agree in its sole discretion, but in any event not to exceed 120 days after the Closing Date), such disbursement accounts may be with Commonwealth Bank of Australia so long as they are subject to an Australian Control Agreement pursuant to which the Australian Security Trustee has springing cash dominion over such disbursement accounts.
(v)    Subject to Section 5.16(b)(i)(A) with respect to the Existing NAB Accounts, on and from the date being 120 days from the Closing Date (or such longer period that Agent may agree in its sole discretion, but in any event not to exceed 150 days after the Closing Date), no Australian Loan Party may maintain any Australian Concentration Account, ADI Account, deposit account or disbursement account other than with Bank of America, N.A. (Australia Branch) without the prior written consent of the Agent (other than the China Accounts).
(vi)    On and from the Closing Date, no Australian Loan Party may open any new Australian Concentration Account, ADI Account, deposit account or disbursement account other than with Bank of America, N.A. (Australia Branch) without the prior written consent of the Agent (other than the China Accounts).
(c)    Proceeds of Collateral.

(i)    Within 90 days after the Closing Date (or such longer period that the Agent may agree in its reasonable discretion), each U.S. Loan Party shall request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to ABL Priority Collateral are made directly to a U.S. Blocked Account (or a lockbox relating to a U.S. Blocked Account). If any U.S. Loan Party receives cash or payment items with respect to any ABL Priority Collateral, it shall hold same in trust for Agent and promptly (not later than three (3) Business Days thereafter) deposit same into a U.S. Blocked Account.
(ii)    Each Australian Loan Party shall request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to Australian ABL Collateral are made directly to an Australian Concentration Account. If any Australian Loan Party receives cash or payment items with respect to any Australian ABL Collateral, it shall hold same in trust for Australian Security Trustee and promptly (not later than three (3) Business Days thereafter) deposit same into an Australian Concentration Account (other than any amount controlled by the Australian Security Trustee under an Australian Control Agreement).
(d)    Schedule 5.16(a) sets forth all ADI Accounts maintained by the Australian Loan Parties and their Subsidiaries, as of the Closing Date. Each Australian Loan Party shall take all actions necessary to establish the Australian Security Trustee’s control (within the meaning of s341 of the Australian PPSA) over each such ADI Account at all times (other than the Existing NAB Accounts or the China Accounts). Each Australian Loan Party shall be the sole account holder of each ADI Account and shall not allow any other Person (other than the Australian Security Trustee and the applicable depositary bank) to have control over such ADI Account or any deposits therein. Each Australian Loan Party shall promptly notify the Australian Security Trustee of any opening or closing of an ADI Account, and shall not open any ADI Account without the prior written consent of the Australian Security Trustee.
(e)    Schedule 5.16(b) sets forth all Deposit Accounts, including all U.S. Dominion Accounts maintained by the U.S. Loan Parties and their Subsidiaries, as of the Closing Date. Each U.S. Loan Party shall take all actions necessary to establish the Agent’s control (within the meaning of the Code) over each such Deposit Account (other than Excluded Accounts) at all times. Each U.S. Loan Party shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than the Agent and the applicable depositary bank) to have control over any such Deposit Account (other than Excluded Accounts) or any deposits therein. Each U.S. Loan Party shall promptly notify the Agent of any opening or closing of a Deposit Account (other than an Excluded Account), and shall not open any Deposit Account (other than an Excluded Account) unless such Deposit Account is a U.S. Blocked Account.
6    NEGATIVE COVENANTS.
Each Borrower covenants and agrees that, until termination of all of the Revolver Commitments and payment in full of the Obligations:
6.1    Indebtedness. Each Borrower will not, and will not permit any of its Subsidiaries to create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.
6.2    Liens. Each Borrower will not, and will not permit any of its Subsidiaries to create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.
6.3    Restrictions on Fundamental Changes. Each Borrower will not, and will not permit any of its Subsidiaries to,
(a)    other than in order to consummate a Permitted Acquisition, Permitted Investment or Permitted Disposition, enter into any merger, consolidation, or amalgamation, except for (i) any merger,

consolidation or amalgamation between Loan Parties, provided, that (w) no U.S. Loan Party shall merge, consolidate an amalgamate with an Australian Loan Party (and vice-versa) unless the Parent shall have delivered an updated Borrowing Base Certificate reflecting such transaction, (x) if such transaction involves a Borrower, a Borrower must be the surviving entity of any such transaction, (y) Parent must be the surviving entity of any such transaction to which it is a party and (z) in the case of any transaction involving a U.S. Loan Party, a U.S. Loan Party must be the surviving entity of such transaction, (ii) any merger, consolidation or amalgamation among a Loan Party and a Subsidiary that is not a Loan Party so long a Loan Party is the surviving entity of any such transaction, and (iii) any merger, consolidation or amalgamation among Subsidiaries of any Borrower that are not Loan Parties; or
(b)    liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation, winding up or dissolution of any Subsidiary (other than a Borrower) so long as such dissolution, winding up or liquidation, as applicable, would not reasonably be expected to have a Material Adverse Effect, or (ii) the liquidation or dissolution of a Borrower (other than Parent) so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Borrower are transferred to a Borrower that is not liquidating or dissolving.
6.4    Disposal of Assets. Other than Permitted Dispositions, each Borrower will not, and will not permit any of its Subsidiaries to convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its or their assets.
6.5    Nature of Business. Each Borrower will not, and will not permit any of its Subsidiaries to change in any material respect the general nature of their business, taken as a whole, from the general nature of the business as of the Closing Date; provided, that the foregoing shall not prevent any Borrower and its Subsidiaries from (i) engaging in any business that is reasonably related, complementary or ancillary thereto or (ii) disposing of any business pursuant to a Permitted Disposition.
6.6    Prepayments and Amendments. Each Borrower will not, and will not permit any of its Subsidiaries to:
(a)    except in connection with the Transaction or any Refinancing Indebtedness permitted by Section 6.1,
(i)    optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower or its Subsidiaries consisting of Indebtedness permitted under clauses (f), (p), (q), (t), (u) or (v), of the definition of Permitted Indebtedness, unless (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) for each of the 30 consecutive days immediately preceding such prepayment, redemption, defeasance, purchase or other acquisition, and both before and after giving effect to such prepayment, redemption, defeasance, purchase or other acquisition, no Loans are outstanding; provided that the foregoing conditions shall not be required to be satisfied with respect to prepayments, redemptions, defeasances, purchases or other acquisitions of any such Indebtedness in an aggregate principal amount (for all such prepayments, redemptions, defeasances, purchases or other acquisitions) of up to $25,000,000 during the term of this Agreement, or
(ii)    make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions, or
(b)    except in connection with the Transaction or any Refinancing Indebtedness permitted by Section 6.1, directly or indirectly, amend, modify, or change any of the terms or provisions of
(i)    any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness permitted under clauses (f), (p), (q), (t), (u) or (v) of the definition of Permitted Indebtedness if such Indebtedness could not have been incurred on such terms (without limiting clause (ii) below), or
(ii)    the Governing Documents of any Loan Party or any of its Subsidiaries or the Existing Senior Notes, the Exchange Notes or the Senior Secured Notes, in each case if the effect thereof, either individually or in the aggregate, would reasonably be expected to be materially adverse to the interests of the Lenders.
6.7    Restricted Payments. Each Borrower will not, and will not permit any of its Subsidiaries to make any Restricted Payment; provided, that, so long as it is permitted by law and the Governing Documents of such Borrower or its Subsidiaries,
(a)    the Borrowers and their respective Subsidiaries may make Restricted Payments to purchase, redeem or otherwise acquire or retire pursuant to a management or employee benefit plan in an aggregate amount not to exceed $25,000,000 per fiscal year,
(b)    Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in Equity Interests (other than Disqualified Equity Interests),
(c)    (i) any Borrower may make Restricted Payments to another Borrower, (ii) any Subsidiary that is not a Borrower may make Restricted Payments to any Borrower or any Guarantor, (iii) any Subsidiary that is not a Loan Party may make Restricted Payments to any other Subsidiary that is not a Loan Party and (iv) any Borrower (other than Parent) or any Subsidiary may make any Restricted Payments to its parent entity,
(d)    Parent may declare and pay regularly scheduled cash dividends on preferred stock outstanding as of the date hereof to all of its shareholders of record in accordance with its Governing Documents through February 16, 2016 so long as at the time declared (i) no Default or Event of Default has occurred and is continuing or would result therefrom; (ii) Borrowers’ Excess Availability for each of the 30 consecutive days immediately preceding the date of declaration of any such cash dividend, and both immediately before and immediately after giving effect to the payment of any such cash dividend (as if paid on the date of declaration), is in excess of 20% of the Maximum Revolver Amount; and (iii) until such time as such Restricted Payment is made, a Reserve has been established by Agent in an amount equal to the Restricted Payment so declared,
(e)    in addition to the foregoing, Parent may make any other Restricted Payments so long as (i) the Payment Conditions are satisfied at the time declared and (ii) until such time as such Restricted Payment is made, a Reserve has been established by Agent in an amount equal to the Restricted Payment so declared, and
(f)    Parent may make Restricted Payments of the type described in clauses (b) and (c) of the definition thereof so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) for each of the 30 consecutive days immediately preceding such Restricted Payment, and both before and after giving effect to such Restricted Payment, (A) no Loans are outstanding and (B) Liquidity is not less than $250,000,000.
6.8    Accounting Methods. Each Borrower will not, and will not permit any of its Subsidiaries to modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP or, except to the extent that such modification or change would impact the calculation of the Fixed Charge Coverage Ratio or the Borrowing Base (or any component definition of any of the foregoing), such modification or change of its method of accounting is permitted by GAAP), or in the case of any Subsidiary or any Borrower (other than Parent), in order to conform the fiscal year of such Subsidiary or Borrower to the fiscal year of the Parent.

6.9    Investments. Each Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment except for Permitted Investments.
6.10    Transactions with Affiliates. Each Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Borrower or any of its Subsidiaries except for:
(a)    transactions between such Borrower or its Subsidiaries, on the one hand, and any Affiliate of such Borrower or its Subsidiaries, on the other hand, so long as such transactions (i) are no less favorable, taken as a whole, to such Borrower or its Subsidiaries, as applicable, than would be obtained in an arm’s-length transaction with a non-Affiliate or (ii) have been approved by a majority of the disinterested members of the Parent’s board of directors,
(b)    so long as it has been approved by such Borrower’s or its applicable Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, any indemnity provided for the benefit of directors (or comparable managers) of such Borrower or its applicable Subsidiary,
(c)    the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of such Borrower and its Subsidiaries in the ordinary course of business,
(d)    transactions permitted by Section 6.1, Section 6.3, Section 6.7 or Section 6.9,
(e)    the Joint Venture Agreements,
(f)    transactions between and among U.S. Loan Parties and between and among Australian Loan Parties, and
(g)    transactions between Parent and its Subsidiaries with the Canadian Entities existing on the Closing Date or, to the extent the Payment Conditions are satisfied at the time of, and after giving pro forma effect to, such transactions, otherwise on terms determined in the business judgment of Parent.
6.11    Use of Proceeds. (a) Each Borrower will not, and will not permit any of its Subsidiaries to use the proceeds of any loan made hereunder for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the Existing Credit Facility, and (ii) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents and the other Transactions, and (b) thereafter, to provide for working capital and general corporate purposes to the extent not prohibited by the terms hereof (other than the refinancing of any commercial paper), for their lawful and permitted purposes (including that no part of the proceeds of the loans made to Borrowers will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors).
(b)    No part of the proceeds of the loans made hereunder will be used by any Loan Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any other applicable anti-corruption laws.
(c)    No proceeds of any loan made hereunder will be used, directly or indirectly, by any Loan Party or Subsidiary thereof to fund any operations in or with, finance any investments or activities in or with, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

7    FINANCIAL COVENANT.
Each Borrower covenants and agrees that, until termination of all of the Revolver Commitments and payment in full of the Obligations, commencing on the date on which a Financial Covenant Period begins and measured as of the end of the fiscal quarter immediately preceding the date on which a Financial Covenant Period first begins and as of each fiscal quarter end thereafter during such Financial Covenant Period, the Parent and its Subsidiaries on a consolidated basis will have a Fixed Charge Coverage Ratio, measured on a quarter-end basis, of at least 1.00:1.00 for the 12-month period ending as of the end of each fiscal quarter.
8    EVENTS OF DEFAULT.
Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:
8.1    Payments. If Borrowers (or any of them) fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of five (5) calendar days, (b) all or any portion of the principal of the Loans, or (c) any amount payable to any Issuing Bank in reimbursement of any drawing under a Letter of Credit;
8.2    Covenants. If any Loan Party or any of its Subsidiaries:
(a)    fails to perform or observe any covenant or other agreement contained in any of (%4) Sections 3.6, 5.1, 5.2, 5.3 (solely if any Borrower is not validly existing or in good standing (to the extent such concept is applicable) in its jurisdiction of organization or incorporation), Section 5.6, Section 5.7(a), Section 5.11, Section 5.12, Section 5.13, or Section 5.16 of this Agreement, (%4) Section 6 of this Agreement or (%4) Section 7 of this Agreement;
(b)    fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of any Borrower or (ii) the date on which written notice thereof is given to Borrowers by Agent;
8.3    Judgments. If one or more judgments, orders, or awards for the payment of money (other than in respect of the Arbitration Award) involving an aggregate amount of $75,000,000 or more (except to the extent covered by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of 60 consecutive days at any time after the entry of any such judgment, order, or award during which (1) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (2) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; provided that at any time that Liquidity is less than $250,000,000, the threshold included in this Section 8.3 shall be $25,000,000 (which shall apply to all judgments, orders or awards then outstanding, whether entered before or after the date Liquidity was less than $250,000,000).
8.4    Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Material Subsidiaries or an Australian Loan Party is or is presumed or deemed (under the

Corporations Act) to be unable or admits inability to pay its debts as they fall due or suspends making payments on any of its debts;
8.5    Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Material Subsidiaries and any of the following events occur: (a) such Loan Party or such Material Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) with respect to an Australian Loan Party, an application is not made to the court disputing the petition commencing the Insolvency Proceeding within 15 Business Days of the date of the filing thereof, (e) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Material Subsidiary, or (f) an order for relief shall have been issued or entered therein;
8.6    Default Under Other Agreements. If there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness (other than (i) Canadian Existing Indebtedness and (ii) any letter of credit fully secured by cash or Cash Equivalents) involving an aggregate amount of $75,000,000 or more, and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder; provided that at any time that Liquidity is less than $250,000,000, the threshold included in this Section 8.6 shall be $25,000,000 (which shall apply to any and all such defaults under all such agreements, whether entered before or after the date Liquidity was less than $250,000,000);
8.7    Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;
8.8    Security Documents. If the Guaranty and Security Agreement, any Australian Security Document, or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected Lien on a material portion of the Collateral covered thereby (or a Loan Party shall so assert), except for a failure or cessation (a) pursuant to the terms hereof or thereof or (b) as the result of an action or failure to act on the part of Agent or the Australian Security Trustee (as the case may be);
8.9    Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent or the Australian Security Trustee) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party, seeking to establish the invalidity or unenforceability thereof, or a Loan Party shall deny that such Loan Party has any liability or obligation purported to be created under any Loan Document;
8.10    Change in Control. A Change in Control shall occur, whether directly or indirectly;
8.11    ERISA and Australian Pension Events. The occurrence of any of the following events: (a) any Loan Party or any of its Subsidiaries or the ERISA Affiliates fails to make full payment within 30 days when due of all amounts which any Loan Party or any of its Subsidiaries or the ERISA Affiliates is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such failure, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (b) an accumulated funding deficiency or funding shortfall occurs or exists, whether or not waived, with respect to any Pension Plan, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (c) a Notification Event, which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (d) any Loan Party or any of its Subsidiaries or their ERISA Affiliates completely or partially withdraws from one or more Multiemployer Plans and (i) incurs Withdrawal Liability, (ii) requires payment in any one calendar year, or (iii) fails to make any Withdrawal Liability payment when due, which in each case of (i), (ii) and (iii), individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect, or (e) the existence of any facts or circumstances with respect to the Employee Benefit Plans in the aggregate that results in or is likely to result in a Material Adverse Effect; or
8.12    Expropriation, etc. If any expropriation, attachment, sequestration, distress or execution affects any assets or assets of an Australian Loan Party where the value of those assets exceeds $10,000,000.
9    RIGHTS AND REMEDIES.
9.1    Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent (or the Australian Security Trustee, as the case may be) may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) by written notice to Borrowers), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:
(a)    (i) declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and (x) U.S. Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by each U.S. Borrower, and (y) Australian Borrowers shall be obligated to repay all of such Australian Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Australian Borrowers, and (ii) direct Borrowers to provide (and Borrowers agree that upon receipt of such notice Borrowers will provide) Letter of Credit Collateralization to Agent (or the Australian Security Trustee, as the case may be) to be held as security for Borrowers’ reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit;
(b)    declare the Revolver Commitments terminated, whereupon the Revolver Commitments shall immediately be terminated together with (i) any obligation of any Revolving Lender to make Revolving Loans, (ii) the obligation of any Swing Lender to make Swing Loans, and (iii) the obligation of any Issuing Bank to issue Letters of Credit; and
(c)    exercise (and the Australian Security Trustee may exercise, as the case may be) all other rights and remedies available to Agent, the Australian Security Trustee or the Lenders under the Loan Documents, under applicable law, or in equity.
The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Revolver Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and (x) U.S. Borrowers shall be obligated to repay all of such Obligations in full, and (y) Australian Borrowers shall be obligated to repay all of such Australian Obligations in full (including Borrowers being obligated to provide (and Borrowers agree that they will provide) (1) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Letters of

Credit and (2) Bank Product Collateralization to be held as security for Borrowers’ or their Subsidiaries’ obligations in respect of outstanding Bank Products), without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by each Borrower.
9.2    Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, the Corporations Act by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.
10    WAIVERS; INDEMNIFICATION.
10.1    Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable.
10.2    The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.
10.3    Indemnification. Subject to Section 2.15 (including Section 2.15(o)), each Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons and the Lender-Related Persons (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable and documented fees and disbursements of counsel (limited to one primary counsel and one local counsel in each relevant jurisdiction (including Australia) for all Indemnified Persons, taken as a whole, and, solely in the case of an actual or perceived conflict of interest, one additional counsel to each group of Indemnified Persons similarly situated) and one environmental consultant and all other reasonable and documented out-of-pocket costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrowers shall not be liable for costs and expenses (including attorneys' fees) of any Lender (other than Bank of America) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Parent’s and its Subsidiaries’ compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any Taxes or any costs attributable to Taxes that are governed by Section 17), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit hereunder, or the use of the proceeds of the Loans or the Letters of Credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous

Materials giving rise to liability or for which any Lender is required to incur costs at, on, under, to or from the business or any assets or properties owned, leased or operated by any Borrower or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to the Borrowers or any of their Subsidiaries or the business or any such assets or properties of any Borrower or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the bad faith, gross negligence or willful misconduct of, by such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION (OTHER THAN A GROSSLY NEGLIGENT ACT OR OMISSION OR TO THE EXTENT CONSTITUTING BAD FAITH OR WILLFUL MISCONDUCT) OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. The indemnity in this clause from the Australian Borrowers applies only to the extent such claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, damages, fees and disbursements of counsel and other out-of-pocket expenses relate to the Australian Obligations.
11    NOTICES.
Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Borrower or Agent, as the case may be, they shall be sent to the respective address set forth below:
If to any Borrower:    c/o CLIFFS NATURAL RESOURCES INC.
200 Public Square #3300
Cleveland, Ohio 44114
Attn: James Graham
Fax No. 216-694-6509
Email: james.graham@cliffsnr.com
With a copy to:
Cliffs Natural Resources Inc.
200 Public Square #3300
Cleveland, Ohio 44114
Attn: Dwayne M. Petish
Fax No. 216-694-6509
Email: dwayne.petish@cliffsnr.com
If to Agent:    BANK OF AMERICA, N.A.
135 S. LaSalle Street; Suite 925
Chicago, IL 60603
Attn: Peter Walther

Tel No.: 312-904-8225
Fax No.: 312-453-5555
Email: peter.walther@baml.com
If to Issuing Bank:    To Agent
Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. Each notice shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged. Any written communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.  Any notice received by Parent shall be deemed received by all Borrowers.  Electronic communications (including e-mail, messaging and websites) may be used only in a manner reasonably acceptable to Agent and, unless otherwise agreed by Agent, only for routine communications, such as delivery of administrative matters and distribution of Loan Documents. Agent makes no assurance as to the privacy or security of electronic communications. Voice mail shall not be effective notices under the Loan Documents.
12    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
(a)    THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).
(c)    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)    EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)    NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY LOAN PARTY, THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR; PROVIDED THAT NOTHING HEREIN SHALL LIMIT THE BORROWERS’ OBLIGATIONS TO INDEMNIFY THE AGENT-RELATED PERSONS AND THE LENDER-RELATED PERSONS AS REQUIRED UNDER, AND SUBJECT TO, SECTION 10.3.
13    ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.
13.1    Assignments and Participations.
(a)    (i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Revolver Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of:
(A)    Borrowers; provided, that no consent of Borrowers shall be required (1) if an Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender; provided further, that Borrowers shall be deemed to have consented to a proposed assignment unless they object thereto by written notice to Agent within 5 Business Days after having received notice thereof; and
(B)    Agent and each Issuing Bank; provided, that no consent of Agent or any Issuing Bank shall be required in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender.
(ii)    Assignments shall be subject to the following additional conditions:
(A)    [Reserved,]
(B)    no assignment may be made, (i) to a Competitor, or (ii) to a natural person,

(C)    no assignment may be made to a Loan Party or an Affiliate of a Loan Party or an Offshore Associate of an Australian Loan Party,
(D)    the amount of the Revolver Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (%7) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender or (%7) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000) or (3) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolver Commitment and/or Obligations at the time owing it,
(E)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement,
(F)    the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee,
(G)    unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500, and
(H)    the assignee, if it is not a Lender, shall deliver to Agent an administrative questionnaire in a form approved by Agent (the “Administrative Questionnaire”).
(b)    From and after the date that Agent receives the executed Assignment and Acceptance, records it in the Register, and if applicable, receives payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, subject to Agent’s recording of the Assignment and Acceptance in the Register as required by Section 13.1(h), shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 18.9(a).
(c)    By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
(d)    Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Revolver Commitments arising therefrom. The Revolver Commitment allocated to each Assignee shall reduce such Revolver Commitments of the assigning Lender pro tanto.
(e)    Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons that is an Eligible Transferee and is not a Competitor (a “Participant”) participating interests in all or any portion of its Obligations, its Revolver Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Revolver Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents (it being understood that the documentation required under Section 17.2 shall be delivered to the participating Lender), (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating (excluding the imposition of the Default Rate), (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decreases the amount or postpones the due dates of scheduled principal repayments or prepayments payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party or an Affiliate of a Loan Party, and (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. Notwithstanding the preceding sentence, the Borrower agrees that each Participant shall be entitled to the benefits of Section 17 (Withholding Taxes) (subject to the requirements and limitations therein, including the requirements under Section 17.2 (Exemptions) (it being understood that the documentation required under Section 17.2 shall be delivered to the Lender granting the participation only) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section 13.1; provided that such Participant (A) agrees to be subject to the provisions of Sections 14.2 (Replacement of Certain Lenders) as if it were an assignee under paragraph (a) of this Section 13.1; and (B) shall not be entitled to receive any greater payment under Section 17 (Withholding Taxes), with respect to any participation, than its Originating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.
(f)    In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 18.9, disclose all documents and information which it now or hereafter may have relating to any Borrower and its Subsidiaries and their respective businesses.
(g)    Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.
(h)    Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Loans (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.
(i)    In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name and address of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or participations in Letters of Credit and Swing Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or participation in a Letter of Credit or Swing Loan is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.
(j)    Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register in the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request.
13.2    Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by any Borrower is required in connection with any such assignment.
14    AMENDMENTS; WAIVERS.
14.1    Amendments and Waivers.
(a)    No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and all of the Loan Parties that are party thereto, do any of the following:
(i)    increase the amount of or extend the expiration date of any Revolver Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c)(i) or Section 2.4(c)(ii),
(ii)    postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,
(iii)    reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders)),
(iv)    amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders,
(v)    amend, modify, or eliminate Section 3.1 or 3.2,
(vi)    amend, modify, or eliminate Section 15.9 or 15.10,
(vii)    other than as permitted by Section 15.9, release Agent’s Lien in and to all or substantially all of the Collateral,
(viii)    amend, modify, or eliminate the definitions of “Required Lenders”, “Supermajority Lenders” or “Pro Rata Share”, or amend or modify the percentage set forth in any other provision of any Loan Document (including this Section 14.1) specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder,
(ix)    contractually subordinate any of Agent’s Liens,
(x)    other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, or if such Person constitutes an Excluded Subsidiary, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents if such release would release all or substantially all of the guarantees provided thereunder,
(xi)    amend, modify, or eliminate any of the provisions of Section 2.4(b)(i), (ii), (iii), (iv) or (v) or Section 2.4(e) or (f), or
(xii)    amend, modify, or eliminate any of the provisions of Section 13.1 (1) with respect to assignments to, or participations with, Persons who are Loan Parties or their Affiliates or (2) in a manner which further restricts assignments by Lenders thereunder.
(b)    No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate,
(i)    the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders),
(ii)    any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders;
(c)    No amendment, waiver, modification, elimination, or consent shall amend, modify, or eliminate (i) the definition of U.S. Borrowing Base (or any of the defined terms (including the definitions of Eligible Accounts, Eligible Inventory, and Eligible Equipment) that are used in such definition) to the extent that any such change results in more credit being made available to U.S. Borrowers based upon the U.S. Borrowing Base, but not otherwise, the last paragraph of Section 2.1(a), (ii) the definition of U.S. Maximum Revolver Amount, (iii) the definition of “ABL Priority Collateral” contained in the Intercreditor Agreement or (iv) Section 4.01 of the Intercreditor Agreement, in each case, without the written consent of Agent, Borrowers, and the Supermajority Lenders;
(d)    No amendment, waiver, modification, elimination, or consent shall amend, modify, or eliminate the definition of Australian Borrowing Base (or any of the defined terms (including the definitions of Eligible Accounts, Eligible Inventory, In-Transit Inventory, and Eligible Equipment) that are used in such definition) to the extent that any such change results in more credit being made available to Australian Borrowers based upon the Australian Borrowing Base, but not otherwise, the last paragraph of Section 2.1(b), or the definition of Australian Maximum Revolver Amount, in each case, without the written consent of Agent, Borrowers, and the Supermajority Lenders;
(e)    No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to any Issuing Bank, or any other rights or duties of any Issuing Bank under this Agreement or the other Loan Documents, without the written consent of such Issuing Bank, Agent, Borrowers, and the Required Lenders;
(f)    No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to any Swing Lender, or any other rights or duties of any Swing Lender under this Agreement or the other Loan Documents, without the written consent of such Swing Lender, Agent, Borrowers, and the Required Lenders; and
(g)    Anything in this Section 14.1 to the contrary notwithstanding, (%4) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of any Borrower, shall not require consent by or the agreement of any Loan Party, (%4) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by

Section 14.1(a)(i) through (iv) that affect such Lender and (iii) Agent and Parent shall be permitted to amend any provision of this Agreement or any other Loan Document (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if Agent and Parent shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision.
(h)    Notwithstanding the foregoing, the Agent and the Borrowers may enter into an Incremental Amendment in accordance with Section 2.16 and such document shall be effective to amend the terms of this Agreement and the other applicable Loan Documents, in each case without any further action or consent of any other party to any Loan Documents except as otherwise required by such Section.
14.2    Replacement of Certain Lenders.
(a)    If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 17, then Borrowers, at their sole cost and expense (including any assignment fees), upon at least five Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a “Non-Consenting Lender”) or any Lender that made a claim for compensation (a “Tax Lender”) with one or more Replacement Lenders, and the Non-Consenting Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.
(b)    Prior to the effective date of such replacement, the Non-Consenting Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (%4) all interest, fees and other amounts that may be due in payable in respect thereof, and (%4) an assumption of its Pro Rata Share of participations in the Letters of Credit). If the Non-Consenting Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non-Consenting Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-Consenting Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1. Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Revolver Commitments, and the other rights and obligations of the Non-Consenting Lender or Tax Lender, as applicable, hereunder and under the other Loan Documents, the Non-Consenting Lender or Tax Lender, as applicable, shall remain obligated to make the Non-Consenting Lender’s or Tax Lender’s, as applicable, Pro Rata Share of Revolving Loans and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of participations in such Letters of Credit.
14.3    No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Parent and Borrowers of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

15    AGENT AND AUSTRALIAN SECURITY TRUSTEE.
15.1    Appointment, Authority and Duties of Agent.
(a)    Appointment and Authority. Each Lender appoints and designates Bank of America as Agent and Australian Security Trustee under all Loan Documents. Agent and Australian Security Trustee may, and each Lender authorizes Agent and Australian Security Trustee to, enter into all Loan Documents to which Agent or Australian Security Trustee is intended to be a party and accept the Guaranty and Security Agreement and all Australian Security Documents. Any action taken by Agent and Australian Security Trustee in accordance with the provisions of the Loan Documents, and the exercise by Agent and Australian Security Trustee of any rights or remedies set forth therein, together with all other powers reasonably incidental thereto, shall be authorized by and binding upon all Lenders (an Bank Product Providers). Without limiting the generality of the foregoing, Agent and Australian Security Trustee, as applicable, shall have the sole and exclusive authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with the Loan Documents; (b) execute and deliver as Agent and Australian Security Trustee, as applicable, each Loan Document, including any intercreditor or subordination agreement, and accept delivery of each Loan Document; (c) act as collateral agent and security trustee for the Lenders for purposes of perfecting and administering Liens under the Loan Documents, and for all other purposes stated therein; (d) manage, supervise or otherwise deal with Collateral; and (e) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral or under any Loan Documents, applicable law or otherwise. Agent alone shall be authorized to determine eligibility and applicable advance rates under the U.S. Borrowing Base and the Australian Borrowing Base, whether to impose or release any reserve, or whether any conditions to funding or issuance of a Letter of Credit have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate Agent from liability to any Lender, Bank Product Provider or other Person for any error in judgment.
(b)    Duties. The titles of “Agent” and “Security Trustee” are used solely as a matter of market custom and the duties of Agent and Australian Security Trustee are administrative in nature only. Neither Agent nor, to the extent permitted by law, Australian Security Trustee have any duties except those expressly set forth in the Loan Documents, and in no event does Agent or Australian Security Trustee have any agency, fiduciary or implied duty to or relationship with any Lender, Bank Product Provider or other Person by reason of any Loan Document or related transaction. The conferral upon Agent and Australian Security Trustee of any right shall not imply a duty to exercise such right, unless instructed to do so by Lenders in accordance with this Agreement.
(c)    Agent Professionals. Each of Agent and Australian Security Trustee may perform its duties through agents and employees. Each of Agent and Australian Security Trustee may consult with and employ Agent Professionals, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by an Agent Professional. Neither Agent nor Australian Security Trustee shall be responsible for the negligence or misconduct of any agents, employees or Agent Professionals selected by it with reasonable care.
(d)    Instructions of Required Lenders. The rights and remedies conferred upon Agent and Australian Security Trustee under the Loan Documents may be exercised without the necessity of joining any other party, unless required by applicable law. In determining compliance with a condition for any action hereunder, including satisfaction of any condition in Section 3, Agent may presume that the condition is satisfactory to a Lender and Bank Product Provider unless Agent has received written notice to the contrary from such Lender or Bank Product Provider before Agent takes the action. Agent and Australian Security Trustee may request instructions from Required Lenders or other Lenders or Bank Product Providers with respect to any act (including the failure to act) in connection with any Loan Documents or Collateral, and may seek assurances to its reasonable satisfaction from Lenders or Bank Product Providers of their indemnification obligations against Claims that could be incurred by Agent or Australian Security Trustee. Agent and Australian Security Trustee may refrain from any act until it has received such instructions or assurances, and shall not incur liability to any Person by reason of so refraining. Instructions of Required

Lenders shall be binding upon all Lenders (and Bank Product Providers), and no Lender (or Bank Product Provider) shall have any right of action whatsoever against Agent or Australian Security Trustee as a result of Agent or Australian Security Trustee acting or refraining from acting pursuant to instructions of Required Lenders. Notwithstanding the foregoing, instructions by and consent of specific parties shall be required to the extent provided in Section 14.1. In no event shall Agent or Australian Security Trustee be required to take any action that it determines in its discretion is contrary to applicable law or any Loan Documents or could subject any Agent-Related Person to liability.
15.2    Liability of Agent and Australian Security Trustee. Neither Agent nor Australian Security Trustee shall be liable to any Lender or Bank Product Provider for any action taken or omitted to be taken under the Loan Documents, except for losses directly and solely caused by its bad faith, gross negligence or willful misconduct. Neither Agent nor Australian Security Trustee assume any responsibility for any failure or delay in performance or any breach by any Loan Party, Lender or Bank Product Provider of any obligations under the Loan Documents. Neither Agent nor Australian Security Trustee make any express or implied representation, warranty or guarantee to Lenders or Bank Product Providers with respect to any Obligations, Collateral, Liens, Loan Documents or Loan Party. No Agent-Related Person shall be responsible to Lender (and Bank Product Providers) for any recitals, statements, information, representations or warranties contained in any Loan Documents or Borrower Materials; the execution, validity, genuineness, effectiveness or enforceability of any Loan Documents; the genuineness, enforceability, collectability, value, sufficiency, location or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; the validity, enforceability or collectability of any Obligations; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Loan Party or Account Debtor. No Agent-Related Person shall have any obligation to any Lender or Bank Product Provider to ascertain or inquire into the existence of any Default or Event of Default, the observance by any Loan Party of any terms of the Loan Documents, or the satisfaction of any conditions precedent contained in any Loan Documents.
15.3    Reliance by Agent. Each of the Agent and the Australian Security Trustee shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including those by telephone, telex, telegram, telecopy or e-mail) believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. Each of the Agent and the Australian Security Trustee shall have a reasonable and practicable amount of time to act upon any instruction, notice or other communication under any Loan Document, and shall not be liable for any delay in acting.
15.4    Notice of Default or Event of Default. Agent shall not be deemed to have knowledge of any Default or Event of Default, or of any failure to satisfy any conditions in Section 3, unless it has received written notice from a Borrower or Required Lenders specifying the occurrence and nature thereof. If any Lender acquires knowledge of a Default, Event of Default or failure of such conditions, it shall promptly notify Agent and the other Lenders thereof in writing. Each Lender (and Bank Product Provider) agrees that, except as otherwise provided in any Loan Documents or with the written consent of Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations (other than Bank Product Obligations) or assert any rights relating to any Collateral.
15.5    Due Diligence and Non-Reliance. Each Lender acknowledges and agrees that it has, independently and without reliance upon Agent, Australian Security Trustee or any other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Loan Party and its own decision to enter into this Agreement and to fund Loans and participate in Letters of Credit hereunder. Each Lender (and Bank Product Provider) has made such inquiries as it feels necessary concerning the Loan Documents, Collateral and Loan Parties. Each Lender (and Bank Product Provider) acknowledges and agrees that the other Lenders (and Bank Product Providers) have made no representations or warranties concerning any Loan Party, any Collateral or the legality, validity, sufficiency or enforceability of any Loan Documents or Obligations. Each Lender (and Bank Product Provider) will, independently and without reliance upon any other Lender (or Bank Product Provider), and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and participating in Letters of Credit, and in taking or refraining from any action under any Loan Documents. Except for notices, reports and other information expressly requested by a Lender, Agent shall have no duty or responsibility to provide any Lender (or Bank Product Provider) with any notices, reports or certificates furnished to Agent by any Loan Party or any credit or other information concerning the affairs, financial condition, business or properties of any Loan Party (or any of its Affiliates) which may come into possession of any Agent-Related Person.
15.6    Indemnification. EACH LENDER (AND BANK PRODUCT PROVIDER) SHALL INDEMNIFY AND HOLD HARMLESS AGENT-RELATED PERSONS AND ISSUING BANK INDEMNITEES, TO THE EXTENT NOT REIMBURSED BY LOAN PARTIES (AND WITHOUT LIMITING THEIR OBLIGATION TO DO SO), ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNIFIED PERSON, PROVIDED THAT ANY CLAIM AGAINST AN AGENT-RELATED PERSON RELATES TO OR ARISES FROM ITS ACTING AS OR FOR AGENT (IN THE CAPACITY OF AGENT); PROVIDED THAT NO LENDER SHALL BE REQUIRED TO INDEMNIFY ANY AGENT-RELATED PERSON OR ISSUING BANK INDEMNITEE FOR CLAIMS THAT A COURT OF COMPETENT JURISDICTION HAS FINALLY DETERMINED TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH AGENT-RELATED PERSON OR ISSUING BANK INDEMNITEE. In Agent’s discretion, it may reserve for any Claims made against an Agent-Related Person or Issuing Bank Indemnitee, and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to Lenders (and Bank Product Providers). If Agent or Australian Security Trustee is sued by any receiver, trustee or other Person for any alleged preference or fraudulent transfer, then any monies paid by Agent or Australian Security Trustee in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys’ fees) incurred in the defense of same, shall be promptly reimbursed to Agent or Australian Security Trustee, as applicable, by each Lender (and Bank Product Provider) to the extent of its Pro Rata Share.
15.7    Individual Capacities. As a Lender, Bank of America shall have the same rights and remedies under the Loan Documents as any other Lender, and the terms “Lenders,” “Required Lenders” or any similar term shall include Bank of America in its capacity as a Lender. Agent, Lenders, Australian Security Trustee and their Affiliates may accept deposits from, lend money to, provide Bank Products to, act as financial or other advisor to, and generally engage in any kind of business with, Loan Parties and their Affiliates, as if they were not Agent, Australian Security Trustee or Lenders hereunder, without any duty to account therefor to any Lender (or Bank Product Provider). In their individual capacities, Agent, Australian Security Trustee, Lenders and their Affiliates may receive information regarding Loan Parties, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and shall have no obligation to provide such information to any Lender (or Bank Product Provider).
15.8    Successor Agent.
(a)    Resignation; Successor Agent. Agent may resign at any time by giving at least 30 days written notice thereof to Lenders and Borrowers. Required Lenders may appoint a successor to replace the resigning Agent, which successor shall be (a) a Lender or an Affiliate of a Lender; or (b) a financial institution reasonably acceptable to Required Lenders and, in either case, provided no Event of Default exists, reasonably acceptable to Borrowers. If no successor agent is appointed prior to the effective date of Agent’s resignation, then Agent may appoint a successor agent that is a financial institution acceptable to it (which shall be a Lender unless no Lender accepts the role) or in the absence of such appointment, Required Lenders shall on such date assume all rights and duties of Agent hereunder, provided that Agent shall consult with Parent prior to such appointment. Upon acceptance by any successor Agent of its appointment hereunder, such successor Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Agent without further act. On the effective date of its resignation, the retiring Agent shall be discharged from its duties and obligations hereunder in its capacity as Agent but shall continue to have all rights and protections under the Loan Documents with respect to actions taken or omitted to be taken by it while Agent, including the indemnification set forth in Sections 15.6 and 10.3, and all rights and protections under this Section 15. Any successor to Bank of America by merger or acquisition of stock or this loan shall continue to be Agent hereunder without further act on the part of any Lender (or Bank Product Provider) or Loan Party.
(b)    Co-Collateral Agent. If appropriate under applicable law, Agent may appoint a Person to serve as a co-collateral agent or separate collateral agent under any Loan Document. Each right, remedy and protection intended to be available to Agent under the Loan Documents shall also be vested in such agent. Lenders (and Bank Product Providers) shall execute and deliver any instrument or agreement that Agent may request to effect such appointment. If any such agent shall die, dissolve, become incapable of acting, resign or be removed, then all the rights and remedies of the agent, to the extent permitted by applicable law, shall vest in and be exercised by Agent until appointment of a new agent.
15.9    Agreements Regarding Collateral and Borrower Materials.
(a)    Lien Releases; Care of Collateral. Lenders (and Bank Product Providers) authorize Agent and Australian Security Trustee, as applicable, to release any Lien with respect to any Collateral (a) upon payment in full of the Obligations (other than unasserted contingent obligations); (b) that is the subject of a disposition or Lien that Borrowers certify in writing is a Permitted Disposition or any other disposition permitted by the Loan Documents or a Permitted Lien entitled to priority over Agent’s or Australian Security Trustee’s Liens (and Agent and Australian Security Trustee may rely conclusively on any such certificate without further inquiry); (c) that does not constitute a material part of the Collateral; (d) that is owned by a Loan Party if such Loan Party becomes an Excluded Subsidiary; (e) if required or permitted under the terms of any other Loan Documents, including any intercreditor agreement, or (f) subject to Section 14.1, with the consent of Required Lenders. Lenders (and Bank Product Providers) authorize Agent and Australian Security Trustee, as applicable, to subordinate its Liens to any Permitted Purchase Money Indebtedness or other Lien entitled to priority hereunder. Neither Agent nor Australian Security Trustee have any obligation to assure that any Collateral exists or is owned by a Loan Party, or is cared for, protected or insured, nor to assure that Agent’s or Australian Security Trustee’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.
(b)    Possession of Collateral. Agent, the Australian Security Trustee, Lenders and Bank Product Providers appoint each Lender as agent (for the benefit of Lender (and Bank Product Providers)) for the purpose of perfecting Liens in any Collateral held or controlled by such Lender, to the extent such Liens are perfected by possession or control. If any Lender obtains possession or control of any Collateral, it shall notify Agent thereof and, promptly upon Agent’s request, deliver such Collateral to Agent or otherwise deal with it in accordance with Agent's instructions.
(c)    Agent shall promptly provide to Lenders, when complete, any field examination, audit, appraisal report or valuation prepared for Agent with respect to any Loan Party or Collateral (“Report”) and other Borrower Materials received pursuant to Schedule 5.1 or 5.2. Reports and other Borrower Materials may be made available to Lenders by providing access to them on the Platform, but Agent shall not be responsible for system failures or access issues that may occur from time to time. Each Lender agrees (a) that Reports are not intended to be comprehensive audits or examinations, and that Agent or any other Person performing an audit or examination will inspect only limited information and will rely significantly upon Borrowers’ books, records and representations; (b) that Agent makes no representation or warranty as to the accuracy or completeness of any Borrower Materials and shall not be liable for any information contained in or omitted from any Borrower Materials, including any Report; and (c) to keep all Borrower Materials confidential and strictly for such Lender’s internal use, not to distribute any Report or other Borrower Materials (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys and accountants on a confidential basis), and to use all Borrower Materials solely for administration of the Obligations. Each Lender shall indemnify and hold harmless Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Borrower Materials, as well as from any Claims arising as a direct or indirect result of Agent furnishing same to such Lender, via the Platform or otherwise.

15.10    Ratable Sharing.
(a)    If any Lender obtains any payment or reduction of any Obligation, whether through set-off or otherwise, in excess of its ratable share of such Obligation, such Lender shall forthwith purchase from Lenders (and Bank Product Providers) participations in the affected Obligation as are necessary to share the excess payment or reduction on a pro rata basis or in accordance with Sections 2.4(b)(iv) or 2.4(b)(v), as applicable. If any of such payment or reduction is thereafter recovered from the purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, if a Defaulting Lender obtains a payment or reduction of any Obligation, it shall immediately turn over the full amount thereof to Agent for application under Section 2.3(i) and it shall provide a written statement to Agent describing the Obligation affected by such payment or reduction. No Lender shall set off against an Agent Account without Agent’s prior consent.
15.11    Remittance of Payments and Collections.
(a)    Remittances Generally. All payments by any Lender to Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds. If no time for payment is specified or if payment is due on demand by Agent and request for payment is made by Agent by 1:00 p.m. on a Business Day, payment shall be made by Lender not later than 3:00 p.m. on such day, and if request is made after 1:00 p.m., then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender (or Bank Product Provider) shall be made by wire transfer, in the type of funds received by Agent. Any such payment shall be subject to Agent’s right of offset for any amounts due from such payee under the Loan Documents.
(b)    Failure to Pay. If any Lender (or Bank Product Provider) fails to pay any amount when due by it to Agent pursuant to the terms hereof, such amount shall bear interest, from the due date until paid in full, at the greater of the Federal Funds Rate or the rate determined by Agent as customary for interbank compensation for two Business Days and thereafter at the Default Rate for Base Rate Loans. In no event shall Borrowers be entitled to credit for any interest paid by a Lender (or Bank Product Provider) to Agent, nor shall a Defaulting Lender be entitled to interest on amounts held by Agent pursuant to Section 2.3(i).
(c)    Recovery of Payments. If Agent pays an amount to a Lender (or Bank Product Provider) in the expectation that a related payment will be received by Agent from a Loan Party and such related payment is not received, then Agent may recover such amount from the Lender (or Bank Product Provider). If Agent determines that an amount received by it must be returned or paid to a Loan Party or other Person pursuant to applicable law or otherwise, then Agent shall not be required to distribute such amount to any Lender (or Bank Product Provider). If any amounts received and applied by Agent to Obligations held by a Lender (or Bank Product Provider) are later required to be returned by Agent pursuant to applicable law, such Lender (or Bank Product Provider) shall pay to Agent, on demand, its share of the amounts required to be returned.
15.12    Titles. Each Lender, other than Bank of America, that is designated in connection with this credit facility as a “Joint Lead Arranger” or “Joint Bookrunner” of any kind shall have no right or duty under any Loan Documents other than those applicable to all Lenders, and shall in no event have any fiduciary duty to any Lender (or any Bank Product Provider).
15.13    Bank of Product Providers. Each U.S. Bank Product Provider and Australian Bank Product Provider, by delivery of a notice to Agent of a Bank Product, agrees to be bound by the Loan Documents, including Sections 2.4(b)(iv) or 2.4(b)(v), as applicable, Section 18.9(c) and Section 15. Each Bank Product Provider shall indemnify and hold harmless Agent-Related Persons, to the extent not reimbursed by Loan Parties, against all Claims that may be incurred by or asserted against any Agent-Related Person in connection with such provider's Bank Product Obligations.

15.14    Australian Security Trustee.
(a)    In this Agreement, any rights and remedies exercisable by, any documents to be delivered to, or any other indemnities or obligations in favor of Agent shall be, as the case may be, exercisable by, delivered to, or be indemnities or other obligations in favor of Agent (or any other Person acting in such capacity) in its capacity as Australian Security Trustee to the extent that the rights, remedies, deliveries, indemnities or other obligations relate to the Australian Security Documents or the security thereby created. Any obligations of Agent (or any other Person acting in such capacity) in this Agreement shall be obligations of Agent in its capacity as Australian Security Trustee to the extent that the obligations relate to any Australian Security Document or the security thereby created. Additionally, in its capacity as Australian Security Trustee, Agent (or any other Person acting in such capacity) shall have:
(i)    all the rights, remedies and benefits in favor of Agent contained in the provisions of the whole of this Section 15.14;
(ii)    all the powers of an absolute owner of the security constituted by the Australian Security Documents; and
(iii)    all the rights, remedies and powers granted to it and be subject to all the obligations and duties owed by it under the Australian Security Documents.
(b)    Each Australian Bank Product Provider, Australian Issuing Bank, Australian Revolving Lender, Australian Swing Lender, Australian Hedge Provider and the Agent (the “Australian Secured Creditors”) appoint Australian Security Trustee under and pursuant to the terms of the Australian Security Trust Deed to act as its trustee under and in relation to the Australian Security Documents and any other Loan Document which the Australian Security Trustee may enter into from time to time and each Australian Secured Creditor (and each Australian Bank Product Provider shall be deemed to) authorize Australian Security Trustee under the terms of the Australian Security Trust Deed to exercise such rights, remedies, powers and discretions as are specifically delegated to Australian Security Trustee by the terms of the Australian Security Trust Deed and the Loan Documents together with all such rights, remedies, powers and discretions as are reasonably incidental thereto and Australian Security Trustee accepts that appointment.
(c)    Each Australian Secured Creditor hereby (and each Australian Bank Product Provider by entering into a Bank Product Provider Agreement is deemed to):
(i)    acknowledges that they are aware of, and consent to, the terms of the Australian Security Trust Deed; and
(ii)    agrees to comply with and be bound by the Australian Security Trust Deed as a Beneficiary (as that term is defined in the Australian Security Trust Deed);
(iii)    acknowledges that it has received a copy of the Australian Security Trust Deed together with the other information which it has required in connection with the Australian Security Trust Deed, the Australian Security Documents and the other Loan Documents to which the Australian Security Trustee is a party;
(iv)    without limiting the general application of paragraph (i) above, acknowledges and agrees as specified in Section 7.12 of the Australian Security Trust Deed and provides the indemnities as specified in Section 10.3 of the Australian Security Trust Deed; and
(v)    without limiting the general application of paragraph (i) above, for consideration received, irrevocably appoints as its attorney each person who under the terms of the Australian

Security Trust Deed is appointed an attorney of a Beneficiary (as defined in the Australian Security Trust Deed) on the same terms and for the same purposes as contained in the Australian Security Trust Deed.
This clause is executed as a deed poll in favor of Australian Security Trustee and each Beneficiary (as defined in the Australian Security Trust Deed) from time to time.
(d)    The Australian Secured Creditors (and each Australian Bank Product Provider by entering into a Bank Product Provider Agreement is deemed to) agree that at any time that the Australian Security Trustee shall be a Person other than Agent, such other Person shall have the rights, remedies, benefits and powers granted to the Agent in its capacity as Australian Security Trustee in this Agreement.
15.15    No Third Party Beneficiaries. This Section 15 is an agreement solely among Lender (and Bank Product Providers), Agent and Australian Security Trustee, and shall survive payment in full of the Obligations. This Section 15 does not confer any rights or benefits upon Borrowers or any other Person. As between Borrowers, Agent and Australian Security Trustee, any action that Agent or Australian Security Trustee may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by Lenders (and Bank Product Providers).
16    COLLECTION ALLOCATION MECHANISM.
(a)    On the CAM Exchange Date, (i) the Revolver Commitments shall automatically and without further act be terminated as provided in Section 8, (ii) each Lender shall become obligated to fund, within one Business Day, all participations in outstanding Swing Loans held by it (it being agreed that the CAM Exchange shall not result in a reallocation of such funding obligations, but only of the funded participations resulting therefrom) and (iii) the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and immediately prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in such Designated Obligations. Each Lender, each person acquiring a participation from any Lender as contemplated by Section 13.1 and each Borrower hereby consents and agrees to the CAM Exchange. Each Borrower and each Lender agrees from time to time to execute and deliver to the Agent all such promissory notes and other instruments and documents as the Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
(b)    As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by clause (c) below), but giving effect to assignments after the CAM Exchange Date, it being understood that nothing herein shall be construed to prohibit the assignment of a proportionate part of all an assigning Lender’s rights and obligations in respect of a single class of Revolver Commitments or Loans.
(c)    In the event that, after the CAM Exchange, the aggregate amount of the Designated Obligations shall change as a result of the making of a Letter of Credit Disbursement by an Issuing Bank that is not reimbursed by the applicable Borrower, then (a) each U.S. Revolving Lender or Australian Revolving Lender, as applicable, shall, in accordance with Section 2.11(e) or Section 2.12(e), as applicable, promptly purchase from the applicable Issuing Bank a participation in such Letter of Credit Disbursement in the amount equal to its Pro Rata Share of such Letter of Credit Disbursement (without giving effect to the CAM Exchange), (b) the Agent shall redetermine the CAM Percentages after giving effect to such Letter of Credit Disbursement and the purchase of participations therein by the applicable Lenders, and the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s CAM Percentage in each of the Designated Obligations and (c) in the event distributions shall have been made in accordance with the preceding paragraph, the Lenders shall make such payments to one another as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each Letter of Credit Disbursement been outstanding immediately prior to the CAM Exchange.  Each such redetermination shall be binding on each of the Lenders and their successors and assigns and shall be conclusive absent manifest error.
17    WITHHOLDING TAXES.
17.1    Payments. All payments made by any Loan Party hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, except as required by applicable law. If any applicable law requires any deduction or withholding of an Indemnified Tax, then the applicable Loan Party agrees (subject to Section 2.15 of this Agreement, including Section 2.15(o)) to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 17.1 after withholding or deduction for or on account of any Indemnified Taxes, will not be less than the amount provided for herein. The applicable Loan Party will furnish to Agent as promptly as possible after the date the payment of any Indemnified Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the applicable Loan Party. The applicable Loan Party agrees to timely pay any present or future stamp, value added or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, performance, recordation, or filing of, or otherwise with respect to this Agreement or any other Loan Document in accordance with applicable law.
17.2    Exemptions.
(a)    If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent and Parent, to deliver to Agent and Parent (or, in the case of a Participant, to the Lender granting the participation only) the following at the time or times prescribed by applicable law and at the time or times reasonably requested by Agent or Parent:
(i)    if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not (1) a “bank” as described in Section 881(c)(3)(A) of the IRC, (2) a 10 percent shareholder of Parent (within the meaning of Section 881(c)(3)(B) of the IRC), or (3) a controlled foreign corporation related to Borrowers within the meaning of Section 881(c)(3)(C) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN or W-8BEN-E, as applicable, or Form W-8IMY (with proper attachments);
(ii)    if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or W-8BEN-E, as applicable;
(iii)    if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding Tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;
(iv)    if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding Tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (with proper attachments); or

(v)    a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding Tax.
(b)    Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to notify promptly Agent and Parent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
(c)    If a Lender or Participant claims an exemption from withholding Tax imposed by a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and Parent, to deliver to Agent and Parent (or, in the case of a Participant, to the Lender granting the participation only) any form or forms that may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding Tax at the time or times prescribed by applicable law and at the time or times reasonably requested by Agent or Parent. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of the documentation described in the preceding sentence shall not be required if in the Lender’s or the Participant’s reasonable judgment such completion, execution or submission would subject such Lender or Participant to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Participant. Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent and Parent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
(d)    If a payment made to a Lender or Participant under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or Participant were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Parent and the Agent, or, in the case of a Participant, to the Lender granting the participation, at the time or times prescribed by law and at such time or times reasonably requested by Parent or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Parent or the Agent as may be necessary for Parent and the Agent to comply with their obligations under FATCA and to determine that such Lender or Participant has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
17.3    Reductions.
(a)    If a Lender or a Participant is subject to an applicable withholding tax, Borrowers or Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 17.2(a) or 17.2(c) are not delivered to Agent and Parent (or, in the case of a Participant, to the Lender granting the participation), then Agent or Borrowers (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax.
(b)    Each Loan Party shall (subject to Section 2.15 of this Agreement, including Section 2.15(o)) indemnify Lender or Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 17) payable or paid by such Lender or Agent or required to be withheld or deducted from a payment to such Lender or Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant

Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Loan Party by such Lender (with a copy to Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(c)    Each Lender shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.1(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to the Lender from any other source against any amount due to the Agent under this paragraph (c).
17.4    Refunds. If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes for which it has received additional amounts pursuant to this Section 17, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the applicable Loan Party (but only to the extent of payments made, or additional amounts paid, by the applicable Loan Party under this Section 17 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the applicable Loan Party, upon the request of Agent or such Lender, agrees to repay the amount paid over to the applicable Loan Party (plus any penalties, interest or other charges imposed by the applicable Governmental Authority, other than such penalties, interest or other charges imposed as a result of the bad faith, willful misconduct or gross negligence of Agent hereunder) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 17.4, in no event will the Agent or Lender be required to pay any amount to a Loan Party pursuant to this Section 17.4 the payment of which would place Agent or Lender in a less favorable net after-Tax position than the Lender or Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Notwithstanding anything in this Agreement to the contrary, this Section 17.4 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to the applicable Loan Party or any other Person.
18    GENERAL PROVISIONS.
18.1    Effectiveness. This Agreement shall be binding and deemed effective when executed by each Borrower, Agent, the Australian Security Trustee and each Lender whose signature is provided for on the signature pages hereof.
18.2    Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
18.3    Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

18.4    Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
18.5    Bank Product Providers. Each Bank Product Provider in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the Australian Security Trustee and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the applicable Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrowers may obtain Bank Products from any Bank Product Provider, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.
18.6    Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.
18.7    Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

18.8    Revival and Reinstatement of Obligations; Certain Waivers. If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any applicable law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys' fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist and (ii) Agent’s and Australian Security Trustee’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s and Australian Security Trustee’s Liens shall have been released or terminated or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s and Australian Security Trustee’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability.
18.9    Confidentiality.
(a)    Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Parent and its Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), “Lender Group Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 18.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause  (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement, provided that prior to receipt of

Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 18.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 18.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that, prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than any Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.
(b)    Anything in this Agreement to the contrary notwithstanding, Agent may disclose customary information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Revolver Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Agent.
(c)    The Loan Parties hereby acknowledge that Agent or its Affiliates may make available to the Lenders materials or information provided by or on behalf of Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, SyndTrak or another similar electronic system (the “Platform”) and certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties shall be deemed to have authorized Agent and its Affiliates and the Lenders to treat Borrower Materials marked “PUBLIC” or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term). Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term).
18.10    Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid or any Letter of Credit is outstanding and so long as the Revolver Commitments have not expired or been terminated.
18.11    Patriot Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act. In addition, if Agent is required by law or regulation or internal policies to do so, it shall have the right to periodically conduct (a) Patriot Act searches, OFAC/PEP searches, and customary individual background checks for the Loan Parties and (b) OFAC/PEP searches and customary individual background checks for the Loan Parties’ senior management and key principals, and each Borrower agrees to cooperate in respect of the conduct of such searches and further agrees that the reasonable costs and charges for such searches shall constitute Lender Group Expenses hereunder and be for the account of Borrowers.
18.12    Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement.
18.13    Parent as Agent for Borrowers. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (%3) to provide Agent with all notices with respect to Revolving Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each Borrower), (%3) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), (%3) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Revolving Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and (d) execute and deliver any amendments, consents, waivers or other instruments related to this Agreement and the other Loan Documents on behalf of such Borrower and any such amendment, consent, waiver or other instrument shall be binding upon and enforceable against such other Borrower to the same extent as if made directly by such Borrower (but Agent shall be entitled to require execution thereof by all Borrowers). It is understood that the handling of the U.S. Loan Accounts and the Australian Loan Accounts and Collateral in a combined fashion, as more fully set forth herein (and subject to the terms herein), is done solely as an accommodation to the applicable Borrowers in order to utilize the collective borrowing powers of the applicable Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the U.S. Loan Accounts and the Australian Loan Accounts and the Collateral in a combined fashion, as more fully set forth herein (and subject to the terms herein), since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, (x) each U.S. Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and holds each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any U.S. Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the U.S. Loan Account and Collateral securing the U.S. Obligations as herein provided, or (ii) the Lender Group’s relying on any instructions of the Administrative Borrower, except that U.S. Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 18.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the bad faith, gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be, and (y) Australian Borrowers hereby agree to indemnify each member of the Lender Group and holds each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by Australian Borrowers or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Australian Loan Account and Collateral securing the Australian Obligations as herein provided, or (ii) the Lender Group’s relying on any instructions of the Administrative Borrower, except that Australian Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the bad faith, gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.
18.14    Public Offer Representations.
(a)    Merrill Lynch, Pierce, Fenner & Smith Incorporated in its capacity as Joint Lead Arranger (“Lead Left Arranger”) makes the following representations, warranties and agreements:
(i)    on behalf of the Borrowers, such Lead Left Arranger has made invitations to become a Lender under this Agreement to at least ten parties (each of whom has been disclosed to the Parent);
(ii)    at least ten of the parties to whom such Lead Left Arranger has made invitations pursuant to clause (i) above are not, as at the date the invitations were made, to the knowledge of the relevant officers of such Lead Left Arranger and in reliance on the representations made by the Borrowers to it, Associates of any of the others of those ten invitees;
(iii)    such Lead Left Arranger has not made and will not make offers of invitations referred to in clause (i) above to parties whom any Borrower have notified it, are Offshore Associates of a Borrower; and
(iv)    such Lead Left Arranger will provide to the Borrowers, when reasonably requested, any factual information in its possession or which it is reasonably able to provide to assist the Borrowers to demonstrate (based upon tax advice received by the Borrowers) that s128F of the Australian Tax Act has been satisfied, solely to the extent where doing so will not, in such Lead Left Arranger’s reasonable opinion, breach any law or regulation or any duty of confidence applicable to it.
(b)    Each of the Lenders as of the Closing Date make the following representations, warranties and agreements:
(i)    at the time such Lender received the invitation (if any) as contemplated by clause (a)(i) above, it was carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and
(ii)    such Lender will provide to the Borrowers, when reasonably requested, any factual information in its possession or which it is reasonably able to provide to assist the Borrowers to demonstrate (based upon tax advice received by the Borrowers) that s128F of the Australian Tax Act has been satisfied, solely to the extent where doing so will not, in such Lender’s reasonable opinion, breach any law or regulation or any duty of confidence applicable to it; and
(iii)    such Lender will not assign or transfer rights hereunder that relate to an Australian Borrower to a person whom the officers of the relevant existing Lender involved on a day to day basis in the administration of the Lender’s participation hereunder know to be an Offshore Associate of the relevant Australian Borrower.
(c)    The Borrowers confirm that none of the potential invitees whose names were disclosed to it by the Lead Left Arranger before the date of this Agreement were known or suspected by it to be an Offshore Associate of any Borrower and that at least ten of these potential invitees disclosed to it by the Lead Left Arranger before the date of this Agreement were not known or suspected by it to be an Associate of any of the others of those ten invitees.
(d)    If for any reason, the requirements of section 128F of the Australian Tax Act have not been satisfied in relation to interest payable on Loans (except to an Offshore Associate of any Borrower),

then on request by an Agent, a Joint Lead Arranger or any Borrower, such Borrower and the Agent shall co-operate and take steps reasonably requested with a view to satisfying those requirements:
(i)    where the Lead Left Arranger breached Section 18.14(a) or where a Lender breached Section 18.14(b), at the costs of the Lead Left Arranger or Lender (as relevant); or
(ii)    in all other cases, at the cost of such Borrower.
19    INTERCREDITOR AGREEMENT
The terms of this Agreement and the other Loan Documents (other than the Intercreditor Agreement), any Lien granted to the Agent pursuant to any Loan Document and the exercise of any right or remedy by the Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any inconsistency between the provisions of this Agreement and the Loan Documents (other than the Intercreditor Agreement), on the one hand, and the Intercreditor Agreement, on the other, the provisions of the Intercreditor Agreement shall supersede the provisions of this Agreement and the Loan Documents (other than the Intercreditor Agreement). Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Agent (and the Lender Group) shall be subject to the terms of the Intercreditor Agreement, and until the Discharge of Fixed Asset Obligations (as defined in the Intercreditor Agreement), (i) except for express requirements of this Agreement, no Loan Party shall be required hereunder or under any other Loan Document to take any action in respect of the Fixed Asset Priority Collateral that is inconsistent with such Loan Party’s obligations under the Senior Secured Notes Documents except if otherwise provided in the Intercreditor Agreement and (ii) any obligation of any Loan Party hereunder or under any other Loan Document with respect to the delivery or control of any Fixed Asset Priority Collateral, the novation of any lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights or the obtaining of any consent of any Person, in each case in respect of any Fixed Asset Priority Collateral shall be deemed to be satisfied if such Loan Party complies with the requirements of the similar provision of the applicable Senior Secured Notes Document.
[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.
U.S. BORROWERS

CLIFFS NATURAL RESOURCES INC.
By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Executive Vice President and Chief Financial Officer

CLIFFS NORTH AMERICAN COAL LLC LAKE SUPERIOR & ISHPEMING RAILROAD COMPANY NORTHSHORE MINING COMPANY OAK GROVE RESOURCES LLC PINNACLE MINING COMPANY, LLC UNITED TACONITE LLC
By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Vice President and Treasurer

THE CLEVELAND-CLIFFS IRON COMPANY
By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Treasurer

CLIFFS MINING COMPANY
By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Syndicated Facility Agreement]

AUSTRALIAN BORROWERS

Executed by CLIFFS ASIA PACIFIC IRON ORE PTY LTD ACN 001 892 995 in accordance with section 127 of the Corporations Act 2001:
/s/ Stuart Taylor	/s/ Jason Grace
Director/Company Secretary	Director
Stuart Taylor	Jason Grace
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by CLIFFS NATURAL RESOURCES PTY LTD ACN 112 437 180 in accordance with section 127 of the Corporations Act 2001:
/s/ Stuart Taylor	/s/ Jason Grace
Director/Company Secretary	Director
Stuart Taylor	Jason Grace
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

[Signature Page to Syndicated Facility Agreement]

BANK OF AMERICA, N.A., as Agent, as Australian Security Trustee, as Joint Lead Arranger, as Joint Book Runner, and as a Lender
By:	/s/ Peter M. Walther
Name: Peter M. Walther
Title: Senior Vice President

[Signature Page to Syndicated Facility Agreement]

PNC Bank, National Association, as a Lender
By:	/s/ Brian Rujawitz
Name: Brian Rujawitz
Title: SVP

If second signatures is needed:

By:
Name:
Title:

[Signature Page to Syndicated Facility Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

If second signatures is needed:

By:	/s/ Michael Winters
Name: Michael Winters
Title: Vice President

[Signature Page to Syndicated Facility Agreement]

Citizens Bank of Pennsylvania, as a Lender
By:	/s/ Debra L. McAllonis
Name: Debra L. McAllonis
Title: Senior Vice President

[Signature Page to Syndicated Facility Agreement]

REGIONS BANK, as a Lender
By:	/s/ David L. Coody
Name: David L. Coody
Title: Senior Vice President

If second signatures is needed:

By:	/s/ Marianne Cordora
Name: Marianne Cordora
Title: Managing Director

[Signature Page to Syndicated Facility Agreement]

Credit Suisse AG, Cayman Islands Branch, as a Lender
By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

If second signatures is needed:

By:	/s/ Samuel Miller
Name: Samuel Miller
Title: Authorized Signatory

[Signature Page to Syndicated Facility Agreement]

Siemens Financial Services, Inc. as a Lender
By:	/s/ John Finore
Name: John Finore
Title: Vice President

If second signatures is needed:

By:	/s/ April Greaves-Bryan
Name: April Greaves-Bryan
Title: Vice President

[Signature Page to Syndicated Facility Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

If second signatures is needed:

By:	/s/ James Austin
Name: James Austin
Title: Director

[Signature Page to Syndicated Facility Agreement]

The Huntington National Bank, as a Lender
By:	/s/ Paul Weybrecht
Name: Paul Weybrecht
Title: Vice President

[Signature Page to Syndicated Facility Agreement]

Jefferies Finance LLC
By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[Signature Page to Syndicated Facility Agreement]

SCHEDULE 1.1
As used in the Agreement, the following terms shall have the following definitions:
“ABL Collateral” means, collectively, ABL Priority Collateral and Australian ABL Collateral.
“ABL Priority Collateral” has the meaning specified therefor in the Intercreditor Agreement.
“Account” means an account (as that term is defined in the Code or the Australian PPSA).
“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.
“Accounting Change” means any change in accounting principles required or permitted by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions).
“Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by Parent or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) is either purchase money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition.
“Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person (other than of a Subsidiary or a Canadian Entity), or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person (other than of a Subsidiary or a Canadian Entity).
“Additional Lender” means, at any time, any bank, other financial institution or institutional investor that, in any case, is not an existing Lender, that is an Eligible Transferee and that agrees to provide any portion of any Incremental Commitments in accordance with Section 2.16; provided that each Additional Lender shall be subject to the approval of the Agent and each Issuing Bank (such approval not to be unreasonably withheld, delayed or conditioned), in each case to the extent any such consent would be required from the Agent and such Issuing Bank, as applicable, under Section 13.1 for an assignment of Revolver Commitments to such Additional Lender.
“ADI Account” shall have the meaning provided in Section 10 of the Australian PPSA.
“Administrative Borrower” has the meaning specified therefor in Section 18.13 of the Agreement.
“Administrative Questionnaire” has the meaning specified therefor in Section 13.1(a) of this Agreement.
“Affected Lender” has the meaning specified therefor in Section 2.14(b) of the Agreement.
“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise; provided, that, for purposes of the definition of Eligible Accounts and Section 6.10 of the Agreement: (a) any Person which owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other

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ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person.
“Agent” has the meaning specified therefor in the preamble to the Agreement.
“Agent Professionals” attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Agent and Australian Security Trustee.
“Agent-Related Persons” means Agent, Australian Security Trustee together with their respective Affiliates, officers, directors, employees, attorneys, and agents.
“Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders).
“Agent’s Liens” means the Liens granted by any Loan Party to Agent under the Loan Documents and securing the Obligations (or any portion thereof).
“Agreed Currency” means (a) Dollars, (b) Australian Dollars, (c) Canadian Dollars, (d) Pounds Sterling, (e) Euros, (f) Japanese Yen, (g) New Zealand Dollars, (h) Swiss Francs and (i) any other currency approved in writing by the Agent and the applicable Issuing Bank that is freely traded and exchangeable into U.S. Dollars.
“Agreed Currency Equivalent” means, at any time, with respect to any amount denominated in an Agreed Currency other than Dollars, the equivalent amount thereof in the applicable Agreed Currency, as determined by Agent on the basis of the Spot Rate for the purchase of such Agreed Currency with Dollars.
“Agreement” means the Syndicated Facility Agreement to which this Schedule 1.1 is attached.
“Allocated U.S. Availability” means any portion of the U.S. Excess Availability (which shall be calculated without reference to the U.S. Revolver Commitments in effect at such time) designated by the Parent to the Agent in writing to be allocated to the Australian Borrowing Base in accordance with the definition thereof.
“Applicable Margin” means, as of any date of determination and with respect to Base Rate Loans, LIBOR Rate Loans and Australian Base Rate Loans, as applicable, the applicable margin set forth in the following table that corresponds to the average daily Excess Availability for the most recently ended fiscal quarter; provided, that for the period from the Closing Date through the end of the second full fiscal quarter of the Borrowers ending after the Closing Date, the Applicable Margin shall be no less than the margin in the row styled “Level II”:

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Level	Average Daily Aggregate Excess Availability	Applicable Margin Relative to Base Rate Loans (the “Base Rate Margin”)	Applicable Margin Relative to LIBOR Rate Loans (the “LIBOR Rate Margin”) and Australian Base Rate Loans (the “Australian Base Rate Margin”)
I	≥ 66 2/3 of the Line Cap	0.75%	1.75%
II	≥33 1/3% of the Line Cap and < 66 2/3% of Line Cap	1.00%	2.00%
III	< 33 1/3% of Line Cap	1.25%	2.25%

Except as set forth in the foregoing proviso, the Applicable Margin shall be re-determined quarterly on the first day of the month following the date of delivery to Agent of the certified calculation of Excess Availability pursuant to Section 5.1 of the Agreement. In the event that the information contained in any Borrowing Base Certificate is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin actually applied for such Applicable Period, then (i) Borrowers shall immediately deliver to Agent a correct Borrowing Base Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined as if the correct Applicable Margin (as set forth in the table above) were applicable for such Applicable Period, and (iii) the applicable Borrowers shall immediately deliver to Agent full payment in respect of the accrued additional interest as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by Agent to the affected Obligations. If Borrowers fail to provide such certification when such certification is due, the Applicable Margin shall be set at the margin in the row styled “Level III” as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable Margin shall be set at the margin based upon the calculations disclosed by such certification.
“Applicable Australian Unused Line Fee Percentage” means, as of any date of determination, the applicable percentage set forth in the following table that corresponds to the Average Australian Revolver Usage of Australian Borrowers for the most recently completed quarter; provided, that for the period from the Closing Date through and including September 30, 2015, the Applicable Australian Unused Line Fee Percentage shall be set at the rate in the row styled “Level II”:

Level	Average Australian Revolver Usage	Applicable Australian Unused Line Fee Percentage
I	≥ 50% of the Australian Maximum Revolver Amount	0.250 percentage points
II	< 50% of the Australian Maximum Revolver Amount	0.375 percentage points

The Applicable Australian Unused Line Fee Percentage shall be re-determined on the first day of each quarter by Agent.
“Applicable U.S. Unused Line Fee Percentage” means, as of any date of determination, the applicable percentage set forth in the following table that corresponds to the Average U.S. Revolver Usage of U.S. Borrowers for the most recently completed quarter; provided, that for the period from the Closing Date through

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and including September 30, 2015, the Applicable U.S. Unused Line Fee Percentage shall be set at the rate in the row styled “Level II”:

Level	Average U.S. Revolver Usage	Applicable U.S. Unused Line Fee Percentage
I	≥ 50% of the U.S. Maximum Revolver Amount	0.250 percentage points
II	< 50% of the U.S. Maximum Revolver Amount	0.375 percentage points

The Applicable U.S. Unused Line Fee Percentage shall be re-determined on the first day of each quarter by Agent.
“Application Event” means the occurrence of (a) a failure by Borrowers (or any of them) to repay all of the Obligations in full on the Maturity Date, (b) an exercise by Agent or the Required Lenders of the remedies set forth in Section 9.1(a) or Section 9.1(b) or (c) an Event of Default and the election by the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iv) or Section 2.4(b)(v) of the Agreement.
“Arbitration Award” means that certain arbitration award granted pursuant to Case No. 18209/VRO/AGF/ZF by the ICC International Court of Arbitration in favor of Worldlink Resources Limited against Cliffs Quebec Iron Mining ULC, The Bloom Lake Iron Ore Mine Limited Partnership and Bloom Lake General Partner Limited.
“Assignee” has the meaning specified therefor in Section 13.1(a) of the Agreement.
“Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to the Agreement.
“Associate” shall have the meaning given to it in section 128F(9) of the Australian Tax Act.
“Australia” means the Commonwealth of Australia.
“Australian ABL Collateral” has the meaning given to ABL Priority Collateral in the Australian Security Document described in paragraph (b) of that definition.
“Australian Additional Documents” has the meaning specified therefor in Section 5.12(b) of the Agreement.
“Australian Bank Product” means any one or more of the following financial products or accommodations extended to Australian Borrowers or their respective Subsidiaries by an Australian Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) supply chain financing, (f) Cash Management Services, or (g) transactions under Hedge Agreements.
“Australian Bank Product Agreements” means those agreements entered into from time to time by Australian Borrowers or their respective Subsidiaries with an Australian Bank Product Provider in connection with the obtaining of any of the Australian Bank Products.
“Australian Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Australian Borrowers and their respective Subsidiaries to any Australian Bank Product Provider pursuant to or evidenced by an Australian Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or

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to become due, now existing or hereafter arising, (b) all Australian Hedge Obligations, and (c) all amounts that Agent or any Australian Revolving Lender is obligated to pay to an Australian Bank Product Provider as a result of Agent or such Australian Revolving Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, an Australian Bank Product Provider with respect to the Australian Bank Products provided by such Australian Bank Product Provider to Australian Borrowers or their respective Subsidiaries; provided that in order for any item described in clauses (a) (b), or (c) above, as applicable, to constitute “Australian Bank Product Obligations”, if the applicable Australian Bank Product Provider is any Person other than Bank of America or its Affiliates, then the applicable Australian Bank Product must have been provided on or after the Closing Date and Agent shall have received a Bank Product Provider Agreement within 10 days (or such later date as Agent and Parent may agree) after the date of the provision of the applicable Australian Bank Product to Australian Borrowers or their respective Subsidiaries; provided further that the Australian Bank Product Obligations shall not include any Excluded Swap Obligations.
“Australian Bank Product Provider” means any Australian Revolving Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as an Australian Hedge Provider; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute an Australian Bank Product Provider with respect to an Australian Bank Product unless and until Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Australian Bank Product within 10 days (or such later date as Agent and Parent may agree) after the provision of such Australian Bank Product to Australian Borrowers or their respective Subsidiaries; provided further, that if, at any time, an Australian Revolving Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Australian Bank Product Providers and the obligations with respect to Australian Bank Products provided by such former Australian Revolving Lender or any of its Affiliates shall no longer constitute Australian Bank Product Obligations.
“Australian Bank Product Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate to establish (based upon the Australian Bank Product Providers’ determination of the liabilities and obligations of Australian Borrowers and their respective Subsidiaries in respect of Australian Bank Product Obligations) in respect of Australian Bank Products then provided or outstanding.
“Australian Base Rate” shall mean, with respect to U.S. Dollars funded outside the U.S., LIBOR as of 11.00 a.m. on the first Business Day in each month for a one month period, provided that to the extent a comparable or successor rate is approved by the Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Agent in consultation with Parent.  Any change in such rate shall take effect at the opening of business on the day of such change.
“Australian Base Rate Loan” shall mean each Revolving Loan which is designated or deemed designated as an Australian Base Rate Loan by the Parent at the time of the incurrence thereof or conversion thereto.
“Australian Base Rate Margin” has the meaning set forth in the definition of Applicable Margin.
“Australian Borrowers” means Cliffs Asia Pacific Iron Ore Pty Ltd ACN 001 892 995, a company incorporated under the laws of Australia, Cliffs Natural Resources Pty Ltd, ACN 112 437 180, a company incorporated under the laws of Australia, all Australian Subsidiaries of Parent whose assets comprise a portion of the Australian Borrowing Base, and shall include, as applicable, any Subsidiary of Parent incorporated under the laws of Australia that becomes a Borrower after the Closing Date pursuant to Section 5.11 of the Agreement.
“Australian Borrowing Base” means, as of any date of determination, the sum of:

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(a)     85% of the amount of Eligible Accounts of Australian Borrowers, plus
(b)    the lesser of (i) the product of 80% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Inventory of the Australian Borrowers at such time, and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value of Eligible Inventory of Australian Borrowers at such time, plus
(c)    the lesser of (i) 100% of the Net Book Value of Eligible Equipment of Australian Borrowers at such time, and (ii) 85% multiplied by the Net Orderly Liquidation Value of Eligible Equipment of Australian Borrowers at such time; provided that this clause (c) of the Australian Borrowing Base shall not account for more than 35% of the availability created by the Australian Borrowing Base, plus
(d)    at the Parent’s election, the Allocated U.S. Availability (if any) at the time of determination, minus
(e)    the aggregate amount of reserves, if any, established by Agent under Section 2.1(b) of the Agreement.
Notwithstanding the foregoing, the Australian Borrowing Base shall not exceed 25% of the sum of the U.S. Borrowing Base and the Australian Borrowing Base.
“Australian Borrowing Base Deficiency” occurs if at any time the Australian Revolving Loan Exposures exceeds the Australian Borrowing Base then in effect at such time.
“Australian Concentration Account” shall mean, subject to the proviso in Section 5.16(b)(ii), a special concentration account established and maintained by an Australian Loan Party with Bank of America, N.A. (Australia Branch) (or if Bank of America is not Agent, such other financial institution reasonably acceptable to Agent and Parent) over which the Australian Security Trustee has sole dominion and exclusive control for withdrawal purposes and which, if required by Agent, is subject to an Australian Control Agreement.
“Australian Control Agreement” means, with respect to any applicable bank account established and maintained by an Australian Loan Party, an agreement, in form and substance reasonably satisfactory to the Agent, establishing “control” (as defined in section 341 of the Australian PPSA) of such an account by the Australian Security Trustee and whereby the Person maintaining such account agrees to comply only with the instructions originated by the Australian Security Trustee without the further consent of any Australian Loan Party.
“Australian Designated Account” means the Deposit Account of Australian Borrowers identified on Schedule D-2 to the Agreement (or such other Deposit Account of Australian Borrowers located at Australian Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent).
“Australian Designated Account Bank” has the meaning specified therefor in Schedule D-2 to the Agreement (or such other bank that is located within the United States or Australia that has been designated as such, in writing, by Borrowers to Agent).
“Australian Dilution Percent” means the percent, determined as of the end of the Australian Loan Parties’ most recent field examination, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to active Accounts of the Australian Loan Parties, divided by (b) active gross sales.
“Australian Dilution Percentage” means at any time, one percentage point (or fraction thereof) for each percentage point (or fraction thereof) by which the Australian Dilution Percent for the Australian Loan Parties exceeds five percent (5.0%).

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“Australian Dilution Reserve” means a reserve equal to the product of (x) the Australian Dilution Percentage times (y) the value of all Eligible Accounts of the Australian Loan Parties at such time.
“Australian Dollars” or “A$” means the lawful currency of Australia as in effect from time to time.
“Australian Equipment” means any Equipment of an Australian Loan Party located on any Australian Mine Site.
“Australian Excess Availability” means, as of any date of determination, (i) the Australian Line Cap, minus (ii) the outstanding Australian Revolver Usage.
“Australian Extraordinary Advances” has the meaning specified therefor in Section 2.3(f)(vi) of the Agreement.
“Australian Featherweight Collateral” has the meaning given to Featherweight Collateral in the Australian Security Document described in paragraph (b) of that definition.
“Australian General Security Deed and Guarantee” means the general security deed and guarantee, dated as of even date with the Agreement, among the Australian Security Trustee and each Australian Loan Party.
“Australian Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of Australian Borrowers and their respective Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Australian Hedge Providers; provided, however that the Australian Hedge Obligations shall not include any Excluded Swap Obligations.
“Australian Hedge Provider” means any Australian Revolving Lender or any of its Affiliates; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute an Australian Hedge Provider unless and until Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Hedge Agreement within 10 days (or such later date as Agent and Parent may agree) after the execution and delivery of such Hedge Agreement with Australian Borrowers or their respective Subsidiaries; provided further, that if, at any time, an Australian Revolving Lender ceases to be an Australian Revolving Lender under the Agreement, then, from and after the date on which it ceases to be an Australian Revolving Lender thereunder, neither it nor any of its Affiliates shall constitute Australian Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Australian Revolving Lender or any of its Affiliates shall no longer constitute Australian Hedge Obligations.
“Australian Hedge Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(b), to establish and maintain with respect to the Australian Hedge Obligations of Australian Borrowers.
“Australian In-Transit Inventory” means Inventory of the Australian Borrowers which is in-transit from the Australian Mine Site to a Designated Port located in Australia.
“Australian Inventory/Equipment Reserves” means, as of any date of determination, (a) Landlord Reserves for locations of Australian Borrowers, (b) those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(b), to establish and maintain (including reserves for slow-moving Inventory and Inventory shrinkage) with respect to Eligible Inventory of Australian Borrowers or the Australian Maximum Revolver Amount, and (c) with respect to Australian In-Transit Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(b), to establish and maintain with respect to Australian In-Transit Inventory of Australian Borrowers that is Eligible Inventory or the Australian Maximum Revolver Amount (i) for the estimated costs relating to unpaid freight charges, warehousing or storage

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charges, taxes, duties, and other similar unpaid costs associated with the acquisition of such Australian In-Transit Inventory, plus (ii) for the estimated reclamation claims of unpaid sellers of such Australian In-Transit Inventory.
“Australian Issuing Bank” means Bank of America (or any of its Affiliates) and each other Australian Revolving Lender appointed by Parent and agreed by the Agent and such Australian Revolving Lender, in their sole discretion, to become an Australian Issuing Bank for the purpose of issuing Australian Letters of Credit pursuant to Section 2.12 of the Agreement.
“Australian Letter of Credit” means a letter of credit (as that term is defined in the Code) issued or any standby, documentary, bankers acceptance, foreign guarantee, indemnity or bank guarantee by an Australian Issuing Bank for the account of an Australian Borrower pursuant to the Agreement.
“Australian Letter of Credit Exposure” means, as of any date of determination with respect to any Australian Lender, such Australian Lender’s Pro Rata Share of the Australian Letter of Credit Usage on such date.
“Australian Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b)(ii) of the Agreement.
“Australian Letter of Credit Indemnified Costs” has the meaning specified therefor in Section 2.12(f) of the Agreement.
“Australian Letter of Credit Related Person” has the meaning specified therefor in Section 2.12(f) of the Agreement.
“Australian Letter of Credit Sublimit” means an amount equal to $50,000,000.
“Australian Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Australian Letters of Credit.
“Australian Line Cap” means, as of any date of determination, the lesser of (a) the Australian Maximum Revolver Amount and (b) the Australian Borrowing Base as of such date.
“Australian Loan Account” has the meaning specified therefor in Section 2.9(b) of the Agreement.
“Australian Loan Party” means any Australian Borrower or any other guarantor of the Australian Obligations (other than a U.S. Loan Party).
“Australian Maximum Revolver Amount” means $100,000,000, as the same may be decreased by the amount of reductions in the Australian Revolver Commitments made in accordance with Section 2.4(c)(ii) of the Agreement, and as the same may be increased pursuant to Section 2.16 or increased or decreased pursuant to Section 2.2.
“Australian Mine Site” means any land in Australia which is the subject of a statutory mining lease or similar mineral tenement granted by a Governmental Authority in favor of an Australian Loan Party.
“Australian Obligations” means (a) all loans (including the Australian Revolving Loans (inclusive of Australian Extraordinary Advances and Australian Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Australian Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Australian Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees, Lender Group Expenses (including any

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fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Australian Loan Party arising out of, under, pursuant to, in connection with, or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that the Australian Loan Parties are required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Australian Bank Product Obligations. Without limiting the generality of the foregoing, the Australian Obligations of the Australian Loan Parties under the Loan Documents include the obligation to pay (i) the principal of the Australian Revolving Loans, (ii) interest accrued on the Australian Revolving Loans, (iii) the amount necessary to reimburse any Australian Issuing Bank for amounts paid or payable pursuant to Australian Letters of Credit, (iv) Australian Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under the Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Australian Loan Party under any Loan Document. Any reference in the Agreement or in the Loan Documents to the Australian Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.
“Australian Overadvance” means, as of any date of determination, that the Australian Revolver Usage is greater than any of the limitations set forth in Section 2.1(b) or Section 2.12, subject to Section 1.7(d).
“Australian Overadvance Loan” shall mean an Australian Revolving Loan that is a Base Rate Loan or an Australian Base Rate Loan made when an Australian Overadvance exists or is caused by the funding thereof.
“Australian Pension Plan” means a superannuation, retirement benefit or pension fund (whether established by deed or under any statute of Australia or any state or territory of Australia) contributed to by, or to which there is or may be an obligation to contribute by, any Loan Party in respect of its Australian employees and officers or former employees and officers.
“Australian PPS Law” means: (a) the Australian PPSA; (b) regulations made under the Australian PPSA; or (c) any amendment made at any time to any other legislation as a consequence of an Australian PPSA Law referred to in clauses (a) and (b) of this definition, including amendments to the Corporations Act.
“Australian PPSA” means the Personal Property Securities Act 2009 (Cth) of Australia.
“Australian Priority Payables Reserve” means those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(b) with respect to amounts secured by any Liens, choate or inchoate, or any rights, whether imposed by applicable Law in Australia or elsewhere (and including rights to the payment or reimbursement of any costs, charges or other amounts in connection with any Insolvency Proceeding), which rank or are capable of ranking in priority to the Liens on the Australian ABL Collateral in favor of Agent or the Australian Security Trustee of and/or for amounts which may represent costs relating to the enforcement of Agent’s and/or the Australian Security Trustee’s Liens including, without limitation, to the extent applicable by operation of law, any such amounts due or which may become due and not paid for wages, long service leave, retrenchment, payment in lieu of notice, or vacation pay (including in all respects amounts protected by or payable pursuant to the Fair Work Act 2009 (Cth)), any preferential claims as set out in the Corporations Act, amounts due or which may become due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Taxation Administration Act 1953 (Cth) (but excluding Pay as You Go income withholding tax) and amounts in the future, currently or past due and not contributed, remitted or paid in respect of any Australian Pension Plan, together with any

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charges which may be levied by a Governmental Authority as a result of any default in payment obligations in respect of any Australian Pension Plan.
“Australian Protective Advances” has the meaning specified therefor in Section 2.3(f)(iv) of the Agreement.
“Australian Receivable Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(b), to establish and maintain (including reserves for rebates, discounts, warranty claims, and returns) with respect to the Eligible Accounts of Australian Borrowers or the Australian Maximum Revolver Amount.
“Australian Revolver Commitment” means, with respect to each Australian Revolving Lender, its Australian Revolver Commitment, and, with respect to all Australian Revolving Lenders, their Australian Revolver Commitments, in each case as such Dollar amounts are set forth beside such Australian Revolving Lender’s name under the applicable heading on Schedule C-1 to the Agreement or in the Assignment and Acceptance pursuant to which such Australian Revolving Lender became an Australian Revolving Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.
“Australian Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Australian Revolving Loans (inclusive of Australian Swing Loans and Australian Protective Advances), plus (b) the amount of the Australian Letter of Credit Usage.
“Australian Revolving Lender” means a Lender that has an Australian Revolver Commitment or that has an outstanding Australian Revolving Loan and includes each Australian Issuing Bank if the concept so requires.
“Australian Revolving Loan Exposure” means, with respect to any Australian Revolving Lender, as of any date of determination (a) prior to the termination of the Australian Revolver Commitments, the amount of such Australian Revolving Lender’s Australian Revolver Commitments, and (b) after the termination of the Australian Revolver Commitments, the aggregate outstanding principal amount of the Australian Revolving Loans of such Australian Revolving Lender.
“Australian Revolving Loans” has the meaning specified therefor in Section 2.1(b) of the Agreement and includes Australian Letter of Credit Disbursements pursuant to Section 2.12(d).
“Australian Secured Creditors” has the meaning specified therefor in Section 15.14(b) of the Agreement.
“Australian Security Documents” means (a) the Australian Security Trust Deed, (b) the Australian General Security Deed and Guarantee, (c) any other documents which are incidental, collateral or supplementary to the security documents referred to in clauses (a) and (b) reasonably required by Agent, including for purposes of payment of stamp duty and registration and any accession deed to the Australian Security Trust Deed, (d) any deed of priority or similar document entered into by the Australian Security Trustee relating to any other Australian Security Document, (e) each other security agreement or other instrument or document executed and delivered by any Australian Loan Party to the Australian Security Trustee pursuant to the Agreement or any other Loan Document granting a Lien on assets of any Australian Loan Party as security for the Australian Obligations, and (f) any other document designated as such by the Australian Security Trustee and Parent.
“Australian Security Trust Deed” means the security trust deed, dated as of even date with the Agreement, between, amongst others, the Australian Security Trustee and each Australian Loan Party;
“Australian Security Trustee” has the meaning specified therefor in the preamble to the Agreement.

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“Australian Swing Lender” means Bank of America or any other Australian Revolving Lender that, at the request of Borrowers and with the consent of Agent agrees, in such Australian Revolving Lender’s sole discretion, to become the Australian Swing Lender under Section 2.3(d) of the Agreement.
“Australian Swing Loan” has the meaning specified therefor in Section 2.3(d) of the Agreement.
“Australian Tax Act” shall mean the Income Tax Assessment Act 1936 of Australia.
“Australian Unused Line Fee” has the meaning specified therefor in Section 2.10(b)(ii) of the Agreement.
“Authorized Person” means any one of the individuals identified on Schedule A-2 to the Agreement, as such schedule is updated from time to time by written notice from Borrowers to Agent.
“Availability” means, as of any date of determination, the amount that Borrowers are entitled to borrow as Revolving Loans under Section 2.1 of the Agreement (after giving effect to the then outstanding Revolver Usage).
“Bank of America” means Bank of America, N.A., a national banking association.
“Bank Product” means any U.S. Bank Product or any Australian Bank Product.
“Bank Product Agreements” means the U.S. Bank Product Agreements and the Australian Bank Product Agreements.
“Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the applicable Bank Product Providers (other than the Hedge Providers) in an amount reasonably determined by Agent in its Permitted Discretion as sufficient to satisfy the reasonably estimated credit exposure with respect to the then existing Bank Product Obligations owed to such Bank Product Providers (other than Hedge Obligations).
“Bank Product Obligations” means the U.S. Bank Product Obligations and the Australian Bank Product Obligations; provided that Bank Product Obligations shall not include any Excluded Swap Obligations.
“Bank Product Provider” means any U.S. Bank Product Provider or any Australian Bank Product Provider.
“Bank Product Provider Agreement” means an agreement in substantially the form attached hereto as Exhibit B-3 to the Agreement or otherwise in form and substance reasonably satisfactory to Agent, duly executed by the applicable Bank Product Provider, the applicable Borrowers, and Agent.
“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.
“Base Rate” means the greatest of (a) the Federal Funds Rate plus ½%, (b) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of 1 month and shall be determined on a daily basis), plus 1.00%, and (c) the Prime Rate. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the LIBOR Rate, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the LIBOR Rate, as the case may be.
“Base Rate Loan” means each portion of the Loans that bears interest at a rate determined by reference to the Base Rate.
“Base Rate Margin” has the meaning set forth in the definition of Applicable Margin.

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“Benefit Plan” means an employee benefit plan as defined in Section 3(3) of ERISA (other than a Pension Plan or Multiemployer Plan) to which any Loan Party incurs or otherwise has any obligation or liability, contingent or otherwise.
“Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).
“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble to the Agreement.
“Borrower Materials” has the meaning specified therefor in Section 18.9(c) of the Agreement.
“Borrowing” means a borrowing consisting of Revolving Loans made on the same day by Lenders (or Agent on behalf thereof), or by a Swing Lender in the case of a Swing Loan, or by Agent in the case of an Extraordinary Advance.
“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit B-1.
“Business Day” means any day except Saturday, Sunday, or other day on which banks are authorized or required to close in the states of California or New York, except that (a) if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market, and (b) if a determination of a Business Day shall relate to any Loan to or Letter of Credit issued for the account of the Australian Borrowers, the term “Business Day” also shall exclude any day on which banks are authorized or required to be closed in any of Sydney or Melbourne, Australia or Hong Kong.
“CAM” means the mechanism for the allocation and exchange of interests in the U.S. Revolver Commitments and the Australian Revolver Commitments and the collections thereunder established under Section 16.
“CAM Exchange” means the exchange of the Lenders’ interests provided for in Section 16.
“CAM Exchange Date” means the date on which (a) any event referred to in Section 8.4 or Section 8.5 shall occur with respect to any Borrower or (b) any remedy set forth in Section 9.1(a) or 9.1(b) is exercised.
“CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of the Dollar Equivalents (determined on the basis of Spot Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange and (b) the denominator shall be the sum of the Dollar Equivalents (as so determined) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange.
“Canadian Dollars” means the lawful currency of Canada as in effect from time to time.
“Canadian Entities” means the CCAA Entities and the Other Canadian Entities.
“Canadian Existing Indebtedness” means any Indebtedness of the applicable Canadian Entities and the Parent under (x) that certain Master Loan and Security Agreement, dated as of September 27, 2013, among Key Equipment Finance Inc., as lender and as administrative agent, The Bloom Lake Iron Ore Mine Limited Partnership, a limited partnership formed under the laws of the Province of Ontario, Wabush Mines,

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an unincorporated joint venture of Wabush Iron Co. Limited and Wabush Resources Inc., by its managing agent, Cliffs Mining Company and each other person designated as a borrower from time to time pursuant to the terms thereof, and the other Account Documentation referred to in such Master Loan and Security Agreement, including all loan schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, and (y) the Corporate Guaranty dated September 27, 2013 provided by the Parent in respect thereof, as it may be amended, restated, supplemented or otherwise modified from time to time.
“Canadian Restructuring” means all or any part of the transaction or event or series of transactions or events described to Agent and the Lenders in that certain letter agreement, dated March 30, 2015, addressed to Agent and the Lenders and acknowledged by Agent, delivered by the Company on March 30, 2015, together with such changes, modifications and supplements thereto that are reasonably acceptable to Agent.
“Canadian Restructuring Commencement Date” means, (i) with respect to the CCAA Entities, January 27, 2015, and (ii) with respect to the Other Canadian Entities, the earliest date on which any of the transactions or events in the definition of Canadian Restructuring is initiated (it being understood that, in the case of any Other Canadian Entity, its Canadian Restructuring Commencement Date shall be the earliest date on which any of the transactions or events in the definition of Canadian Restructuring is initiated with respect to such Canadian Entity).
“Capital Expenditures” means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, unless such expenditures are financed with Indebtedness incurred after the Closing Date that is not Loans.
“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.
“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.
“Cash Collateral Account” means a blocked, non-interest bearing deposit account at Bank of America or a financial institution selected by the Agent, in the name of the Parent and under the sole dominion and control of the Agent, and otherwise established in a manner reasonably satisfactory to the Agent.
“Cash Collateralize” means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, each applicable Issuing Bank, the applicable Swing Lender or the Revolving Lenders, as collateral or other credit support for Letter of Credit Obligations, Obligations in respect of Swing Loans or obligations of Revolving Lenders to fund participations in respect of either thereof (as the context may require), (a) cash or deposit account balances or (b) if the applicable Swing Lender or the applicable Issuing Bank benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Agent and the Swing Lender or the applicable Issuing Bank, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Dominion Trigger Event” means (a) the occurrence and continuance of any Specified Event of Default or (b) the failure of the U.S. Borrowers to maintain U.S. Excess Availability of at least the greater of (x) $62,500,000 and (y) 12.5% of the U.S. Line Cap.
“Cash Dominion Release Event” means U.S. Excess Availability is at least the greater of (a) $62,500,000 and (b) 12.5% of the U.S. Line Cap for thirty (30) consecutive days and no Specified Event of Default is outstanding during such thirty (30) consecutive day period.

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“Cash Dominion Trigger Period” means the period commencing with a Cash Dominion Trigger Event and ending with a Cash Dominion Release Event.
“Cash Equivalents” means (a) Domestic Cash Equivalents; and (b) Foreign Cash Equivalents.
“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements.
“CCAA Entities” means Bloom Lake General Partner Limited Partnership, an Ontario corporation, Quinto Mining Corporation, 8568391 Canada Limited, Cliffs Quebec Iron Mining ULC (f/k/a Cliffs Quebec Iron Mining Limited), an unlimited liability company organized under the laws of British Columbia, Canada, The Bloom Lake Iron Ore Mine Limited Partnership, a limited partnership formed under the laws of Ontario, and Bloom Lake Railway Company Limited.
“CFC” means a controlled foreign corporation (as that term is defined in the IRC).
“Change in Control” means that:
(a)    any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Parent or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Equity Interests of Parent (or other securities convertible into such Equity Interests) representing 50% or more of the combined voting power of all Equity Interests of Parent entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent;
(b)    except in connection with a transaction permitted by Section 6.3 or 6.4, Borrowers fail to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party (or if such Subsidiary becomes a Loan Party after the Closing Date, the amount owned and controlled, directly or indirectly, as of the date such Subsidiary becomes a Loan Party);
(c)    a majority of the members of the board of directors of Parent or the board of directors of any of Parent’s direct or indirect parent companies are not Continuing Directors; or
(d)    the occurrence of any “Change in Control” (or any similar or like term) as defined in the Senior Secured Notes Indenture, any Exchange Notes Indenture, any Existing Senior Notes Indenture or any indenture, agreement, note or similar document governing or evidencing Indebtedness that is outstanding in an aggregate principal amount of $25,000,000 or more.
“Change in Law” means the occurrence after the date of the Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything in the Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking

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Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.
“China Accounts” means bank accounts of Cliffs Asia Pacific Iron Ore Pty Ltd in the People’s Republic of China for the purposes of paying operating expenses associated with its representative office located in the People’s Republic of China, provided the aggregate credit balance in such accounts does not at any time exceed $600,000 (or its Dollar Equivalent in any other currency or currencies).
“Claims” means all claims, liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs and expenses of any kind (including remedial response costs, reasonable and documented attorneys’ fees and Lender Group Expenses) at any time (including after payment in full of the Obligations or replacement of Agent or any Lender) incurred by any Indemnified Person or asserted against any Indemnified Person by any Loan Party or other Person, in any way relating to (a) any Loans, Letters of Credit, Loan Documents, Borrower Materials, or the use thereof or transactions relating thereto, (b) any action taken or omitted in connection with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or applicable law, or (e) failure by any Loan Party to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnified Person is a party thereto.
“Closing Date” means the date of the making of the initial Revolving Loan (or other extension of credit) under the Agreement or the date on which Agent sends Borrowers a written notice that each of the conditions precedent set forth on Schedule 3.1 either have been satisfied or have been waived.
“Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
“Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted by such Person in favor of Agent, the Australian Security Trustee, or the Lenders under any of the Loan Documents.
“Collateral Access Agreement” means a landlord waiver, bailee letter, carrier agreement or acknowledgement agreement of any lessor, warehouseman, processor, carrier, consignee, or other Person (including any Joint Venture) in possession of, having a Lien upon, or having rights or interests in any Loan Parties’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent.
“Commitment Allocation Notice” has the meaning assigned to such term in Section 2.2(a).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Competitor” means any Person which is a direct competitor of Borrowers or their Subsidiaries and is named on Schedule A-3 and such Person’s parent entities, affiliates and subsidiaries, in each case, that are readily identifiable as such by virtue of their names; provided, that in connection with any assignment or participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which merely has an economic interest in any such direct competitor, and is not itself such a direct competitor of Borrowers or their Subsidiaries, shall not be deemed to be a direct competitor for the purposes of this definition.

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“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 to the Agreement delivered by the chief financial officer or other senior financial officer of Parent to Agent.
“Confidential Information” has the meaning specified therefor in Section 18.9(a) of the Agreement.
“Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any Indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of Parent but which by its terms is renewable or extendable beyond 12 months from such date at the option of Parent) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, in each case as set forth on the most recent consolidated balance sheet of Parent and computed in accordance with GAAP.
“Consolidated Total Assets” means, as to any Person as of any date of determination, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of such Person as of such date of determination.
“Continuing Director” means, as of any date of determination, any member of the applicable board of directors who: (1) was a member of such board of directors on the Closing Date or (2) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).
“Control Agreement” means an Australian Control Agreement or a U.S. Control Agreement.
“Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.
“Corporations Act” means the Corporations Act 2001 (Cth) of Australia.
“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.
“Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under the Agreement within 2 Business Days of the date that it is required to do so under the Agreement (including the failure to make available to Agent amounts required pursuant to a Settlement or to make a required payment in connection with a Letter of Credit Disbursement), (b) notified Borrowers, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by Agent) under which it has committed to extend credit, (d) failed, within 3 Business Days after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement within 2 Business Days of the date that it is required to do so under the Agreement, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, however that a Lender shall not be a Defaulting Lender solely by virtue of a Governmental Authority’s ownership of an equity interest in such Lender or parent company unless the ownership provides immunity

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for such Lender from jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets, or permits such Lender or Governmental Authority to repudiate or otherwise to reject such Lender’s agreements; provided, further, that a Lender shall not be deemed to be a Defaulting Lender under clauses (a), (b) or (c) if it has notified Agent and Parent in writing that it will not make a funding because a condition to funding (specifically identified in the notice) is not or cannot be satisfied.
“Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Loans that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).
“Deposit Account” means any deposit account (as that term is defined in the Code) or any ADI Account.
“Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Revolving Loans, (b) participations in Swing Loans funded (or required to be funded as provided in Section 16) by the U.S. Revolver Lenders or the Australian Revolver Lenders, as applicable, (c) participations in undrawn Letters of Credit, (d) unreimbursed Letter of Credit Disbursements and interest thereon and (e) all facility fees and Letter of Credit participation fees.
“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by any Loan Party in connection with a Permitted Disposition that is so designated as Designated Non-Cash Consideration pursuant to an officer’s certificate delivered by Parent to Agent at least 5 Business Days prior to the consummation of such Permitted Disposition (which certificate will set forth the basis for such valuation), less the amount of cash or Cash Equivalents, received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration.
“Designated Port” means each port, dock, marine terminal or similar location that is an Identified Location.
“Discretionary Commitment Allocation Notice” has the meaning assigned to such term in Section 2.2(b).
“Discretionary Commitment Reallocation” has the meaning assigned to such term in Section 2.2(b).
“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolver Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 181 days after the Maturity Date.
“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars, as determined by Agent on the basis of the Spot Rate for the purchase of Dollars with such currency.
“Dollars” or “$” means United States dollars.

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“Domestic Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any Lender or any other bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above and (i) Investments of the type described in the “Investment Policy” of Parent, dated as of February 8, 2010, or the draft “Cash Investment Policy” of Parent in the form provided to Agent on or before the Closing Date, in each case, together with any modifications thereto reasonably acceptable to the Agent.
“Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit.
“EBITDA” means, with respect to any fiscal period:
(a)    Parent’s consolidated net earnings (or loss),
minus
(b)    without duplication, the sum of the following amounts of Parent for such period to the extent included in determining consolidated net earnings (or loss) for such period:
(i)    any extraordinary, unusual, or non-recurring gains,
(ii)    interest income,
(iii)    exchange, translation or performance gains relating to any hedging transactions or foreign currency fluctuations, and
(iv)    income arising by reason of the application of FAS 141R,
plus
(c)    without duplication, the sum of the following amounts of Parent for such period to the extent included in determining consolidated net earnings (or loss) for such period:
(i)    any non-cash extraordinary, unusual, or non-recurring losses,

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(ii)    Interest Expense,
(iii)    tax expense based on income, profits or capital, including federal, foreign, state, franchise and similar taxes (and for the avoidance of doubt, specifically excluding any sales taxes or any other taxes held in trust for a Governmental Authority),
(iv)    depreciation and amortization for such period,
(v)    with respect to any Permitted Acquisition after the Closing Date, costs, fees, charges, or expenses consisting of out-of-pocket expenses owed by Parent or any of its Subsidiaries to any Person for services performed by such Person in connection with such Permitted Acquisition incurred within 180 days of the consummation of such Permitted Acquisition, up to an aggregate amount (for all such items in this clause (v)) for such Permitted Acquisition not to exceed the greater of (A) $2,500,000 and (B) 2.50% of the Purchase Price of such Permitted Acquisition,
(vi)    with respect to any Permitted Acquisitions after the Closing Date: (A) purchase accounting adjustments, including, without limitation, a dollar for dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet and before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in accordance with GAAP purchase accounting rules; and (B) non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141 and EITF Issue No. 01-3, in the event that such an adjustment is required by Parent’s independent auditors, in each case, as determined in accordance with GAAP,
(vii)    costs and expenses incurred during such period in connection with the Canadian Restructuring in an aggregate amount for all such costs and expenses incurred after the Closing Date not to exceed $25,000,000,
(viii)    non-cash compensation expense (including deferred non-cash compensation expense), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements) minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net earnings (or loss),
(ix)    one-time non-cash restructuring charges,
(x)    non-cash exchange, translation, or performance losses relating to any hedging transactions or foreign currency fluctuations,
(xi)    non-cash losses on sales of fixed assets or write-downs of fixed or intangible assets (excluding ABL Collateral), and
(xii)     any non-cash loss, charge or expense (but only to the extent not relating to the ABL Collateral), in each case, determined on a consolidated basis in accordance with GAAP.
“Eligible Accounts” means those Accounts created by a Borrower in the ordinary course of its business, that arise out of such Borrower’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination performed by (or on behalf of) Agent from time to time after the Closing Date. In

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determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, taxes, discounts, credits, allowances, and rebates. Eligible Accounts shall not include the following:
(a)    Accounts that (i) the Account Debtor has failed to pay within 120 days of original invoice date or (ii) are more than 60 days past due,
(b)    Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,
(c)    Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower; provided that the foregoing shall not apply to Accounts owed by partners in Joint Ventures, Eligible Customers or their respective Affiliates that constitute Affiliates to the extent that such Accounts were generated on terms that are no less favorable, taken as a whole, to such Borrower than would be obtained in an arm’s-length transaction with a non-Affiliate,
(d)    Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,
(e)    Accounts that are not payable in Dollars (or, with respect to Account Debtors of the Australian Borrowers, Dollars or Australian Dollars),
(f)    Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in an Eligible Country, (ii) is not organized under the laws of an Eligible Country or any political subdivision thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless, in each case, either (x) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (y) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent in its Permitted Discretion; provided that (i) Accounts whereby Hyundai Motor Company or Posco, or one of their respective subsidiaries organized in South Korea, is the Account Debtor, (ii) Accounts whereby China Steel or one of its subsidiaries orgnanized in Taiwan is the Account Debtor, (iii) up to $10,000,000 of Accounts whereby a Subsidiary of ThyssenKrupp AG organized in Brazil is the Account Debtor and (iii) up to $5,000,000 of Accounts of U.S. Borrowers and Australian Borrowers taken as a whole, in each case may be deemed to be Eligible Accounts if they do not satisfy this clause (f) so long as they satisfy the other eligibility criteria set forth in this definition.
(g)    Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 U.S.C. §3727), or (ii) any state or municipality of the United States,
(h)    Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute,
(i)    with respect to Account Debtors of U.S. Borrowers, Accounts with respect to an Account Debtor whose total obligations owing to U.S. Borrowers exceed $75,000,000 (such amount, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such amount; provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing amount shall be determined by Agent based on all of the

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otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,
(j)    with respect to Account Debtors of Australian Borrowers, Accounts with respect to an Account Debtor whose total obligations owing to Australian Borrowers exceed $25,000,000 (such amount, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such amount; provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing amount shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,
(k)    Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not, in the reasonable determination of Parent, Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,
(l)    Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition,
(m)    Accounts that are not subject to a valid and perfected first priority Agent’s Lien (or, with respect to Accounts owned by Australian Borrowers, a valid and perfected first priority Lien granted in favor of the Australian Security Trustee), including accounts that arose from the sale of coal, iron ore or other as-extracted collateral (as defined in the Code) in the United States, if an as-extracted collateral filing in the applicable jurisdiction has not been filed for the benefit of the Agent with respect to the location of the mining operation and/or mineheads from which such coal, iron ore or other as-extracted collateral was extracted; provided that, in the event that any as-extracted collateral filing is not made within 30 days after the the date of acquisition of an interest in the applicable location or minehead, any such Account covered by such filing shall not constitute an Eligible Account until the day that is 91 days after such as-extracted collateral filing is made,
(n)    Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, provided that up to $25,000,000 of unbilled Accounts may be deemed to be Eligible Accounts if (x) any such Account has not been unbilled for more than 15 days, (y) the applicable goods have been shipped or the applicable services have been performed, as applicable, and (z) such Accounts satisfy the other eligibility criteria set forth in this definition,
(o)    Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,
(p)    Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services,
(q)    Accounts owned by a target acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination with respect to such target, in each case, reasonably satisfactory to Agent (which appraisal and field examination may be conducted prior to the closing of such Permitted Acquisition), or
(r)    Accounts sold pursuant to the Purchase and Sale Agreement dated as of April 22, 2014 among certain Loan Parties party thereto, as sellers, Parent, as servicer, and CNR Receivables LLC.

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“Eligible Contract” means a contract among a U.S. Borrower, as seller, and one or more Eligible Customers, as buyer, relating to the sale of iron ore in the United States (i) whereby the applicable U.S. Borrower retains title to the applicable iron ore Inventory until payment is made by the Eligible Customer in respect of such iron ore Inventory and (ii) that provides for minimum purchases annually or a requirements contract of a quality of iron ore that is customized to the requirements of such Eligible Customer .
“Eligible Contract Inventory Location” means a location owned, leased or operated by an Eligible Customer where iron ore Inventory of a U.S. Borrower is held prior to the passage of title of such Inventory from such U.S. Borrower to the Eligible Customer pursuant to an Eligible Contract.
“Eligible Country” means each of the United States, Australia, Canada, the United Kingdom, Germany, Italy, Japan, the Netherlands, Singapore, Switzerland, Austria, any other member state of the European Union prior to May 1, 2014 and any other country approved by the Required Lenders in their sole discretion; provided, however, that upon fifteen (15) days’ notice to Parent, Agent may, at its sole discretion, remove as an Eligible Country any country that does not have foreign currency ratings of “A” or better by S&P and “A2” or better by Moody’s.
“Eligible Customer” means Ispat Inland Inc., International Steel Group Inc., ISG Cleveland Inc., ISG Indiana Harbor Inc., Severstal North America, Inc., AK Steel Corporation, ArcelorMittal Dofasco Inc., Algoma Steel Inc. and their respective Subsidiaries and any other Person (including successors-in-interest of the foregoing) approved by the Agent in its Permitted Discretion.
“Eligible Equipment” means Equipment of a Borrower that is Mobile Equipment, that complies with each of the representations and warranties respecting Eligible Equipment made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Closing Date. An item of Equipment shall not be included in Eligible Equipment if:
(a)    a Borrower does not have good, valid, and marketable title thereto,
(b)    other than with respect to Australian Equipment, a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower),
(c)    it is not located at one of the locations in the continental United States set forth on Schedule 4.24 to the Agreement (or in-transit from one such location in the continental United States to another such location in the continental United States) (or with respect to Equipment of Australian Borrowers, one of the locations in Australia set forth on Schedule 4.24 to the Agreement (or in-transit from one such location in Australia to another such location in Australia)),
(d)    it is in-transit to or from a location of a Borrower (other than (i) with respect to Equipment of U.S. Borrowers in-transit from one location in the continental United States set forth on Schedule 4.24 to the Agreement to another location in the continental United States set forth on Schedule 4.24 to the Agreement, or (ii) with respect to Equipment of Australian Borrowers in-transit from one location in Australia set forth on Schedule 4.24 to the Agreement to another location in Australia set forth on Schedule 4.24 to the Agreement),
(e)    it is located on real property leased by a Loan Party from a third party (other than any Australian Mine Site) or with a bailee, in a contract warehouse or at the location of a Joint Venture, customer or other third party, in each case, unless (A) it is subject to a Collateral Access Agreement executed by the lessor, bailee, warehouseman, Joint Venture, customer or other third party, as the case may be, (B) with respect to Equipment located on leased real property, with a bailee or in a contract warehouse, it is the subject of Landlord Reserves, or (C) in respect of a bailee of Australian Equipment, the relevant Australian Borrower who is the owner of such Australian Equipment has perfected a purchase money security interest

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as bailor against the applicable bailee in accordance with the Australian PPSA covering the relevant Australian Equipment in the possession of such bailee, provided, however, that no Landlord Reserves shall be imposed prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date,
(f)    it is not subject to a valid and perfected first priority Agent’s Lien (or with respect to Equipment owned by Australian Borrowers, a valid and perfected first priority Lien in favor of the Australian Security Trustee),
(g)    it (i) is not in good repair and normal operating condition, ordinary wear and tear excepted, in accordance with its intended use in the business of the Loan Parties, (ii) is out for repair, (iii) does not meet in all material respects all standards imposed by any Governmental Authority having regulatory authority over such Equipment, (iv) is substantially worn, damaged, defective or obsolete, or (v) constitutes furnishings, real property or fixtures,
(h)    it constitutes spare parts inventory or “surplus” equipment,
(i)    it is “subject to” (within the meaning of Section 9-311 of the Code) any certificate of title or comparable statute,
(j)    it was acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination of such Inventory, in each case, reasonably satisfactory to Agent (which appraisal and field examination may be conducted prior to the closing of such Permitted Acquisition),
(k)    in relation to Equipment owned by the Australian Borrowers, the Australian Borrowers have not provided the Australian Security Trustee with such Equipment’s serial number and such other information necessary to make an effective serial numbered collateral registration with respect to such Equipment under the Australian PPSA, or
(l)    in relation to Australian Equipment, such Australian Equipment is located on an Australian Mine Site over which a registered mining mortgage has been granted unless a Collateral Access Agreement has been executed by the mortgagee.
“Eligible Inventory” means Inventory of a Borrower that consists of goods held for sale in the ordinary course of such Borrower’s business and that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a monthly basis in connection with delivery of each monthly Borrowing Base Certificate and a basis consistent with Borrowers’ historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:
(a)    a Borrower does not have good, valid, and marketable title thereto,
(b)    a Borrower does not have ownership thereof,
(c)    it is not located at one of the locations in the continental United States set forth on Schedule 4.24 to the Agreement (or in-transit from one such location in the continental United States to another such location in the continental United States) (or with respect to Inventory of Australian Borrowers, one of the locations in Australia set forth on Schedule 4.24 to the Agreement (or in-transit from one such location in Australia to another such location in Australia)),
(d)    [reserved],

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(e)    it is located on real property leased by a Loan Party from a third party (other than any Australian Mine Site) or with a bailee or in a contract warehouse or at the location of a Joint Venture, customer or other third party, in each case, unless (i) either (A) it is subject to a Collateral Access Agreement executed by the lessor, bailee, warehouseman, Joint Venture, customer or other third party, as the case may be, (B) with respect to Inventory located on leased real property, with a bailee or in a contract warehouse, it is the subject of Landlord Reserves, provided, however, that no Landlord Reserves shall be imposed prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date, or (C) it is located at an Eligible Contract Inventory Location, and (ii) other than with respect to Inventory at a location of a Joint Venture or customer or at an Eligible Contract Inventory Location or a Designated Port located in the United States, it is segregated or otherwise separately identifiable from goods of others, if any, on the premises,
(f)    it is in-transit to a Designated Port on a carrier not owned by one of the Loan Parties unless Agent has received a Collateral Access Agreement with the applicable carrier with respect thereto,
(g)    it is the subject of a bill of lading or other document of title other than those delivered to Agent as to goods in-transit as set forth in clauses (c), (e) or (f) above,
(h)    it is not subject to a valid and perfected first priority Agent’s Lien (or with respect to Inventory owned by Australian Borrowers, a valid and perfected first priority Lien in favor of the Australian Security Trustee),
(i)    it consists of goods returned or rejected by a Borrower’s customers,
(j)    it consists of goods that are obsolete or slow moving, restrictive or custom items, packaging and shipping materials, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment,
(k)    it is subject to third party trademark, licensing or other proprietary rights, unless Agent is satisfied in its Permitted Discretion that such Inventory can be freely sold by Agent on and after the occurrence of an Event of a Default despite such third party rights,
(l)    it was acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination of such Inventory, in each case, reasonably satisfactory to Agent (which appraisal and field examination may be conducted prior to the closing of such Permitted Acquisition),
(m)    it was acquired from a Sanctioned Person or Sanctioned Entity, or it does not meet all standards imposed by any Governmental Authority or constitutes Hazardous Materials,
(n)    it constitutes work-in process, raw material or supplies, other than (i) in the case of iron ore located in the United States, work-in-process that has been converted into concentrate, (ii) in the case of coal located in the United States, work-in-process and raw material, and (iii) in the case of iron ore located in Australia, work-in-process and raw material,
(o)    it constitutes coal, iron ore or other as-extracted collateral (as defined in the UCC) in the United States, unless an as-extracted collateral filing in the applicable jurisdiction has been filed for the benefit of the Agent with respect to the location of the mining operation and/or mineheads from which such coal, iron ore or other as-extracted collateral was extracted; provided that, in the event that any as-extracted collateral filing is not made within 30 days after the Closing Date, any such Inventory covered by such filing shall not constitute Eligible Inventory until the day that is 91 days after such as-extracted collateral filing is made, or

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(p)    in relation to Inventory owned by Australian Loan Parties, such Inventory is located on an Australian Mine Site over which a registered mining mortgage has been granted unless a Collateral Access Agreement has been executed by the mortgagee.
“Eligible Transferee” means (a) any Lender (other than a Defaulting Lender), any Affiliate of any Lender and any Related Fund of any Lender; (b) (i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (A) (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person, Loan Party or an Affiliate of a Loan Party) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; and (d) any other Person (other than a natural person, Loan Party or Affiliate of a Loan Party) approved by Agent, each Issuing Bank and, so long as no Event of Default is continuing, Parent.
“Employee Benefit Plan” means any Benefit Plan, Multiemployer Plan or Pension Plan.
“Enforcement Action” any action to enforce any Obligations (other than Bank Product Obligations) or Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of Account Debtors, setoff or recoupment, credit bid, action in a Loan Party’s Insolvency Proceeding or otherwise) while an Event of Default exists.
“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or, to the extent potentially giving rise to liability to any Borrower or any of their respective Subsidiaries, any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or, to the extent potentially giving rise to liability to any Borrower or any of their respective Subsidiaries, any of their predecessors in interest.
“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Borrower or its Subsidiaries, relating to protection of the environment, the generation, handling, storage, treatment, release or disposal of, or exposure to, hazardous or toxic materials, or the effect of the environment on human health, in each case as amended from time to time.
“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred or arising under any Environmental Law or as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party.
“Equipment” means equipment (as that term is defined in the Code).

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“Equity Interest” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statutes, and all regulations and guidance promulgated thereunder. Any reference to a specific section of ERISA shall be deemed to be a reference to such section of ERISA and any successor statutes, and all regulations and guidance promulgated thereunder.
“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party and whose employees are aggregated with the employees of any Loan Party under IRC Section 414(o).
“Euro” means the single currency of the Participating Member States.
“Event of Default” has the meaning specified therefor in Section 8 of the Agreement.
“Excess Availability” means, as of any date of determination, the amount equal to the sum of the U.S. Excess Availability and the Australian Excess Availability.
“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.
“Exchange Notes” means those certain 7.75% Senior Secured Notes due 2020 issued by Parent on March 30, 2015 in the initial aggregate principal amount of $544,156,000.
“Exchange Notes Documents” means the Exchange Notes, each Exchange Notes Indenture, and all agreements, documents and instruments entered into now or in the future in connection with the Exchange Notes or any Exchange Notes Indenture.
“Exchange Notes Indenture” means the Indenture, dated March 30, 2015, governing the Exchange Notes, by and among Parent, as issuer, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee and collateral agent.
“Excluded Accounts” has the meaning specified in the Guaranty and Security Agreement.
“Excluded Property” has the meaning specified therefor in the Guaranty and Security Agreement.
“Excluded Subsidiary” means (i) any direct or indirect Foreign Subsidiary of Parent (other than an Australian Subsidiary formed or acquired after the Closing Date but solely with respect to the Australian Obligations), (ii) any non-Foreign Subsidiary that is treated as a disregarded entity for U.S. income tax purposes if substantially all of its assets consist of the Voting Stock of one or more direct or indirect Foreign Subsidiaries of Parent, (iii) any non-Foreign Subsidiary of a Foreign Subsidiary, (iv) any Subsidiary that is an Immaterial Subsidiary, (v) any non-Wholly Owned Subsidiary, to the extent, and for so long as, a guarantee by such Subsidiary of the obligations of the U.S. Borrowers under the Loan Documents would be prohibited by the terms of any organizational document, joint venture agreement or shareholder’s agreement applicable to such Subsidiary, provided that such prohibition existed on the Closing Date or, with respect to any

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Subsidiary formed or acquired after the Closing Date (and, in the case of any Subsidiary acquired after the Closing Date, for so long as such prohibition was not incurred in contemplation of such acquisition), on the date such Subsidiary is so formed or acquired, (vi) any parent entity of any non-Wholly Owned Subsidiary, to the extent, and for so long as, a guarantee by such Subsidiary, of the obligations of the U.S. Borrowers under the Loan Documents would be prohibited by the terms of any organizational document, joint venture agreement or shareholder’s agreement applicable to the non Wholly Owned Subsidiary to which such Subsidiary is a parent, provided that (A) such prohibition existed on the Closing Date or, with respect to any Subsidiary formed or acquired after the Closing Date (and, in the case of any Subsidiary acquired after the Closing Date, for so long as such prohibition was not incurred in contemplation of such acquisition), on the date such Subsidiary is so formed or acquired and (B) a direct or indirect parent company of such parent entity (1) shall be a Guarantor and (2) shall be a holding company not engaged in any business activities or having any assets or liabilities other than (x) its ownership and acquisition of the Equity Interest of the applicable joint venture (or any other entity holding an ownership interest in such joint venture), together with activities directly related thereto, (y) actions required by law to maintain its existence and (z) activities incidental to its maintenance and continuance and to the foregoing activities, (vii) Cleveland-Cliffs International Holding Company, so long as substantially all of its assets consist of equity interests in one or more Foreign Subsidiaries, (viii) Wabush Iron Co. Limited and (ix) any Subsidiary of a Person described in the foregoing clauses (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii), provided in each case that such Subsidiary has not guaranteed any Obligations of U.S. Borrowers or guarantors under (x) the First Lien Notes Documents or (y) the Exchange Notes Documents.
“Excluded Swap Obligations” means with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty Obligations of such Person of, or the grant by such Person of a security interest to secure, such Swap Obligation (or any Guaranty Obligation thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty Obligation or security interest is or becomes illegal.
“Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender or any Participant, franchise Taxes and branch profits Taxes, in each case, (A) imposed as a result of such Lender or such Participant being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision or taxing authority thereof) or (B) imposed as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the Tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document); (ii) Taxes resulting from a Lender’s or a Participant’s failure to comply with the requirements of Section 17.2 of this Agreement, (iii) any United States federal or Australian withholding Taxes that would be imposed on amounts payable to a Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office), except for (A) any amount that such Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 17.1 of this Agreement, if any, with respect to such withholding Tax at the time such Lender became a party to this Agreement (or designated a new lending office), and (B) additional withholding Taxes that may be imposed after the time such Lender became a party to this Agreement (or designated a new lending office), as a result of a change in law, rule, regulation, order or other decision with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding Taxes imposed under FATCA.
“Existing Credit Facility” means the credit facility evidenced by certain Amended and Restated Multicurrency Credit Agreement dated as of August 11, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Multicurrency Credit Agreement dated as of October 16, 2012, that certain Amendment No. 2 to Amended and Restated Multicurrency Credit Agreement dated as of February 8, 2013, that certain Amendment No. 3 to Amended and Restated Multicurrency Credit Agreement dated as of June

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30, 2014, that certain Amendment No. 4 to Amended and Restated Multicurrency Credit Agreement dated as of September 9, 2014, that certain Amendment No. 5 to Amended and Restated Multicurrency Credit Agreement dated as of October 24, 2014 and that certain Amendment No. 6 to Amended and Restated Multicurrency Credit Agreement dated as of January 22, 2015, each among Parent, certain foreign subsidiaries of Parent from time to time party thereto, various lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each as defined therein), JPMorgan Chase Bank, N.A., as Syndication Agent and L/C Issuer (each as defined therein), Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., PNC Capital Markets Inc. and U.S. Bank National Association, as joint lead arrangers and joint book managers, and Fifth Third Bank and RBS Citizens, N.A., as co-documentation agents, as may further be amended, restated, supplemented or otherwise modified from time to time.
“Existing Debt” means (a) the Existing Senior Notes, (b) the Senior Secured Notes, (c) the Exchange Notes and (d) any other agreement, indenture or other instrument with respect to indebtedness for borrowed money (excluding capital leases) of the Loan Parties of more than $15,000,000 with a scheduled maturity prior to the date that is five years from the Closing Date.
“Existing Hedge Obligations” means the obligations or liabilities arising under, owing pursuant to, or existing in respect of the Hedge Agreements set forth on Schedule E-1, but only for so long as the counterpart constitutes a Hedge Provider hereunder.
“Existing Letters of Credit” means the letters of credit set forth on Schedule E-2.
“Existing NAB Accounts” means the existing bank accounts held by Cliffs Asia Pacific Iron Ore Pty Ltd and Cliffs Natural Resources Pty Ltd with National Australia Bank Limited with account numbers 73-129-3759 and 828095409 related to bank guarantees or other contingent instruments issued by National Australia Bank Limited at the request of Australian Loan Parties, provided the aggregate credit balance in such accounts does not at any time exceed A$3,000,000 (or its Dollar Equivalent in other currencies).
“Existing Senior Notes” means collectively (a) those certain 5.900% Senior Notes due 2020 issued by Parent in the initial aggregate principal amount of $400,000,000; (b) those certain 4.80% Senior Notes due 2020 issued by Parent in the initial aggregate principal amount of $500,000,000; (c) those certain 6.25% Senior Notes due 2040 issued by Parent in the initial aggregate principal amount of $500,000,000; (d) those certain 4.875% Senior Notes due 2021 issued by Parent in the initial aggregate principal amount of $700,000,000; and (e) those certain 3.95% Senior Notes due 2018 issued by Parent in the initial aggregate principal amount of $500,000,000.
“Existing Senior Notes Documents” means the Existing Senior Notes, each Existing Senior Notes Indenture, and all other agreements, documents and instruments entered into now or in the future in connection with the Existing Senior Notes or any Existing Senior Notes Indenture.
“Existing Senior Notes Indenture” means any indenture governing any of the Existing Senior Notes.
“Extraordinary Advances” has the meaning specified therefor in Section 2.3(f)(vi) of the Agreement.
“FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the IRC.
“FCPA” has the meaning assigned to such term in Section 4.13
“Fee Letter” means that certain fee letter, dated as of March 13, 2015 between Parent and Agent.

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“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.
“Field Examination/Appraisal Triggering Event” means any date on which Excess Availability is less than the greater of (a) 17.5% of the Line Cap, and (b) $100,000,000.
“Financial Covenant Period” means a period which shall commence on any date of determination on which (x)(a) Liquidity is less than the greater of (i) 10% of the Maximum Revolver Amount and (ii) $75,000,000 or (b) Excess Availability is less than $50,000,000, and shall continue until (y)(a) Liquidity is not less than the greater of (i) 10% of the Maximum Revolver Amount and (ii) $75,000,000 and (b) Excess Availability is not less than $50,000,000, in each case with respect to clauses (a) and (b) of this clause (y), for a period of 60 consecutive days.
“Fixed Asset Priority Collateral” has the meaning specified therefor in the Intercreditor Agreement.
“Fixed Asset Priority Collateral Agent” has the meaning specified therefor in the Intercreditor Agreement.
“Fixed Charges” means, with respect to any fiscal period and with respect to Parent determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense) during such period to the extent required to be paid in cash, (b) scheduled principal payments in respect of Funded Indebtedness that are required to be paid in cash during such period (excluding, for the avoidance of doubt, any mandatory or voluntary prepayments or any payments made in connection with the Transaction or any Refinancing of such Funded Indebtedness) and (c) all Restricted Payments paid in cash pursuant to Section 6.7(a), (d) or (e) during such period.
“Fixed Charge Coverage Ratio” means, with respect to any fiscal period and with respect to Parent determined on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDA for such period minus Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period minus federal, state, and local income taxes paid in cash during such period, to (b) Fixed Charges for such period.
“Flood Hazard Property” means improved real property with buildings or other improvements located within such Special Flood Hazard Area pursuant to a standard flood hazard determination form ordered and received by the Agent.
“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004, and any regulations promulgated thereunder, as now or hereafter in effect or any successor statute or regulations thereto.
“Flow of Funds Agreement” means a flow of funds agreement, dated as of even date herewith, in form and substance reasonably satisfactory to Agent, executed and delivered by each Loan Party and Agent.
“Foreign Benefit Event” shall mean, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or

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payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party or any of its Subsidiaries, or the imposition on any Loan Party or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law.
“Foreign Cash Equivalents” means (a) certificates of deposit, bankers’ acceptances, or time deposits maturing within 1 year from the date of acquisition thereof, in each case payable in an Agreed Currency and issued by any bank organized under the laws of any Specified State and having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000 (calculated at the then applicable Spot Rate), (b) Deposit Accounts maintained with any bank that satisfies the criteria described in clause (a) above, (c) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) and (b) above and (d) Investments of the type described in the “Investment Policy” of Parent, dated as of February 8, 2010, or the draft “Cash Investment Policy” of Parent in the form provided to Agent on or before the Closing Date, in each case, together with any modifications thereto reasonably acceptable to the Agent.
“Foreign Plan” has the meaning specified therefor in Section 4.10(b) of the Agreement and shall include an Australian Pension Plan.
“Foreign Subsidiary” means any Subsidiary of Parent that was not formed under the laws of the United States or any state of the United States or the District of Columbia.
“FSHCO” means a Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia substantially all of the assets of which consist of Equity Interests of one or more CFCs or FSHCOs. For the avoidance of doubt, Cleveland-Cliffs International Holding Company shall be considered a FSHCO.
“Funded Indebtedness” means, as of any date of determination, all Indebtedness for borrowed money or letters of credit of Parent, determined on a consolidated basis in accordance with GAAP.
“Funding Date” means the date on which a Borrowing occurs.
“Funding Losses” has the meaning specified therefor in Section 2.13(b)(ii) of the Agreement.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.
“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, articles of association, or other organizational documents of such Person.
“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantor” means (a) each Subsidiary of each Borrower (other than any Excluded Subsidiary), and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of the Agreement.

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“Guaranty and Security Agreement” means a guaranty and security agreement, dated as of even date with the Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the U.S. Borrowers and each of the U.S. Guarantors to Agent.
“Guaranty Obligations” means as to any Person (without duplication) any obligation of such Person guaranteeing any Indebtedness (“primary Indebtedness”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent: (i) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefore; (ii) to advance or supply funds for the purchase or payment of any such primary Indebtedness or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness; or (iv) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, provided, however, that the definition of Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).
“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids or synthetic gas, (c) any explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.
“Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.
“Hedge Obligations” means the U.S. Hedge Obligations and the Australian Hedge Obligations; provided that the Hedge Obligations shall not include any Excluded Swap Obligations.
“Hedge Provider” means any U.S. Hedge Provider or any Australian Hedge Provider.
“Identified Locations” has the meaning specified in Section 4.24.
“Immaterial Subsidiary” means (a) the Persons identified on Schedule I-1 to this Agreement and (b) any other Subsidiary that, together with its Subsidiaries, does not have (i) Consolidated Total Assets in excess of 3.0% of the Consolidated Total Assets of Parent and its Subsidiaries on a consolidated basis as of the date of the most recent consolidated balance sheet of Parent or (ii) consolidated total revenues in excess 3.0% of the consolidated total revenues of Parent and its Subsidiaries on a consolidated basis for the most recently ended four fiscal quarters for which internal financial statements of Parent are available immediately preceding such calculation date; provided that any such Subsidiary, when taken together with all other Immaterial Subsidiaries does not, in each case together with their respective Subsidiaries, have (i) Consolidated Total Assets with a value in excess of 7.5% of the Consolidated Total Assets of Parent and its Subsidiaries on a consolidated basis or (ii) consolidated total revenues in excess of 7.5% of the consolidated total revenues of Parent and its Subsidiaries on a consolidated basis. For the avoidance of doubt, no Borrower shall be an Immaterial Subsidiary.
“Increased Borrowing Base Reporting Period” has the meaning specified in Schedule 5.2.

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“Incremental Amendment” has the meaning specified in Section 2.16(b).
“Incremental Commitment” has the meaning specified in Section 2.16(a).
“Incremental Loans” has the meaning specified in Section 2.16(a).
“Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (f) all monetary obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Disqualified Equity Interests of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation.
“Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of the Agreement.
“Indemnified Person” has the meaning specified therefor in Section 10.3 of the Agreement.
“Indemnified Taxes” means, any Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.
“Insolvency Proceeding” means with respect to any Person, (a) any proceeding, corporate action, procedure or step commenced or taken by or against that Person under any provision of the Bankruptcy Code, the Corporations Act or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief, or (b) the appointment of a custodian, trustee, receiver, interim receiver, national receiver, receiver-manager, monitor, liquidator, administrator, judicial manager, administrative receiver, supervisor, compulsory manager, Controller or similar custodian for that Person or for substantially all of its assets.
“Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of even date with the Agreement, executed and delivered by each of the other Loan Parties and Agent, the form and substance of which is reasonably satisfactory to Agent.
“Intercreditor Agreement” means that certain ABL Intercreditor Agreement, dated as of even date with the Agreement, between Agent and U.S. Bank National Association, as collateral agent in respect of the Senior Secured Notes, and U.S. Bank National Association, as collateral agent in respect of the Exchange Notes and acknowledged and agreed to by the U.S. Loan Parties.
“Interest Expense” means, for any period, the aggregate of the interest expense of Parent for such period, determined on a consolidated basis in accordance with GAAP.

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“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, 3, or 6 months thereafter or, if agreed to by all Lenders, 12 months thereafter; provided, that (a) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, 3, 6 or 12 months after the date on which the Interest Period began, as applicable, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date.
“Inventory” means inventory (as that term is defined in the Code or the Australian PPSA).
“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to directors, officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment.
“IRC” means the Internal Revenue Code of 1986, as amended.
“ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued.
“Issuer Document” means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of Issuing Bank and relating to such Letter of Credit.
“Issuing Bank” means any U.S. Issuing Bank or any Australian Issuing Bank.
“Issuing Bank Indemnitees” Issuing Bank and its officers, directors, employees, Affiliates, agents and attorneys.
“Joint Book Runners” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets LLC, Deutsche Bank Securities Inc., Citizens Bank, N.A., and Regions Business Capital, a Division of Regions Bank.
“Joint Lead Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets LLC, Deutsche Bank Securities Inc., Citizens Bank, N.A. and Regions Business Capital, a division of Regions Bank.
“Joint Ventures” means the joint ventures established pursuant to the Joint Venture Agreements.
“Joint Venture Agreements” means, collectively (and in each case, as amended, restated, supplemented or modified from time to time) (a) that certain Hibbing Taconite Joint Venture Agreement dated as of January 1, 1974, as amended by that certain Amended Joint Venture Agreement dated as of January

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1, 1975, that certain Agreement of Amendment dated as of July 31, 1978, that certain Agreement of Amendment dated as of February 1, 1981, that certain Agreement of Amendment dated as of January 1, 1999, that certain Agreement of Amendment dated as of November 3, 2008, and that certain Amendment dated as of February 9, 2011, among ArcelorMittal Hibbing Inc., a Delaware corporation (“ArcelorMittal Hibbing”) (as successor in interest to Bethlehem Steel Corporation), Cliffs Mining Holding Sub Company, a Delaware corporation (as successor in interest to Pickands Mather & Co.), Ontario Hibbing Company, a Minnesota corporation (“Ontario Hibbing”), and Hibbing Development Company, a general partnership organized under the Uniform Partnership Act as adopted in the State of Minnesota; (b) that certain Partnership Agreement of Hibbing Development Corporation dated as of July 31, 1978, as amended by that certain Agreement of Amendment dated as of February 1, 1981, that certain Agreement of Amendment dated December 31, 1985, and that certain Agreement of Amendment dated July 18, 2002, among ArcelorMittal Hibbing (as successor in interest to Bethlehem Steel Corporation), Ontario Hibbing (as successor in interest to Republic Hibbing Corporation) and Pickands Hibbing Corporation, a Minnesota corporation (as successor in interest to Pickands Mather & Co.); (c) that certain Restated Empire Iron Ore Mining Partnership Agreement dated as of December 1, 1978, as amended by that certain Amendment to Empire Partnership Agreement dated as of July 1, 1983, that certain Empire Partnership Omnibus Agreement dated as of December 13, 1991, that certain Second Empire Partnership Omnibus Agreement dated as of December 31, 2002, and that certain 2014 Extension Agreement effective as of January 1, 2014, between Cliffs Empire, Inc., a Michigan corporation, and ArcelorMittal Empire Inc., a Delaware corporation (as successors in interest to The Cleveland-Cliffs Iron Company, McLouth Steel Corporation, WSC Empire, Inc. and Inland Steel Company); (d) that certain Operating Agreement of Tilden Mining Company L.C. dated as of June 30, 1995, as amended, restated, supplemented or otherwise modified from time to time, including as amended by that certain Amendment that became effective initially on January 1, 1999 (with certain additional provisions subsequently becoming effective on January 1, 2000), between Cliffs TIOP, Inc., a Michigan corporation, and Ontario Tilden Company, a Michigan corporation (as successors in interest to J&L Cliffs Ore Partnership, Tilden Iron Ore Partnership, Tilden Magnetite Partnership, Cliffs Tilden, Inc., Stelco Coal Company and Cannelton Iron Ore Company), (e) that certain Wabush Mines Joint Venture Agreement and Wabush Mines Supplemental Joint Venture Agreement, each dated January 1, 1967, and as amended by that certain Amendment dated as of January 1, 1999, that certain Amendment to Wabush Mines Project Agreements and Management Agreement dated as of November 5, 2008, and that Wabush Mines Joint Venture Interim Agreement dated as of February 1, 2010 each by and among entered into by and between Wabush Iron Co. Limited and Wabush Resources Inc. or its predecessors in interest, (f) Amended and Restated Limited Partnership Agreement dated July 20, 2009 by and between Bloom Lake General Partner Limited, Cliffs Quebec Iron Mining Limited, Wugang Canada Resources Investment Limited and Minerals Corporation Limited of Wuhan Iron and Steel (Group), as amended, and Shareholders Agreement of Bloom Lake General Partner Limited dated July 20, 2009 by and between Cliffs Quebec Iron Mining Limited and Wugang Canada Resources Investment Limited, as amended, and (g) any other agreement which establishes any corporation, partnership, limited liability company or other entity or organization that has voting Equity Interests directly or indirectly owned by Parent; provided, however, that, notwithstanding clause (g) of this definition, none of the following shall be a Joint Venture hereunder: (i) any wholly-owned Subsidiary and (ii) any trade creditor or customer in which Parent or any of its Subsidiaries has made an Investment pursuant to clause (t) of the definition of Permitted Investments.
“Landlord Reserve” means, as to each location not owned by a Loan Party at which a Borrower has Inventory of a type included in the Borrowing Base, Equipment of a type included in the Borrowing Base or books and records related to Accounts of a type included in the Borrowing Base or any such Inventory or Equipment located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to the greater of (a) the number of months’ rent for which the landlord, bailee or warehousemen will have, under applicable law, a Lien in the Inventory or Equipment of such Borrower to secure the payment of rent or other amounts under the lease or other agreement relative to such location, or (b) with respect to a location where Inventory is located, 6 months’ rent and charges under the lease or other agreement relative to such location and with respect to a location where Equipment is located, 12 months’ rent and charges under the lease or other agreement relative to such location; provided that no

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Landlord Reserves shall be imposed prior to 30 days (or such later date as Agent may agree, not to exceed 60 days) after the Closing Date.
“Lead Left Arranger” has the meaning specified therefor in Section 18.14(a) of the Agreement.
“Lender” has the meaning set forth in the preamble to the Agreement, shall include each Issuing Bank and each Swing Lender, and shall also include any other Person made a party to the Agreement pursuant to the provisions of Section 13.1 of the Agreement and “Lenders” means each of the Lenders or any one or more of them. For avoidance of doubt, each Additional Lender is a Lender to the extent any such Person has executed and delivered an Incremental Amendment and to the extent such Incremental Amendment shall have become effective in accordance with the terms hereof and thereof.
“Lender Group” means each of the Lenders (including each Issuing Bank and each Swing Lender), Agent, and the Australian Security Trustee, or any one or more of them.
“Lender Group Expenses” means all (a) reasonable and documented costs and out-of-pocket expenses (including taxes and insurance premiums) required to be paid by any Borrower or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by Agent, (b) reasonable and documented out-of-pocket fees or charges paid or incurred by Agent and Australian Security Trustee in connection with the Lender Group’s transactions with each Borrower and its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, real estate surveys and environmental audits, (c) Agent’s customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Borrower or its Subsidiaries, (d) Agent’s customary fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any out-of-pocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable and documented out-of-pocket costs and expenses paid or incurred by Agent or Australian Security Trustee to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal, and valuation fees and expenses of Agent related to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 2.10 of the Agreement, (h) Agent’s and Australian Security Trustee’s reasonable and documented costs and out-of-pocket expenses (including reasonable documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent’s or Australian Security Trustee’s Liens in and to the Collateral, or the Lender Group’s relationship with any Borrower or any of its Subsidiaries, (i) Agent’s and Australian Security Trustee’s reasonable and documented costs and out-of-pocket expenses (including reasonable and documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable and documented costs and out-of-pocket expenses relative to CUSIP, DXSyndicate™, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, and (j) Agent’s, Australian Security Trustee’s and each Lender’s reasonable and documented costs and out-of-pocket expenses (including reasonable and documented attorneys’, accountants’, consultants’, and other advisors’ fees and expenses) incurred in terminating, enforcing (including attorneys’, accountants’, consultants’, and other advisors’ fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Borrower or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any Enforcement Action or any Remedial Action with respect to the Collateral.

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“Lender Group Representatives” has the meaning specified therefor in Section 18.9 of the Agreement.
“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.
“Letter of Credit” means a letter of credit (as that term is defined in the Code) issued by an Issuing Bank for the account of a Borrower pursuant to the Agreement, including, without limitation, the Existing Letters of Credit.
“Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent, including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Section 2.11(l) and Section 2.12(l) of the Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the applicable Revolving Lenders in an amount equal to the sum of (i) 103% of the then existing Letter of Credit Usage that is denominated in Dollars, and (ii) 103% of the then existing Letter of Credit Usage that is denominated in an Agreed Currency other than Dollars, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries’ rights under the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to the sum of (i) 103% of the then existing Letter of Credit Usage that is denominated in Dollars, and (ii) 103% of the then existing Letter of Credit Usage that is denominated in an Agreed Currency other than Dollars (it being understood that the Letter of Credit Fee and all fronting fees set forth in the Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit).
“Letter of Credit Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit.
“Letter of Credit Expiration Date” shall mean the date which is five (5) Business Days prior to the Maturity Date (as determined pursuant to clause (a) of the definition thereof).
“Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b)(ii) of the Agreement.
“Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit.
“LIBOR Deadline” has the meaning specified therefor in Section 2.13(b)(i) of the Agreement.
“LIBOR Notice” means a written notice substantially in the form of Exhibit L-1 to the Agreement.
“LIBOR Option” has the meaning specified therefor in Section 2.13(a) of the Agreement.
“LIBOR Rate” means the per annum rate of interest (rounded up, if necessary, to the nearest 1/8th of 1%) determined by Agent at or about 11:00 a.m. (London time) two Business Days prior to an interest period (but in the case of a LIBOR Rate Loan denominated in Pounds Sterling, Agent may determine LIBOR on the first day of the Interest Period), for a term equivalent to such period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Agent, as published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time); provided, that any such comparable or successor rate shall be applied by Agent, if administratively feasible, in a manner consistent with market practice (and, if any such rate is below zero, the LIBOR Rate shall be deemed to be zero).

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“LIBOR Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the LIBOR Rate.
“LIBOR Rate Margin” has the meaning set forth in the definition of Applicable Margin.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.
“Line Cap” means, as of any date of determination, the sum of the U.S. Line Cap and the Australian Line Cap.
“Liquidity” means, as of any date of determination, the sum of Excess Availability plus Qualified Cash held in an account agreed between Parent and Agent (and any successor account agreed by Parent and Agent) as of such date of determination, which account is subject to the Cash Collateral Account letter agreement between Bank of America and the Parent dated as of the date hereof.
“Loan” means any Revolving Loan, Swing Loan, Incremental Loan or Extraordinary Advance made (or to be made) hereunder.
“Loan Account” means the U.S. Loan Account or the Australian Loan Account, as applicable.
“Loan Documents” means the Agreement, the Control Agreements, the Copyright Security Agreement, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security Agreement, the Australian Security Documents, the Intercompany Subordination Agreement, the Intercreditor Agreement, any Issuer Documents, the Letters of Credit, the Mortgages, the Patent Security Agreement, the Trademark Security Agreement, any Incremental Amendment, any note or notes executed by Borrowers in connection with the Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Borrower or any of its Subsidiaries and any member of the Lender Group in connection with the Agreement.
“Loan Party” means any Borrower or any Guarantor. “Loan Parties” means, collectively, the Borrowers and the Guarantors.
“Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time.
“Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of Borrowers and their Subsidiaries, taken as a whole, (b) a material impairment of Borrowers’ and their Subsidiaries’ ability, when taken as a whole, to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon a material portion of the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s or Australian Security Trustee’s Liens with respect to all or a material portion of the Collateral; provided, however, that in no event shall (x) the Canadian Restructuring or its effect on the Canadian Entities constitute a Material Adverse Effect unless it constitutes a Material Adverse Effect on the Parent and its Subsidiaries, taken as a whole, or (y) the failure of any Canadian Entity to repay any intercompany Indebtedness constitute a Material Adverse Effect.
“Material Contract” means, with respect to any Person, (a) the Joint Venture Agreements, (b) the Senior Secured Notes Documents, (c) the Existing Senior Notes Documents and the Exchange Notes

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Documents and (d) any contract or agreement, the loss of which would reasonably be expected to result in a Material Adverse Effect.
“Material Subsidiary” means any Subsidiary that, together with its Subsidiaries, has (i) Consolidated Total Assets in excess of 3.0% of the Consolidated Total Assets of Parent and its Subsidiaries on a consolidated basis as of the date of the most recent consolidated balance sheet of Parent or (ii) consolidated total revenues in excess 3.0% of the consolidated total revenues of Parent and its Subsidiaries on a consolidated basis for the most recently ended four fiscal quarters for which internal financial statements of Parent are available immediately preceding such calculation date; provided that at no time shall any Subsidiary that is not a Material Subsidiary, when taken together with all other Subsidiaries that are not Material Subsidiaries, in each case together with their respective Subsidiaries, have (i) Consolidated Total Assets with a value in excess of 7.5% of the Consolidated Total Assets of Parent and its Subsidiaries on a consolidated basis or (ii) consolidated total revenues in excess of 7.5% of the consolidated total revenues of Parent and its Subsidiaries on a consolidated basis. For the avoidance of doubt, each Loan Party is a Material Subsidiary.
“Maturity Date” means the earlier of (a) March 30, 2020, and (b) the date that is 60 days before the stated maturity date of any portion of the Existing Debt, if (in the case of this clause (b)) on such date the aggregate principal amount of all Existing Debt outstanding that would mature on or before such 60th day exceeds $50,000,000. References in the Agreement to “181 days after the Maturity Date” shall mean the Maturity Date as determined pursuant to clause (a) of this definition.
“Maximum Revolver Amount” means $550,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c)(i) and Section 2.4(c)(ii) of the Agreement and as may be increased pursuant to Section 2.16.
“Mobile Equipment” means any forklifts, trailers, graders, dump trucks, water trucks, grapple trucks, lift trucks, flatbed trucks, fuel trucks, other trucks, dozers, cranes, loaders, skid steers, excavators, back hoes, shovels, drill crawlers, other drills, scrappers, graders, gondolas, flat cars, ore cars, shuttle cars, jenny cars, conveyors, locomotives, miners, other rail cars, and any other vehicles, mobile equipment and other equipment similar to any of the foregoing.
“Moody’s” has the meaning specified therefor in the definition of Domestic Cash Equivalents.
“Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by a Borrower or one of its Subsidiaries in favor of Agent or the Australian Security Trustee, in form and substance reasonably satisfactory to Agent, that encumber the Real Property Collateral.
“Multiemployer Plan” means any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA with respect to which any Loan Party or any of its Subsidiaries or their respective ERISA Affiliates has an obligation to contribute or has any liability, contingent or otherwise or could be assessed Withdrawal Liability assuming a complete or partial withdrawal from any such multiemployer plan.
“National Flood Insurance Program” means the program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as revised by the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor statute thereto, that mandates the purchase of flood insurance to cover real property improvements located in Special Flood Hazard Areas in participating communities and provides protection to property owners through a U.S. federal insurance program.
“Net Book Value” means, with respect to Equipment, the net book value under GAAP (but net of delivery charges, sales tax, federal excise tax and other costs incidental to the purchase thereof) as reported by Borrowers to Agent; provided that for purposes of the calculation of the U.S. Borrowing Base or the

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Australian Borrowing Base, the Net Book Value of the Equipment shall not include (a) the portion of the value of the Equipment equal to the profit earned by any Affiliate of Parent on the sale thereof to any Loan Party, or (b) write-ups or write-downs in value with respect to currency exchange rates.
“Net Orderly Liquidation Value” means, with respect to Equipment or Inventory, the orderly liquidation value of such Equipment or Inventory determined for each category of such Equipment or Inventory (but net of all associated costs and expenses of such liquidation) as specified in the most recent appraisal received by Agent from an appraisal company reasonably acceptable to Agent in its Permitted Discretion. With respect to Eligible Equipment, the Net Orderly Liquidation Value shall be determined as of the date of each Borrowing Base Certificate giving effect to depreciation and assuming that since the last appraisal the ratio of Net Book Value to Net Orderly Liquidation Value has remained constant.
“Non-Consenting Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.
“Non-Defaulting Lender” means each Lender other than a Defaulting Lender.
“Notification Event” means (a) the occurrence of a “reportable event” described in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC with respect to a Pension Plan, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan or Multiemployer Plan by the PBGC, (e) any other event or condition that would constitute grounds under Sections 4042(a)(1)-(3) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Employee Benefit Plan or the existence of any facts or circumstances that would reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal of any Loan Party or ERISA Affiliate from a Multiemployer Plan or the receipt of notification that a partial or complete withdrawal has occurred (other than any withdrawal that would not constitute an Event of Default under Section 8.12), (h) the reorganization or insolvency of a Multiemployer Plan under ERISA, (i) the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan under ERISA including the filing of a notice of reorganization, insolvency or termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA, (j) any Pension Plan being in “at risk status” within the meaning of IRC Section 430(i), (k) receipt of notification by any Loan Party or ERISA Affiliate that any Multiemployer Plan being in “endangered status” or “critical status” within the meaning of IRC Section 432(b) or the determination that any Multiemployer Plan is insolvent or in reorganization within the meaning of Title IV of ERISA, (l) with respect to any Pension Plan, any Loan Party or ERISA Affiliate incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) the failure of any Pension Plan to meet the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 or 430 of the IRC or Section 302 of ERISA), in each case, whether or not waived, (n) the filing of an application for a waiver of the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 or 430 of the IRC or Section 302 of ERISA) with respect to any Pension Plan, or (o) any event that results in or would reasonably be expected to result in a liability by a Loan Party pursuant to the excise tax provisions of the IRC relating to Employee Benefit Plans or (p) any Foreign Benefit Event.
“Obligations” means the U.S. Obligations and the Australian Obligations; provided that the Obligations shall not include any Excluded Swap Obligations.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Offshore Associate” shall mean an Associate (a)(x) which is a non-resident of Australia and does not become a Lender or receive payment in carrying on a business in Australia at or through a permanent

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establishment of the Associate in Australia or (y) which is a resident of Australia and which becomes a Lender or receives a payment in carrying on a business in a country outside Australia at or through a permanent establishment of the Associate in that country; and (b) which does not become a Lender and receive payment in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme.
“OID” means original issue discount.
“Originating Lender” has the meaning specified therefor in Section 13.1(e) of the Agreement.
“Other Canadian Entities” means each subsidiary of Parent (other than the CCAA entities) organized under the laws of Canada or any province thereof and Wabush Iron Co. Limited, an Ohio corporation, including, for the avoidance of doubt, Wabush Mines, an unincorporated joint venture and Knoll Lake Minerals Limited, a company organized under the laws of Canada, other than any subsidiary of Cliffs Natural Resources Exploration Inc.
“Overadvance” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.1, Section 2.11, or Section 2.12.
“Parent” has the meaning specified therefor in the preamble to the Agreement.
“Participant” has the meaning specified therefor in Section 13.1(e) of the Agreement.
“Participant Register” has the meaning set forth in Section 13.1(i) of the Agreement.
“Participating Member State” means any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.
“Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.
“Patriot Act” has the meaning specified therefor in Section 4.13 of the Agreement.
“Payment Conditions” means with respect to any proposed transaction, that (1) no Default or Event of Default has occurred and is continuing or would result therefrom; (1) Borrowers’ Excess Availability for each of the 30 consecutive days immediately preceding the date of such transaction, and both immediately before and immediately after giving effect to such transaction, is in excess of 20% of the Maximum Revolver Amount; and (1) immediately after giving pro forma effect to such transaction, the Fixed Charge Coverage Ratio of Parent and its Subsidiaries is at least 1.10:1.00 as of the 12-month period ending as of the most recently ended fiscal quarter (calculated assuming that such transaction was consummated as of the end of such fiscal quarter).
“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.
“Pension Plan” means any employee benefit plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV or Section 302 of ERISA or Sections 412 or 430 of the IRC sponsored, maintained, or contributed to by any Loan Party, Subsidiary or their respective ERISA Affiliates or to which any Loan Party, Subsidiary or their respective ERISA Affiliate has any liability, contingent or otherwise.
“Perfection Certificates” means the certificates substantially in the forms of Exhibit P-1 and Exhibit P-2 to the Agreement.
“Permitted Acquisition” means any Acquisition so long as:

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(a)    no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual,
(b)    for any Permitted Acquisition pursuant to which the aggregate purchase price is greater than $50,000,000, Borrowers have provided Agent with five (5) Business Days’ (or such shorter period as Agent may agree) prior notice, and such information, including historical financial statements and projections, as Agent shall have reasonably requested (to the extent available),
(c)    for any Permitted Acquisition pursuant to which the aggregate purchase price is greater than $50,000,000, Borrowers have provided Agent with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC) created by adding the historical combined financial statements of Parent (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, Parent and its Subsidiaries (i) would have been in compliance with the financial covenant in Section 7 of the Agreement (regardless of whether a Financial Covenant Period is then in effect) for the fiscal quarter ended immediately prior to the proposed date of consummation of such proposed Acquisition and (ii) are projected to be in compliance with the financial covenant in Section 7 of the Agreement (regardless of whether a Financial Covenant Period is then in effect) for each of the four (4) fiscal quarters in the period ended one year after the proposed date of consummation of such proposed Acquisition,
(d)    the Payment Conditions will be satisfied, and
(e)    the subject assets or Equity Interests, as applicable, are being acquired directly by a Borrower or one of its Subsidiaries that is a Loan Party, and, in connection therewith, the applicable Loan Party shall have complied with Section 5.11 or 5.12 of the Agreement, as applicable.
“Permitted Discretion” means a determination made in good faith based upon the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.
“Permitted Dispositions” means:
(a)    sales, abandonment, or other dispositions of any personal property or Real Property that, in the reasonable judgment of any Borrower or any of its Subsidiaries, has become obsolete, worn out or no longer used or useful or, except with respect to personal property included in the Borrowing Base, has become uneconomic, in each case in the ordinary course of business and (ii) licenses, leases or subleases of Real Property or personal property in the ordinary course of business so long as such licenses, leases or subleases do not individually or in the aggregate interfere in any material respect with the ordinary conduct of the business of Borrowers and their Subsidiaries,
(b)    sales of Inventory to buyers in the ordinary course of business,
(c)    the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents,
(d)    the licensing or sublicensing of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,
(e)    the granting of Permitted Liens,

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(f)    the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof,
(g)    any involuntary loss, damage or destruction of property,
(h)    any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,
(i)    the licensing, leasing or subleasing of assets (other than Real Property) of any Borrower or its Subsidiaries in the ordinary course of business,
(j)    the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Parent,
(k)    the lapse or abandonment of registered patents, trademarks, copyrights and other intellectual property of any Borrower or any of its Subsidiaries to the extent that, in the reasonable judgment of such Borrower or Subsidiary, such intellectual property is not economically desirable in the conduct of its business,
(l)    the making of Restricted Payments (in cash or stock) that are expressly permitted to be made pursuant to the Agreement,
(m)    the making of Permitted Investments (in cash) or the consummation of a transaction permitted by Section 6.3,
(n)    the sale, transfer, lease or other disposition of assets (i) from any Loan Party to another Loan Party, (ii) from any Subsidiary of any Borrower that is not a Loan Party to any Loan Party or any other Subsidiary of any Borrower, or (iii) from any Loan Party to a Subsidiary that is not a Loan Party, in the case of this clause (iii) only, in an aggregate amount not exceed $10,000,000 during the term of this Agreement,
(o)    dispositions of assets acquired by Borrowers and the Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed disposition so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value of such assets and for at least 75% cash, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of Borrowers and their Subsidiaries, (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition and (iv) if any such assets consist of ABL Collateral that are of a type included in the Borrowing Base and have a fair market value in excess of $5,000,000, the Parent shall have delivered an updated Borrowing Base Certificate reflecting the disposition of those assets,
(p)    sales or dispositions set forth on Schedule P-3 to the Agreement,
(q)    sales or dispositions of assets not otherwise permitted in clauses (a) through (p) above so long as (i) made at fair market value for at least 75% cash, (ii) if any such assets consist of ABL Collateral that are of a type included in the Borrowing Base and have a fair market value in excess of $5,000,000, the Parent shall have delivered an updated Borrowing Base Certificate reflecting the disposition of those assets and (iii) the aggregate fair market value of all assets disposed of during the term of the Agreement (including the proposed disposition) would not exceed $100,000,000,
(r)    sales or dispositions of assets for fair market value and at least 75% cash so long as (i) the Payment Conditions are satisfied and (ii) if any such assets consist of ABL Collateral that are of a type included in the Borrowing Base and have a fair market value in excess of $5,000,000, the Parent shall have delivered an updated Borrowing Base Certificate reflecting the disposition of those assets, and

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(s)    parting with possession by an Australian Loan Party of goods to any mining contractor in the ordinary course of business where the Australian Loan Party retains ownership of those goods and (if the parting with possession constitutes a security interest under the Australian PPSA) it has perfected an appropriate security interest against the relevant mining contractor in accordance with the Australian PPSA which covers those goods, provided that (i) for purposes of clauses (o), (q) and (r) above the following shall be deemed cash with respect to the disposition of assets (other than ABL Collateral) (A) the repayment or assumption by the transferee of Indebtedness secured by Liens with a priority to the Liens securing the Obligations (other than Indebtedness incurred in contemplation of such disposition), (B) the repayment or assumption by the transferee of liabilities (as shown on the Parent’s most recent balance sheet or in the notes thereto), other than liabilities that are subordinated in right of payment to the Obligations, (C) any securities, notes or other obligations received by any Loan Party that are, within 180 days of the disposition of such assets, converted by such Loan Party into cash or Cash Equivalents and (D) any Designated Non-Cash Consideration received by such Loan Party in such disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this proviso that has at that time not been converted into cash or Cash Equivalents not to exceed the greater of (x) $75.0 million and (y) 2.0% of Consolidated Net Tangible Assets at the time of the receipt of such Designated Non-Cash Consideration (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value), (ii) in no event shall any disposition of any material portion of the U.S. Iron Ore Business, constitute a Permitted Disposition, (iii) in connection with a disposition of assets (other than ABL Collateral) owned by any Australian Loan Party or the disposition of any Equity Interests of any Australian Loan Party, in each case made pursuant to clause (r) above, clause (C) of the definition of “Payment Conditions” need not be satisfied, (iv) in connection with a sale of any portion of Parent’s North American coal operations, (A) clause (C) of the definition of “Payment Conditions need not be satisfied, (B) any 75% cash consideration requirement need not be satisfied and (C) the deemed cash items provided for in clause (i) of this proviso shall also apply to dispositions of ABL Collateral, and (v) in connection with a disposition of assets of any Canadian Entity or the disposition of any Equity Interests of a Canadian Entity made pursuant to clause (r) above, the Payment Conditions need not be satisfied.
“Permitted Indebtedness” means:
(a)    Indebtedness evidenced by the Agreement or the other Loan Documents,
(b)    Indebtedness set forth on Schedule P-4 to the Agreement and any Refinancing Indebtedness in respect of such Indebtedness,
(c)    Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness; provided, that the aggregate outstanding principal amount of such Indebtedness incurred or guaranteed by the Loan Parties shall not exceed $100,000,000 at any one time,
(d)    endorsement of instruments or other payment items for deposit,
(e)    Indebtedness (i) incurred in the ordinary course of business in respect of surety and appeal bonds, performance bonds, bid bonds, appeal bonds, reclamation bonds, completion guarantee and similar obligations, or any similar financial assurance obligations under Environmental Laws or worker’s compensation laws or with respect to self-insurance obligations and (ii) consisting of guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions,
(f)    (i) Indebtedness of any Borrower that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (A) no Event of Default has occurred and is continuing or would result therefrom, (B) such Indebtedness is not incurred for working capital purposes, (C) such Indebtedness does not mature prior to the date that is 181 days after the Maturity Date, (D) such Indebtedness does not amortize until 181 days after the Maturity Date,

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(E) such Indebtedness does not provide for the payment of interest thereon in cash or Cash Equivalents other than current market interest, as determined by the Parent in its reasonable business judgment, (F) if such Indebtedness is secured (1) the Liens securing such Indebtedness must be pari passu with or junior to the Liens securing either the Senior Secured Notes or the Exchange Notes, (2) the Liens securing such Indebtedness are subject to an intercreditor agreement in form and substance reasonably satisfactory to Agent (it being agreed the form and substance of the Intercreditor Agreement is acceptable), (3) such Indebtedness shall not be secured by ABL Collateral and (4) on a pro forma basis after giving effect to such Indebtedness, the Parent’s “Consolidated Secured Leverage Ratio” (as defined in the Senior Secured Notes Indenture as of the date hereof) does not exceed 2.50:1.00 and (G) on a pro forma basis after giving effect to such Indebtedness, Parent is in compliance with the financial covenant set forth in Section 7 of this Agreement (regardless of whether a Financial Covenant Period is then in effect), and (ii) any Refinancing Indebtedness in respect of such Indebtedness,
(g)    Acquired Indebtedness and any Refinancing Indebtedness in respect thereof in an aggregate principal amount not to exceed $25,000,000 outstanding at any one time,
(h)    Indebtedness (i) incurred in the ordinary course of business under performance, surety, statutory, or appeal bonds or guarantees, and completion guarantees (or obligations in respect of letters of credit related thereto in an amount not to exceed $15,000,000 outstanding at any one time) and (ii) in respect of letters of credit which are backstopped or supported by a Letter of Credit issued hereunder,
(i)    Indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Borrower or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,
(j)    the incurrence by Parent or any of its Subsidiaries of Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes,
(k)    Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), Cash Management Services, or other Bank Products,
(l)    Guaranty Obligations in respect of Indebtedness otherwise permitted under this definition; provided that any guaranty by a Loan Party of Indebtedness of a Subsidiary that is not a Loan Party must be permitted by clause (q) of the definition of “Permitted Investment”,
(m)    contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions,
(n)    Indebtedness composing Permitted Investments (other than clause (u)(i) of the definition thereof),
(o)    Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,
(p)    Indebtedness of any Borrower or its Subsidiaries in respect of earn-outs owing to sellers of assets or Equity Interests to such Borrower or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions and any Refinancing Indebtedness in respect of such Indebtedness,

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(q)    Indebtedness incurred in connection with any sale/leaseback transaction and any Refinancing Indebtedness in respect of such Indebtedness; provided, that such Indebtedness incurred from and after the Closing Date shall be in an aggregate principal amount not to exceed $100,000,000 at any time outstanding,
(r)    customer advances for prepayment of ore sales,
(s)    accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness,
(t)    Indebtedness evidenced by the Existing Senior Notes in an aggregate principal amount not to exceed the aggregate principal amount thereof outstanding on the Closing Date (after giving effect to any exchange offers in respect thereof consummated on or before the Closing Date), and any Refinancing Indebtedness in respect thereof,
(u)    (i) Indebtedness evidenced by the Senior Secured Notes (and any Refinancing Indebtedness in respect thereof) in an aggregate principal amount not to exceed $540,000,000 at any one time outstanding, (ii) Indebtedness evidenced by the Exchange Notes (and any Refinancing Indebtedness in respect thereof) in an aggregate principal amount not to exceed $1,250,000,000 at any one time outstanding and (iii) Indebtedness that is secured by Liens that are pari passu with or junior to the Liens securing either the Senior Secured Notes or the Exchange Notes in an aggregate principal amount not to exceed the greater of (x) an amount equal to (1) $1,250,000,000 minus (2) the principal amount of Indebtedness incurred pursuant to clause (u)(i) above and (y) an amount that, on a pro forma basis upon giving effect the incurrence thereof, would not cause Parent’s “Consolidated Secured Leverage Ratio” (as defined in the Senior Secured Notes Indenture as of the date hereof) to exceed 2.50:1.00 (and any Refinancing Indebted in respect of any such Indebtedness), so long as, in the case of this clause (iii), (A) the Liens securing such Indebtedness are subject to an intercreditor agreement in form and substance satisfactory to Agent (it being agreed the form and substance of the Intercreditor Agreement is acceptable), (B) such Indebtedness does not mature prior to the date that is 181 days after the Maturity Date, (C) such Indebtedness does not amortize until 181 days after the Maturity Date, and (D) after giving effect to the incurrence of any such Indebtedness after the Closing Date, Parent is in compliance with the financial covenant set forth in Section 7 of this Agreement (regardless of whether a Financial Covenant Period is then in effect),
(v)    any other unsecured Indebtedness incurred by any Borrower or any of its Subsidiaries so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) such Indebtedness does not mature prior to the date that is 181 days after the Maturity Date, (iii) such Indebtedness does not amortize until 181 days after the Maturity Date and (iv) after giving effect to the incurrence of any such Indebtedness, Parent is in compliance with the financial covenant set forth in Section 7 of this Agreement (regardless of whether a Financial Covenant Period is then in effect); provided that conditions (ii) and (iii) above shall not be required to be satisfied with respect to Indebtedness in an aggregate principal amount not to exceed $25,000,000 during the term of the Agreement,
(w)    Indebtedness of Excluded Subsidiaries (i) listed on Schedule E-3 and any Refinancing Indebtedness in respect of such Indebtedness, and (ii) other Indebtedness in an aggregate amount at any time outstanding not to exceed $75,000,000,
(x)    Guaranty Obligations of Indebtedness of the Canadian Entities existing as of the Closing Date, and
(y)    Permitted Intercompany Advances and Contributions.
“Permitted Intercompany Advances and Contribution” means loans, advances or capital contributions made by (a) a U.S. Loan Party to another U.S. Loan Party, (b) an Australian Loan Party to another Australian Loan Party or a U.S. Loan Party, (c) a Subsidiary of a Borrower that is not a Loan Party

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to a Canadian Entity or another Subsidiary of a Borrower that is not a Loan Party, (d) a Subsidiary of a Borrower that is not a Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, (e) a Loan Party to a Joint Venture so long as such loans, advances or capital contributions are required by and made in accordance with the Joint Venture Agreements as in effect on the date hereof, and (f) a Loan Party to a Subsidiary or Canadian Entity, the sum of which shall not exceed an aggregate amount equal to $150,000,000 at any time outstanding (of which the sum, without duplication, of (1) the aggregate amount of Investments made in, to or on behalf of the Canadian Entities from and after the Canadian Restructuring Commencement Date under this clause (f) and (2) the aggregate amount of payments made by any Loan Party from and after the Closing Date under any “e-payables” program of Parent or any of its Subsidiaries in respect of amounts due to any supplier or vendor of the Canadian Entities, shall not exceed an aggregate amount equal to $100,000,000), provided that with respect to a Canadian Entity, from and after the Canadian Restructuring Commencement Date for such Canadian Entity, any Investments made under clause (f) hereof in or to the Canadian Entities shall be made in the form of intercompany loans that are secured by the assets of the Canadian Entities.
“Permitted Investments” means:
(a)    Investments in cash and Cash Equivalents,
(b)    Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,
(c)    advances made in connection with purchases of goods or services in the ordinary course of business,
(d)    Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,
(e)    Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date in their respective Subsidiaries and the Canadian Entities and other Investments set forth on Schedule P-1 to the Agreement,
(f)    guarantees and other contingent liabilities permitted under the definition of Permitted Indebtedness (other than clause (n) thereof),
(g)    Permitted Intercompany Advances and Contributions,
(h)    Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,
(i)    deposits of cash made in the ordinary course of business to secure performance of operating leases,
(j)    loans and advances to employees, officers, and directors of a Borrower or any of its Subsidiaries for bona fide business purposes in the ordinary course of business,
(k)    Permitted Acquisitions,
(l)    acquisitions of property, plant and equipment to be used in the ordinary course of business,

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(m)    Investments so long as the Payment Conditions are satisfied,
(n)    Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to Indebtedness that is permitted under clause (j) of the definition of Permitted Indebtedness,
(o)    equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law,
(p)    Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition,
(q)    so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $25,000,000 during the term of the Agreement,
(r)    Hedge Obligations incurred in the ordinary course of business and not for speculative purposes,
(s)    mergers, consolidations or amalgamations permitted by Section 6.3,
(t)    Investments in securities of trade creditors or customers in the ordinary course of business that are received (i) in settlement of bona fide disputes or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or (ii) in the settlement of debts created in the ordinary course of business,
(u)    [reserved], and
(v)    Investments in Joint Ventures in the United States existing as of the Closing Date for the purpose of financing such entities’ (i) operating expenses incurred in the ordinary course of business, (ii) reasonable Capital Expenditures and (iii) other reasonable obligations that are accounted for by the Parent and its Subsidiaries as increases in equity in such Joint Ventures.
“Permitted Liens” means
(a)    Liens granted to, or for the benefit of, Agent or the Australian Security Trustee to secure the Obligations or any portion thereof,
(b)    Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent by more than 30 days, or (ii) do not have priority over Agent’s or the Australian Security Trustee’s Liens with respect to the ABL Collateral and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,
(c)    judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of the Agreement,
(d)    Liens set forth on Schedule P-2 to the Agreement, any continuation or extension thereof; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to the Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,
(e)    the interests of lessors under operating leases and non-exclusive licensors under license agreements,

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(f)    purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) in the case of Permitted Purchase Money Indebtedness described in clauses (a) and (b) of the definition thereof, (A) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (B) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof, and (ii) in the case of Permitted Purchase Money Indebtedness described in clauses (a) through (c) of the definition thereof, such Lien does not attach to ABL Collateral (other than with respect to Permitted Purchase Money Indebtedness (and Refinancing Indebtedness in respect thereof) in an aggregate principal amount not to exceed $50,000,000 at any time outstanding secured by Mobile Equipment (and not any other ABL Collateral) but only to the extent that Parent shall have delivered a notice to Agent clearly identifying the Mobile Equipment subject to such Lien prior to the granting of such Lien),
(g)    Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent by more than 30 days, or (ii) are the subject of Permitted Protests,
(h)    Liens on amounts deposited to secure any Borrower’s and its Subsidiaries obligations in connection with worker’s compensation or other unemployment insurance,
(i)    Liens on amounts deposited to secure any Borrower’s and its Subsidiaries obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,
(j)    Liens on amounts deposited to secure any Borrower’s and its Subsidiaries reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business,
(k)    with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof,
(l)    non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,
(m)    Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,
(n)    rights of setoff, bankers’ liens and other similar Liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business,
(o)    Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,
(p)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,
(q)    Liens solely on any cash earnest money deposits made by a Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition,
(r)    Liens assumed by any Borrower or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness,

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(s)    Liens on the Collateral securing the Senior Secured Notes, the Exchange Notes, and any Indebtedness that is pari passu thereto incurred pursuant to clause (f) or (u) of the definition of Permitted Indebtedness and Refinancing Indebtedness in respect thereof, so long as such Liens are subject to the Intercreditor Agreement,
(t)    Liens in the nature of royalties, dedications of reserves or similar rights or interests granted, taken subject to or otherwise imposed on properties consistent with normal practices in the mining industry,
(u)    leases or subleases of properties, in each case entered into in the ordinary course of business so long as such leases or subleases do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of Borrowers or their respective Subsidiaries or (ii) materially impair the use or the value of the property subject thereto,
(v)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business in accordance with the past business practices of such Person, and any products or proceeds thereof to the extent covered by such Liens,
(w)    the filing of UCC financing statements in connection with operating leases, consignment of goods or bailment agreements,
(x)    Liens on assets of a Subsidiary that is not a Loan Party in favor of a Borrower or a Subsidiary of a Borrower,
(y)    Liens created solely for the purpose of securing Indebtedness permitted by clause (q) of the definition of “Permitted Indebtedness”; provided that any such Liens attach only to the property being leased or acquired pursuant to such Indebtedness and do not encumber any other property (other than any products or proceeds thereof to the extent covered by such Liens),
(z)    Liens on (i) letters of credit securing another standby letter of credit and (ii) cash or Cash Equivalents securing reimbursement or counterindemnity obligations with respect to any standby letter of credit as to which the aggregate amount of the obligations secured thereby does not exceed $15,000,000 at any time outstanding,
(aa)    Liens on the assets of Excluded Subsidiaries securing Indebtedness of Excluded Subsidiaries permitted under clause (w) of the definition of “Permitted Indebtedness”,
(bb)    Liens in the nature of royalties, dedications of reserves or similar rights or interests granted, taken subject to or otherwise imposed on properties consistent with normal practices in the iron ore or coal mining industries,
(cc)    an interest that is a security interest by virtue only of the operation of section 12(3) of the Australian PPSA,
(dd)    Liens over Australian Featherweight Collateral (other than any registered mining mortgage over any Australian Mine Site upon which any Australian ABL Collateral is located unless a Collateral Access Agreement has been executed by the mortgagee),
(ee)    other Liens (other than Liens on ABL Collateral) as to which the aggregate amount of the obligations secured thereby does not exceed $25,000,000 at any time outstanding, and
(ff)    Liens over the Existing NAB Accounts in favor of National Australia Bank Limited.
“Permitted Protest” means the right of any Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject

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of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on such Borrower’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted by such Borrower or its Subsidiary, as applicable, in good faith, and (c) with respect to any Lien on ABL Collateral, Agent or Australian Security Trustee, as applicable, is satisfied in its Permitted Discretion that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s or Australian Security Trustee’s Liens on such ABL Collateral.
“Permitted Purchase Money Indebtedness” means, as of any date of determination, (a) purchase money Indebtedness, including any such Indebtedness assumed in connection with a Permitted Acquisition, (b) Capitalized Lease Obligations, including any such obligations assumed in connection with a Permitted Acquisition, and (c) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including any indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on such assets before the acquisition thereof, and any Refinancing Indebtedness thereof, provided that, with respect to the Indebtedness described in clause (c) of this definition (“Project Indebtedness”), (w) such Project Indebtedness is incurred before or within 180 days after such acquisition or the completion of such construction or improvement, (x) such Project Indebtedness shall be secured only by the property acquired, constructed or improved in connection with the incurrence of such Project Indebtedness, (y) with respect to such Project Indebtedness assumed in connection with a Permitted Acquisition, the amount of such Project Indebtedness shall not exceed 100% of the total consideration paid in connection with such Permitted Acquisition and (z) with respect to Project Indebtedness incurred to finance the acquisition of any fixed or capital assets, such Project Indebtedness shall constitute not more than 100% of the aggregate consideration paid with respect to such fixed or capital assets; provided, further that Parent shall be in pro forma compliance with the financial covenant set forth in Section 7 of this Agreement (regardless of whether a Financial Covenant Period is then in effect) after giving effect to any such Indebtedness described in clauses (a) through (c) of this definition.
“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.
“Platform” has the meaning specified therefor in Section 18.9(c) of the Agreement.
“Pounds Sterling” shall mean British Pounds Sterling or any successor currency in the United Kingdom.
“Prime Rate” the rate of interest announced by Bank of America from time to time as its prime rate. Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate publicly announced by Bank of America shall take effect at the opening of business on the day specified in the announcement.
“Pro Rata Share” means, as of any date of determination:
(a)    with respect to a Lender’s obligation to make all or a portion of the U.S. Revolving Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the U.S. Revolving Loans, and with respect to all other computations and other matters related to the U.S. Revolver Commitments or the U.S. Revolving Loans, the percentage obtained by dividing (i) the U.S. Revolving Loan Exposure of such Lender by (ii) the aggregate U.S. Revolving Loan Exposure of all Lenders,
(b)    with respect to a Lender’s obligation to participate in the U.S. Letters of Credit, with respect to such Lender’s obligation to reimburse any U.S. Issuing Bank, and with respect to such Lender’s right to receive payments of U.S. Letter of Credit Fees, and with respect to all other computations and other matters

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related to the U.S. Letters of Credit, the percentage obtained by dividing (i) the U.S. Revolving Loan Exposure of such Lender by (ii) the aggregate U.S. Revolving Loan Exposure of all Lenders; provided, that if all of the U.S. Revolving Loans have been repaid in full and all U.S. Revolver Commitments have been terminated, but U.S. Letters of Credit remain outstanding, Pro Rata Share under this clause shall be determined as if the U.S. Revolver Commitments had not been terminated and based upon the U.S. Revolver Commitments as they existed immediately prior to their termination,
(c)    with respect to a Lender’s obligation to make all or a portion of the Australian Revolving Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Australian Revolving Loans, and with respect to all other computations and other matters related to the Australian Revolver Commitments or the Australian Revolving Loans, the percentage obtained by dividing (i) the Australian Revolving Loan Exposure of such Lender by (ii) the aggregate Australian Revolving Loan Exposure of all Lenders,
(d)    with respect to a Lender’s obligation to participate in the Australian Letters of Credit, with respect to such Lender’s obligation to reimburse any Australian Issuing Bank, and with respect to such Lender’s right to receive payments of Australian Letter of Credit Fees, and with respect to all other computations and other matters related to the Australian Letters of Credit, the percentage obtained by dividing (i) the Australian Revolving Loan Exposure of such Lender by (ii) the aggregate Australian Revolving Loan Exposure of all Lenders; provided, that if all of the Australian Revolving Loans have been repaid in full and all Australian Revolver Commitments have been terminated, but Australian Letters of Credit remain outstanding, Pro Rata Share under this clause shall be determined as if the Australian Revolver Commitments had not been terminated and based upon the Australian Revolver Commitments as they existed immediately prior to their termination, and
(e)    with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.6 of the Agreement), the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender by (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full, all Letters of Credit have been made the subject of Letter of Credit Collateralization, and all Revolver Commitments have been terminated, Pro Rata Share under this clause shall be determined as if the Revolving Loan Exposures had not been repaid, collateralized, or terminated and shall be based upon the Revolving Loan Exposures as they existed immediately prior to their repayment, collateralization, or termination.
“Projections” means Parent’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Parent’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.
“Protective Advances” has the meaning specified therefor in Section 2.3(f)(iv) of the Agreement.
“Public Lender” has the meaning specified therefor in Section 18.9(c) of the Agreement.
“Purchase Price” means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (including the fair market value of any Equity Interests of Parent issued in connection with such Acquisition), paid or delivered by a Borrower or one of its Subsidiaries in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent), but excluding therefrom (a) any cash of the seller and its Affiliates used to fund any portion of such consideration and (b) any cash or Cash Equivalents acquired in connection with such Acquisition.
“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Loan Parties that is not identifiable proceeds of Collateral and that is held by Bank of America in the account referred to in the definition of Liquidity.

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“Qualified Equity Interest” means and refers to any Equity Interests issued by Parent (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest.
“Real Property” means, collectively, all right, title and interest in and to any and all the parcels of or interests in real property owned or leased by a person or as to which a person otherwise has a possessory interest (including by license or easement), together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures.
“Real Property Collateral” means any Real Property that constitutes “Notes Collateral” as defined in the Senior Secured Notes Indenture.  Notwithstanding anything contained in this Agreement to the contrary, the term “Real Property Collateral” shall not include Excluded Property (as defined in the Guaranty and Security Agreement). In addition, the Agent may agree, in its sole discretion, to exclude from this definition of Real Property Collateral any Building (as defined in the applicable Flood Insurance Laws) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Laws). In such event, notwithstanding any provision in this Agreement, any Mortgage, or any other Loan Document to the contrary, such Building or Manufactured (Mobile) Home shall not be included in this definition of Real Property Collateral and such Building or Manufactured (Mobile) Home shall not be encumbered by any Mortgage.
“Real Property Collateral Requirement” means in the case of Real Property Collateral in which a Loan Party owns an interest, the Borrower shall, and cause each Loan Party to, provide the Agent with, (a) a Mortgage for each Real Property Collateral, duly executed by the appropriate Loan Party, together with evidence that (1) counterparts of the Mortgages have been (i) duly executed, acknowledged and delivered and (ii) properly filed in all filing or recording offices that the Agent reasonably deems necessary or desirable in accordance with customary practices for real property interests of such type and for such location in order to create a valid third priority (subject to Permitted Liens) and subsisting Lien on the property described therein in favor of the Agent for the benefit of the Lenders and (2) all filing, documentary, stamp, intangible and recording taxes and fees have been paid, the delivery of a copy of a recorded Mortgage being sufficient evidence to satisfy the requirements of this clause (a), (b) with respect to any Building (as defined in the applicable Flood Insurance Laws) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Laws) comprising part of a Real Property Collateral that is a Flood Hazard Property, (1) the Parent’s written acknowledgement of receipt of written notification from the Agent as to the fact that such asset is a Flood Hazard Property and as to whether the community in which such Real Property Collateral is located is participating in a National Flood Insurance Program and (2) evidence of flood insurance in form and substance reasonably satisfactory to the Agent not to exceed the maximum amount available under the Flood Insurance Laws, and (c) customary opinions of counsel to the Loan Party mortgagor with respect to the extent applicable to the perfection, enforceability, due authorization, execution and delivery of the applicable Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Agent.
“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.
“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:
(a)    such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,
(b)    such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, (i) are more burdensome in any material respect to the Parent or any of its Subsidiaries than the Indebtedness being refinanced as

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determined by Parent in its reasonable business judgment or (ii) are or could be expected to be materially adverse to the interests of the Lenders; provided that Existing Senior Notes may be refinanced on substantially the same terms as the terms of the Exchange Notes,
(c)    if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that, when taken as a whole, as determined by Parent in its reasonable business judgment, are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and
(d)    the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended; provided that Existing Senior Notes may be refinanced on substantially the same terms as the terms of the Exchange Notes,
(e)    such Refinancing Indebtedness in respect of any Existing Senior Notes does not mature prior to the Maturity Date of the Exchange Notes,
(f)     if such Refinancing Indebtedness in respect of any Existing Senior Notes is secured, such Refinancing Indebtedness shall be subject to an intercreditor agreement in form and substance reasonably acceptable to the Agent, it being agreed the form and substance of the Intercreditor Agreement is acceptable; provided that other than the Existing Senior Notes no unsecured Indebtedness may be refinanced with secured Indebtedness.
“Register” has the meaning set forth in Section 13.1(h) of the Agreement.
“Registered Loan” has the meaning set forth in Section 13.1(h) of the Agreement.
“Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Remedial Action” means all actions required by Environmental Laws or a Governmental Authority taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other similar response actions with respect to Hazardous Materials required by Environmental Laws or a Governmental Authority.
“Replacement Lender” has the meaning specified therefor in Section 2.14(b) of the Agreement.
“Report” has the meaning specified therefor in Section 15.9(c) of this Agreement.
“Required Lenders” means, at any time, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders; provided, that the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders.
“Reserves” means, as of any date of determination, those reserves without duplication to U.S. Receivable Reserves, Australian Receivable Reserves, U.S. Bank Product Reserves, Australian Bank Product Reserves, Australian Priority Payables Reserves, U.S. Dilution Reserves, Australian Dilution Reserves, U.S. Inventory/Equipment Reserves, Australian Inventory/Equipment Reserves, U.S. Hedge

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Reserves and Australian Hedge Reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraphs of Section 2.1(a) and Section 2.1(b), to establish and maintain (including reserves with respect to (a) sums that any Borrower or its Subsidiaries are required to pay under any Section of the Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (b) amounts owing by any Borrower or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the ABL Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s or Australian Security Trustee’s Liens in and to such item of the ABL Collateral) with respect to the U.S. Borrowing Base, the Australian Borrowing Base, the U.S. Maximum Revolver Amount, or the Australian Maximum Revolver Amount.
“Responsible Officer” shall mean any of the President, Chairman, Chief Executive Officer, Chief Operating Officer, Vice Chairman, any Executive Vice President, Chief Financial Officer, General Counsel, Chief Legal Officer, Treasurer or Assistant Treasurer, of Parent.
“Restricted Payment” means to (a) declare or pay any dividend or make any other payment or distribution, directly or indirectly, on account of Equity Interests issued by any Borrower or any of its Subsidiaries or to the direct or indirect holders of Equity Interests issued by such Borrower or such Subsidiary in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by Parent, (b) purchase, redeem, make any sinking fund or similar payment, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving any Borrower or any of its Subsidiaries) any Equity Interests issued by any Borrower or any of its Subsidiaries, and (c) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of any Borrower or any of its Subsidiaries now or hereafter outstanding.
“Revolver Commitment” means, with respect to each Lender, its U.S. Revolver Commitment or its Australian Revolver Commitment, as the context requires, and, with respect to all Lenders, their U.S. Revolver Commitments or their Australian Revolver Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 to the Agreement or in the Assignment and Acceptance or Incremental Amendment pursuant to which such Lender became a Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to Discretionary Commitment Reallocations pursuant to Section 2.2 or assignments made in accordance with the provisions of Section 13.1 of the Agreement.
“Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Revolving Loans (inclusive of Swing Loans and Protective Advances), plus (b) the amount of the Letter of Credit Usage.
“Revolving Lender” means a Lender that has a Revolver Commitment or that has an outstanding Revolving Loan.
“Revolving Loan Exposure” means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitments, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender.
“Revolving Loans” has the meaning specified therefor in Section 2.1(b) of the Agreement and includes any Letter of Credit Disbursement, as provided in Section 2.11(d) and Section 2.12(d).
“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly owned or controlled by a country or its government, (d) a Person located, organized, or resident in or determined to be resident in a country, in

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each case, that is subject to a country-based sanctions program administered and enforced by OFAC, Her Majesty’s Treasury, the European Union, or the United Nations Security Council.
“Sanctioned Person” means a Person named on the Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identification List, and/or the Foreign Sanctions Evaders List maintained by OFAC, Her Majesty’s Treasury, the European Union, or the United Nations Security Council, or any Person owned, directly or indirectly, 50% or more by one or more Persons named on any of the foregoing lists.
“S&P” has the meaning specified therefor in the definition of Domestic Cash Equivalents.
“SEC” means the United States Securities and Exchange Commission and any successor thereto.
“Securities Account” means a securities account (as that term is defined in the Code).
“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.
“Senior Secured Notes” means those certain 8.250% Senior Secured Notes due 2020 issued by Parent on March 30, 2015 in the initial aggregate principal amount of $540,000,000.
“Senior Secured Notes Documents” means the Senior Secured Notes, each Senior Secured Notes Indenture, and all other agreements, documents and instruments entered into now or in the future in connection with the Senior Secured Notes or any Senior Secured Notes Indenture.
“Senior Secured Notes Indenture” means the Indenture, dated March 30, 2015, governing the Senior Secured Notes, by and among Parent, as issuer, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee and collateral agent.
“Settlement” has the meaning specified therefor in Section 2.3(g)(i)(A) of the Agreement.
“Settlement Date” has the meaning specified therefor in Section 2.3(g)(i) of the Agreement.
“Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, and (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
“Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year.
“Specified Event of Default” shall mean any Event of Default arising under Section 8.1, 8.2 (relating to a failure to deliver a Borrowing Base Certificate when required (after the applicable grace period) or a failure to comply with, Section 5.16 or Section 7), 8.4, 8.5, or 8.7 (relating to misrepresentations related to the U.S. Borrowing Base or the Australian Borrowing Base).

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“Specified State” means any one of (a) Australia, (b) Canada, (c) The Netherlands, (d) Luxembourg and (e) the United States of America.
“Spot Rate” means the exchange rate, as determined by Agent, that is applicable to conversion of one currency into another currency, which is (a) the exchange rate reported by Bloomberg (or other commercially available source designated by Agent) as of the end of the preceding business day in the financial market for the first currency; or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding business day in Agent’s principal foreign exchange trading office for the first currency.
“Standard Letter of Credit Practice” means, for any Issuing Bank, any domestic or foreign law or letter of credit practices applicable in the city in which such Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit.
“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. Notwithstanding the foregoing, as used herein and in the Loan Documents, Subsidiary shall not include the Canadian Entities and none of the Canadian Entities shall be deemed to be a Subsidiary of Parent; provided that, notwithstanding the foregoing, (i) the Canadian Entities shall constitute Subsidiaries for purposes of Section 4.9, Section 4.13, Section 4.18, Section 5.8 (as it relates to compliance with laws referred to in Section 4.13 and Section 4.18) and Section 10.3 and (ii) the Other Canadian Entities shall constitute Subsidiaries for purposes of Section 4.11 and Section 5.8 (as it relates to compliance with laws referred to in Section 4.11).
“Supermajority Lenders” means, at any time, Lenders having or holding more than 66 2/3% of the aggregate Revolving Loan Exposure of all Lenders; provided, that (a) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (b) at any time there are two (2) or more Lenders with Revolving Loan Exposure, “Supermajority Lenders” must include at least two (2) Lenders (who are not Affiliates of one another).
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swing Lender” means any U.S. Swing Lender or any Australian Swing Lender.
“Swing Loan” has the meaning specified therefor in Section 2.3(d) of the Agreement.
“Swing Loan Exposure” means, as of any date of determination with respect to any Lender, such Lender’s Pro Rata Share of the Swing Loans on such date.
“Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto.
“Tax Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.
“Trademark Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.

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“Transactions” means (a) the exchange offers for the Existing Senior Notes for up to $1,250,000,000 in aggregate principal amount of Exchange Notes, (b) the offering and issuance of the Senior Secured Notes, (c) the exchange of the Existing Senior Notes validly tendered and accepted for exchange, (d) the occurrence of the Closing Date under the Agreement, (e) the repayment in full in cash of all amounts outstanding under the Existing Credit Facility and the termination of any commitments thereunder, and (f) the payment of fees, costs and expenses incurred in connection with the foregoing transactions.
“Transaction Documents” means the Existing Senior Notes Indenture, the Senior Secured Notes Indenture and the Exchange Notes Indenture, in each case together with all exhibits and schedules thereto.
“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued.
“Unfunded Pension Liability” means, with respect to any Pension Plan at any time, the amount of any of its unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA.
“United States” and “U.S.” mean the United States of America.
“Unused Line Fee” means an Australian Unused Line Fee or a U.S. Unused Line Fee.
“U.S. Additional Documents” has the meaning specified therefor in Section 5.12(a) of the Agreement.
“U.S. Bank Product” means any one or more of the following financial products or accommodations extended to a U.S. Borrower or its Subsidiaries by a U.S. Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, (f) supply chain financing, or (g) transactions under Hedge Agreements.
“U.S. Bank Product Agreements” means those agreements entered into from time to time by a U.S. Borrower or its Subsidiaries with a U.S. Bank Product Provider in connection with the obtaining of any of the U.S. Bank Products.
“U.S. Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by U.S. Borrowers and their Subsidiaries to any U.S. Bank Product Provider pursuant to or evidenced by an U.S. Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all U.S. Hedge Obligations, and (c) all amounts that Agent or any U.S. Revolving Lender is obligated to pay to a U.S. Bank Product Provider as a result of Agent or such U.S. Revolving Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a U.S. Bank Product Provider with respect to the U.S. Bank Products provided by such Bank Product Provider to U.S. Borrowers or their Subsidiaries; provided that in order for any item described in clauses (a), (b), or (c) above, as applicable, to constitute “U.S. Bank Product Obligations”, if the applicable U.S. Bank Product Provider is any Person other than Bank of America or its Affiliates or any Person holding Existing Hedge Obligations, then the applicable U.S. Bank Product must have been provided on or after the Closing Date and Agent shall have received a Bank Product Provider Agreement within ten (10) days after the date of the provision of the applicable U.S. Bank Product to U.S. Borrowers or their Subsidiaries; provided further that the U.S. Bank Product Obligations shall not include any Excluded Swap Obligations.
“U.S. Bank Product Provider” means any U.S. Revolving Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a U.S. Hedge Provider; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute a U.S. Bank Product Provider with respect to a U.S. Bank Product unless and until Agent receives a Bank Product Provider Agreement from such Person

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and with respect to the applicable U.S. Bank Product within ten (10) days after the provision of such U.S. Bank Product to U.S. Borrowers or their Subsidiaries; provided further, that if, at any time, a U.S. Revolving Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute U.S. Bank Product Providers and the obligations with respect to U.S. Bank Products provided by such former U.S. Revolving Lender or any of its Affiliates shall no longer constitute U.S. Bank Product Obligations.
“U.S. Bank Product Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate to establish (based upon the U.S. Bank Product Providers’ determination of the liabilities and obligations of U.S. Borrowers and their Subsidiaries in respect of U.S. Bank Product Obligations) in respect of U.S. Bank Products then provided or outstanding.
“U.S. Blocked Account” means a deposit account located in the U.S. that is subject to a U.S. Control Agreement.
“U.S. Borrowers” means Cliffs Natural Resources Inc., an Ohio corporation, Lake Superior & Ishpeming Railroad Company, a Michigan corporation, The Cleveland-Cliffs Iron Company, an Ohio corporation, Cliffs Mining Company, a Delaware corporation, Northshore Mining Company, a Delaware corporation, United Taconite LLC, a Delaware limited liability company, Cliffs North American Coal LLC, a Delaware limited liability company, Oak Grove Resources, LLC, a Delaware limited liability company, Pinnacle Mining Company, LLC, a Delaware limited liability company, all domestic Subsidiaries of Parent whose assets comprise a portion of the U.S. Borrowing Base and shall include, as applicable, any Subsidiary of Parent organized under the laws of the United States, any State thereof, or the District of Columbia that becomes a Borrower after the Closing Date pursuant to Section 5.11 of the Agreement.
“U.S. Borrowing Base” means, as of any date of determination, the sum of:
(a)    85% of the amount of Eligible Accounts of U.S. Borrowers, plus
(b)    the lesser of (i) the product of 80% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Inventory of the U.S. Borrowers at such time, and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value of Eligible Inventory of U.S. Borrowers at such time, plus
(c)    the lesser of (i) 100% of the Net Book Value of Eligible Equipment of the U.S. Borrowers at such time, and (ii) 85% multiplied by the Net Orderly Liquidation Value of Eligible Equipment of U.S. Borrowers at such time; provided that this clause (c) of the U.S. Borrowing Base shall not account for more than 35% of the availability created by the U.S. Borrowing Base, minus
(d)    the Allocated U.S. Availability (if any) at the time of determination; minus
(e)    the aggregate amount of reserves, if any, established by Agent under Section 2.1(a) of the Agreement.
“U.S. Control Agreement” means, with respect to any applicable deposit or securities account established by a U.S. Loan Party, an agreement, in form and substance reasonably satisfactory to the Agent, establishing Control (as defined in the Uniform Commercial Code) of such an account by the Agent and whereby the Person maintaining such account agrees to comply only with the instructions originated by the Agent without the further consent of any U.S. Loan Party.
“U.S. Designated Account” means the Deposit Account of Administrative Borrower identified on Schedule D-1 to the Agreement (or such other Deposit Account of Administrative Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent).

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“U.S. Designated Account Bank” has the meaning specified therefor in Schedule D-1 to the Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Borrowers to Agent).
“U.S. Dilution Percent” means the percent, determined as of the end of the U.S. Loan Parties’ most recent field examination, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to active Accounts of the U.S. Loan Parties, divided by (b) active gross sales.
“U.S. Dilution Percentage” means at any time, one percentage point (or fraction thereof) for each percentage point (or fraction thereof) by which the U.S. Dilution Percent for the U.S. Loan Parties exceeds five percent (5.0%).
“U.S. Dilution Reserve” means a reserve equal to the product of (x) the U.S. Dilution Percentage times (y) the value of all Eligible Accounts of the U.S. Loan Parties at such time.
“U.S. Dominion Account” a collection account at Bank of America in the United States over which Agent has exclusive control.
“U.S. Excess Availability” means, as of any date of determination, (i) the U.S. Line Cap, minus (ii) the outstanding U.S. Revolver Usage.
“U.S. Extraordinary Advances” has the meaning specified therefor in Section 2.3(f)(iii) of the Agreement.
“U.S. Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of U.S. Borrowers and their Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the U.S. Hedge Providers, including without limitation, the Existing Hedge Obligations; provided, however, that the U.S. Hedge Obligations shall not include any Excluded Swap Obligations.
“U.S. Hedge Provider” means any U.S. Revolving Lender or any of its Affiliates; provided, that no such Person (other than Bank of America or its Affiliates) shall constitute a U.S. Hedge Provider unless and until Agent receives a Bank Product Provider Agreement from such Person and with respect to the applicable Hedge Agreement within 10 days after the execution and delivery of such Hedge Agreement with a U.S. Borrower or its Subsidiaries; provided further, that if, at any time, a U.S. Revolving Lender ceases to be a U.S. Revolving Lender under the Agreement, then, from and after the date on which it ceases to be a U.S. Revolving Lender thereunder, neither it nor any of its Affiliates shall constitute U.S. Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former U.S. Revolving Lender or any of its Affiliates shall no longer constitute U.S. Hedge Obligations.
“U.S. Hedge Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(a), to establish and maintain with respect to the U.S. Hedge Obligations of U.S. Borrowers.
“U.S. Inventory/Equipment Reserves” means, as of any date of determination, (a) Landlord Reserves for locations of any U.S. Borrower, and (b) those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(a), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory or Eligible Equipment of U.S. Borrowers or the U.S. Maximum Revolver Amount.
“U.S. Iron Ore Business” means the iron ore mining, processing, distribution and sales operations, and related assets, of the Parent and its Subsidiaries conducted, or located in, the United States, excluding Cliffs Erie L.L.C., a Delaware corporation and its assets.

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“U.S. Issuing Bank” means Bank of America (or any of its Affiliates) and each other U.S. Revolving Lender appointed by Parent and agreed by the Agent and such U.S. Revolving Lender, in their sole discretion, to become a U.S. Issuing Bank for the purpose of issuing U.S. Letters of Credit pursuant to Section 2.11 of the Agreement, and U.S. Issuing Bank shall be deemed to be a Lender and a U.S. Revolving Lender.
“U.S. Letter of Credit” means a letter of credit (as that term is defined in the Code) or any standby, documentary, bankers acceptance, foreign guarantee, or indemnity issued by a U.S. Issuing Bank for the account of a U.S. Borrower pursuant to the Agreement.
“U.S. Letter of Credit Exposure” means, as of any date of determination with respect to any U.S. Revolving Lender, such U.S. Revolving Lender’s Pro Rata Share of the U.S. Letter of Credit Usage on such date.
“U.S. Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b)(i) of the Agreement.
“U.S. Letter of Credit Indemnified Costs” has the meaning specified therefor in Section 2.11(f) of the Agreement.
“U.S. Letter of Credit Related Person” has the meaning specified therefor in Section 2.11(f) of the Agreement.
“U.S. Letter of Credit Sublimit” means an amount equal to $250,000,000.
“U.S. Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding U.S. Letters of Credit.
“U.S. Line Cap” means, as of any date of determination, the lesser of (a) the U.S. Maximum Revolver Amount and (b) the U.S. Borrowing Base as of such date.
“U.S. Loan Account” has the meaning specified therefor in Section 2.9(a) of the Agreement.
“U.S. Loan Party” means any U.S. Borrower or any guarantor of the U.S. Obligations.
“U.S. Maximum Revolver Amount” means $450,000,000, decreased by the amount of reductions in the U.S. Revolver Commitments made in accordance with Section 2.4(c)(i) of the Agreement, and as the same may be increased pursuant to Section 2.16 or increased or decreased pursuant to Section 2.2.
“U.S. Obligations” means (a) all loans (including the U.S. Revolving Loans (inclusive of U.S. Extraordinary Advances and U.S. Swing Loans)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to U.S. Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the U.S. Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees, Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any U.S. Loan Party arising out of, under, pursuant to, in connection with, or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that the U.S. Loan Parties are required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all U.S. Bank Product Obligations; provided, however, that the U.S. Obligations shall not include any Excluded Swap Obligations. Without limiting the generality of the foregoing, the U.S. Obligations of the U.S. Loan Parties under the Loan Documents include the obligation to pay (i) the

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principal of the U.S. Revolving Loans, (ii) interest accrued on the U.S. Revolving Loans, (iii) the amount necessary to reimburse any U.S. Issuing Bank for amounts paid or payable pursuant to U.S. Letters of Credit, (iv) U.S. Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under the Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any U.S. Loan Party under any Loan Document. Any reference in the Agreement or in the Loan Documents to the U.S. Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.
“U.S. Overadvance” means, as of any date of determination, that the U.S. Revolver Usage is greater than any of the limitations set forth in Section 2.1(a) or Section 2.11, in each case subject to Section 1.7(d).
“U.S. Overadvance Loan” shall mean a U.S. Revolving Loan that is a Base Rate Loan or an Australian Base Rate Loan made when a U.S. Overadvance exists or is caused by the funding thereof.
“U.S. Protective Advances” has the meaning specified therefor in Section 2.3(f)(i) of the Agreement.
“U.S. Receivable Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to the last paragraph of Section 2.1(a), to establish and maintain (including reserves for rebates, discounts, warranty claims, and returns) with respect to the Eligible Accounts of U.S. Borrowers or the U.S. Maximum Revolver Amount.
“U.S. Revolver Commitment” means, with respect to each U.S. Revolving Lender, its U.S. Revolver Commitment, and, with respect to all U.S. Revolving Lenders, their U.S. Revolver Commitments, in each case as such Dollar amounts are set forth beside such U.S. Revolving Lender’s name under the applicable heading on Schedule C-1 to the Agreement or in the Assignment and Acceptance pursuant to which such U.S. Revolving Lender became a U.S. Revolving Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.
“U.S. Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding U.S. Revolving Loans (inclusive of U.S. Swing Loans and U.S. Protective Advances), plus (b) the amount of the U.S. Letter of Credit Usage.
“U.S. Revolving Lender” means a Lender that has a U.S. Revolver Commitment or that has an outstanding U.S. Revolving Loan.
“U.S. Revolving Loan Exposure” means, with respect to any U.S. Revolving Lender, as of any date of determination (a) prior to the termination of the U.S. Revolver Commitments, the amount of such U.S. Revolving Lender’s U.S. Revolver Commitments, and (b) after the termination of the U.S. Revolver Commitments, the aggregate outstanding principal amount of the U.S. Revolving Loans of such U.S. Revolving Lender.
“U.S. Revolving Loans” has the meaning specified therefor in Section 2.1(a) of the Agreement and includes U.S. Letter of Credit Disbursements pursuant to Section 2.11(d).
“U.S. Swing Lender” means Bank of America or any other U.S. Revolving Lender that, at the request of Borrowers and with the consent of Agent agrees, in such U.S. Revolving Lender’s sole discretion, to become the U.S. Swing Lender under Section 2.3(c) of the Agreement.
“U.S. Swing Loan” has the meaning specified therefor in Section 2.3(c) of the Agreement.
“U.S. Swing Loan Exposure” means, as of any date of determination with respect to any U.S. Revolving Lender, such U.S. Revolving Lender’s Pro Rata Share of the U.S. Swing Loans on such date.

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“U.S. Unused Line Fee” has the meaning specified therefor in Section 2.10(b)(i) of the Agreement.
“Voidable Transfer” has the meaning specified therefor in Section 18.8 of the Agreement.
“Withdrawal Liability” means liability with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

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SCHEDULE A-1

AGENT’S ACCOUNT

BANK OF AMERICA, N.A.
NEW YORK, NY
ABA #0260-0959-3
ACCOUNT NAME: BofA Waukesha Collections
ACCOUNT #
REF: [Insert Client or Company Name]

For International Incoming Wires:
Swift Code: BOFAUS3NXXX
CHIPS Routing Number: 959 Bank of America, N.A. United States

SCHEDULE A-2

AUTHORIZED PERSONS

Terrance Paradie
Dwayne Petish
James Graham
Charles Walker
Denise Caruso

SCHEDULE A-3

COMPETITORS

USIO
Essar Steel Minnesota
AK Steel
ArcelorMittal
Rio Tinto- IOC
US Steel
Magnetation

NAC
Jim Walters Resources
Alpha Coal
Arch Coal
Patriot Coal
Coronado Coal
Consol Energy

APIO
Fortescue Metals Group
BHP
Rio Tinto
Vale
Anglo American

SCHEDULE C-1

Revolver Commitments

Name of Lender	Total Commitment	U.S. Revolver Commitment	Australian Revolver Commitment
Bank of America, N.A.	$90,300,000.00	$73,881,818.19	$16,418,181.81
PNC Bank, National Association	$90,200,000.00	$73,800,000.00	$16,400,000.00
Deutsche Bank AG New York Branch	$67,700,000.00	$55,390,909.09	$12,309,090.91
Citizens Bank of Pennsylvania	$65,000,000.00	$53,181,818.18	$11,818,181.82
Regions Bank	$65,000,000.00	$53,181,818.18	$11,818,181.82
Credit Suisse AG	$45,100,000.00	$36,900,000.00	$8,200,000.00
Siemens Financial Services, Inc.	$50,000,000.00	$40,909,090.91	$9,090,909.09
Credit Agricole Corporate and Investment Bank	$36,100,000.00	$29,536,363.64	$6,563,636.36
The Huntington National Bank	$31,600,000.00	$25,854,545.45	$5,745,454.55
Jefferies Finance LLC	$9,000,000.00	$7,363,636.36	$1,636,363.64
TOTAL	$550,000,000.00	$450,000,000.00	$100,000,000.00

SCHEDULE D-1

U.S. DESIGNATED ACCOUNT

PNC Bank, N.A.
Firstside Center, Mail Stop P7-PFSC-03-W
500 First Avenue, Pittsburgh, PA 15219
ABA:
SWIFT:
Bnf A/C:
Bnf:     Cliffs Natural Resource Inc.
200 Public Square, Suite 3300
Cleveland, Ohio 44115

SCHEDULE D-2

AUSTRALIAN DESIGNATED ACCOUNT

Commonwealth Bank of Australia
Level 3, 150 St. Georges Terrace
Perth, Western Australia 6000
SWIFT:
Bnf:     Cliffs Natural Resources Pty Ltd.
Level 12, The Quadrant Building
1 William Street, Perth, WA 6000
Acct No.:

SCHEDULE E-1

EXISTING HEDGE OBLIGATIONS

Lenders	Delivery Date	Trade Date	Currency Pairing	Currency Amount
Citizens Bank, N.A., formerly known as RBS Citizens, N.A.	05/05/2015	06/30/2014	USDCAD	$5,100,000
Citizens Bank, N.A., formerly known as RBS Citizens, N.A.	05/19/2015	06/30/2014	USDCAD	$5,100,000
Citizens Bank, N.A., formerly known as RBS Citizens, N.A.	05/26/2015	06/30/2014	USDCAD	$5,100,000
PNC Bank, National Association	09/01/2015	09/26/2014	USDCAD	$4,200,000
PNC Bank, National Association	09/15/2015	09/26/2014	USDCAD	$4,200,000
PNC Bank, National Association	09/22/2015	09/26/2014	USDCAD	$4,200,000
PNC Bank, National Association	09/29/2015	09/26/2014	USDCAD	$4,200,000
Citizens Bank, N.A., formerly known as RBS Citizens, N.A.	05/12/2015	06/30/2014	USDCAD	$5,100,000
PNC Bank, National Association	09/08/2015	09/26/2014	USDCAD	$4,200,000
.

SCHEDULE E-2

EXISTING LETTERS OF CREDIT

Account Party	L/C Issuer	Expiry Date	Letter of Credit Amount (USD Value)	Beneficiary
Cliffs North American Coal LLC	Bank of America, N.A.	2/28/15	$500,000.00	Alabama Power Company
Northshore Mining Company	Bank of America, N.A.	10/24/15	$4,000,000.00	Minnesota Pollution Control Agency
EIMP	Bank of America, N.A.	11/05/15	$500,000.00	State of Michigan - Bureau of Worker’s Disability Compensation
The Cleveland-Cliffs Iron Company	Bank of America, N.A.	06/30/15	$200,000.00	State of Michigan - Dept of Energy, Labor, Growth
Cliffs Natural Resources Inc.	Bank of America, N.A.	11/19/15	$6,658,929.00	National Union Fire
Cliffs Natural Resources Inc.	Bank of America, N.A.	11/5/15	$1,828,305.00	Northern Natural Gas
Bloom Lake	Bank of America, N.A.	12/1/15	CAD 577,302.00	Montreal/Ministry of Natural Resources
Cliffs Natural Resources Inc.	Bank of America, N.A.	11/24/15	$12,357,352.00	Argonaut Insurance
Cliffs Natural Resources Inc.	Bank of America, N.A.	12/13/15	$23,696,665.15	Chubb Insurance
Cliffs Natural Resources Inc.	Bank of America, N.A.	11/25/15	$46,190,064.77	Travelers Insurance
Bloom Lake	Bank of America, N.A.	12/1/15	$1,540,000.00	Imperial Oil
Cliffs Natural Resources Inc.	Bank of America, N.A.	1/29/16	$1,640,050.00	Bond Safeguard Insurance
Cliffs Natural Resources Inc.	Bank of America, N.A.	12/18/15	$19,099,407.60	The Bank of Nova Scotia
Cliffs Natural Resources Inc.	Bank of America, N.A.	11/2/15	$10,500,000.00	The Bank of Nova Scotia
Cliffs Natural Resources Inc.	Bank of America, N.A.	10/21/15	CAD 1,353,204.30	The Bank of Nova Scotia

SCHEDULE E-3

EXCLUDED SUBSIDIARY INDEBTEDNESS

None.

SCHEDULE I-1

IMMATERIAL SUBSIDIARIES

Cliffs Natural Resources Exploration, Inc.
Cliffs Renewable Energies LLC
Cliffs Reduced Iron Corporation
IronUnits LLC
Cliffs Technical Products LLC
Syracuse Mining Company
Seignelay Resources, Inc.
Cliffs Erie L.L.C.
Cleveland-Cliffs Ore Corporation
Cliffs Marquette, Inc.
The Cleveland-Cliffs Steamship Company
Marquette Iron Mining Partnership
Cliffs Oil Shale Corp.
Northern Conservation, LLC
Republic Wetlands Preserve LLC
Cliffs West Virginia Coal Inc.
Toney’s Fork Land, LLC
Cliffs Logan County Coal, LLC
Southern Eagle Land, LLC
Cliffs Logan County Coal Terminals, LLC
Beard Pinnacle, LLC

SCHEDULE P-1

PERMITTED INVESTMENTS

•	Intercompany Note (Note 34), between Cliffs Natural Resources Holdings Pty Ltd, as Lender, and Cliffs Australia Holdings Pty Ltd, as Borrower, in a principal amount of AUD $31,693,545.18

•
Intercompany Note (Note 78), between Cliffs Natural Resources Luxembourg S.à r.l., as Lender, and Cliffs Natural Resources Holdings Pty Ltd., as Borrower, in the principal amount of AUD $500,000,000.00

•	Intercompany Note (Note 61), between Cliffs Natural Resources Pty Ltd, as Lender, and Cliffs Quebec Iron Mining Ltd., as Borrower, in a principal amount of USD $235,837,012.15

•	Intercompany Note (Note 76), between Luxembourg S.à r.l., as Lender, and Cliffs Natural Resources Inc., as Borrower, in a principal amount of $80,000,000.00

SCHEDULE P-2

PERMITTED LIENS

Loan Party	Jurisdiction of Filing	Filling Office	Filing Date & UCC-1	Secured Party
Lake Superior & Ishpeming Railroad Company	MI	Department of State	09-27-76 #A782006	National Bank of Detroit
Lake Superior & Ishpeming Railroad Company	MI	Department of State	10-26-78 #B007307	Cleveland Trust Co
Lake Superior & Ishpeming Railroad Company	MI	Department of State	10-26-78 #B007308	Cleveland Trust Co

SCHEDULE P-3

PERMITTED DISPOSITIONS

Cliffs Magnetite Holdings Pty Ltd, a wholly-owned subsidiary of Cliffs Asia Pacific Iron Ore Holdings Pty Ltd (“Cliffs Magnetite”), is party to a Sale and Purchase Agreement, Yerecoin Assets between Radar Iron Ltd, Cliffs Magnetite, Sojitz Mineral Development Pty Ltd and NS Iron Ore Development Pty Ltd dated April 17, 2014. Cliffs Magnetite is selling its interest (60%) in the Project Gunnel mining tenements located in Western Australia and related technical information in its possession.
Sale of all of the membership interests of Cliffs Erie LLC, a wholly owned subsidiary of Cliffs Mining Company, or all or a portion of the assets of Cliffs Erie LLC

SCHEDULE P-4

PERMITTED INDEBTEDNESS

•
Intercompany Note (Note 34), between Cliffs Natural Resources Holdings Pty Ltd, as Lender, and Cliffs Australia Holdings Pty Ltd, as Borrower, in an outstanding amount as of the Closing Date equal to AUD $31,693,545.18 **

•
Intercompany Note (Note 78), between Cliffs Natural Resources Luxembourg S.à r.l., as Lender, and Cliffs Natural Resources Holdings Pty Ltd., as Borrower, in the principal amount of AUD $500,000,000.00

•	Intercompany Note (Note 61), between Cliffs Natural Resources Pty Ltd, as Lender, and Cliffs Quebec Iron Mining Ltd., as Borrower, in an initial principal amount of USD $220,000,000.00**

•	Intercompany Note (Note 76), between Luxembourg S.à r.l., as Lender, and Cliffs Natural Resources Inc., as Borrower, in an initial principal amount of $80,000,000.00
**to be pledged
“Portman Limited Facility” means any credit agreement, multi-option facility, facility agreement, loan agreement or other agreements or instruments entered into from time to time under which the applicable lenders or holders of such instruments have agreed to make loans or otherwise extend credit to Cliffs Natural Resources Holdings Pty Ltd or any Subsidiary thereof in an amount not to exceed AUD $ 3,000,000.00.

Existing Letters of Credit:

Account Party	L/C Issuer	Expiry Date	Letter of Credit Amount (USD Value)	Beneficiary
Bloom Lake	The Bank of Nova Scotia	9/20/15	$500,000.00	Ministry of Fish and Oceans
CQIM	The Bank of Nova Scotia	9/21/15	$500,000.00	Hydro Quebec
Wabush Iron Co. Limited	The Bank of Nova Scotia	7/24/15	$111,520.00	Receiver General of Canada
CQIM	The Bank of Nova Scotia	10/02/15	$10,000,000.00	Canadian Iron Ore Railcar Leasing
Cliffs Natural Resources Inc.	The Bank of Nova Scotia	11/18/15	$3,465,000.00	Rockwood Casualty Insurance
WICL	The Bank of Nova Scotia	7/24/15	$143,000.00	Receiver General of Canada
CQIM	The Bank of Nova Scotia	7/29/15	$34,246.00	Receiver General of Canada
Cliffs Natural Resources Inc.	The Bank of Nova Scotia	8/21/15	$1,035,612.00	Northern Natural Gas
Cliffs Natural Resources Inc.	The Bank of Nova Scotia	10/24/14	$13,689,300.00	National Union Fire

SCHEDULE 3.1
The obligation of each Lender to make its initial extension of credit provided for in the Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent:
(a)    the Closing Date shall occur on or before May 31, 2015;
(b)    Agent shall have received evidence that appropriate Uniform Commercial Code financing statements, Australian PPSA financing statements and as-extracted collateral filings have been (or, on the Closing Date, will be) duly filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent’s or the Australian Security Trustee’s Liens in and to the Collateral, and, in the case of Australian PPSA financing statements, Agent shall have received searches reflecting the filing of all such financing statements;
(c)    Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed and delivered, and each such document shall be in full force and effect:

(i)	the Australian Security Documents described in clauses (a) and (b) of the definition thereof,

(ii)	a completed Borrowing Base Certificate,

(iii)	the Australian Control Agreements;

(iv)	the Copyright Security Agreement,

(v)	the Fee Letter,

(vi)	the Flow of Funds Agreement,

(vii)	the Guaranty and Security Agreement,

(viii)	the Intercompany Subordination Agreement,

(ix)	the Intercreditor Agreements,

(x)	a completed Perfection Certificate for each of the Loan Parties,

(xi)	the Patent Security Agreement,

(xii)	the Trademark Security Agreement,

(xiii)
a letter, in form and substance reasonably satisfactory to Agent, from Bank of America, N.A., in its capacity as administrative agent under the Existing Credit Facility (“Existing Agent”) to Agent respecting the amount necessary to repay in full all of the obligations of Parent and its Subsidiaries owing under the Existing Credit Facility and obtain a release of all of the Liens existing in favor of Existing Agent in and to the assets of Parent and its Subsidiaries, together with termination statements and other documentation evidencing the termination by Existing Agent of its Liens in and to the properties and assets of Parent and its Subsidiaries,

(xiv)	this Agreement, and

(xv)	the letter agreement referred to in the definition of “Canadian Restructuring”.

(d)    Agent shall have received a certificate from the Secretary or a director of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of the Loan Documents to which it is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;
(e)    Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, which Governing Documents shall be (i) certified by the Secretary or a director of such Loan Party, and (ii) with respect to Governing Documents that are charter documents, certified as of a recent date by the appropriate governmental official;
(f)    Agent shall have received a certificate of status with respect to each Loan Party (where applicable, or such other customary functionally equivalent certificates, to the extent available in the applicable jurisdiction), such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;
(g)    Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 5.6 of the Agreement, the form and substance of which shall be satisfactory to Agent;
(h)    Agent shall have received (i) from Jones Day, special New York, Delaware and Ohio counsel to the Loan Parties, an opinion addressed to the Agent and each of the Lenders and dated the Closing Date in form and substance reasonably satisfactory to the Agent, (ii) from Norcross & Judd, special Michigan counsel to Lake Superior & Ishpeming Railroad Company, Cliffs Empire, Inc. and Cliffs TIOP, Inc., each a Michigan corporation, (iii) from DeWitt Ross & Stevans, special Minnesota counsel to Pichands Hibbing Corporation, a Minnesota corporation and (iv) from Norton Rose Fulbright Australia, special Australian counsel to the Agent, an opinion addressed to the Agent and each of the Lenders and dated the Closing Date in form and substance reasonably satisfactory to the Agent;
(i)    Borrower shall have Liquidity of at least $600,000,000 after giving effect to the initial extensions of credit under the Agreement, the consummation of the Transactions, and the payment of all fees and expenses required to be paid by Borrowers on the Closing Date under the Loan Documents or otherwise in connection with the Transactions;
(j)    Agent shall have completed (i) Patriot Act searches, OFAC/PEP searches and customary individual background checks for each Loan Party, and (ii) OFAC/PEP searches and customary individual background searches for each Loan Party’s senior management and key principals, the results of which shall be satisfactory to Agent;
(k)    Agent shall have received an appraisal of the Net Orderly Liquidation Value of Borrowers’ Inventory and an appraisal of Borrowers’ Equipment to be included in Eligible Equipment, the results of which shall be satisfactory to Agent;
(l)    Agent shall have received a set of Projections of Borrower for the five year period following the Closing Date (on a year by year basis, and for the year following the Closing Date through December 31, 2015, on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent;
(m)    Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by the Agreement and the other Loan Documents for which invoices have been presented at least two Business Days prior to the Closing Date;

2

(n)    Agent shall have received copies of each of the material Transaction Documents (other than the Loan Documents), together with a certificate of the Secretary of Parent certifying each such document as being a true, correct, and complete copy thereof;
(o)    Agent shall have received evidence in form reasonably satisfactory to it that each of the Transactions shall have been consummated on or prior to the Closing Date or shall be consummated substantially contemporaneously with the Closing Date in accordance with the applicable Transaction Documents and all applicable requirements of law;
(p)    each Borrower and each of its Subsidiaries shall have received all governmental and third party approvals (including shareholder approvals) necessary or, in the reasonable opinion of Agent, advisable in connection with the Agreement or the Transactions, which shall all be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on this Agreement or the Transactions;
(q)    all other documents and legal matters in connection with the transactions contemplated by the Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent;
(r)    the Senior Secured Notes shall have been issued in a minimum aggregate principal amount of $400,000,000 and the Parent shall have consummated or concurrently herewith will be consummating the exchange offer with respect to the Existing Senior Notes, in each case on terms reasonably acceptable to the Agent;
(s)    Agent shall have received a signed letter from BGC Contracting Limited in relation to certain Australian security interests (in form and substance satisfactory to Agent); and
(t)    Agent shall have received a copy of a deed of release from Westpac Banking Corporation (in form and substance satisfactory to Agent).

3

SCHEDULE 3.6
(a)    Within 180 days of the Closing Date (or such longer period as the Agent shall determine in its sole discretion), the Real Property Collateral Requirements shall be satisfied for all Real Property Collateral as of the Closing Date.
(b)    By April 30, 2015, the following utility financing statements (also identified on Schedule P-2 to the Agreement) shall be terminated:

i.
utility financing statement filed with the Michigan Department of State (Document Number A782006) on September 27, 1976 in favor of National Bank of Detroit (as amended on January 16, 1978 and February 28, 1980);

ii.	utility financing statement filed with the Michigan Department of State (Document Number B007307) on October 26, 1978 in favor of The Cleveland Trust Company (as amended on December 1, 1978); and

iii.	utility financing statement filed with the Michigan Department of State (Document Number B007308) on October 26, 1978 in favor of The Cleveland Trust Company.
(c)    Within 120 days of the Closing Date (or such longer period as the Agent shall determine in its sole discretion), Parent shall provide evidence (in form and substance satisfactory to the Agent) that the Australian-registered trademarks of the Parent with registration number 1300894 and registration number 1300895 have been updated with IP Australia to reflect the current name of the Parent (being Cliffs Natural Resources Inc.).
(d)    Each applicable Australian Loan Party must use its best endeavours to obtain the consent (in form and substance satisfactory to Australian Security Trustee) of Australia Western Railroad Pty Ltd under the Rail Haulage Agreement (as defined in the Australian General Security Deed and Guarantee) to (a) the inclusion of the Rail Haulage Agreement as part of the Collateral (as defined in the Australian General Security Deed and Guarantee) and (b) the grant of a Lien in the Rail Haulage Agreement by the applicable Australian Loan Parties under the Australian General Security Deed and Guarantee.
(e)    Each applicable Australian Loan Party must use its best endeavours to obtain the consent (in form and substance satisfactory to Australian Security Trustee) of the Southern Ports Authority – Port of Esperance under the Lease Agreement (as defined in the Australian General Security Deed and Guarantee) to (a) the inclusion of the Storage Facilities and the Sample Preparation Shed (each as defined in the Australian General Security Deed and Guarantee) as part of the Collateral (as defined in the Australian General Security Deed and Guarantee) and (b) the grant of a Lien in the Storage Facilities and the Sample Preparation Shed by the applicable Australian Loan Party under the Australian General Security Deed and Guarantee.

SCHEDULE 4.1(b)

CAPITALIZATION OF BORROWERS

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units / Percentage of Membership Interest
Cliffs North American Coal LLC	Delaware	CLF PinnOak LLC	100%	N/A
CLF PinnOak LLC	Delaware	Cliffs Mining Company	100%	N/A
Cliffs Pickands Holding, LLC	Delaware	Cliffs Mining Company	100%	100
Cliffs Mining Holding, LLC	Delaware	Cliffs Mining Company	100%	100
Cliffs UTAC Holding LLC	Delaware	Cliffs Minnesota Mining Company	100%	N/A
United Taconite LLC	Delaware	Cliffs Minnesota Mining Company	70%	N/A
Cliffs International Management Company LLC	Delaware	Cliffs Natural Resources Inc.	100%	100% of Membership Interest
Cliffs Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	27,000
Cliffs Mining Services Company	Delaware	Cliffs Natural Resources Inc.	100%	1,000
Cliffs Minnesota Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	1,000
Lake Superior & Ishpeming Railroad Company	Michigan	Cliffs Natural Resources Inc.	100%	107,196
Northshore Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	100
The Cleveland-Cliffs Iron Company	Ohio	Cliffs Natural Resources Inc.	100%	1,000
Oak Grove Land Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Oak Grove Resources, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Pinnacle Land Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Pinnacle Mining Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
United Taconite LLC	Delaware	Cliffs UTAC Holding LLC	30%	N/A
Silver Bay Power Company	Delaware	Northshore Mining Company	100%	100
Cliffs TIOP Holding, LLC	Delaware	The Cleveland-Cliffs Iron Company	100%	100
Cliffs Empire Holding, LLC	Delaware	The Cleveland-Cliffs Iron Company	100%	100

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units / Percentage of Membership Interest
Pickands Hibbing Corporation	Minnesota	Cliffs Pickands Holding, LLC	100%	1,000
Cliffs Mining Holding Sub Company	Delaware	Cliffs Mining Holding, LLC	100%	100
Cliffs Empire, Inc.	Michigan	Cliffs Empire Holding, LLC	100%	500
Cliffs TIOP, Inc.	Michigan	Cliffs TIOP Holding, LLC	100%	500
Cliffs Natural Resources Pty Ltd	Australia	Cliffs Natural Resources Holdings Pty Ltd	100%	N/A
Cliffs Asia Pacific Iron Ore Pty Ltd	Australia	Cliffs Asia Pacific Iron Ore Holdings Pty Ltd	100%	N/A
Cliffs Natural Resources Holdings Pty Ltd	Australia	Cliffs Australia Holdings Pty Ltd	100%	N/A
Cliffs Asia Pacific Iron Ore Holdings Pty Ltd	Australia	Cliffs Natural Resources Holdings Pty Ltd	100%	N/A

SCHEDULE 4.1(c)

CAPITALIZATION OF BORROWERS’ SUBSIDIARIES

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units / Percentage of Membership Interest
Cliffs North American Coal LLC	Delaware	CLF PinnOak LLC	100%	N/A
CLF PinnOak LLC	Delaware	Cliffs Mining Company	100%	N/A
Cliffs Pickands Holding, LLC	Delaware	Cliffs Mining Company	100%	100
Cliffs Mining Holding, LLC	Delaware	Cliffs Mining Company	100%	100
Cliffs Technical Products LLC	Delaware	Cliffs Mining Company	100%	N/A
Syracuse Mining Company	Minnesota	Cliffs Mining Company	100%	500
Seignelay Resources, Inc.	Delaware	Cliffs Mining Company	100%	200
Cliffs Erie L.L.C.	Delaware	Cliffs Mining Company	100%	100% of Membership Interest
Cliffs UTAC Holding LLC	Delaware	Cliffs Minnesota Mining Company	100%	N/A
United Taconite LLC	Delaware	Cliffs Minnesota Mining Company	70%	N/A
Cleveland-Cliffs International Holding Company	Delaware	Cliffs Natural Resources Inc.	100%	650 350
Cliffs International Management Company LLC	Delaware	Cliffs Natural Resources Inc.	100%	100% of Membership Interest
Cliffs Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	27,000
Cliffs Mining Services Company	Delaware	Cliffs Natural Resources Inc.	100%	1,000
Cliffs Minnesota Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	1,000
Lake Superior & Ishpeming Railroad Company	Michigan	Cliffs Natural Resources Inc.	100%	107,196
Northshore Mining Company	Delaware	Cliffs Natural Resources Inc.	100%	100
The Cleveland-Cliffs Iron Company	Ohio	Cliffs Natural Resources Inc.	100%	1,000
Cliffs Natural Resources Exploration Inc.	Delaware	Cliffs Natural Resources Inc.	100%	N/A
Cliffs Reduced Iron Corporation	Delaware	Cliffs Natural Resources Inc.	100%	1,000
Cliffs West Virginia Coal Inc.	Delaware	Cliffs Natural Resources Inc.	100%	100

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units / Percentage of Membership Interest
Cliffs Renewable Energies LLC	Delaware	Cliffs Natural Resources Inc.	100%	N/A
IronUnits LLC	Delaware	Cliffs Natural Resources Inc.	100%	100% of Membership Interest
Oak Grove Land Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Oak Grove Resources, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Pinnacle Land Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Pinnacle Mining Company, LLC	Delaware	Cliffs North American Coal LLC	100%	100
Beard Pinnacle, LLC	Oklahoma	Cliffs North American Coal LLC	100%	N/A
United Taconite LLC	Delaware	Cliffs UTAC Holding LLC	30%	N/A
Silver Bay Power Company	Delaware	Northshore Mining Company	100%	100
Cliffs TIOP Holding, LLC	Delaware	The Cleveland-Cliffs Iron Company	100%	100
Cliffs Empire Holding, LLC	Delaware	The Cleveland-Cliffs Iron Company	100%	100
Cleveland-Cliffs Ore Corporation	Ohio	The Cleveland-Cliffs Iron Company	100%	5
Cliffs Marquette, Inc.	Michigan	The Cleveland-Cliffs Iron Company	100%	500
The Cleveland-Cliffs Steamship Company	Delaware	The Cleveland-Cliffs Iron Company	100%	12,000
MABCO Steam Company	Delaware	The Cleveland-Cliffs Iron Company	40.467%	N/A
Pickands Hibbing Corporation	Minnesota	Cliffs Pickands Holding, LLC	100%	1,000
Cliffs Mining Holding Sub Company	Delaware	Cliffs Mining Holding, LLC	100%	100
Hibbing Developmental Company	Minnesota	Pickands Hibbing Corporation	100%	N/A
Hibbing Taconite Company	Minnesota	Cliffs Mining Holding Sub Company	10%	N/A
Cliffs Empire, Inc.	Michigan	Cliffs Empire Holding, LLC	100%	500
Empire Iron Mining Partnership	Michigan	Cliffs Empire, Inc.	79%	N/A
Cliffs TIOP, Inc.	Michigan	Cliffs TIOP Holding, LLC	100%	500
Tilden Mining Company L.C.	Michigan	Cliffs TIOP, Inc.	85%	N/A
Cliffs Australia Coal Pty Ltd	Australia	Cliffs Natural Resources Pty Ltd	100%	N/A

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units / Percentage of Membership Interest
Cliffs Asia Pacific Iron Ore Holdings Pty Ltd	Australia	Cliffs Natural Resources Pty Ltd	100%	N/A
Cliffs Natural Resources Pty Ltd	Australia	Cliffs Natural Resources Holdings Pty Ltd	100%	N/A
Cliffs Asia Pacific Iron Ore Pty Ltd	Australia	Cliffs Asia Pacific Holdings Pty Ltd	100%	N/A
Cliffs Asia Pacific Iron Ore Management Pty Ltd	Australia	Cliffs Asia Pacific Holdings Pty Ltd	100%	N/A
Cliffs Magnetite Holdings Pty Ltd	Australia	Cliffs Asia Pacific Holdings Pty Ltd	100%	N/A
Cliffs Asia Pacific Iron Ore Investment Pty Ltd	Australia	Cliffs Asia Pacific Holdings Pty Ltd	100%	N/A

SCHEDULE 4.1(d)

SUBSCRIPTIONS, OPTIONS, WARRANTS, CALLS

Cliffs Natural Resources Exploration Inc. holds 1,000,000 warrant certificates in Zenyatta Ventures Ltd.

SCHEDULE 4.11

ENVIRONMENTAL MATTERS

None.

SCHEDULE 4.24

LOCATIONS OF INVENTORY AND EQUIPMENT

Location of Collateral	County	State/Province
Birmingport	Jefferson	Alabama
Oak Grove Mine	Jefferson	Alabama
Alabama State Docks	Mobile	Alabama
ArcelorMittal Indiana Harbor	Lake	Indiana
Port of Escanaba	Delta	Michigan
Empire Mine	Marquette	Michigan
Lake Superior& Ishpeming Railroad	Marquette	Michigan
Tilden Mine	Marquette	Michigan
AK Steel Dearborn Works	Wayne	Michigan
Hibbing Mine	St. Louis	Minnesota
Northshore Mine	St. Louis	Minnesota
Port of Duluth	St. Louis	Minnesota
United Taconite Mine	St. Louis	Minnesota
ArcelorMittal Cleveland	Cuyahoga	Ohio
Cleveland Bulk Terminal, Port of Cleveland	Cuyahoga	Ohio
TORCO Dock, Port of Toledo	Lucas	Ohio
Pier 6, Norfolk International Terminals	N/A	Virginia
Pinnacle Mine	Wyoming and/or McDowell	West Virginia
Koolyanobbing Mine	N/A	Western Australia
Port of Esperance	N/A	Western Australia
Port of Superior	Douglas	Wisconsin

SCHEDULE 5.1
Deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the financial statements, reports, or other items set forth below at the following times in a form reasonably satisfactory to Agent:

within 45 days after the end of each of Parent’s fiscal quarters,
(a) an unaudited consolidated balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity covering Parent’s and its Subsidiaries’ operations during such period and compared to the prior period and plan, together with a corresponding discussion and analysis of results from management (or notice to the Administrative Agent that such discussion and analysis is in the Parent’s Form 10-Q), and

(b) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA and Fixed Charge Coverage Ratio.

within 90 days after the end of each of Parent’s fiscal years,
(c) consolidated financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants of national standing or otherwise reasonably acceptable to Agent and accompanied by an unqualified opinion (as defined in Section 1.2 of the Agreement), of such accountants to the effect that such audited financial statements have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management),

(d) unaudited consolidating financial statements of Parent and the other Loan Parties for each such fiscal year, and

(e) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA and Fixed Charge Coverage Ratio.

within 60 days after the end of each of Parent’s fiscal years,
(f) copies of Parent’s Projections, in a form reasonably satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, fiscal quarter by fiscal quarter, certified by the chief financial officer or other senior financial officer of Parent as being prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable by Parent at the time made and at the time so furnished.

if and when filed by Parent,
(g) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(h) any other filings made by Parent with the SEC, and

(i) any other information that is provided by Parent to its shareholders generally.

within 5 Business Days after any Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default,	(j) notice of such event or condition and a statement of the curative action that Borrowers propose to take with respect thereto.
within 5 Business Days after any Borrower has knowledge thereof,
(k) notice of all actions, suits, or proceedings brought by or against any Borrower or any of its Restricted Subsidiaries before any Governmental Authority which would reasonably be expected to result in a Material Adverse Effect.

promptly and in any event within 30 days after the filing thereof with the United States Department of Labor or other Governmental Authority,
(l) copies of each Schedule SB (Actuarial Information) to the Annual Report (Form 5500 Series) (or any equivalent under Australian law) including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information with respect to each Pension Plan.

promptly upon the request of Agent,
(m) (i) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Borrower or its Subsidiaries, in each case, to the extent such Environmental Action would reasonably be expected to result in a Material Adverse Effect, and (ii) written notice of a violation, citation, or other administrative order from a Governmental Authority, to the extent such violation, citation, or other administrative order would reasonably be expected to result in a Material Adverse Effect.

(n) any other information reasonably requested relating to the financial condition of any Borrower or its Restricted Subsidiaries.

For the avoidance of doubt, each document described above may be delivered electronically pursuant to the terms of Section 5.1 or Section 11 of the Agreement.

SCHEDULE 5.16(a)

ADI ACCOUNTS

Account Name	Account number	Bank	CNCY		Location
CLIFFS ASIA PACIFIC IRON ORE PTY LTD
CLIFFS ASIA PACIFIC IRON ORE PTY LTD		National Australia Bank	AUD	Term Deposit	Perth
CLIFFS ASIA PACIFIC IRON ORE PTY LTD		National Australia Bank	AUD	Operating Account	Perth
CLIFFS ASIA PACIFIC IRON ORE PTY LTD		Westpac Bank	USD	USD Currency Account	Perth
CLIFFS ASIA PACIFIC IRON ORE PTY LTD - REPRESENTATIVE OFFICE		Australia and New Zealand Bank	CNY	Operating Account	Beijing
CLIFFS ASIA PACIFIC IRON ORE PTY LTD - REPRESENTATIVE OFFICE		Bank of China	CNY	Operating Account	Beijing
CLIFFS ASIA PACIFIC IRON ORE PTY LTD - REPRESENTATIVE OFFICE		Bank of China	USD	Operating Account	Beijing
CLIFFS ASIA PACIFIC IRON ORE PTY LTD		Commonwealth Bank of Australia	AUD	Operating Account	Perth

CLIFFS NATURAL RESOURCES PTY LTD
CLIFFS NATURAL RESOURCES PTY LTD		Commonwealth Bank of Australia	USD	Operating Account	Perth
CLIFFS NATURAL RESOURCES PTY LTD		Commonwealth Bank of Australia	AUD	Operating Account	Perth

SCHEDULE 5.16(b)

DEPOSIT ACCOUNTS

CLIFFS NATURAL RESOURCES INC.	Account Number	Institution	Type
CLIFFS NATURAL RESOURCES INC.		Bank of America Merrill Lynch	Master
CITIBANK NA F/B/O CLIFFS NATURAL RESOURCES INC.		CitiBank N.A.	EURO TIME
CLIFFS NATURAL RESOURCES INC.		Fifth Third Bank	MMDA
CLIFFS NATURAL RESOURCES INC.		Huntington National Bank	MMDA
CLIFFS NATURAL RESOURCES INC. - CDA		PNC Bank N.A.	CDA
CLIFFS NATURAL RESOURCES INC. - DDA		PNC Bank N.A.	Master ZBA
CLIFFS NATURAL RESOURCES INC.		PNC Bank N.A.	MEDICAL BENEFITS
CLIFFS NATURAL RESOURCES INC.		PNC Bank N.A.	MMF
CLIFFS NATURAL RESOURCES INC.		RBS US	MMDA
CLIFFS NATURAL RESOURCES INC.		TREASURY CURVE	TreasuryCurve MMF Portal
CLIFFS NATURAL RESOURCES INC.		WELLS FARGO N.A.	BROKER ACCT
CCI SALARIED		BANK OF NEW YORK MELLON	DB/CCI Salary
CLIFFS NATURAL RESOURCES INC.		FIDELITY INVESTMENTS	DC
CLIFFS NATURAL RESOURCES INC.		KEYBANK N.A.	RABBI AND SUB TRUSTS
CLIFFS NATURAL RESOURCES INC.		KEYBANK N.A.	RABBI AND SUB TRUSTS
THE CLEVELAND-CLIFFS IRON COMPANY
THE CLEVELAND-CLIFFS IRON COMPANY		PNC Bank N.A.	DDA
Marquette County Community Fund
CCICo HOURLY		BANK OF NEW YORK MELLON	DB/CCI Salary
CCICo HOURLY		FIDELITY INVESTMENTS	DC
CCICo - EMPIRE		BANK OF NEW YORK MELLON	VEBA
CCICo - TILDEN		BANK OF NEW YORK MELLON	VEBA
CCICo - SHOPS		BANK OF NEW YORK MELLON	VEBA
CCICo		BANK OF NEW YORK MELLON	SUPP UNEMP BENE CCICO
CLIFFS MINING COMPANY
CLIFFS MINING COMPANY		PNC Bank N.A.	DDA

MITTAL USA - ONTARIO IRON
CLIFFS MINING COMPANY	Bank of Montreal	DDA
CLIFFS SALES COMPANY	Bank of America Merrill Lynch
NORTHSHORE MINING COMPANY
NORTHSHORE MINING COMPANY	WELLS FARGO N.A.	DDA
NORTHSHORE MINING COMPANY	WELLS FARGO N.A.	CD
NORTHSHORE MINING COMPANY	M&T BANK (T ROWE PRICE)	DC
SILVER BAY POWER COMPANY
SILVER BAY POWER COMPANY	M&T BANK (T ROWE PRICE)	DC
UNITED TACONITE LLC
UNITED TACONITE LLC	WELLS FARGO N.A.	LOCAL WORKING FUND
UNITED TACONITE LLC	WELLS FARGO N.A.	LOCAL WORKING FUND
ORE MINING COMPANIES	BANK OF NEW YORK MELLON	Ore Mining (Utac)
OMC MONEY PURCHASE PLAN	FIDELITY INVESTMENTS	DC
UNITED TACONITE LLC	BANK OF NEW YORK MELLON	VEBA
UNITED TACONITE LLC	BANK OF NEW YORK MELLON	SUPP UNEMP BENE UTAC
CLIFFS NORTH AMERICAN COAL LLC
CLIFFS NORTH AMERICAN COAL LLC	Bank of America Merrill Lynch	RECEIPTS
PINNACLE MINING COMPANY, LLC
PINNACLE MINING COMPANY	BANK OF NEW YORK MELLON	VEBA

SCHEDULE 5.2
Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in a form reasonably satisfactory to Agent:

monthly, within 20 days after the end of each fiscal month during each of Parent’s fiscal years, or during any Increased Borrowing Base Period (as defined below), weekly (no later than Wednesday of each week as of and for the immediately preceding week),

(a) an executed Borrowing Base Certificate,
(b) a detailed aging, by total, of Borrowers’ Accounts, together with a reconciliation and supporting documentation for any reconciling items noted,
(c) a monthly Account roll-forward, in a format reasonably acceptable to Agent in its Permitted Discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger,
(d) notice of all material claims, offsets, or disputes asserted by Account Debtors with respect to Borrowers’ Accounts,
(e) Inventory system/perpetual reports specifying the cost and the wholesale market value and Net Orderly Liquidation Value of each Borrower's Inventory, by category, with additional detail showing additions to and deletions therefrom,
(f) Equipment reports specifying the Net Book Value and Net Orderly Liquidation Value of each Borrower’s Mobile Equipment, with reasonable additional detail showing additions to and deletions therefrom,
(g) a detailed calculation of Inventory and Equipment categories that are not eligible for the Borrowing Base,
(h) a summary aging, by vendor, of Borrowers’ and their Restricted Subsidiaries’ accounts payable and any book overdraft and an aging, by vendor, of any held checks, and
(i) a detailed report regarding Borrowers’ and their Restricted Subsidiaries' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash (items (a) - (i) are referred to as the “Borrowing Base Materials”).

promptly upon the request of Agent,	(j) other reasonably requested supporting documentation related to the Borrowing Base Materials.
monthly, within 30 days after the end of each fiscal month during each of Parent’s fiscal years,
(k) a reconciliation of Accounts, trade accounts payable, Inventory and Mobile Equipment of Borrowers’ general ledger accounts to their monthly financial statements including any book reserves related to each category.

quarterly, within 45 days after the end of each fiscal quarter during each of Parent’s fiscal years,
(l) a report regarding each Borrower’s and its Restricted Subsidiaries’ accrued, but unpaid, ad valorem taxes.
(m) a report setting forth the current location of Borrowers’ Inventory and Mobile Equipment included in the most recent U.S. Borrowing Base Certificate.

promptly, upon the reasonable request by Agent (but no more frequently than semi-annually),
(n) copies of material purchase orders and invoices for Inventory and Equipment of any Borrower or its Restricted Subsidiaries and/or corresponding shipping and delivery documents and credit memos, in each case, together with corresponding supporting documentation, and
(o) such other reports as to the Collateral or the financial condition of any Borrower and its Restricted Subsidiaries, as Agent may request in its Permitted Discretion, including intra-quarter updates as to the locations of Inventory and Mobile Equipment included in the most recent U.S. Borrowing Base Certificate.

As used herein, “Increased Borrowing Base Reporting Period” means a period which shall commence on any date of determination (the “Commencement Date”) on which Excess Availability is less than the greater of (a) 15% of the Line Cap, and (b) $75,000,000, and shall continue until the last day of the first fiscal month ending after the Commencement Date when Liquidity has been greater than or equal to (x) 15% of the Line Cap, and (y) $75,000,000 for a period of 60 consecutive days.

For the avoidance of doubt, each document described above may be delivered electronically, to the extent such an electronic delivery system has been implemented, pursuant to the terms of Section 5.2 or Section 11 of the Agreement.

EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of [●] between [●] (“Assignor”) and [●] (“Assignee”).
Reference is made to the Syndicated Facility Agreement dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto and BANK OF AMERICA, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
1.Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (a) a principal amount of $________ of Assignor’s outstanding Revolving Loans and $___________ of Assignor’s participations in Letters of Credit and (b) the amount of $__________ of Assignor’s Revolver Commitment (which represents ____% of the total Revolver Commitments) (the foregoing items being, collectively, “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Assignment Agreement shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice attached hereto as Annex I delivered to Agent, provided that such Assignment Notice is executed by Assignor, Assignee and, if applicable, Agent, each Issuing Bank and the Borrowers. From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts accrue on or after the Effective Date.
2.Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, its Revolver Commitment is $__________ and the outstanding balance of its Revolving Loans and participations in Letters of Credit is $__________; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents. [Assignor is attaching the promissory note[s] held by it and requests that Agent exchange such note[s] for new promissory notes payable to Assignee [and Assignor].]
3.Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment Agreement; (b) confirms that it has received copies of the Credit Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Transferee; (e) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Loan Documents; (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA; and (h) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

A-1-1

4.This Assignment Agreement shall be governed by the laws of the State of New York. If any provision is found to be invalid under applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Assignment Agreement shall remain in full force and effect.
5.Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):
__________________________
__________________________
__________________________

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):
__________________________
__________________________
__________________________
__________________________
Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:
If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):
______________________________
______________________________
ABA No._______________________
______________________________
Account No.____________________
Reference: _____________________
If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):
______________________________
______________________________
ABA No._______________________
______________________________
Account No.____________________
Reference: _____________________
[Remainder of this page intentionally left blank]

A-1-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers, as of the first date written above.

[NAME OF ASSIGNOR] as Assignor
By:
Name:
Title:

[NAME OF ASSIGNEE] as Assignee
By:
Name:
Title:

A-1-3

ANNEX I TO ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT NOTICE
Reference is made to the Syndicated Facility Agreement dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto and BANK OF AMERICA, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
Assignor hereby notifies Borrowers and Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement (a) a principal amount of $________ of Assignor’s outstanding Revolving Loans and $___________ of Assignor’s participations in Letters of Credit and (b) the amount of $__________ of Assignor’s Revolver Commitment (which represents ____% of the total Revolver Commitments) (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Assignment Agreement shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee and, if applicable, Agent, each Issuing Bank and Borrowers. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the Credit Agreement to the extent of the Assigned Interest, as of the Effective Date.
For purposes of the Credit Agreement, Agent shall deem Assignor’s Revolver Commitment to be reduced by $_________, and Assignee’s Revolver Commitment to be increased by $_________.
The address of Assignee to which notices and information are to be sent under the terms of the Credit Agreement is:
________________________
________________________
________________________
________________________
The address of Assignee to which payments are to be sent under the terms of the Credit Agreement is shown in the Assignment Agreement.
This Assignment Notice is being delivered to Borrowers and Agent pursuant to Section 13.1 of the Credit Agreement. Please acknowledge your acceptance of this Assignment Notice by executing and returning to Assignee and Assignor a copy of this Assignment Notice.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Notice to be executed by their respective officers, as of the first date written above.

A-1-4

[NAME OF ASSIGNOR] as Assignor
By:
Name:
Title:

[NAME OF ASSIGNEE] as Assignee
By:
Name:
Title:

ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE

[BANK OF AMERICA, N.A., as Agent][1]
By:
Name:
Title:

[[ISSUING BANK], as Issuing Bank][2]
By:
Name:
Title:

[INSERT BORROWERS’ SIGNATURE BLOCKS]3

1 Include to the extent required by Section 13(a)(i) of the Credit Agreement.
2 Include to the extent required by Section 13(a)(i) of the Credit Agreement.
3 Include to the extent required by Section 13(a)(i) of the Credit Agreement.

A-1-5

EXHIBIT B-1

FORM OF BORROWING BASE CERTIFICATE
[•] [•], 20[•]
Reference is made to that certain Syndicated Facility Agreement, dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto and BANK OF AMERICA, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to Section 5.2 of the Credit Agreement, the undersigned Responsible Officer of the Parent hereby certifies, solely in his/her capacity as a Responsible Officer and not in any individual capacity, that the items set forth on Schedule I hereto, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items, are true and correct in all material respects.
For the avoidance of doubt, nothing contained in this Borrowing Base Certificate shall constitute a waiver, modification or limitation in the terms or conditions set forth in the Credit Agreement.

[Remainder of this page intentionally left blank]

B-1-1

In witness whereof, this Borrowing Base Certificate is executed by the undersigned as of the date first written above.

CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as Parent
By:
Name:
Title:

B-1-2

Schedule I

[Attached]

B-1-3

Bank of America

CONSOLIDATING AVAILABILITY SCHEDULE

(Use $000's)

Cliffs Natural Resources Inc.		USIO - Trade A/R	USIO - Unbilled A/R	NAC - Trade A/R	NAC - Unbilled A/R	APIO - Trade A/R
Gross Accounts Receivable	-					
Pricing Adjustment and Unsettlement	-					
FX Revaluation to G/L Adjustment	-					
Adjusted Accounts Receivable	-					
Ineligible A/R	-					
AR - Significantly Aged	-					
Aged Credits	-					
Extended Invoices	-					
Credit & Rebill Refreshed	-					
Debit Memo & Chargeback	-					
Finance Charge	-					
Other Invoice Level Ineligible	-					
Bankruptcy / Credit Hold / Other Credit Issues	-					
COD/Cash	-					
Total Combined Foreign Accounts	-					
Foreign Supported by Letter of Credit	-					
Eligible AR not supported by LC's	-					
Government	-					
Intercompany	-					
Guaranteed	-					
Algoma Unbilled - Will Not Pay Until Lawsuits Settled	-					
Cross-Aged	-					
Contra	-					
Concentration Cap	-					
Deferred Revenue Reserve	-					
Debtor with Special Limits	-					
	-					
Total Ineligible A/R	-	-	-	-	-	-
Net Eligible A/R	-	-	-	-	-	-
Advance Rate	0%	85%	85%	85%	85%	85%
Eligible A/R @ Adv %	-	-	-	-	-	-
Less: Dilution Reserve	-	-	-	-	-	-
Less: Other Reserve	-			-		-
Eligible A/R @ Adv %, net of Reserves	-	-	-	-	-	-
Sub Limit	-	-	-	-	-	-
A/R Availability	-	-	-	-	-	-

0.0% Effective Advance Rate

Cliffs Natural Resources Inc.	01/00/00	USIO - Standard & Flux Iron Ore	USIO - Sinter	ISOP - WIP / Concentrates	NAC - Unprocessed Coal (RM)	NAC - Processed Coal (FG)	WIP - Subgrade (APIO)	WIP - Mine & ROM (APIO)	FG Lump (APIO)	FG Fine (APIO)
Gross Inventory	-									
Freight In Inventory	-									
Total Inventory	-									
Ineligible Inventory										
Unexplained Variance in Reconciliation	-									
In-Transit (Marine Cargo on G.Lakes w/o proper documentation)	-									
Inventory located at Quebec Docks	-									
Ineligible Customer Locations	-									
Work In Process Owned by Joint Ventures	-									
Lower of Cost or Market Reserve	-									
Slow Moving/Obsolete Inventory/Unmerchantable	-									
Other	-	-	-	-	-	-	-	-	-	-
	-				-	-	-	-	-	-
Total Ineligible Inventory	-	-	-	-	-	-	-	-	-	-
Net Eligible Inventory	-	-	-	-	-	-	-	-	-	-
Advance Rates	0%	80%	80%	80%	80%	80%	80%	80%	80%	80%
Eligible Inventory @ Adv %	-	-	-	-	-	-	-	-	-	-
Less: AP to Outside (Port & Freight)	-	-	-	-	-	-	-	-	-	-
Less: Port Fees - Demurrage	-	-	-	-	-	-	-	-	-	-
Less: Other	-	-	-	-	-	-	-	-	-	-
Eligible Inventory @ Adv Rates <A>	-	-	-	-	-	-	-	-	-	-
NOLV %'s per the appraisal		114.9%	114.9%	113.9%	56.2%	84.3%	35.8%	114.9%	149.2%	149.2%
Advance Rates - 85% of NOLV		97.7%	97.7%	96.8%	47.8%	71.7%	30.4%	97.7%	126.8%	126.8%
Availability based on Appraisal <B>	-	-	-	-	-	-	-	-	-	-
Lower of <A> or <B>	-	-	-	-	-	-	-	-	-	-
Individual Sublimit		-	-	-	-	-	-	-	-	-
Inventory Availability before the Subline	-	-	-	-	-	-	-	-	-	-
Inventory Subline										
Net Inventory Availability	-									

0.0% Effective Advance Rate

Worksheet: Wt Consolidating Availability
Cliffs BBC Exhibit B-1 Schedule [illegible]

B-1-4

Bank of America

CONSOLIDATING AVAILABILITY SCHEDULE

Cliffs Natural Resources Inc.	01/00/00	USIO Supply Inventory	NAC Supply Inventory	APIO Supply Inventory
Supply Inventory	-			
Ineligible Supplies				
Supply Inventory Owned by the Joint Ventures	-			
Other	-			
Other	-			
Total Ineligible Supply Inventory	-	-	-	-
Net Eligible Supply Inventory	-	-	-	-
NOLV %'s per the appraisal		7.2%	11.8%	8.7%
Advance Rates - 85% of NOLV	0.0%	6.1%	10.0%	7.4%
Eligible Supply Inventory @ Adv %	-	-	-	-
Sub Limit	-	-	-	-
Supply Inventory Availability (Capped at 5%)	-	-	-	-
	#DIV/0!	Effective Advance Rate		

Cliffs Natural Resources Inc.	NBV FEB 2015	USIO Machinery & Equipment	NAC Machinery & Equipment	APIO Machinery & Equipment
Beginning NBV Machinery & Equipment	-			
Additions	-			
Disposals and Impairment	-			
Ineligibles	-			
Depreciation	-			
Ending NBV Machinery & Equipment	-	-	-	-
	-	-	-	-
NOLV Ratio		#DIV/0!	#DIV/0!	#DIV/0!
NOLV	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!
Eligible - 85% NOLV	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!
	#DIV/0!	Effective Advance Rate		

USIO Royalties	
NAC Royalties	
Redundancy Reserve	
Other Employee Liab. (Wages, Vacation Etc)	
Other Reserves (Royalites GL 21601022- $14,035M)	
Inv Reserve: AP to Outside (Port & Freight)	
Inv Reserve: Port Fees - Demurrage	
Total Line Reserves	-

		USIO	NAC	APIO	
Gross Availability	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!
		#DIV/0!	#DIV/0!	#DIV/0!	
Line Amount	550,000	450,000		100,000	
ADJUSTED GROSS AVAILABILITY	#DIV/0!	#DIV/0!		#DIV/0!	

Revolving Loan Balance including accrued fees & interest	-
Letters of Credit	147,462
Minimum Excess Availability	
Loan Exposures	147,462

NET AVAILABILITY / (SHORTFALL)	#DIV/0!

The company named in the box above labeled "Cliffs Natural Resources Inc." (the "Company"), by its duly authorized officer signing below, hereby certifies that (a) the information set forth in this certificate is true and correct as of the date(s) indicated herein and (b) the Company is in compliance with all terms and provisions contained in (i) the loan or other agreement between the Company and Bank of America NA pursuant to which this certificate is delivered (the "Agreement") and (ii) any and all documents, instruments and agreements evidencing, governing or securing the Agreement or otherwise executed in connection therewith.

Prepared by:______________________________

Authorized Signature:______________________________

(1) If this document is being transmitted electronically, the Borrower acknowledges that by entering the name of its duly authorized officer on the Certificate, that officer has reviewed the Certificate and affirmed the representations, warranties and certifications referenced above.

Worksheet: 9h Consolidating Availability
Cliffs BBC Exhibit B-1 Schedule (#70279…v1

B-1-5

Summary of Availability - FINAL

USIO Machinery & Equipment
	NBV FEB 2015

Beginning/NBV Current Month afer appraisal	0
Additions	0
Disposals and Impairment	0
Ineligibles	0
Depreciation	0
Net Machinery & Equipment	0

Net Eligible	0
NOLV Ratio	#DIV/0!	Ratio February 2015 Appraisal (NOLV $49,882)
NOLV	#DIV/0!
Eligible - 85% NOLV	#DIV/0!

APIO Machinery & Equipment
	NBV FEB 2015

Beginning/NBV Current Month afer appraisal
Additions	0
Disposals and Impairment	0
Ineligibles	0
Depreciation	0
Net Machinery & Equipment	0

Net Eligible	0
NOLV Ratio	#DIV/0!	Ratio February 2015 Appraisal (NOLV $27,675)
NOLV	#DIV/0!
Eligible - 85% NOLV	#DIV/0!

NAC Machinery & Equipment
	NBV FEB 2015

Beginning/NBV Current Month afer appraisal
Additions	0
Disposals and Impairment	0
Ineligibles	0
Depreciation	0
Net Machinery & Equipment	0

Net Eligible	0
NOLV Ratio	#DIV/0!	Ratio February 2015 Appraisal ($1,471)
NOLV	#DIV/0!
Eligible - 85% NOLV	#DIV/0!

B-1-6

NOLV Calculation - February 2015

USIO Machinery & Equipment		Appraisal - NOLV	BBC - NBV	NOLV Factor
Eligible Machinery & Equipment	2/23/2015	$49,882

Ineligible		0	0
Net Eligible Tractor/Trailer		$49,882	0	#DIV/0!

APIO Machinery & Equipment		Appraisal - NOLV	BBC - NBV	NOLV Factor
Eligible Machinery & Equipment	2/23/2015	$27,675

Ineligible		0	0
Net Eligible Tractor/Trailer		$27,675	0	#DIV/0!

NAC Machinery & Equipment		Appraisal - NOLV	BBC - NBV	NOLV Factor
Eligible Machinery & Equipment	2/23/2015	$1,471

Ineligible		0	0
Net Eligible Tractor/Trailer		$1,471	0	#DIV/0!

B-1-7

EXHIBIT B-2

FORM OF COMMITMENT ALLOCATION NOTICE/DISCRETIONARY
COMMITMENT ALLOCATION NOTICE
[•] [•], 20[•]
Cliffs Natural Resources Inc., an Ohio corporation (“Parent”), pursuant to Section 2.2 of that certain Syndicated Facility Agreement, dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), by and among Parent, the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto and Bank of America, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”) provides this notice (the “Notice”) to the Agent to certify the following:
(a)This Notice is a [Discretionary] Commitment Allocation Notice delivered in accordance with, and satisfying the requirements of, Section 2.2[(a)][(b)].
(b)[Pursuant to Section 2.2(a), the amount of the [U.S.][Australian] Revolver Commitments be allocated to support the availability of [Australian][U.S.] Revolving Loan Exposure shall be $[_______________].]
(c)[Pursuant to Section 2.2(b), the amount of U.S. Excess Availability to be allocated to the Australian Borrowing Base shall be $[_______________].]
(d)After giving effect to such reallocation, the Allocated U.S. [Availability] [Borrowing Base] shall be $[_______________].
(e)The reallocation requested by this Notice is requested to occur on [DATE].
(f)No Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur immediately after giving effect to such reallocation.
(g)Immediately after giving effect to such reallocation, the aggregate Australian Revolver Commitments shall not exceed the aggregate U.S. Revolver Commitments.
Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
The undersigned certifies that he/she is a Responsible Officer of Parent, and that as such he/she is authorized to execute this certificate on behalf of Parent.
[Remainder of this page intentionally left blank]

B-2-1

IN WITNESS WHEREOF, this Notice is executed by the undersigned as of the date first written above.

CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as Parent
By:
Name:
Title:

B-2-2

EXHIBIT B-3

FORM OF BANK PRODUCT PROVIDER AGREEMENT
[•] [•], 20[•]
To:    Bank of America, N.A.
135 S. LaSalle Street; Suite 925
Chicago, IL 60603
Attn: Peter Walther
Tel No.: 312-904-8225
Fax No.: 312-453-5555
Email: peter.walther@baml.com
Re:    Bank Product Obligations
Reference is made to that certain Syndicated Facility Agreement, dated as of March 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto and BANK OF AMERICA, N.A., a national banking association, as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). Each of the undersigned hereby acknowledge the following as of the date hereof:
The undersigned is [a Lender][an Affiliate of [insert name of Lender], which is a Lender], and is providing to [insert name(s)], which [is a Borrower][are Borrowers][a Subsidiary of a Borrower], the following Bank Product(s) that are permitted under the terms of the Credit Agreement:
[insert description of Bank Product(s)].
The maximum amount to be secured by the Collateral with respect to such Bank Product is $[insert amount]. The methodology to be used in calculating such amount is: [describe].
The undersigned hereby agrees to be bound by the provisions of Sections 15.13 and 18.5 of the Credit Agreement, and the provisions of the Credit Agreement referred to in such Sections, as provided therein.
Upon execution of this letter agreement by the undersigned and acceptance by Agent, the undersigned shall be a Bank Product Provider with regard to the Bank Product Obligations described above (in each case, subject to the terms of the Credit Agreement and the other Loan Documents).
This letter agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart hereof.
Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

B-3-1

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank]

Very truly yours,

[insert name of Bank Product Provider]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO
THIS ____ DAY OF ______, 20__:

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

B-3-2

EXHIBIT C-1
FORM OF COMPLIANCE CERTIFICATE
[on Parent’s letterhead]
To:    Bank of America, N.A.
135 S. LaSalle Street; Suite 925
Chicago, IL 60603
Attn: Peter Walther
Tel No.: 312-904-8225
Fax No.: 312-453-5555
Email: peter.walther@baml.com
Re:    Compliance Certificate dated [●], 20[●]
Ladies and Gentlemen:
Reference is made to that certain Syndicated Facility Agreement dated as of March 30, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for each member of the Lender Group and the Bank Product Providers. All initially capitalized terms used herein and in the schedules hereto and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to Section 5.1 and Section 5.2 of the Credit Agreement, the undersigned officer of Parent hereby certifies as of the date hereof that:
1.The financial information of Parent and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for year-end audit adjustments and the lack of footnotes), and fairly presents in all material respects the consolidated financial condition and the results of operations of the Loan Parties and their Subsidiaries as of the date set forth therein.
2.Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 5.1 of the Credit Agreement.
3.Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, in each case specifying the nature and period of existence thereof and what action Parent and/or its Subsidiaries have taken, are taking, or propose to take with respect thereto.
4.The financial calculations, analyses and information set forth on Schedule 3 attached hereto are delivered in compliance with the applicable provisions of the Credit Agreement requiring delivery thereof.
[Remainder of this page intentionally left blank]

C-1-1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned as of the date first written above.

CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as Parent
By:
Name:
Title:

C-1-2

SCHEDULE 1

Financial Information

C-1-3

SCHEDULE 2

Default or Event of Default

C-1-4

SCHEDULE 3

Financial Calculations4
The information described herein is as of [_________, ____],5 (the “Computation Date”) and, except as otherwise indicated below, pertains to the period from [_______, ____]6 to the Computation Date (the “Relevant Period”).

1.	Fixed Charge Coverage Ratio

(a)	EBITDA[7] for the Relevant Period ended on the Computation Date	$_____
(b)	Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during the Relevant Period	$_____
(c)	Federal, state and local income taxes paid in cash during the Relevant Period	$_____
(d)	Result of line (a) minus line (b) minus line (c)	$_____
(e)	Fixed Charges Insert amount from line 3(d) below. for the Relevant Period	$_____
(f)	Ratio of line (d) to line (e)	Actual: _____:1.00 Required: ≥ 1.00:1.00[9]

4 The following set forth in this Schedule are summaries and are qualified in their entirety by reference to the full text of the calculation provided in the Credit Agreement.
5 Insert the last day of the respective fiscal quarter or fiscal year covered by the financial statements which are required to be accompanied by this Compliance Certificate.
6 Insert the first day of the most recently completed four consecutive fiscal quarters of the Parent ended on the Computation Date.
7 Insert amount from line 2(d) below.
8 Insert amount from line 3(d) below.
9 Commencing on the date on which a Financial Covenant Period begins and measured as of the end of the fiscal quarter immediately preceding the date on which a Financial Covenant Period first begins and as of each fiscal quarter end thereafter during such Financial Covenant Period, the Parent and its Subsidiaries on a consolidated basis will have a Fixed Charge Coverage Ratio, measured on a quarter-end basis, of at least 1.00:1.00 for the 12-month period ending as of the end of each fiscal quarter.

C-1-5

2.	EBITDA

(a)	Parent’s consolidated net earnings (or loss),	$_____
(b)	minus (without duplication) the sum of items (i) through (iv) below of Parent for the Relevant Period to the extent included in determining consolidated net earnings (or loss) for such period:	$_____
i.	any extraordinary, unusual or non-recurring gains,	$_____
ii.	interest income,	$_____
iii.	exchange, translation or performance gains relating to any hedging transactions or foreign currency fluctuations, and	$_____
iv.	income arising by reason of the application of FAS 141R	$_____
(c)	plus (without duplication), the sum of the following items (i) through (xii) of Parent for the Relevant Period to the extent included in determining consolidated net earnings (or loss) for such period	$_____
i.	any non-cash extraordinary, unusual, or non-recurring losses,	$_____
ii.	the aggregate of the interest expense of Parent for the Relevant Period, determined on a consolidated basis in accordance with GAAP,	$_____
iii.
tax expense based on income, profits or capital, including federal, foreign, state, franchise and similar taxes (and for the avoidance of doubt, specifically excluding any sales taxes or any other taxes held in trust for a Governmental Authority),
$_____
iv.	depreciation and amortization for such period,	$_____
v.
with respect to any Permitted Acquisition after the Closing Date, costs, fees, charges, or expenses consisting of out-of-pocket expenses owed by Parent or any of its Subsidiaries to any Person for services performed by such Person in connection with such Permitted Acquisition incurred within 180 days of the consummation of such Permitted Acquisition, up to an aggregate amount (for all such items in this clause (v)) for such Permitted Acquisition not to exceed the greater of (A) $2,500,000 and (B) 2.50% of the Purchase Price of such Permitted Acquisition,
$_____
vi.
with respect to any Permitted Acquisitions after the Closing Date: (A) purchase accounting adjustments, including, without limitation, a dollar for dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet and before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in accordance with GAAP purchase accounting rules; and (B) non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141 and EITF Issue No. 01-3, in the event that such an adjustment is required by Parent’s independent auditors, in each case, as determined in accordance with GAAP,
$_____

C-1-6

vii.
costs and expenses incurred during such period in connection with the Canadian Restructuring in an aggregate amount for all such costs and expenses incurred after the Closing Date not to exceed $25,000,000,
$_____
viii.
non-cash compensation expense (including deferred non-cash compensation expense), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements) minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net earnings (or loss),
$_____
ix.	one-time non-cash restructuring charges,	$_____
x.	non-cash exchange, translation, or performance losses relating to any hedging transactions or foreign currency fluctuations,	$_____
xi.	non-cash losses on sales of fixed assets or write-downs of fixed or intangible assets (excluding ABL Collateral), and	$_____
xii.	any non-cash loss, charge or expense (but only to the extent not relating to the ABL Collateral)	$_____
(d)	EBITDA: (a) - (b) + (c) =	$_____

3.	Fixed Charges

(a)
the aggregate of the interest expense of Parent for the Relevant Period, determined on a consolidated basis in accordance with GAAP (“Interest Expense”) accrued (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense) during such period to the extent required to be paid in cash, plus
$_____
(b)
Scheduled principal payments in respect of all Indebtedness for borrowed money or letters of credit of Parent, determined on a consolidated basis in accordance with GAAP (“Funded Indebtedness”) that are required to be paid in cash during such period (excluding, for the avoidance of doubt, any mandatory or voluntary prepayments or any payments made in connection with the Transaction or any Refinancing of Funded Indebtedness), plus
$_____
(c)	All Restricted Payments paid in cash pursuant to Section 6.7(a), (d), or (e) during the Relevant Period	$_____
(d)	Fixed Charges: without duplication, the sum of: (a) + (b) + (c)	$_____

C-1-7

EXHIBIT L-1

FORM OF LIBOR NOTICE
Bank of America, N.A., as Agent
under the below referenced Credit Agreement
Waukesha Operations
20975 Swenson Dr. Suite 200
Waukesha, WI  53186
Ladies and Gentlemen:
Reference hereby is made to that certain Syndicated Facility Agreement dated as of March 30, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as parent (“Parent”), the Subsidiaries of Parent identified on the signature pages thereto (such Subsidiaries, together with Parent, the “Borrowers”), the lenders party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as agent for each member of the Lender Group and the Bank Product Providers (the “Agent”). All initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
This LIBOR Notice represents Borrowers’ request to elect the LIBOR Option with respect to outstanding [U.S. Revolving Loans] [Australian Revolving Loans] in the amount of $[●]10 (the “LIBOR Rate Advance”)[, and is a written confirmation of the electronic notice of such election given to Agent].
The LIBOR Rate Advance will have an Interest Period of [1, 2, 3, 6, [or 12] ] month(s) commencing on [●].11
This LIBOR Notice further confirms Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.
Each Borrower represents and warrants that no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur immediately after giving effect to the request above.
[Remainder of this page intentionally left blank]

10 Borrowers may only exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000 (and integral multiples of $500,000 in excess thereof).
11 Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than seven (7) LIBOR Rate Loans in effect at any given time.

L-1-1

Dated:	CLIFFS NATURAL RESOURCES INC., an Ohio corporation, as Parent
By:
Name:
Title:

Acknowledged by: BANK OF AMERICA, N.A., as Agent
By:
Name:
Title:

L-1-2

EXHIBIT P-1
FORM OF U.S. PERFECTION CERTIFICATE
[____________], 20[__]
Reference is hereby made to (i) that certain U.S. Guaranty and Security Agreement (the “ABL Guaranty and Security Agreement”), among Cliffs Natural Resources Inc., an Ohio corporation (the “Parent”), the other grantors party thereto (collectively, the “Grantors”) and Bank of America, N.A., in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns, if any, in such capacity, “ABL Agent”), (ii) the Syndicated Facility Agreement, among Parent, certain Subsidiaries of Parent identified on the signature pages thereto, the lenders party thereto and ABL Agent (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (iii) that certain Security Agreement (First Lien) (the “Security Agreement (First Lien)”), among the Grantors and U.S. Bank National Association, in its capacity as collateral agent for the First Lien Notes Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, “First Lien Notes Collateral Agent”), (iv) that certain Security Agreement (Second Lien) (the “Security Agreement (Second Lien)”), among the Grantors and U.S. National Bank Association, in its capacity as collateral agent for the Second Lien Notes Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, “Second Lien Notes Collateral Agent”; and, together with the ABL Agent and the First Lien Notes Collateral Agent, collectively the “Agents” and each individually an “Agent”), (v) the Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Indenture”), among Parent, as issuer, certain Subsidiaries of Parent identified on the signature pages thereto and the First Lien Notes Collateral Agent and (vi) the Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Indenture”; and, together with the ABL Guaranty and Security Agreement, the Credit Agreement, the Security Agreement (First Lien), the Security Agreement (Second Lien) and the First Lien Indenture, collectively the “Agreements”), among Parent, as issuer, certain Subsidiaries of Parent identified on the signature pages thereto and the Second Lien Notes Collateral Agent.
Capitalized terms used but not defined herein have the meanings assigned in the Agreements, as applicable. Any terms (whether capitalized or lower case) used in this Perfection Certificate that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Agreements; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. As used herein, the term “Code” shall mean the “Code” as that term is defined in the ABL Guaranty and Security Agreement, Security Agreement (First Lien) or Security Agreement (Second Lien), as applicable.
As used herein, the term “Company” shall mean each of Cliffs Natural Resources Inc. and the other Grantors, individually, and the term “Companies” shall mean Cliffs Natural Resources Inc. and the other Grantors, collectively.
The undersigned hereby certify to the Agents as follows:
1.Names. (a) The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number and tax identification number, if any, of each Company that is a registered organization and the jurisdiction of formation or incorporation of each Company.

P-1-1

(b)    Set forth in Schedule 1(b) hereto is any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.
(c)    Set forth in Schedule 1(c) is a list of all other names (including trade names or similar appellations) used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of formation or incorporation or otherwise, at any time in the past five years. Also set forth in Schedule 1(c) is the information required by Section 1(a) of this certificate for any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time in the past five years. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.
2.Current Locations. (a) The chief executive office of each Company is located at the address set forth in Schedule 2(a) hereto.
(b)    Set forth in Schedule 2(b) are all locations where each Company maintains any material books or records relating to any Collateral.
(c)    Set forth in Schedule 2(c) hereto are all the other places of material business of each Company.
(d)    Set forth in Schedule 2(d) hereto are all other locations where each Company maintains any of the Collateral consisting of (i) inventory in excess of $1,500,000 per location or (ii) equipment that is included in the U.S. Borrowing Base not identified above.
(e)    Set forth in Schedule 2(e) hereto are the names and locations of all persons or entities other than each Company, such as lessors, consignees, bailees or warehouseman which have possession of any of the Collateral consisting of (i) inventory in excess of $1,500,000 per location or (ii) equipment that is included in the U.S. Borrowing Base, or instruments and chattel paper executed in connection therewith.
3.Prior Locations. (a) Set forth in Schedule 3 is the information required by Schedule 2(a), Schedule 2(b) or Schedule 2(c) with respect to each location or place of material business previously maintained by each Company at any time during the past four months.
(b)    Set forth in Schedule 3(b) is the information required by Schedule 2(d) or Schedule 2(e) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of (i) inventory in excess of $1,500,000 per location or (ii) equipment that is included in the U.S. Borrowing Base has been previously held at any time during the past twelve months.
4.Real Estate. Attached hereto as Schedule 4 is a chart of (a) all real property (owned and leased) of each Company, including mineral interests, (b) legal (or other) descriptions, approximate acreages and (where applicable) lessors thereof, and (c) other information relating thereto contemplated by such Schedule.
5.Extraordinary Transactions. Except for those purchases, mergers, acquisitions, consolidations, and other transactions described in Schedule 5 attached hereto, during the prior five years, all of the Collateral constituting ABL Priority Collateral with a value in excess of $10,000,000 in the aggregate has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.
6.Stock Ownership and Other Equity Interests. Attached hereto as Schedule 6 is a true and correct list of all of the authorized, and the issued and outstanding, Equity Interests owned by each Grantor and the record and beneficial owners of such Equity Interests. Also set forth in Schedule 6 is a true and correct organizational chart of Parent and its subsidiaries. Set forth on Schedule 6 is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.

P-1-2

7.Instruments and Chattel Paper. Attached hereto as Schedule 7 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper, and other evidence of indebtedness held by each Company as of the date hereof including all intercompany notes between or among any two or more Companies, in each case, having an individual value of $5,000,000.00 or more.
8.Intellectual Property. Schedule 8 provides a complete and correct list of all United States registered Copyrights (as defined in the ABL Guaranty and Security Agreement, the Security Agreement (First Lien) or the Security Agreement (Second Lien), as applicable) owned by any Company and all United States applications for registration of Copyrights owned by any Company, in each case, material to the business of the Companies, taken as a whole. Schedule 8 provides a complete and correct list of all United States Patents (as defined in the ABL Guaranty and Security Agreement, the Security Agreement (First Lien) or the Security Agreement (Second Lien), as applicable) owned by any Company and all applications for United States Patents owned by any Company, in each case, material to the business of the Companies, taken as a whole. Schedule 8 provides a complete and correct list of all United States registered Trademarks (as defined in the ABL Guaranty and Security Agreement, the Security Agreement (First Lien) or the Security Agreement (Second Lien), as applicable) owned by any Company and all United States applications for registration of Trademarks owned by any Company, in each case, material to the business of the Companies, taken as a whole.
9.Commercial Tort Claims. Attached hereto as Schedule 9 is a true and correct list of all commercial tort claims that, in the reasonable judgment of the Parent, are reasonably expected to result in proceeds in excess of $5,000,000 held by each Company, including a brief description thereof.
10.Deposit Accounts and Securities Accounts. Attached hereto as Schedule 10 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodities Accounts (each as defined in the ABL Guaranty and Security Agreement, the Security Agreement (First Lien) or the Security Agreement (Second Lien), as applicable) maintained by each Company, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account.
11.Letter-of-Credit Rights. Attached hereto as Schedule 11 is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder, with a face amount in excess of $5,000,000.
12.    Other Assets. A Company owns the following kinds of assets:

Aircraft:	Yes ____ No ____
Vessels, boats or ships:	Yes ____ No ____
Railroad rolling stock:	Yes ____ No ____
Assets subject to a certificate of title or other registration statute of the United States:	Yes ____ No ____
If the answer is yes to any of these other types of assets, other than immaterial assets, please describe on Schedule 12.

[The remainder of this page has been intentionally left blank]

P-1-3

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first above written.

[Signature Blocks to Come]

P-1-4

SCHEDULE 1(a)
TO PERFECTION CERTIFICATE

Legal Names, etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Charter Number	Jurisdiction of Formation or Incorporation	Tax ID Number

P-1-5

SCHEDULE 1(b)
TO PERFECTION CERTIFICATE

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

P-1-6

SCHEDULE 1(c)
TO PERFECTION CERTIFICATE

Changes in Corporate Identity: Other Names

Company/Subsidiary	Corporate Name of Entity	Action	Date of Prior Name Usage	Jurisdiction of Formation or Incorporation	List of Names used During the Past Five Years

P-1-7

SCHEDULE 2(a)
TO PERFECTION CERTIFICATE

Chief Executive Offices

Entity Name	Address	County	State

P-1-8

SCHEDULE 2(b)
TO PERFECTION CERTIFICATE

Location of Books

Company/Subsidiary	Address	County	State

P-1-9

SCHEDULE 2(c)
TO PERFECTION CERTIFICATE

Other Places of Business

Company/Subsidiary	Address	County	State

P-1-10

SCHEDULE 2(d)
TO PERFECTION CERTIFICATE

Additional Locations of Equipment and Inventory

Company/Subsidiary	Address	County	State

SCHEDULE 2(e)
TO PERFECTION CERTIFICATE

Locations of Collateral in Possession of Persons Other Than Any Company

Company/Subsidiary	Name of Entity in Possession of Collateral	Location of Collateral	County	State/Province

P-1-11

SCHEDULE 3(a)
TO PERFECTION CERTIFICATE

Prior Locations
Chief Executive Offices

Entity Name	Address	County	State

Location of Books

Company/Subsidiary	Address	County	State

Other Places of Business

Company/Subsidiary	Address	County	State

P-1-12

SCHEDULE 3(b)
TO PERFECTION CERTIFICATE

Prior Locations/Other Entities

Company/Subsidiary	Prior Locations of Collateral: Address Including County	Other Entities in Possession of Collateral/Capacity	Address of Such Other Entity Including County

SCHEDULE 4
TO PERFECTION CERTIFICATE
Real Property

P-1-13

SCHEDULE 5
TO PERFECTION CERTIFICATE

Transactions Other Than in the Ordinary Course of Business

Company/Subsidiary	Description of Transaction Including Parties Thereto	Date of Transaction

P-1-14

SCHEDULE 6
TO PERFECTION CERTIFICATE

Equity Interests of Companies and Subsidiaries

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Percentage Pledged	Number of Shares or Units / Percentage of Membership Interest	Cert No.

Organizational Chart

Other Equity Interests

Issuer	Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Percentage Pledged	Number of Shares or Units	Cert No.

P-1-15

SCHEDULE 7
TO PERFECTION CERTIFICATE

Instruments and Chattel Paper

Promissory Notes:

Chattel Paper:

P-1-16

SCHEDULE 8
TO PERFECTION CERTIFICATE

Copyrights, Patents and Trademarks

UNITED STATES COPYRIGHTS:

Title	Regn No.	Regn Date	Company

UNITED STATES PATENTS:

Title	Appln. No	Filed	Patent No.	Grant Date	Current Owner

UNITED STATES TRADEMARKS:

Mark	Appln. No.	Filed	Regn. No.	Regn. Date	Company	Status

P-1-17

SCHEDULE 9
TO PERFECTION CERTIFICATE

Commercial Tort Claims

SCHEDULE 10
TO PERFECTION CERTIFICATE

Deposit Accounts and Securities Accounts

SCHEDULE 11
TO PERFECTION CERTIFICATE

Letter of Credit Rights

SCHEDULE 12
TO PERFECTION CERTIFICATE

Other Assets

P-1-18

FORM OF SUPPLEMENT TO PERFECTION CERTIFICATE

Supplement (this “Supplement”), dated as of ____, 20__, to the Perfection Certificate, dated as of March 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Perfection Certificate”) by each of the parties listed on the signature pages hereto.
Reference is hereby made to (i) that certain U.S. Guaranty and Security Agreement (the “ABL Guaranty and Security Agreement”), among Cliffs Natural Resources Inc., an Ohio corporation (the “Parent”), the other grantors party thereto (collectively, the “Grantors”) and Bank of America, N.A., in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns, if any, in such capacity, “ABL Agent”), (ii) the Syndicated Facility Agreement, among Parent, certain Subsidiaries of Parent identified on the signature pages thereto, the lenders party thereto and ABL Agent (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (iii) that certain Security Agreement (First Lien) (the “Security Agreement (First Lien)”), among the Grantors and U.S. Bank National Association, in its capacity as collateral agent for the First Lien Notes Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, “First Lien Notes Collateral Agent”), (iv) that certain Security Agreement (Second Lien) (the “Security Agreement (Second Lien)”), among the Grantors and U.S. National Bank Association, in its capacity as collateral agent for the Second Lien Notes Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, “Second Lien Notes Collateral Agent”; and, together with the ABL Agent and the First Lien Notes Collateral Agent, collectively the “Agents” and each individually an “Agent”), (v) the Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Indenture”), among Parent, as issuer, certain Subsidiaries of Parent identified on the signature pages thereto and the First Lien Notes Collateral Agent and (vi) the Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Indenture”; and, together with the ABL Guaranty and Security Agreement, the Credit Agreement, the Security Agreement (First Lien), the Security Agreement (Second Lien) and the First Lien Indenture, collectively the “Agreements”), among Parent, as issuer, certain Subsidiaries of Parent identified on the signature pages thereto and the Second Lien Notes Collateral Agent.
All initially capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreements, as applicable. Any terms (whether capitalized or lower case) used in this Perfection Certificate that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Agreements; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. As used herein, the term “Code” shall mean the “Code” as that term is defined in the ABL Guaranty and Security Agreement, Security Agreement (First Lien) or Security Agreement (Second Lien), as applicable.
WHEREAS, the signatories hereto must execute and deliver a Perfection Certificate and the execution and delivery of the Perfection Certificate may be accomplished by the execution of this Supplement in favor of Agents, for the benefit of the applicable secured parties;
The undersigned, the ________ of _________, hereby certify (in my capacity as __________ and not in my individual capacity) to Agents and each of the secured parties as follows as of _______, 20__: [the information in the Perfection Certificate delivered on or prior to the Closing Date is true, correct, and complete on and as of the date hereof.] [Schedule 1(a), “Legal Names, Etc.”, Schedule 1(b), “Prior Organization Names”, Schedule 1(c), “Changes in Corporate Identity; Other Names”, Schedule 2(a), “Chief Executive Offices”, Schedule 2(b), “Location of Books”, Schedule 2(c), “Other Prior Business”, Schedule 2(d), “Additional Locations of Equipment and Inventory”, Schedule 2(e), “Locations of Collateral in Possession of Persons Other Than Any Company”, Schedule 3(a), “Prior Locations”, Schedule 3(b), “Prior Locations/Other Entities”, Schedule 4, “Real Property”, Schedule 5, “Transactions Other Than in the

P-1-19

Ordinary Course of Business”, Schedule 6, “Equity Interests”, Schedule 7, “Instruments and Chattel Paper”, Schedule 8, “Copyrights, Patents and Trademarks”, Schedule 9, “Commercial Tort Claims”, Schedule 10, “Deposit Accounts and Securities Accounts”, Schedule 11, “Letter-of-Credit Rights”, and Schedule 12, “Other Assets” attached hereto supplement Schedule 1(a), Schedule (1(b), Schedule 1(c), Schedule 2(a), Schedule 2(b), Schedule 2(c), Schedule 2(d), Schedule 2(e), Schedule 3(a), Schedule 3(b), Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12 respectively, to the Perfection Certificate and shall be deemed a part thereof for all purposes of the Perfection Certificate.]
The undersigned officers of each of the entities party hereto hereby certify as of the date hereof on behalf of such entities in their capacity as officers of such entities and not in their individual capacities that no additional filings or actions are required to create, preserve or perfect the security interests in the Collateral granted, assigned or pledged to Agents pursuant to the Agreements.
Except as expressly supplemented hereby, the Perfection Certificate shall remain in full force and effect.
IN WITNESS WHEREOF, we have hereunto signed this Supplement to Perfection Certificate as of this ____ day of ________________, 20__.

[Signature Blocks to Come]

P-1-20

SCHEDULE 1(a)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Legal Names, etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Charter Number	Jurisdiction of Formation or Incorporation	Tax ID Number

P-1-21

SCHEDULE 1(b)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

P-1-22

SCHEDULE 1(c)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Changes in Corporate Identity: Other Names

Company/Subsidiary	Corporate Name of Entity	Action	Date of Prior Name Usage	Jurisdiction of Formation or Incorporation	List of Names used During the Past Five Years

P-1-23

SCHEDULE 2(a)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Chief Executive Offices

Entity Name	Address	County	State

P-1-24

SCHEDULE 2(b)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Location of Books

Company/Subsidiary	Address	County	State

P-1-25

SCHEDULE 2(c)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Other Places of Business

Company/Subsidiary	Address	County	State

P-1-26

SCHEDULE 2(d)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Additional Locations of Equipment and Inventory

Company/Subsidiary	Address	County	State

P-1-27

SCHEDULE 2(e)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Locations of Collateral in Possession of Persons Other Than Any Company

Company/Subsidiary	Name of Entity in Possession of Collateral/Capacity of such Entity	Address/Location of Collateral	County	State

P-1-28

SCHEDULE 3(a)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Prior Locations
Chief Executive Offices

Entity Name	Address	County	State

Location of Books

Company/Subsidiary	Address	County	State

Other Places of Business

Company/Subsidiary	Address	County	State

P-1-29

SCHEDULE 3(b)
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Prior Locations/Other Entities

Company/Subsidiary	Prior Locations of Collateral: Address Including County	Other Entities in Possession of Collateral/Capacity	Address of Such Other Entity Including County

P-1-30

SCHEDULE 4
TO SUPPLEMENTAL PERFECTION CERTIFICATE
Real Property

P-1-31

SCHEDULE 5
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Transactions Other Than in the Ordinary Course of Business

Company/Subsidiary	Description of Transaction Including Parties Thereto	Date of Transaction

P-1-32

SCHEDULE 6
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

Organizational Chart

P-1-33

SCHEDULE 7
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Instruments and Chattel Paper

Promissory Notes:

Chattel Paper:

P-1-34

SCHEDULE 8
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Copyrights, Patents and Trademarks

UNITED STATES COPYRIGHTS:
Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:

OWNER	APPLICATION NUMBER

UNITED STATES PATENTS:
Registrations:

OWNER	REGISTRATION NUMBER	DESCRIPTION

Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION

UNITED STATES TRADEMARKS:
Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

P-1-35

SCHEDULE 9
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Commercial Tort Claims

SCHEDULE 10
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Deposit Accounts and Securities Accounts

P-1-36

SCHEDULE 11
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Letter of Credit Rights

P-1-37

SCHEDULE 12
TO SUPPLEMENTAL PERFECTION CERTIFICATE

Other Assets

P-1-38

EXHIBIT P-2
FORM OF PERFECTION CERTIFICATE (AUSTRALIA)

[_______], 20[__]
Reference is hereby made to:

(i)
the general security deed and guarantee dated March 30, 2015 (the “General Security Deed”), among the Australian Companies (as defined below) and Bank of America, N.A., a national banking association (“Bank of America”), in its capacity as Australian security trustee for the Beneficiaries (as defined therein) (“Australian Security Trustee”), and

(ii)
the Credit Agreement dated March 30, 2015, among Cliffs Natural Resources Inc. (the “Parent”), certain Subsidiaries of the Parent identified on the signature pages thereto, the lenders party thereto as “Lenders” and Bank of America in its capacity as agent for each member of the Lender Group and the Bank Product Providers (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used but not defined herein have the meanings assigned in the General Security Deed or the Credit Agreement. Any terms (whether capitalized or lower case) used in this Perfection Certificate that are defined in the PPSA shall be construed and defined as set forth in the PPSA unless otherwise defined herein or in the Credit Agreement or General Security Deed. As used herein, the term “PPSA” shall mean the “PPSA” as that term is defined in the General Security Deed.
As used herein, the term “Australian Company” shall mean each of Cliffs Asia Pacific Iron Ore Holdings Pty Ltd, Cliffs Asia Pacific Iron Ore Pty Ltd, Cliffs Natural Resources Holdings Pty Ltd and Cliffs Natural Resources Pty Ltd, individually, and the term “Australian Companies” shall mean each Australian Company, collectively.
Each of the undersigned hereby certifies to the Agent as follows:
1.Names. (a) The exact legal name of each Australian Company, as such name appears in its respective certificate of incorporation, its constitution and at the Australian Securities Investment Commission, is set forth in Schedule 1(a). Also set forth in Schedule 1(a) is the ACN and ABN, if any, of each Australian Company, and the state of registration of each Australian Company.
(b)    Set forth in Schedule 1(b) hereto is each other company name that an Australian Company has had.
2.Current Locations. (a) The registered office of each Australian Company is located at the address set forth in Schedule 2(a) hereto.
(b)    Set forth in Schedule 2(b) are all locations where each Australian Company maintains any material books or records relating to any Collateral.
(c)    Set forth in Schedule 2(c) hereto are all the other places of material business of each Australian Company.
3.Equity Interests. Attached hereto as Schedule 3 is a true and correct list of all of the authorized, issued and outstanding Equity Interests of each Australian Company and its [Material] Subsidiaries and the registered and beneficial owners of such Equity Interests.
4.Instruments and Chattel Paper. Attached hereto as Schedule 4 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business),

P-2-1

tangible chattel paper, electronic chattel paper, and other evidence of indebtedness held by each Australian Company as of the date hereof including all intercompany notes between or among any two or more Loan Parties, in each case, having an individual value of $5,000,000 or more.
5.Litigation. Attached hereto as Schedule 5 is a true and correct list of all current litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency to which any Australian Company with a value in excess of $5,000,000 in the aggregate is a party to, including a brief description thereof.
6.Deposit Accounts and Marketable Securities. Attached hereto as Schedule 6 is a true and complete list of all Deposit Accounts maintained by each Australian Company, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account and all Marketable Securities of each Australian Company.
7.Letter-of-Credit Rights. Attached hereto as Schedule 7 is a true and correct list of all Letters of Credit issued in favor of each Australian Company, as beneficiary thereunder, with a face amount in excess of $5,000,000.
8.Serial Numbered Collateral. Attached hereto as Schedule 8 is a true and correct list of all (a) Serial Numbered Collateral subject to the General Security Deed.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first above written.

[Signature Blocks to Come]

P-2-2

SCHEDULE 1(a)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Legal Names, etc.

Legal Name of Australian Company	ACN	ABN	State of registration

P-2-3

SCHEDULE 1(b)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Prior Corporate Names

Australian Company	Prior Name

P-2-4

SCHEDULE 1(c)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Changes in Corporate Identity: Other Names

Australian Company	Corporate Name of Entity	Action	Date of Prior Name Usage	Jurisdiction of Formation or Incorporation	List of Names used During the Past Five Years

P-2-5

SCHEDULE 2(a)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Registered Offices

Australian Company	Address	State

P-2-6

SCHEDULE 2(b)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Location of Books

Australian Company	Address	State

P-2-7

SCHEDULE 2(c)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Other Places of Business

Australian Company	Address	State

P-2-8

SCHEDULE 2(d)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Additional Locations of Equipment and Inventory

Australian Company	Address	County	State

SCHEDULE 2(e)
TO PERFECTION CERTIFICATE (AUSTRALIA)

Locations of Collateral in Possession of Persons Other Than Any Australian Company

Australian Company	Name of Entity in Possession of Collateral/Capacity of such Entity	Address/Location of Collateral	County	State

P-2-9

SCHEDULE 3
TO PERFECTION CERTIFICATE (AUSTRALIA)

Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Registered Owner / Beneficial Owner	Description of Equity Interests	No. Shares/Interest	Percent Pledged

P-2-10

SCHEDULE 4
TO PERFECTION CERTIFICATE (AUSTRALIA)

Instruments and Chattel Paper

Promissory Notes:

Chattel Paper:

P-2-11

SCHEDULE 5
TO PERFECTION CERTIFICATE (AUSTRALIA)

Litigation

SCHEDULE 6
TO PERFECTION CERTIFICATE (AUSTRALIA)

Deposit Accounts and Marketable Securities

P-2-12

SCHEDULE 7
TO PERFECTION CERTIFICATE (AUSTRALIA)

Letter of Credit Rights

P-2-13

SCHEDULE 8
TO PERFECTION CERTIFICATE (AUSTRALIA)

Serial Numbered Collateral

P-2-14

FORM OF SUPPLEMENT TO PERFECTION CERTIFICATE (AUSTRALIA)
Supplement (this “Supplement”), dated ____, 20__, to the Perfection Certificate, dated March 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Perfection Certificate”) by each of the parties listed on the signature pages thereto.
Reference is hereby made to:

(i)
the general security deed and guarantee dated March 30, 2015 (the “General Security Deed”), among the Australian Companies (as defined below) and Bank of America, N.A., a national banking association (“Bank of America”), in its capacity as Australian security trustee for the Beneficiaries (as defined therein) (“Australian Security Trustee”), and

(ii)
the Syndicated Facility Agreement dated March 30, 2015, among Cliffs Natural Resources Inc. (the “Parent”), certain Subsidiaries of the Parent identified on the signature pages thereto, the lenders party thereto as “Lenders”, Bank of America in its capacity as agent for each member of the Lender Group and the Bank Product Providers and the Australian Security Trustee (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used but not defined herein have the meanings assigned in the General Security Deed or the Credit Agreement. Any terms (whether capitalized or lower case) used in this Supplement are defined in the PPSA shall be construed and defined as set forth in the PPSA unless otherwise defined herein or in the Credit Agreement or General Security Deed. As used herein, the term “PPSA” shall mean the “PPSA” as that term is defined in the General Security Deed.
As used herein, the term “Australian Company” shall mean each of Cliffs Asia Pacific Iron Ore Holdings Pty Ltd, Cliffs Asia Pacific Iron Ore Pty Ltd, Cliffs Natural Resources Holdings Pty Ltd and Cliffs Natural Resources Pty Ltd, individually, and the term “Australian Companies” shall mean each Australian Company, collectively.
WHEREAS, pursuant to Section 3.1 of the Credit Agreement, the Australian Companies must execute and deliver a Perfection Certificate and the execution and delivery of the Perfection Certificate may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of each member of the Lender Group and the Bank Product Providers;
In accordance with Section 3.1 of the Credit Agreement, the undersigned, the ________ of _________, hereby certify (in my capacity as __________ and not in my individual capacity) to Agent and each of the other members of the Lender Group and the Bank Product Providers as follows as of _______, 20__: [the information in the Perfection Certificate delivered on or prior to the Closing Date is true, correct, and complete on and as of the date hereof.] [Schedule 1(a), “Legal Names, Etc.”, Schedule 1(b), “Prior Corporate Names”, Schedule 1(c), “Changes in Corporate Identity: Other Names”, Schedule 2(a), “Registered Offices”, Schedule 2(b), “Location of Books”, Schedule 2(c), “Other Places of Business”, Schedule 2(d), “Additional Locations of Equipment and Inventory”, Schedule 2(e), “Locations of Collateral in Possession of Persons Other Than Any Australian Company”, Schedule 3, “Equity Interests”, Schedule 4, “Instruments and Chattel Paper”, Schedule 5 “Litigation”, Schedule 6, “Deposit Accounts and Marketable Securities”, Schedule 7, “Letter of Credit Rights”, and Schedule 8, “Serial Numbered Collateral” attached hereto supplement Schedule 1(a), Schedule 1(b), Schedule 1(c), Schedule 2(a), Schedule 2(b), Schedule 2(c), Schedule 2(d), Schedule 2(e), Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7 and Schedule 8 respectively, to the Perfection Certificate and shall be deemed a part thereof for all purposes of the Perfection Certificate.]
Except as expressly supplemented hereby, the Perfection Certificate shall remain in full force and effect.

P-2-15

IN WITNESS WHEREOF, we have hereunto signed this Supplement to Perfection Certificate as of this ____ day of ________________, 20__.

[Signature Blocks to Come]

P-2-16

SCHEDULE 1(a)
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Legal Names, etc.

Legal Name of Australian Company	ACN	ABN	State of registration

P-2-17

SCHEDULE 1(b)
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Prior Corporate Names

Australian Company	Prior Name

P-2-18

SCHEDULE 2(a)
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Registered Offices

Australian Company	Address	State

P-2-19

SCHEDULE 2(b)
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Location of Books

Australian Company	Address	State

P-2-20

SCHEDULE 2(c)
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Other Places of Business

Australian Company	Address	State

SCHEDULE 3
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Registered Owner / Beneficial Owner	Description of Equity Interests	No. Shares/Interest	Percent Pledged

P-2-21

SCHEDULE 4
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Instruments and Chattel Paper

Promissory Notes:

Chattel Paper:

P-2-22

SCHEDULE 5
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Litigation

SCHEDULE 6
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Deposit Accounts and Marketable Securities

P-2-23

SCHEDULE 7
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Letter of Credit Rights

P-2-24

SCHEDULE 8
TO SUPPLEMENTAL PERFECTION CERTIFICATE (AUSTRALIA)

Serial Numbered Collateral

P-2-25